UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                  Date of reporting period: December 31, 2017
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Annual Report
December 31, 2017

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2017

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  28
   First Trust US Equity Opportunities ETF (FPX)............................  30
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  33
   First Trust Dow Jones Internet Index Fund (FDN)..........................  35
   First Trust Capital Strength ETF (FTCS)..................................  37
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  39
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  43
Statements of Assets and Liabilities........................................  46
Statements of Operations....................................................  48
Statements of Changes in Net Assets.........................................  50
Financial Highlights........................................................  54
Notes to Financial Statements...............................................  58
Report of Independent Registered Public Accounting Firm.....................  68
Additional Information......................................................  69
Board of Trustees and Officers..............................................  74
Privacy Policy..............................................................  76

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2017

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded Fund which contains detailed information about your investment for the twelve months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices--the S&P 500(R) Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

      o The S&P 500(R) achieved something it had not previously finishing 2017 with 12 months of gains;

      o The Dow Jones realized a milestone as well closing above 24,000 for the first time ever on November 30; and

      o The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

World markets were also strong in 2017. According to the MSCI AC World Index, which captures all sources of equity returns in 23 developed and 24 emerging markets, world stocks rose every month in 2017. The value of public companies on global stock markets grew by $12.4 trillion during the year.

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continues to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the "Tax Cuts and Jobs Act," which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe that you should invest for the long term and be prepared for market volatility, which can happen at any time. How can you do this? By keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It's important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan through your investment. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

At the midpoint of 2017, House Speaker Paul Ryan stated that he did not think that the U.S. economy could achieve a 3% gross domestic product ("GDP") growth rate without passing tax reform legislation. The Tax Cuts and Jobs Act was signed into law by President Trump on December 22, 2017. One of the main goals of cutting taxes, both corporate and individual, is to try and boost economic activity in the U.S. It is true that real GDP growth has topped the 3.0% mark on an annualized basis the past two quarters (3.1% in the second quarter and 3.2% in the third quarter), but growth has only averaged 2.2% in the current recovery, which commenced in the third quarter of 2009, according to data from the Bureau of Economic Analysis. While it will likely take some time to determine how effective lower tax rates will be in stimulating economic growth, particularly the cut from 35% to 21% on the federal tax rate for corporations, the concept of tax cuts seems to have been well-received by investors since Trump was elected more than a year ago, in our opinion.

Both small and large companies in the U.S. seem optimistic looking ahead. The National Federation of Independent Business ("NFIB") reported that its Small Business Optimism Index hit 107.5 in November, the second-highest reading in its 44-year history, according to its own release. The all-time high was 108.0, set in September 1983. The NFIB noted that "small business owners are exuberant about the economy and are ready to lead the U.S. economy in a period of robust growth." Chief Executive's CEO Confidence Index in Business Conditions 12 Months Out just registered its second most optimistic year (7.08 out of 10) since the index commenced in 2003, according to its own release. The highest mark ever achieved for a calendar year was 7.47 in 2004. The monthly survey of 267 CEOs revealed that two-thirds of those polled plan to add to their workforce in 2018, while only 5% forecast a decrease in headcount. CEOs are also expecting to increase both profitability and revenue in 2018.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") listed globally reached an all-time high of $4.83 trillion at the close of 2017, according to its own release. Total assets invested in ETFs and ETPs listed in the U.S. reached a record high of $3.42 trillion.

U.S. STOCKS AND BONDS

In 2017, three of the major U.S. stock indices posted double-digit returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 21.83%, 16.24%, and 13.23%, respectively, according to Bloomberg. Nine of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Materials and Consumer Discretionary, up 38.83%, 23.84% and 22.98%, respectively, on a total return basis. The two sectors that posted losses were Energy and Telecommunication Services, down 1.25% and 1.01%, respectively. In general, cyclical areas of the stock market outperformed non-cyclicals in 2017, an indication that investors are optimistic about U.S. economic growth moving forward.

The Federal Reserve ("the Fed") raised the federal funds target rate (upper bound) three times, from 0.75% to 1.50%, in 2017. It is poised to hike rates three times in 2018, according to CNBC. The Fed has already raised this rate five times, dating back to its first hike on December 16, 2015. If the Fed tightens three times in 2018, the rate will likely hit 2.25%, assuming 25 basis points per hike. For comparative purposes, the target rate averaged 2.68% for the 25-year period ended December 29, 2017, according to Bloomberg. The highest level it reached over that period was 6.50% on May 16, 2000. So while this key benchmark lending rate is rising, it is still low by historical standards. The projected bump up in interest rates would not likely derail the bull market in stocks, but it could put some downward pressure on bond prices by pushing bond yields higher, in our opinion.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 7.50% in 2017. The worst-performing debt group that we track was Treasuries, though the group still generated a positive return. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.14%. The yield on the benchmark 10-Year Treasury note (T-note) declined by four basis points to 2.41% in 2017, according to Bloomberg. The average yield on the 10-year T-note was 2.58% for the 10-year period ended December 29, 2017.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 9.87% against a basket of major currencies in 2017, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.61% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 7.39% (USD) in 2017. The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of 37.28% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of 24.21% (USD) in 2017.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND(FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), the NYSE MKT and The Nasdaq Stock Market LLC ("Nasdaq"), excluding limited partnerships that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (9/27/05)       Ended        Ended        (9/27/05)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                        8.44%       16.89%       8.87%         8.23%        118.20%      133.93%        163.83%
Market Value                               8.55%       16.97%       8.88%         8.26%        118.95%      134.13%        164.52%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)        9.04%       17.58%       9.57%         8.95%        124.74%      149.31%        186.05%
Russell 2000(R) Index                     14.65%       14.12%       8.71%         8.61%         93.58%      130.54%        175.36%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 8.44% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("benchmark") generated a return of 14.65%. The Financials sector was given the highest allocation in the Fund with a 44.3% weighting. This sector had a modest return of 5.2% leading to a 1.8% contribution. The largest contributing sector to the Fund's return was the Industrials sector with a 2.1% contribution, which stems from its 14.8% allocation and 15.7% return. The Telecommunication Services sector was the worst performing sector with a -22.3% return and also the smallest weighted sector at 0.4%, which minimized its total impact to the Fund to only -0.2%. On a relative basis, the Fund underperformed the benchmark. The Fund's 26.2% larger allocation to the Financials sector created -2.5% of relative drag. The Fund's holdings within the Consumer Discretionary sector also created -1.6% of relative drag as the Fund underperformed this sector by 9.0%. Underperformance of 1.0% was reversed by the Fund giving less weighting to the poor performing Energy sector securities.

-----------------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    40.87%
Consumer Discretionary                        16.96
Industrials                                   14.90
Information Technology                         6.99
Health Care                                    6.23
Materials                                      5.54
Real Estate                                    2.92
Consumer Staples                               2.16
Utilities                                      1.79
Energy                                         1.64
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Rayonier Advanced Materials, Inc.              0.98%
Koppers Holdings, Inc.                         0.98
M/I Homes, Inc.                                0.87
ArcBest Corp.                                  0.85
NMI Holdings, Inc., Class A                    0.84
Axcelis Technologies, Inc.                     0.83
Schnitzer Steel Industries, Inc.,
   Class A                                     0.83
Astronics Corp.                                0.81
CTS Corp.                                      0.78
Independence Realty Trust, Inc.                0.78
                                             -------
   Total                                       8.55%
                                             =======

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2007 - DECEMBER 31, 2017

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select           Russell 2000(R)
                 Index Fund             MicroCap Index(SM)               Index
12/07              $10,000                   $10,000                    $10,000
06/08                8,775                     8,802                      9,063
12/08                6,668                     6,717                      6,622
06/09                6,528                     6,596                      6,797
12/09                8,058                     8,187                      8,421
06/10                7,833                     7,977                      8,257
12/10               10,134                    10,350                     10,683
06/11               10,475                    10,736                     11,346
12/11                9,255                     9,506                     10,237
06/12                9,851                    10,151                     11,110
12/12               10,724                    11,092                     11,910
06/13               12,466                    12,932                     13,799
12/13               15,369                    15,999                     16,534
06/14               15,266                    15,941                     17,061
12/14               15,842                    16,585                     17,343
06/15               16,666                    17,497                     18,167
12/15               15,931                    16,785                     16,577
06/16               16,329                    17,252                     16,945
12/16               21,579                    22,859                     20,110
06/17               21,713                    23,053                     21,113
12/17               23,393                    24,931                     23,055

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             151             1              0            0
01/01/14 - 12/31/14              93             1              0            0
01/01/15 - 12/31/15             112             0              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             180             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              98             2              0            0
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             140             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17              71             0              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, in the Morningstar(R) U.S. Market Index that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced annually in June. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (3/9/06)        Ended        Ended        (3/9/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       11.93%       13.99%       8.08%         7.49%         92.42%      117.58%        134.83%
Market Value                              11.96%       14.01%       8.02%         7.50%         92.61%      116.36%        134.99%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                              12.51%       14.56%       8.64%         8.03%         97.31%      129.03%        148.96%
S&P 500(R) Index                          21.83%       15.79%       8.50%         8.77%        108.14%      126.03%        169.85%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.93% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of 21.83%. The Fund's largest allocation was in the Consumer Staples sector with a 17.2% weighting. This sector was also the greatest contributing sector to the Fund's return with a 3.1% contribution and 17.3% return. The top performing sector in the Fund was the Materials sector with a 32.2% return. The least contributing sector was the Telecommunication Services sector with a -0.5% contribution, which stems from its 16.1% allocation and -0.5% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over-allocating the Telecommunication Services sector by 13.9%, leading to -3.5% of relative drag. The Fund's holdings within the Energy sector reversed 1.4% of underperformance as the Fund over-allocated and outperformed the benchmark by 2.9% and 6.8%, respectively, in this sector.

-----------------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Staples                              17.77%
Energy                                        15.83
Telecommunication Services                    15.54
Information Technology                        14.96
Industrials                                   11.10
Utilities                                      9.91
Health Care                                    5.29
Consumer Discretionary                         5.09
Financials                                     2.89
Materials                                      1.62
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exxon Mobil Corp.                              8.96%
AT&T, Inc.                                     8.75
Verizon Communications, Inc.                   6.79
Chevron Corp.                                  5.80
General Electric Co.                           5.55
Pfizer, Inc.                                   5.25
Procter & Gamble (The) Co.                     4.78
Philip Morris International, Inc.              4.41
Cisco Systems, Inc.                            3.96
Coca-Cola (The) Co.                            3.78
                                             -------
   Total                                      58.03%
                                             =======

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   DECEMBER 31, 2007 - DECEMBER 31, 2017

            First Trust Morningstar       Morningstar(R)
               Dividend Leaders              Dividend             S&P 500(R)
                  Index Fund             Leaders Index(SM)          Index
12/07               $10,000                   $10,000              $10,000
06/08                 7,408                     7,423                8,807
12/08                 6,829                     6,865                6,300
06/09                 6,449                     6,501                6,499
12/09                 7,801                     7,881                7,966
06/10                 7,448                     7,541                7,436
12/10                 9,053                     9,195                9,166
06/11                 9,761                     9,941                9,717
12/11                10,360                    10,577                9,358
06/12                11,217                    11,491               10,246
12/12                11,307                    11,609               10,856
06/13                12,885                    13,266               12,356
12/13                13,876                    14,322               14,371
06/14                15,304                    15,842               15,397
12/14                15,674                    16,263               16,339
06/15                15,199                    15,804               16,540
12/15                16,102                    16,779               16,565
06/16                18,472                    19,306               17,201
12/16                19,438                    20,358               18,549
06/17                20,006                    21,009               20,284
12/17                21,759                    22,906               22,603

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             171             0              0            0
01/01/14 - 12/31/14             190             0              0            0
01/01/15 - 12/31/15             151             0              0            0
01/01/16 - 12/31/16             161             0              0            0
01/01/17 - 12/31/17             131             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              81             0              0            0
01/01/14 - 12/31/14              62             0              0            0
01/01/15 - 12/31/15             101             0              0            0
01/01/16 - 12/31/16              91             0              0            0
01/01/17 - 12/31/17             120             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an applied market-cap weighted price index measuring the performance of the top U.S. companies ranked quarterly by market capitalization in the IPOX(R) U.S. Composite Index, a sub-index of the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest public offerings ("IPOs") in the IPOX(R) U.S. Composite Index, adjusted for liquidity. In general, eligible constituents are added on the sixth day of trading and remain eligible to be included in the Index for approximately four years. The Index includes the securities of small, mid and large companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (4/12/06)       Ended        Ended        (4/12/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       26.96%       18.05%       11.45%       11.96%        129.26%      195.64%        275.83%
Market Value                              26.91%       17.96%       11.42%       11.97%        128.43%      194.75%        276.17%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                    27.61%       18.72%       12.11%       12.63%        135.81%      213.78%        303.02%
S&P 500(R) Index                          21.83%       15.79%        8.50%        8.71%        108.14%      126.03%        166.16%
Russell 3000(R) Index                     21.13%       15.58%        8.60%        8.69%        106.26%      128.22%        165.49%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 26.96% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 21.13%. The Information Technology sector was the highest allocated sector in the Fund with a 26.8% weighting. This sector had a 42.9% return, which led to a 9.9% contribution to the Fund's return. It was the Materials sector which had the top return of 44.6%. The Fund's performance was impacted by -0.8% due to the Fund's holdings within the Energy sector which had 2.4% allocation and -26.9% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund outperforming the benchmark within the Consumer Discretionary sector by 14.3%, creating 2.3% of relative outperformance. The Fund's holdings within the Consumer Staples sector reversed -1.7% of underperformance as the benchmark outperformed the Fund by 6.9%.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        26.77%
Consumer Discretionary                        17.40
Health Care                                   16.18
Consumer Staples                              13.67
Financials                                     9.25
Industrials                                    7.98
Materials                                      3.50
Real Estate                                    2.06
Energy                                         1.55
Utilities                                      0.86
Telecommunication Services                     0.78
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Kraft Heinz (The) Co.                          8.12%
AbbVie, Inc.                                   7.94
PayPal Holdings, Inc.                          7.58
Shire PLC, ADR                                 4.03
Fiat Chrysler Automobiles N.V.                 2.98
Tyson Foods, Inc., Class A                     2.78
Synchrony Financial                            2.63
DXC Technology Co.                             2.32
Hilton Worldwide Holdings, Inc.                2.22
Fortive Corp.                                  2.15
                                             -------
   Total                                      42.75%
                                             =======

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2007 - DECEMBER 31, 2017

               First Trust
                US Equity            IPOX(R)-100           S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index              Index                Index
12/07            $10,000               $10,000              $10,000              $10,000
06/08              9,270                 9,297                8,808                8,895
12/08              5,612                 5,641                6,300                6,269
06/09              6,362                 6,422                6,499                6,532
12/09              8,134                 8,234                7,966                8,045
06/10              7,652                 7,770                7,435                7,558
12/10              9,621                 9,805                9,165                9,407
06/11             10,573                10,813                9,717               10,004
12/11              9,919                10,176                9,358                9,503
06/12             11,262                11,588               10,246               10,389
12/12             12,896                13,307               10,856               11,063
06/13             15,061                15,580               12,356               12,618
12/13             19,084                19,812               14,371               14,774
06/14             20,345                21,189               15,397               15,799
12/14             21,356                22,308               16,339               16,628
06/15             23,201                24,307               16,540               16,951
12/15             21,823                22,931               16,565               16,709
06/16             21,681                22,835               17,200               17,314
12/16             23,285                24,591               18,551               18,842
06/17             25,774                27,286               20,284               20,525
12/17             29,563                31,379               22,603               22,824

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             220             0              0            0
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0
01/01/17 - 12/31/17             179             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              32             0              0            0
01/01/14 - 12/31/14              94             0              0            0
01/01/15 - 12/31/15              80             0              0            0
01/01/16 - 12/31/16             134             0              0            0
01/01/17 - 12/31/17              72             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (6/19/06)       Ended        Ended        (6/19/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       36.99%       22.05%       17.86%       17.32%        170.82%      417.02%        531.03%
Market Value                              36.88%       22.09%       17.80%       17.32%        171.29%      414.70%        531.02%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)         37.69%       22.57%       18.48%       17.95%        176.61%      444.91%        571.33%
S&P Composite 1500(R) Health Care Index   22.47%       17.98%       11.36%       11.60%        128.63%      193.20%        254.54%
NASDAQ(R) Biotechnology Index             21.63%       18.99%       15.23%       14.57%        138.51%      312.85%        380.11%
S&P 500(R) Index                          21.83%       15.79%        8.50%        9.18%        108.14%      126.03%        175.50%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 36.99% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Health Care Index ("benchmark") generated a return of 22.47%. The Fund was fully comprised of the Pharmaceuticals, Biotechnology and Life Sciences Tools & Services industries. The top performing security in the Fund was Nektar Therapeutics with a 386.7% return. This security was given a 4.0% allocation, which led to a 7.8% contribution to the Fund. The worst performing security was Intrexon Corp. with a -52.1% return. This security was given a 2.9% allocation, which led to a -2.1% contribution to the Fund. On a relative basis, the Fund outperformed the benchmark. The Fund was over allocated in Pharmaceuticals, Biotechnology and Life Sciences Tools & Services securities by 38.3% and outperformed the benchmark by 14.4%, which together led to 12.3% of relative outperformance. The benchmark had a 41.0% exposure to Health Care Equipment & Services securities, which had a return of 30.1%, leading to -3.3% of relative drag.

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. or its affiliates ("NYSE Group, Inc.") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Group, Inc. NYSE Group, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                 75.34%
Life Sciences Tools & Services                16.38
Pharmaceuticals                                8.28
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Nektar Therapeutics                            8.28%
Neurocrine Biosciences, Inc.                   4.40
United Therapeutics Corp.                      4.10
Alnylam Pharmaceuticals, Inc.                  3.71
Alkermes PLC                                   3.62
Grifols S.A., ADR                              3.55
Juno Therapeutics, Inc.                        3.50
Bio-Techne Corp.                               3.49
Illumina, Inc.                                 3.48
BioMarin Pharmaceutical, Inc.                  3.40
                                             -------
   Total                                      41.53%
                                             =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     DECEMBER 31, 2007 - DECEMBER 31, 2017

             First Trust NYSE           NYSE Arca            NASDAQ(R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/07            $10,000                 $10,000              $10,000            $10,000             $10,000
06/08              9,349                   9,380                9,506              8,808               8,760
12/08              8,167                   8,228                8,744              6,300               7,624
06/09              8,784                   8,864                8,993              6,499               7,696
12/09             11,831                  11,979               10,129              7,967               9,207
06/10             12,805                  13,008                9,614              7,437               8,539
12/10             16,196                  16,499               11,674              9,168               9,687
06/11             18,174                  18,571               13,348              9,720              11,062
12/11             13,547                  13,876               13,084              9,361              10,839
06/12             18,177                  18,678               16,331             10,249              12,084
12/12             19,089                  19,668               17,309             10,859              12,828
06/13             24,096                  24,882               21,961             12,360              15,472
12/13             28,653                  29,659               28,727             14,376              18,240
06/14             34,126                  35,362               32,608             15,402              20,100
12/14             42,303                  43,870               38,610             16,345              22,761
06/15             51,474                  53,469               47,024             16,546              25,083
12/15             46,939                  48,865               43,153             16,571              24,448
06/16             37,166                  38,809               32,904             17,207              24,590
12/16             37,739                  41,267               33,935             18,554              23,947
06/17             47,317                  51,868               39,814             20,287              27,891
12/17             51,699                  54,491               41,285             22,603              29,320

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             204             0              0            0
01/01/14 - 12/31/14             183             0              0            0
01/01/15 - 12/31/15             159             0              0            0
01/01/16 - 12/31/16             129             1              0            0
01/01/17 - 12/31/17             136             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              48             0              0            0
01/01/14 - 12/31/14              69             0              0            0
01/01/15 - 12/31/15              93             0              0            0
01/01/16 - 12/31/16             122             0              0            0
01/01/17 - 12/31/17             115             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenue from Internet commerce or services. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods and services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (6/19/06)       Ended        Ended        (6/19/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       37.62%       23.00%       15.96%       15.95%        181.49%      339.56%        451.42%
Market Value                              37.59%       23.00%       15.91%       15.96%        181.57%      337.76%        451.57%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)    38.35%       23.62%       16.58%       16.58%        188.72%      363.64%        486.57%
S&P 500(R) Index                          21.83%       15.79%        8.50%        9.18%        108.14%      126.03%        175.50%
S&P Composite 1500(R) Information
   Technology Index                       37.29%       20.62%       11.82%       12.97%        155.35%      205.52%        308.18%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 37.62% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Information Technology Index ("benchmark") generated a return of 37.29%. The Fund was mainly comprised of Information Technology securities (69.5% allocation), which had a 38.5% return and 26.7% contribution, and Consumer Discretionary securities (19.9% allocation), which had a 40.1% return and 8.1% contribution. On a relative basis, the Fund outperformed the benchmark. The benchmark did not have any exposure to Consumer Discretionary securities such as Amazon.com, Inc., Netflix, Inc. or Groupon, Inc., which led to 0.5% of outperformance. The Fund's Information Technology sector holdings led to 0.7% of outperformance as the Fund outperformed the benchmark by 1.0%. Securities like E*TRADE Financial Corp. and TD Ameritrade Holding Corp., which are categorized as Diversified Financials by GICS, led to -0.2% of relative drag as the benchmark did not have any exposure to these less than average performing securities.

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        71.18%
Consumer Discretionary                        19.29
Financials                                     5.26
Telecommunication Services                     2.35
Health Care                                    1.92
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                               8.66%
Facebook, Inc., Class A                        8.20
Netflix, Inc.                                  5.28
PayPal Holdings, Inc.                          5.20
Alphabet, Inc., Class C                        4.95
Alphabet, Inc., Class A                        4.92
salesforce.com, Inc.                           4.79
eBay, Inc.                                     3.82
Twitter, Inc.                                  3.00
Expedia, Inc.                                  2.73
                                             -------
   Total                                      51.55%
                                             =======

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2007 - DECEMBER 31, 2017

               First Trust                Dow Jones                                 S&P Composite 1500(R)
            Dow Jones Internet        Internet Composite         S&P 500(R)         Information Technology
                Index Fund                Index(SM)                Index                    Index
12/07            $10,000                   $10,000                $10,000                  $10,000
06/08              8,930                     8,953                  8,808                    8,711
12/08              5,598                     5,623                  6,300                    5,710
06/09              7,472                     7,528                  6,499                    7,115
12/09             10,033                    10,137                  7,966                    9,195
06/10              9,549                     9,660                  7,436                    8,274
12/10             13,708                    13,913                  9,166                   10,310
06/11             14,496                    14,749                  9,718                   10,564
12/11             12,920                    13,201                  9,359                   10,426
06/12             14,141                    14,493                 10,247                   11,752
12/12             15,614                    16,058                 10,857                   11,964
06/13             18,156                    18,724                 12,357                   12,769
12/13             23,951                    24,787                 14,372                   15,433
06/14             23,836                    24,711                 15,398                   16,737
12/14             24,532                    25,479                 16,340                   18,357
06/15             26,885                    27,999                 16,541                   18,596
12/15             29,872                    31,186                 16,566                   19,384
06/16             28,862                    30,207                 17,202                   19,396
12/16             31,936                    33,509                 18,547                   22,251
06/17             37,914                    39,889                 20,279                   25,949
12/17             43,956                    46,359                 22,603                   30,547

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             200             0              0            0
01/01/14 - 12/31/14             148             0              0            0
01/01/15 - 12/31/15             201             0              0            0
01/01/16 - 12/31/16             124             0              0            0
01/01/17 - 12/31/17             129             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              52             0              0            0
01/01/14 - 12/31/14             104             0              0            0
01/01/15 - 12/31/15              51             0              0            0
01/01/16 - 12/31/16             128             0              0            0
01/01/17 - 12/31/17             122             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(TM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. In constructing the Index, NASDAQ begins with the largest 500 U.S. companies included in the NASDAQ US Benchmark Index and excludes (i) companies with less than $1 billion in cash and short term investments; (ii) companies with long-term debt are divided by the market capitalization greater than 30%; and
(iii) companies with return on equity less than 15%. NASDAQ then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies with the lowest combined volatility score, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each reconstituting and rebalancing effective date. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (7/6/06)        Ended        Ended        (7/6/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       26.49%       16.98%       9.56%        10.17%        119.01%      149.19%        204.28%
Market Value                              26.67%       17.03%       9.53%        10.19%        119.52%      148.56%        204.87%

INDEX PERFORMANCE
The Capital Strength Index(TM)*           27.28%        N/A          N/A           N/A           N/A          N/A            N/A
S&P 500 Value Index**                     15.36%       14.24%       6.80%         7.21%         94.54%       93.13%        122.48%
S&P 500(R) Index                          21.83%       15.79%       8.50%         8.96%        108.14%      126.03%        167.88%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

** The Fund no longer uses the S&P 500 Value Index as a comparative index for the Fund as the Advisor has determined that this index is no longer representative of the Fund's investment strategy and portfolio holdings. The S&P 500 Value Index will be represented in performance comparisons of the Fund until May 1, 2018.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 26.49% during the 12-month period covered by this report. During the same period, the S&P 500 Value Index ("benchmark") generated a return of 15.36%. The Fund's largest sector allocation was the Information Technology sector with a 30.3% allocation. This sector had a 27.7% return and 8.5% contribution. The top performing sector in the Fund was the Financials sector with a 49.7% return. This sector was given a smaller weighting of 3.6%, which capped the sector impact to the Fund's return to only 1.7%. The Fund's holdings amongst Consumer Discretionary sector were the worst performing securities with a 11.2% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund overweighting and outperforming the benchmark amongst Industrials sector securities by 14.2% and 16.9%, respectively, creating 3.7% of outperformance. Outperformance of 0.7% was reversed due to the Fund underperforming the benchmark amongst Consumer Discretionary sector.

-----------------------------
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates.

NASDAQ(R) and the Capital Strength Index(TM) are trademarks (the "Marks") of Nasdaq, Inc. ("NASDAQ"). The Marks are licensed for use by First Trust. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. The Fund should not be construed in any way as investment advice by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   27.72%
Information Technology                        25.82
Health Care                                   17.38
Consumer Staples                              14.51
Consumer Discretionary                         8.22
Financials                                     4.21
Materials                                      2.14
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Home Depot (The), Inc.                         2.22%
Costco Wholesale Corp.                         2.22
Progressive (The) Corp.                        2.21
Intel Corp.                                    2.19
Wal-Mart Stores, Inc.                          2.16
Monster Beverage Corp.                         2.15
LyondellBasell Industries N.V.,
   Class A                                     2.14
FedEx Corp.                                    2.12
Expeditors International of Washington,
   Inc.                                        2.10
Accenture PLC, Class A                         2.10
                                             -------
   Total                                      21.61%
                                             =======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  DECEMBER 31, 2007 - DECEMBER 31, 2017

            First Trust Capital        S&P 500(R)               S&P 500
               Strength ETF              Index                Value Index
12/07             $10,000               $10,000                 $10,000
06/08               9,216                 8,809                   8,396
12/08               6,278                 6,300                   6,079
06/09               7,076                 6,499                   5,993
12/09               8,751                 7,967                   7,366
06/10               8,091                 7,437                   6,976
12/10               9,979                 9,168                   8,479
06/11              10,764                 9,720                   8,922
12/11               9,685                 9,361                   8,438
06/12              10,211                10,249                   9,191
12/12              11,375                10,859                   9,930
06/13              13,269                12,360                  11,492
12/13              15,458                14,376                  13,105
06/14              16,321                15,402                  14,017
12/14              17,849                16,345                  14,723
06/15              17,819                16,546                  14,657
12/15              18,143                16,571                  14,261
06/16              19,112                17,207                  15,151
12/16              19,699                18,553                  16,742
06/17              22,140                20,286                  17,554
12/17              24,916                22,603                  19,315

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             134             0              0            0
01/01/14 - 12/31/14             108             9              0            0
01/01/15 - 12/31/15             190             2              0            0
01/01/16 - 12/31/16             194             0              0            0
01/01/17 - 12/31/17             197             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             117             1              0            0
01/01/14 - 12/31/14             131             4              0            0
01/01/15 - 12/31/15              57             3              0            0
01/01/16 - 12/31/16              58             0              0            0
01/01/17 - 12/31/17              54             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line Publishing LLC gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (8/19/03)       Ended        Ended        (8/19/03)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       12.48%       14.92%        9.85%       10.10%        100.47%      155.78%        298.64%
Market Value                              12.43%       14.94%        9.82%       10.11%        100.59%      155.14%        298.89%

INDEX PERFORMANCE
Value Line(R) Dividend Index*             13.31%       15.85%       10.72%         N/A         108.70%      176.75%          N/A
S&P 500(R) Index                          21.83%       15.79%        8.50%        9.30%        108.14%      126.03%        258.65%
Dow Jones U.S. Select Dividend
   Index(SM)*                             15.44%       15.57%        8.84%         N/A         108.21%      133.20%          N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2017) were 146.46% and 147.80% at NAV and Market Value, respectively. That compares to an Index return of 168.76% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2017) were 8.51% and 8.56% at NAV and Market Value, respectively. That compares to an Index return of 9.37% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 12.48% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of 21.83%. Utility sector were given the largest allocation in the Fund over the period at 22.0%. The top performing and contributing sector was the Industrials sector with a 24.5% return and 2.9% contribution. The Energy sector was the worst performing and contributing sector with a 3.5% return and 0.01% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund under allocating and underperforming the benchmark amongst Information Technology sector by -14.9% and -14.7%, respectively, leading to -3.2% of relative drag. Due to the Fund under allocating and outperforming the benchmark amongst Energy sector by -3.8% and 4.6%, respectively, this led to 1.1% of relative outperformance.

-----------------------------
Value Line(R) and Safety(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     22.19%
Financials                                    18.82
Consumer Staples                              14.59
Industrials                                   12.59
Health Care                                    7.30
Consumer Discretionary                         7.26
Information Technology                         6.78
Real Estate                                    3.68
Materials                                      2.62
Energy                                         2.61
Telecommunication Services                     1.56
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
New Jersey Resources Corp.                     0.54%
MDU Resources Group, Inc.                      0.54
Black Hills Corp.                              0.54
Toronto-Dominion (The) Bank                    0.54
Eaton Corp. PLC                                0.53
Fortis, Inc.                                   0.53
Eversource Energy                              0.53
MGE Energy, Inc.                               0.53
Spire, Inc.                                    0.53
Diageo PLC, ADR                                0.53
                                             -------
   Total                                       5.34%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2007 - DECEMBER 31, 2017

                First Trust
               Value Line(R)           Value Line(R)         S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index          Index            Dividend Index(SM)
12/07             $10,000                 $10,000             $10,000                 $10,000
06/08               9,026                   9,055               8,809                   7,860
12/08               7,583                   7,636               6,301                   6,903
06/09               7,492                   7,567               6,500                   6,037
12/09               9,068                   9,202               7,967                   7,671
06/10               8,807                   8,968               7,437                   7,572
12/10              10,526                  10,765               9,168                   9,076
06/11              11,382                  11,688               9,720                   9,837
12/11              11,477                  11,829               9,361                  10,203
06/12              12,204                  12,639              10,249                  10,870
12/12              12,760                  13,258              10,859                  11,309
06/13              14,532                  15,166              12,360                  12,876
12/13              16,150                  16,916              14,376                  14,596
06/14              17,527                  18,442              15,402                  16,036
12/14              18,726                  19,779              16,345                  16,838
06/15              18,336                  19,443              16,546                  16,237
12/15              18,959                  20,193              16,571                  16,563
06/16              21,628                  23,137              17,207                  19,139
12/16              22,740                  24,419              18,553                  20,205
06/17              23,977                  25,848              20,286                  21,435
12/17              25,579                  27,673              22,603                  23,323

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             238             0              0            0
01/01/14 - 12/31/14             223             0              0            0
01/01/15 - 12/31/15             179             0              0            0
01/01/16 - 12/31/16             182             0              0            0
01/01/17 - 12/31/17             185             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              14             0              0            0
01/01/14 - 12/31/14              29             0              0            0
01/01/15 - 12/31/15              73             0              0            0
01/01/16 - 12/31/16              70             0              0            0
01/01/17 - 12/31/17              66             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line Publishing LLC assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (6/12/03)       Ended        Ended        (6/12/03)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       9.05%        12.55%       3.14%         6.18%         80.62%       36.26%        139.31%
Market Value                              9.04%        12.58%       3.11%         6.18%         80.83%       35.86%        139.42%

INDEX PERFORMANCE
Value Line(R) 100 Index*                  10.22%       13.67%       4.08%          N/A          89.73%       49.10%          N/A
Russell 3000(R) Index                     21.13%       15.58%       8.60%         9.51%        106.26%      128.22%        274.95%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2017) were 45.26% and 45.33% at NAV and Market Value, respectively. That compares to an Index return of 59.57% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2017) were 3.60% and 3.61% at NAV and Market Value, respectively. That compares to an Index return of 4.53% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 9.05% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 21.13%. Information Technology sector, which had a 54.1% return and 18.5% allocation, contributed to 6.8% of the Fund's return. The highest allocated sector in the Fund was the Consumer Discretionary sector with a 26.7% allocation. The Fund's worst performing sector was the Energy sector, which was given a 7.8% allocation, with a -25.9% return and a -3.1% contribution. On a relative basis, the Fund underperformed the benchmark. The Fund underperformed the benchmark amongst Consumer Discretionary sector by -15.7%, which led to -5.3% of relative drag. The Real Estate, Consumer Staples, and Financials sectors each reversed close to 0.3% of relative drag as the Fund outperformed the benchmark by 18.5%, 3.6%, and 5.8%, respectively.

-----------------------------
Value Line(R) and Timeliness(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        24.39%
Health Care                                   21.21
Industrials                                   16.43
Consumer Discretionary                        12.89
Financials                                    12.39
Materials                                      3.29
Utilities                                      3.19
Consumer Staples                               3.11
Real Estate                                    3.10
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
PulteGroup, Inc.                               1.25%
Churchill Downs, Inc.                          1.23
Avery Dennison Corp.                           1.21
NVR, Inc.                                      1.15
UnitedHealth Group, Inc.                       1.15
BGC Partners, Inc., Class A                    1.11
SBA Communications Corp.                       1.09
Marriott International, Inc.,
   Class A                                     1.09
Wyndham Worldwide Corp.                        1.09
Charles River Laboratories
   International, Inc.                         1.09
                                             -------
   Total                                      11.46%
                                             =======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2007 - DECEMBER 31, 2017

            First Trust Value Line(R) 100            Value Line(R)            Russell 3000(R)
                Exchange-Traded Fund                   100 Index                   Index
12/07                  $10,000                          $10,000                   $10,000
06/08                    9,146                            9,148                     8,895
12/08                    5,171                            5,193                     6,269
06/09                    4,970                            5,013                     6,531
12/09                    5,830                            5,910                     8,044
06/10                    5,780                            5,889                     7,557
12/10                    7,550                            7,726                     9,405
06/11                    7,978                            8,224                    10,003
12/11                    6,952                            7,182                     9,502
06/12                    7,146                            7,412                    10,387
12/12                    7,545                            7,856                    11,062
06/13                    8,669                            9,074                    12,617
12/13                   10,521                           11,072                    14,774
06/14                   11,659                           12,326                    15,799
12/14                   11,714                           12,438                    16,629
06/15                   12,024                           12,826                    16,952
12/15                   11,347                           12,150                    16,709
06/16                   11,737                           12,623                    17,314
12/16                   12,496                           13,520                    18,836
06/17                   12,379                           13,482                    20,518
12/17                   13,626                           14,910                    22,822

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             100             0              0            0
01/01/14 - 12/31/14             165             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             140             1              0            0
01/01/17 - 12/31/17             137             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             152             0              0            0
01/01/14 - 12/31/14              87             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16             111             0              0            0
01/01/17 - 12/31/17             113             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2017      DECEMBER 31, 2017      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $1,077.80             0.60%             $3.14
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $1,087.60             0.45%             $2.37
Hypothetical (5% return before expenses)             $1,000.00           $1,022.94             0.45%             $2.29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $1,147.00             0.59%             $3.19
Hypothetical (5% return before expenses)             $1,000.00           $1,022.23             0.59%             $3.01

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $1,092.60             0.56%             $2.95
Hypothetical (5% return before expenses)             $1,000.00           $1,022.38             0.56%             $2.85

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $1,159.20             0.53%             $2.88
Hypothetical (5% return before expenses)             $1,000.00           $1,022.53             0.53%             $2.70

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $1,125.40             0.61%             $3.27
Hypothetical (5% return before expenses)             $1,000.00           $1,022.13             0.61%             $3.11

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2017 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2017      DECEMBER 31, 2017      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $1,066.80             0.70%             $3.65
Hypothetical (5% return before expenses)             $1,000.00           $1,021.68             0.70%             $3.57

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED
   FUND (FVL)
Actual                                               $1,000.00           $1,101.40             0.70%             $3.71
Hypothetical (5% return before expenses)             $1,000.00           $1,021.68             0.70%             $3.57


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2017 through December 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.4%
      18,866 Astronics Corp. (a)               $      782,373
       9,228 Ducommun, Inc. (a)                       262,537
       9,914 Vectrus, Inc. (a)                        305,847
                                               --------------
                                                    1,350,757
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.1%
      30,324 Radiant Logistics, Inc. (a)              139,490
                                               --------------
             AUTO COMPONENTS -- 2.0%
      17,070 Motorcar Parts of America,
                Inc. (a)                              426,579
      23,955 Stoneridge, Inc. (a)                     547,611
       3,286 Strattec Security Corp.                  143,105
      20,735 Superior Industries International,
                Inc.                                  307,915
      18,376 Tower International, Inc.                561,387
                                               --------------
                                                    1,986,597
                                               --------------
             BANKS -- 23.8%
      13,118 Access National Corp.                    365,205
      10,384 Allegiance Bancshares, Inc. (a)          390,958
      12,460 Arrow Financial Corp.                    423,017
      22,965 Atlantic Capital Bancshares,
                Inc. (a)                              404,184
      13,692 Bank of Commerce Holdings                157,458
       4,889 Bank of Marin Bancorp                    332,452
      13,804 Bar Harbor Bankshares                    372,846
      11,303 BCB Bancorp, Inc.                        163,893
      16,570 Bridge Bancorp, Inc.                     579,950
      16,762 Bryn Mawr Bank Corp.                     740,880
      13,889 Camden National Corp.                    585,144
      14,831 Carolina Financial Corp.                 550,972
       9,118 Central Valley Community Bancorp         184,001
      10,920 Citizens & Northern Corp.                262,080
       8,012 Civista Bancshares, Inc.                 176,264
      12,861 CNB Financial Corp.                      337,473
      34,024 CoBiz Financial, Inc.                    680,140
      19,736 Community Bankers Trust Corp. (a)        160,848
       3,663 Community Financial (The) Corp.          140,293
      26,652 ConnectOne Bancorp, Inc.                 686,289
       7,683 Enterprise Bancorp, Inc.                 261,606
       9,634 Equity Bancshares, Inc.,
                Class A (a)                           341,140
       4,278 Evans Bancorp, Inc.                      179,248
       6,728 Farmers Capital Bank Corp.               259,028
      22,683 Farmers National Banc Corp.              334,574
      19,697 Fidelity Southern Corp.                  429,395
      13,288 Financial Institutions, Inc.             413,257
       8,215 First Bancshares, (The), Inc. (b)        280,953
      11,415 First Bank                               158,098
      13,381 First Community Bancshares, Inc.         384,436
      12,544 First Connecticut Bancorp, Inc.          328,026
      10,067 First Financial Corp.                    456,538
      26,176 First Foundation, Inc. (a)               485,303
       7,077 First Internet Bancorp                   269,987
       8,132 First Mid-Illinois Bancshares, Inc. 313,407 11,002 Franklin Financial Network,
                Inc. (a)                              375,168
      10,320 Great Southern Bancorp, Inc.             533,028
      21,318 Guaranty Bancorp                         589,443
      32,485 Heritage Commerce Corp.                  497,670


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      15,276 HomeTrust Bancshares, Inc. (a)    $      393,357
      21,697 Horizon Bancorp                          603,177
       7,768 Howard Bancorp, Inc. (a)                 170,896
      19,096 Independent Bank Corp.                   426,796
       7,169 Investar Holding Corp.                   172,773
      14,763 Mercantile Bank Corp.                    522,167
       5,638 Midland States Bancorp, Inc.             183,122
       8,307 MidWestOne Financial Group, Inc.         278,534
       6,357 Nicolet Bankshares, Inc. (a)             347,982
       6,531 Northeast Bancorp                        151,193
       5,302 Norwood Financial Corp. (b)              174,966
       7,478 Old Line Bancshares, Inc.                220,152
      26,520 Old Second Bancorp, Inc.                 361,998
       3,708 Paragon Commercial Corp. (a)             197,303
       5,219 Parke Bancorp, Inc.                      107,250
      14,384 Peapack-Gladstone Financial Corp.        503,728
       4,197 Penns Woods Bancorp, Inc.                195,496
       4,293 Peoples Bancorp of North Carolina,
                Inc.                                  131,752
      16,364 Peoples Bancorp, Inc.                    533,794
      11,562 QCR Holdings, Inc.                       495,432
       7,999 Republic Bancorp, Inc., Class A          304,122
       9,672 Sierra Bancorp                           256,888
       6,273 SmartFinancial, Inc. (a)                 136,124
       5,999 Southern First Bancshares,
                Inc. (a)                              247,459
      19,483 TriState Capital Holdings,
                Inc. (a)                              448,109
      16,401 Triumph Bancorp, Inc. (a)                516,631
       6,435 Two River Bancorp (b)                    116,667
      10,391 Xenith Bankshares, Inc. (a)              351,527
                                               --------------
                                                   23,134,047
                                               --------------
             BIOTECHNOLOGY -- 0.4%
      31,665 AMAG Pharmaceuticals, Inc. (a)           419,561
                                               --------------
             BUILDING PRODUCTS -- 2.2%
      14,295 CSW Industrials, Inc. (a)                656,855
      44,454 PGT Innovations, Inc. (a)                749,050
      31,099 Quanex Building Products Corp.           727,717
                                               --------------
                                                    2,133,622
                                               --------------
             CAPITAL MARKETS -- 3.4%
      13,951 B. Riley Financial, Inc.                 252,513
       2,888 Diamond Hill Investment Group,
                Inc.                                  596,834
       3,432 GAMCO Investors, Inc., Class A           101,759
      12,084 Hamilton Lane, Inc., Class A             427,653
      13,908 INTL FCStone, Inc. (a)                   591,507
      14,559 Pzena Investment Management,
                Inc., Class A                         155,345
      35,954 Virtu Financial, Inc., Class A           657,958
       7,157 Westwood Holdings Group, Inc.            473,865
                                               --------------
                                                    3,257,434
                                               --------------
             CHEMICALS -- 3.6%
      23,470 American Vanguard Corp.                  461,185
       6,537 Core Molding Technologies, Inc.          141,853
       8,495 Hawkins, Inc.                            299,024
      10,729 KMG Chemicals, Inc.                      708,972
      18,570 Koppers Holdings, Inc. (a)               945,213


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
      46,355 Rayonier Advanced Materials, Inc. $      947,960
                                               --------------
                                                    3,504,207
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.2%
      22,752 Ennis, Inc.                              472,104
      11,879 Heritage-Crystal Clean, Inc. (a)         258,368
      32,739 Hudson Technologies, Inc. (a)            198,726
      41,180 InnerWorkings, Inc. (a)                  413,035
      33,298 Kimball International, Inc.,
                Class B                               621,674
      20,160 SP Plus Corp. (a)                        747,936
       7,664 VSE Corp.                                371,168
                                               --------------
                                                    3,083,011
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.4%
       7,145 NV5 Global, Inc. (a)                     386,902
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
       1,797 United States Lime & Minerals, Inc.      138,549
                                               --------------
             CONSUMER FINANCE -- 1.1%
      29,956 Enova International, Inc. (a)            455,331
       8,396 Regional Management Corp. (a)            220,899
       5,272 World Acceptance Corp. (a)               425,556
                                               --------------
                                                    1,101,786
                                               --------------
             CONTAINERS & PACKAGING -- 0.2%
       5,855 UFP Technologies, Inc. (a)               162,769
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.8%
      14,562 American Public Education,
                Inc. (a)                              364,778
      26,117 Bridgepoint Education, Inc. (a)          216,771
      13,103 Carriage Services, Inc.                  336,878
       7,027 Collectors Universe, Inc.                201,254
      34,779 K12, Inc. (a)                            552,986
       6,812 Liberty Tax, Inc.                         74,932
                                               --------------
                                                    1,747,599
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.2%
       8,062 Marlin Business Services Corp.           180,589
                                               --------------
             ELECTRIC UTILITIES -- 0.1%
      10,944 Spark Energy, Inc., Class A (b)          135,706
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.5%
       6,261 Allied Motion Technologies, Inc.         207,176
      11,873 TPI Composites, Inc. (a)                 242,922
                                               --------------
                                                      450,098
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.7%
       6,688 Airgain, Inc. (a) (b)                     60,125
      29,483 CTS Corp.                                759,187
      24,003 Kimball Electronics, Inc. (a)            438,055
      10,630 Napco Security Technologies,
                Inc. (a)                               93,012
      10,322 PC Connection, Inc.                      270,540
                                               --------------
                                                    1,620,919
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.7%
      10,626 CorEnergy Infrastructure Trust,
                Inc.                           $      405,913
      74,761 Independence Realty Trust, Inc.          754,338
      17,155 NexPoint Residential Trust, Inc.         479,311
                                               --------------
                                                    1,639,562
                                               --------------
             FOOD PRODUCTS -- 1.4%
       9,500 Farmer Brothers Co. (a)                  305,425
       7,788 John B. Sanfilippo & Son, Inc.           492,591
      24,623 Landec Corp. (a)                         310,250
      10,702 Limoneira Co.                            239,725
                                               --------------
                                                    1,347,991
                                               --------------
             GAS UTILITIES -- 0.1%
       5,546 RGC Resources, Inc. (b)                  150,186
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.3%
      32,866 AngioDynamics, Inc. (a)                  546,562
       9,516 Exactech, Inc. (a)                       470,566
       5,629 FONAR Corp. (a) (b)                      137,066
      26,523 Lantheus Holdings, Inc. (a)              542,395
      37,778 Meridian Bioscience, Inc.                528,892
                                               --------------
                                                    2,225,481
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.8%
      26,952 Aceto Corp.                              278,414
       6,647 Addus HomeCare Corp. (a)                 231,316
      11,250 Almost Family, Inc. (a)                  622,688
      13,713 Civitas Solutions, Inc. (a)              234,492
       4,523 Psychemedics Corp.                        92,993
      26,431 RadNet, Inc. (a)                         266,953
                                               --------------
                                                    1,726,856
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.5%
      24,168 Century Casinos, Inc. (a)                220,654
      32,544 Del Taco Restaurants, Inc. (a)           394,433
      19,375 El Pollo Loco Holdings, Inc. (a)         191,812
       9,863 Fogo De Chao, Inc. (a)                   114,411
       9,679 Golden Entertainment, Inc. (a)           316,019
      17,225 Marcus (The) Corp.                       471,104
      10,141 Monarch Casino & Resort, Inc. (a)        454,520
       2,622 Nathan's Famous, Inc.                    197,961
      20,871 Potbelly Corp. (a)                       256,713
       8,004 RCI Hospitality Holdings, Inc.           223,952
      26,038 Ruth's Hospitality Group, Inc.           563,723
                                               --------------
                                                    3,405,302
                                               --------------
             HOUSEHOLD DURABLES -- 4.4%
       9,649 AV Homes, Inc. (a)                       160,656
       9,033 Bassett Furniture Industries, Inc.       339,641
      19,745 Century Communities, Inc. (a)            614,069
       6,601 Flexsteel Industries, Inc.               308,795
      13,584 Green Brick Partners, Inc. (a)           153,499
      10,371 Hooker Furniture Corp.                   440,249
     112,493 Hovnanian Enterprises, Inc.,
                Class A (a)                           376,852
      10,875 Lifetime Brands, Inc.                    179,437


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
      24,635 M/I Homes, Inc. (a)               $      847,444
      12,326 New Home Co., (The), Inc. (a)            154,445
      24,916 William Lyon Homes, Class A (a)          724,557
                                               --------------
                                                    4,299,644
                                               --------------
             INSURANCE -- 2.6%
       8,445 Baldwin & Lyons, Inc., Class B           202,258
       7,854 EMC Insurance Group, Inc.                225,331
       8,677 Global Indemnity Ltd. (a)                364,608
      26,164 Greenlight Capital Re, Ltd.,
                Class A (a)                           525,896
       7,093 HCI Group, Inc.                          212,081
      10,801 Health Insurance Innovations, Inc.,
                Class A (a) (b)                       269,485
      19,221 Heritage Insurance Holdings,
                Inc. (b)                              346,362
       1,284 Investors Title Co.                      254,681
       8,180 Kingstone Cos., Inc.                     153,784
                                               --------------
                                                    2,554,486
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 0.2%
      64,270 Meet Group, (The), Inc. (a)              181,241
                                               --------------
             IT SERVICES -- 1.4%
      23,343 Hackett Group (The), Inc.                366,719
      31,248 Perficient, Inc. (a)                     595,899
      45,113 Unisys Corp. (a)                         367,671
                                               --------------
                                                    1,330,289
                                               --------------
             LEISURE PRODUCTS -- 1.7%
       5,111 Johnson Outdoors, Inc., Class A          317,342
      18,160 Malibu Boats, Inc., Class A (a)          539,897
       6,849 Marine Products Corp.                     87,256
      14,812 MCBC Holdings, Inc. (a)                  329,123
      27,487 Nautilus, Inc. (a)                       366,951
                                               --------------
                                                    1,640,569
                                               --------------
             MACHINERY -- 3.4%
       9,111 Blue Bird Corp. (a) (b)                  181,309
      18,322 Columbus McKinnon Corp.                  732,514
      23,876 Commercial Vehicle Group, Inc. (a)       255,234
       5,604 Eastern (The) Co.                        146,545
      19,595 Global Brass & Copper Holdings,
                Inc.                                  648,594
       5,514 Hurco Cos., Inc.                         232,691
      10,185 Miller Industries, Inc.                  262,773
       7,852 Park-Ohio Holdings Corp.                 360,799
      29,537 Spartan Motors, Inc.                     465,208
                                               --------------
                                                    3,285,667
                                               --------------
             MEDIA -- 0.9%
      58,833 Entravision Communications
                Corp., Class A                        420,656
      15,103 Hemisphere Media Group, Inc. (a)         174,440
      14,223 Reading International, Inc.,
                Class A (a)                           237,524
                                               --------------
                                                      832,620
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             METALS & MINING -- 1.0%
      13,989 Ryerson Holding Corp. (a)         $      145,486
      24,046 Schnitzer Steel Industries, Inc.,
                Class A                               805,541
                                               --------------
                                                      951,027
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 3.4%
      25,237 AG Mortgage Investment Trust, Inc.       479,755
      87,823 Anworth Mortgage Asset Corp.             477,757
      43,082 Arbor Realty Trust, Inc.                 372,229
      25,523 Ares Commercial Real Estate Corp.        329,247
      10,459 Cherry Hill Mortgage Investment
                Corp.                                 188,157
      45,257 Dynex Capital, Inc.                      317,252
       9,192 Ellington Residential Mortgage
                REIT (b)                              110,672
      13,987 Great Ajax Corp.                         193,300
     100,125 New York Mortgage Trust, Inc.            617,771
      14,034 Sutherland Asset Management
                Corp.                                 212,615
                                               --------------
                                                    3,298,755
                                               --------------
             MULTI-UTILITIES -- 0.6%
      12,640 Unitil Corp.                             576,637
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.6%
      74,287 Gener8 Maritime, Inc. (a)                491,780
       5,173 REX American Resources Corp. (a)         428,273
      31,909 SandRidge Energy, Inc. (a)               672,322
                                               --------------
                                                    1,592,375
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.6%
      43,068 Mercer International, Inc.               615,872
                                               --------------
             PERSONAL PRODUCTS -- 0.8%
       9,401 Medifast, Inc.                           656,284
       5,686 Natural Health Trends Corp.               86,370
                                               --------------
                                                      742,654
                                               --------------
             PHARMACEUTICALS -- 1.7%
      26,974 Lannett Co., Inc. (a) (b)                625,797
      17,529 Phibro Animal Health Corp.,
                Class A                               587,221
      22,543 Sucampo Pharmaceuticals, Inc.,
                Class A (a)                           404,647
      89,153 VIVUS, Inc. (a)                           44,808
                                               --------------
                                                    1,662,473
                                               --------------
             PROFESSIONAL SERVICES -- 2.6%
       6,362 BG Staffing, Inc.                        101,410
       7,259 CRA International, Inc.                  326,292
      15,024 GP Strategies Corp. (a)                  348,557
      16,815 Heidrick & Struggles International,
                Inc.                                  412,808
      21,086 Kforce, Inc.                             532,422
      44,310 RPX Corp.                                595,526
       6,747 Willdan Group, Inc. (a)                  161,523
                                               --------------
                                                    2,478,538
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.2%
      10,418 Altisource Portfolio Solutions
                S.A. (a) (b)                   $      291,704
       4,997 Consolidated-Tomoka Land Co.             317,310
       9,384 Forestar Group, Inc. (a) (b)             206,448
       6,351 RMR Group, (The), Inc., Class A          376,614
                                               --------------
                                                    1,192,076
                                               --------------
             ROAD & RAIL -- 1.2%
      22,949 ArcBest Corp.                            820,427
      10,845 Covenant Transportation Group,
                Inc., Class A (a)                     311,577
                                               --------------
                                                    1,132,004
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.8%
      17,525 Alpha & Omega Semiconductor
                Ltd. (a)                              286,709
      28,119 Axcelis Technologies, Inc. (a)           807,015
      25,322 Cohu, Inc.                               555,818
      16,231 Ichor Holdings Ltd. (a)                  399,283
      22,880 IXYS Corp. (a)                           547,976
      22,911 Nanometrics, Inc. (a)                    570,942
      48,577 Xcerra Corp. (a)                         475,569
                                               --------------
                                                    3,643,312
                                               --------------
             SPECIALTY RETAIL -- 1.4%
      50,747 Barnes & Noble, Inc.                     340,005
      12,302 Citi Trends, Inc.                        325,511
      15,562 Container Store Group, (The),
                Inc. (a) (b)                           73,764
      17,386 Haverty Furniture Cos., Inc.             393,793
      10,573 J. Jill, Inc. (a) (b)                     82,469
      11,674 Tilly's, Inc., Class A                   172,308
                                               --------------
                                                    1,387,850
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.2%
       9,355 Culp, Inc.                               313,393
      11,252 Perry Ellis International,
                Inc. (a)                              281,750
      15,208 Unifi, Inc. (a)                          545,511
                                               --------------
                                                    1,140,654
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 6.3%
      37,890 Bank Mutual Corp.                        403,528
       7,653 BSB Bancorp, Inc. (a)                    223,850
      12,719 Charter Financial Corp.                  223,091
       6,135 Entegra Financial Corp. (a)              179,449
       8,134 Federal Agricultural Mortgage
                Corp., Class C                        636,404
       9,082 First Defiance Financial Corp.           471,992
       5,799 Home Bancorp, Inc.                       250,633
      24,065 HomeStreet, Inc. (a)                     696,682
      12,940 Impac Mortgage Holdings,
                Inc. (a) (b)                          131,470
      47,827 NMI Holdings, Inc., Class A (a)          813,059


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      18,498 PennyMac Financial Services, Inc.,
                Class A (a)                    $      413,430
      18,759 Riverview Bancorp, Inc.                  162,640
       6,306 Southern Missouri Bancorp, Inc.          237,043
       5,469 Timberland Bancorp, Inc.                 145,202
      44,551 United Community Financial Corp.         406,751
      25,133 Waterstone Financial, Inc.               428,518
      24,680 Western New England Bancorp,
                Inc.                                  269,012
                                               --------------
                                                    6,092,754
                                               --------------
             WATER UTILITIES -- 0.9%
       7,440 Artesian Resources Corp., Class A        286,886
      14,632 Middlesex Water Co.                      583,963
                                               --------------
                                                      870,849
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          96,931,367
             (Cost $86,638,254)                --------------

             MONEY MARKET FUNDS -- 0.8%
     779,333 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (c) (d)                         779,333
             (Cost $779,333)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.5%
$  1,417,185 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $1,417,397. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $1,451,310. (d)         1,417,185
             (Cost $1,417,185)                 --------------

             TOTAL INVESTMENTS -- 102.2%           99,127,885
             (Cost $88,834,772) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.2)%              (2,116,256)
                                               --------------
             NET ASSETS -- 100.0%              $   97,011,629
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,121,913 and the total value of the collateral held by the Fund is $2,196,518.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2017


(e) Aggregate cost for federal income tax purposes is $89,141,261. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $12,126,412 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,139,788. The net unrealized appreciation was $9,986,624.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $   96,931,367     $           --     $           --
Money Market
   Funds                  779,333                 --                 --
Repurchase
   Agreements                  --          1,417,185                 --
                   ----------------------------------------------------
Total Investments  $   97,710,700     $    1,417,185     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,121,913
Non-cash Collateral(2)                             (2,121,913)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    1,417,185
Non-cash Collateral(4)                             (1,417,185)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.3%
     132,497 Boeing (The) Co.                  $   39,074,690
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.6%
     223,584 United Parcel Service, Inc.,
                Class B                            26,640,034
                                               --------------
             AUTOMOBILES -- 1.6%
   2,192,375 Ford Motor Co.                        27,382,764
                                               --------------
             BANKS -- 0.8%
     128,219 F.N.B. Corp.                           1,771,986
      45,193 Old National Bancorp                     788,618
      62,906 PacWest Bancorp                        3,170,462
       5,205 Park National Corp.                      541,320
     147,191 People's United Financial, Inc.        2,752,472
      21,897 Trustmark Corp.                          697,638
      86,186 Umpqua Holdings Corp.                  1,792,669
      44,636 United Bankshares, Inc.                1,551,101
       8,005 Westamerica Bancorporation               476,698
                                               --------------
                                                   13,542,964
                                               --------------
             BEVERAGES -- 3.8%
   1,416,623 Coca-Cola (The) Co.                   64,994,663
                                               --------------
             CAPITAL MARKETS -- 0.8%
      32,032 Federated Investors, Inc., Class B     1,155,714
     147,618 Invesco Ltd.                           5,393,962
      62,930 T. Rowe Price Group, Inc.              6,603,245
                                               --------------
                                                   13,152,921
                                               --------------
             CHEMICALS -- 0.8%
       6,304 Kronos Worldwide, Inc.                   162,454
     128,965 LyondellBasell Industries N.V.,
                Class A                            14,227,419
                                               --------------
                                                   14,389,873
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.0%
      35,824 Steelcase, Inc., Class A                 544,525
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 4.0%
   1,777,353 Cisco Systems, Inc.                   68,072,620
                                               --------------
             CONTAINERS & PACKAGING -- 0.6%
     160,142 International Paper Co.                9,278,628
      32,873 Sonoco Products Co.                    1,746,871
                                               --------------
                                                   11,025,499
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
      80,268 H&R Block, Inc.                        2,104,627
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 15.5%
   3,864,160 AT&T, Inc.                           150,238,541
   2,202,554 Verizon Communications, Inc.         116,581,183
                                               --------------
                                                  266,819,724
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES -- 6.1%
      75,836 Alliant Energy Corp.              $    3,231,372
     184,318 American Electric Power Co., Inc.     13,560,275
     327,133 Duke Energy Corp.                     27,515,157
      89,009 Entergy Corp.                          7,244,443
     107,218 Eversource Energy                      6,774,033
      80,898 Great Plains Energy, Inc.              2,608,152
      41,520 Hawaiian Electric Industries, Inc.     1,500,948
      90,232 OGE Energy Corp.                       2,969,535
      12,425 Otter Tail Corp.                         552,291
     353,445 PPL Corp.                             10,939,123
     530,501 Southern (The) Co.                    25,511,793
      46,648 Westar Energy, Inc.                    2,463,014
                                               --------------
                                                  104,870,136
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.6%
     161,771 Eaton Corp. PLC                       12,781,527
     223,032 Emerson Electric Co.                  15,543,100
                                               --------------
                                                   28,324,627
                                               --------------
             FOOD PRODUCTS -- 1.4%
     201,357 Archer-Daniels-Midland Co.             8,070,389
      41,090 B&G Foods, Inc.                        1,444,313
      71,501 Flowers Foods, Inc.                    1,380,684
     224,975 General Mills, Inc.                   13,338,768
                                               --------------
                                                   24,234,154
                                               --------------
             GAS UTILITIES -- 0.0%
       9,287 Northwest Natural Gas Co.                553,969
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.0%
      38,826 Owens & Minor, Inc.                      733,035
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.1%
      21,645 Brinker International, Inc.              840,692
                                               --------------
             HOUSEHOLD DURABLES -- 0.2%
      42,705 Garmin Ltd.                            2,543,937
      26,044 Tupperware Brands Corp.                1,632,959
                                               --------------
                                                    4,176,896
                                               --------------
             HOUSEHOLD PRODUCTS -- 4.8%
     893,101 Procter & Gamble (The) Co.            82,058,120
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 5.5%
   5,465,907 General Electric Co.                  95,380,077
                                               --------------
             INSURANCE -- 1.3%
      74,038 AmTrust Financial Services, Inc.         745,563
     368,334 MetLife, Inc.                         18,622,967
     104,441 Old Republic International Corp.       2,232,948
                                               --------------
                                                   21,601,478
                                               --------------
             IT SERVICES -- 4.1%
     388,689 International Business Machines
                Corp.                              59,632,666
     108,405 Paychex, Inc.                          7,380,212
     192,151 Western Union (The) Co.                3,652,791
                                               --------------
                                                   70,665,669
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 0.1%
      13,590 Meredith Corp.                    $      897,619
      51,202 Regal Entertainment Group,
                Class A                             1,178,158
                                               --------------
                                                    2,075,777
                                               --------------
             METALS & MINING -- 0.1%
      16,673 Compass Minerals International,
                Inc.                                1,204,624
                                               --------------
             MULTILINE RETAIL -- 1.7%
      89,327 Kohl's Corp.                           4,844,203
     212,552 Macy's, Inc.                           5,354,185
      44,157 Nordstrom, Inc.                        2,092,159
     257,416 Target Corp.                          16,796,394
                                               --------------
                                                   29,086,941
                                               --------------
             MULTI-UTILITIES -- 3.8%
      78,956 Ameren Corp.                           4,657,614
      20,669 Avista Corp.                           1,064,247
     184,330 CenterPoint Energy, Inc.               5,227,599
     112,158 Consolidated Edison, Inc.              9,527,822
     275,128 Dominion Energy, Inc.                 22,301,876
      18,737 NorthWestern Corp.                     1,118,599
     191,278 Public Service Enterprise Group,
                Inc.                                9,850,817
      92,537 SCANA Corp.                            3,681,122
     111,236 WEC Energy Group, Inc.                 7,389,407
                                               --------------
                                                   64,819,103
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 15.8%
     795,399 Chevron Corp.                         99,576,001
   1,839,079 Exxon Mobil Corp.                    153,820,568
      60,161 HollyFrontier Corp.                    3,081,446
     167,190 Valero Energy Corp.                   15,366,433
                                               --------------
                                                  271,844,448
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      25,061 Domtar Corp.                           1,241,021
                                               --------------
             PHARMACEUTICALS -- 5.2%
   2,487,735 Pfizer, Inc.                          90,105,762
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 6.0%
     114,398 Cypress Semiconductor Corp.            1,743,426
   1,361,259 Intel Corp.                           62,835,715
     599,735 QUALCOMM, Inc.                        38,395,035
                                               --------------
                                                  102,974,176
                                               --------------
             SOFTWARE -- 0.2%
     111,485 CA, Inc.                               3,710,221
                                               --------------
             SPECIALTY RETAIL -- 0.9%
      59,096 American Eagle Outfitters, Inc.        1,111,005
      54,673 Chico's FAS, Inc.                        482,216
      31,192 DSW, Inc., Class A                       667,820
      93,920 GameStop Corp., Class A                1,685,864
      69,547 Gap (The), Inc.                        2,368,771
     124,467 L Brands, Inc.                         7,495,403
      26,306 Williams-Sonoma, Inc.                  1,360,020
                                               --------------
                                                   15,171,099
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.7%
     215,760 Seagate Technology PLC            $    9,027,398
      83,511 Xerox Corp.                            2,434,346
                                               --------------
                                                   11,461,744
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.4%
      89,127 VF Corp.                               6,595,398
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.1%
      45,300 Northwest Bancshares, Inc.               757,869
      20,163 Provident Financial Services, Inc.       543,796
                                               --------------
                                                    1,301,665
                                               --------------
             TOBACCO -- 7.8%
     815,092 Altria Group, Inc.                    58,205,720
     716,310 Philip Morris International, Inc.     75,678,151
                                               --------------
                                                  133,883,871
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.0%
      30,255 Aircastle Ltd.                           707,664
                                               --------------

             TOTAL INVESTMENTS -- 99.9%         1,717,367,271
             (Cost $1,570,728,342) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 1,932,062
                                               --------------
             NET ASSETS -- 100.0%              $1,719,299,333
                                               ==============

(a) Aggregate cost for federal income tax purposes is $1,585,721,140. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $180,395,814 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $48,749,683. The net unrealized appreciation was $131,646,131.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $1,717,367,271     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTO COMPONENTS -- 1.0%
      78,390 Adient PLC                        $    6,169,293
      74,567 Delphi Technologies PLC (a)            3,912,530
                                               --------------
                                                   10,081,823
                                               --------------
             AUTOMOBILES -- 3.0%
   1,640,334 Fiat Chrysler Automobiles N.V.        29,263,559
                                               --------------
             BANKS -- 1.8%
     421,372 Citizens Financial Group, Inc.        17,689,197
                                               --------------
             BIOTECHNOLOGY -- 12.8%
     806,221 AbbVie, Inc.                          77,969,633
      26,911 Avexis, Inc. (a)                       2,978,240
      91,062 Bioverativ, Inc. (a)                   4,910,063
     255,173 Shire PLC, ADR                        39,582,436
                                               --------------
                                                  125,440,372
                                               --------------
             BUILDING PRODUCTS -- 0.4%
      88,718 JELD-WEN Holding, Inc. (a)             3,492,828
                                               --------------
             CAPITAL MARKETS -- 2.3%
      94,916 Cboe Global Markets, Inc.             11,825,584
      45,228 Hamilton Lane, Inc., Class A           1,600,619
      55,428 Houlihan Lokey, Inc.                   2,518,094
      73,269 Moelis & Co., Class A                  3,553,547
     157,560 Virtu Financial, Inc., Class A         2,883,348
                                               --------------
                                                   22,381,192
                                               --------------
             CHEMICALS -- 1.7%
     155,531 Chemours (The) Co.                     7,785,882
      35,445 Ingevity Corp. (a)                     2,497,809
     170,451 Valvoline, Inc.                        4,271,502
      89,450 Venator Materials PLC (a)              1,978,634
                                               --------------
                                                   16,533,827
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.2%
      74,476 Advanced Disposal Services,
                Inc. (a)                            1,782,955
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.7%
      61,523 Arista Networks, Inc. (a)             14,493,588
      52,180 Lumentum Holdings, Inc. (a) (b)        2,551,602
                                               --------------
                                                   17,045,190
                                               --------------
             CONSTRUCTION MATERIALS -- 0.3%
      95,849 Summit Materials, Inc.,
                Class A (c)                         3,013,493
                                               --------------
             CONSUMER FINANCE -- 4.3%
     378,604 Ally Financial, Inc.                  11,040,093
     302,937 Santander Consumer USA
                Holdings, Inc.                      5,640,687
     669,366 Synchrony Financial                   25,844,221
                                               --------------
                                                   42,525,001
                                               --------------
             CONTAINERS & PACKAGING -- 0.7%
     109,746 Berry Global Group, Inc. (a)           6,438,798
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.6%
     113,643 ServiceMaster Global Holdings,
                Inc. (a)                            5,826,477
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
     208,187 Zayo Group Holdings, Inc. (a)     $    7,661,282
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.6%
     128,819 CDW Corp.                              8,951,632
     156,547 Keysight Technologies, Inc. (a)        6,512,355
                                               --------------
                                                   15,463,987
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.8%
     178,832 Gaming and Leisure Properties,
                Inc.                                6,616,784
     215,672 MGM Growth Properties LLC,
                Class A (b)                         6,286,839
     180,822 Park Hotels & Resorts, Inc.            5,198,632
                                               --------------
                                                   18,102,255
                                               --------------
             FOOD & STAPLES RETAILING -- 0.9%
      88,065 Performance Food Group Co. (a)         2,914,951
     189,106 US Foods Holding Corp. (a)             6,038,155
                                               --------------
                                                    8,953,106
                                               --------------
             FOOD PRODUCTS -- 12.8%
     165,902 Blue Buffalo Pet Products,
                Inc. (a)                            5,439,927
   1,025,481 Kraft Heinz (The) Co.                 79,741,403
     123,041 Lamb Weston Holdings, Inc.             6,945,664
     100,166 Pinnacle Foods, Inc.                   5,956,872
     336,230 Tyson Foods, Inc., Class A            27,258,166
                                               --------------
                                                  125,342,032
                                               --------------
             GAS UTILITIES -- 0.3%
      43,995 ONE Gas, Inc.                          3,223,074
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.3%
      28,563 Penumbra, Inc. (a)                     2,687,778
                                               --------------
             HEALTH CARE PROVIDERS &
                SERVICES -- 0.2%
      51,062 HealthEquity, Inc. (a)                 2,382,553
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.2%
      50,921 Teladoc, Inc. (a) (b)                  1,774,597
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 5.0%
     206,228 Aramark                                8,814,185
      83,396 Hilton Grand Vacations, Inc. (a)       3,498,462
     272,861 Hilton Worldwide Holdings, Inc.       21,790,679
      82,783 Planet Fitness, Inc., Class A (a) 2,866,775 200,989 Restaurant Brands International,
                Inc.                               12,356,804
                                               --------------
                                                   49,326,905
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.3%
     155,514 NRG Yield, Inc., Class C               2,939,215
                                               --------------
             INSURANCE -- 0.8%
     159,615 Athene Holding Ltd., Class A (a)       8,253,692
                                               --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.8%
      80,300 Stitch Fix, Inc., Class A (a) (b) $    2,074,149
      73,921 Wayfair, Inc., Class A (a) (b)         5,933,639
                                               --------------
                                                    8,007,788
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 5.1%
     101,817 Box, Inc., Class A (a)                 2,150,375
      89,288 CarGurus, Inc. (a) (b)                 2,676,854
      44,595 Coupa Software, Inc. (a)               1,392,256
     140,033 GoDaddy, Inc., Class A (a)             7,040,859
      72,963 GrubHub, Inc. (a)                      5,238,743
      44,301 LogMeIn, Inc.                          5,072,465
     220,682 Match Group, Inc. (a) (b)              6,909,553
     134,444 Nutanix, Inc., Class A (a)             4,743,184
     625,147 Twitter, Inc. (a)                     15,009,780
                                               --------------
                                                   50,234,069
                                               --------------
             IT SERVICES -- 13.0%
     129,165 Black Knight, Inc. (a)                 5,702,635
     240,087 DXC Technology Co.                    22,784,256
     777,204 First Data Corp., Class A (a)         12,987,079
   1,011,545 PayPal Holdings, Inc. (a)             74,469,943
     327,023 Square, Inc., Class A (a)             11,337,887
                                               --------------
                                                  127,281,800
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.2%
     175,046 IQVIA Holdings, Inc. (a)              17,137,004
      53,333 PRA Health Sciences, Inc. (a)          4,857,036
                                               --------------
                                                   21,994,040
                                               --------------
             MACHINERY -- 2.7%
     292,511 Fortive Corp.                         21,163,171
     164,966 Gardner Denver Holdings, Inc. (a)      5,597,296
                                               --------------
                                                   26,760,467
                                               --------------
             MEDIA -- 4.6%
     367,089 Altice USA, Inc., Class A (a) (b)      7,793,299
       4,822 Cable One, Inc.                        3,391,554
     153,044 Liberty Broadband Corp.,
                Class A (a)                        13,016,392
     180,964 Liberty Media Corp-Liberty
                Formula One, Class A (a)            5,921,142
     282,852 Liberty Media Corp-Liberty
                SiriusXM, Class A (a)              11,217,910
      19,829 Madison Square Garden (The) Co.,
                Class A (a)                         4,180,945
                                               --------------
                                                   45,521,242
                                               --------------
             METALS & MINING -- 0.9%
     155,719 Alcoa Corp. (a)                        8,388,582
                                               --------------
             MULTILINE RETAIL -- 0.3%
      51,891 Ollie's Bargain Outlet Holdings,
                Inc. (a)                            2,763,196
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.5%
     216,897 EQT Corp.                         $   12,345,777
     179,205 Jagged Peak Energy, Inc. (a)           2,827,855
                                               --------------
                                                   15,173,632
                                               --------------
             PHARMACEUTICALS -- 0.5%
     111,816 Catalent, Inc. (a)                     4,593,401
                                               --------------
             PROFESSIONAL SERVICES -- 2.4%
     335,715 IHS Markit Ltd. (a)                   15,157,532
     153,501 TransUnion (a)                         8,436,415
                                               --------------
                                                   23,593,947
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.2%
      68,531 Redfin Corp. (a) (b)                   2,146,391
                                               --------------
             ROAD & RAIL -- 0.4%
     148,865 Schneider National, Inc., Class B      4,251,584
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.4%
      91,582 Versum Materials, Inc.                 3,466,379
                                               --------------
             SOFTWARE -- 2.8%
     117,925 CDK Global, Inc.                       8,405,694
      49,820 Paycom Software, Inc. (a)              4,002,040
   1,013,524 Snap, Inc., Class A (a) (b)           14,807,586
                                               --------------
                                                   27,215,320
                                               --------------
             SPECIALTY RETAIL -- 2.0%
      57,438 Burlington Stores, Inc. (a)            7,066,597
     122,601 Camping World Holdings, Inc.,
                Class A                             5,483,943
      80,020 Floor & Decor Holdings, Inc.,
                Class A (a)                         3,895,373
     152,542 Michaels (The) Cos., Inc. (a)          3,689,991
                                               --------------
                                                   20,135,904
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 2.3%
   1,342,376 Hewlett Packard Enterprise Co.        19,276,519
     182,447 Pure Storage, Inc., Class A (a)        2,893,610
                                               --------------
                                                   22,170,129
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.9%
      33,469 SiteOne Landscape Supply, Inc. (a)     2,567,072
      71,179 United Rentals, Inc. (a)              12,236,382
     118,540 Univar, Inc. (a)                       3,669,999
                                               --------------
                                                   18,473,453
                                               --------------
             WATER UTILITIES -- 0.2%
      95,325 Evoqua Water Technologies
                Corp. (a)                           2,260,156
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        982,056,668
             (Cost $794,324,732)               --------------

             MONEY MARKET FUNDS -- 1.2%
  11,369,069 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (d) (e)                      11,369,069
             (Cost $11,369,069)                --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

DECEMBER 31, 2017

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.1%
$ 20,674,182 RBC Capital Markets LLC,
                1.35% (d), dated 12/29/17, due
                01/02/18, with a maturity value
                of $20,677,283. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $21,172,004. (e)   $   20,674,182
             (Cost $20,674,182)                --------------

             TOTAL INVESTMENTS -- 103.3%        1,014,099,919
             (Cost $826,367,983) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.3)%             (32,368,240)
                                               --------------
             NET ASSETS -- 100.0%              $  981,731,679
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $31,225,101 and the total value of the collateral held by the Fund is $32,043,251.

(c) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the fiscal year ended December 31, 2017, the Fund received 1,209 PIK shares of Summit Materials, Inc., Class A.

(d)   Rate shown reflects yield as of December 31, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $830,957,954. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $197,265,009 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $14,123,044. The net unrealized appreciation was $183,141,965.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  982,056,668     $           --     $           --
Money Market
   Funds               11,369,069                 --                 --
Repurchase
   Agreements                  --         20,674,182                 --
                   ----------------------------------------------------
Total Investments  $  993,425,737     $   20,674,182     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   31,225,101
Non-cash Collateral(2)                            (31,225,101)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   20,674,182
Non-cash Collateral(4)                            (20,674,182)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 32                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 75.3%
   1,114,181 ACADIA Pharmaceuticals, Inc. (a)  $   33,547,990
     601,819 Agios Pharmaceuticals, Inc. (a)       34,405,992
     290,931 Alexion Pharmaceuticals, Inc. (a)     34,792,438
     800,061 Alkermes PLC (a)                      43,787,339
     352,878 Alnylam Pharmaceuticals, Inc. (a)     44,833,150
     220,999 Amgen, Inc.                           38,431,726
     119,495 Biogen, Inc. (a)                      38,067,522
     461,168 BioMarin Pharmaceutical, Inc. (a)     41,122,351
     671,807 Bioverativ, Inc. (a)                  36,223,833
     333,671 Celgene Corp. (a)                     34,821,906
     740,499 FibroGen, Inc. (a)                    35,099,653
     498,349 Gilead Sciences, Inc.                 35,701,722
   1,871,516 Grifols S.A., ADR                     42,895,147
     354,485 Incyte Corp. (a)                      33,573,274
     605,454 Intercept Pharmaceuticals,
                Inc. (a) (b)                       35,370,623
   2,263,016 Intrexon Corp. (a) (b)                26,069,944
     628,185 Ionis Pharmaceuticals, Inc. (a)       31,597,705
     925,569 Juno Therapeutics, Inc. (a) (b)       42,307,759
     685,303 Neurocrine Biosciences, Inc. (a)      53,172,660
      93,517 Regeneron Pharmaceuticals,
                Inc. (a)                           35,158,651
     633,794 Seattle Genetics, Inc. (a)            33,907,979
     785,694 Ultragenyx Pharmaceutical,
                Inc. (a)                           36,440,488
     334,493 United Therapeutics Corp. (a)         49,488,239
     261,774 Vertex Pharmaceuticals, Inc. (a)      39,229,452
                                               --------------
                                                  910,047,543
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 16.4%
     325,702 Bio-Techne Corp.                      42,194,694
     351,277 Charles River Laboratories
                International, Inc. (a)            38,447,268
     192,618 Illumina, Inc. (a)                    42,085,107
     392,839 IQVIA Holdings, Inc. (a)              38,458,938
   1,185,736 QIAGEN N.V.                           36,674,814
                                               --------------
                                                  197,860,821
                                               --------------
             PHARMACEUTICALS -- 8.3%
   1,674,876 Nektar Therapeutics (a)              100,023,595
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%      1,207,931,959
             (Cost $1,127,776,154)             --------------

             MONEY MARKET FUNDS -- 1.7%
  20,674,818 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (c) (d)                      20,674,818
             (Cost $20,674,818)                --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.1%
$ 37,596,300 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $37,601,940. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $38,501,596. (d)   $   37,596,300
             (Cost $37,596,300)                --------------

             TOTAL INVESTMENTS -- 104.8%        1,266,203,077
             (Cost $1,186,047,272) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (4.8)%             (58,392,391)
                                               --------------
             NET ASSETS -- 100.0%              $1,207,810,686
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $55,002,816 and the total value of the collateral held by the Fund is $58,271,118.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,212,956,346. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $213,961,351 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $160,714,620. The net unrealized appreciation was $53,246,731.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 33

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $1,207,931,959     $           --     $           --
Money Market
   Funds               20,674,818                 --                 --
Repurchase
   Agreements                  --         37,596,300                 --
                   ----------------------------------------------------
Total Investments  $1,228,606,777     $   37,596,300     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   55,002,816
Non-cash Collateral(2)                            (55,002,816)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   37,596,300
Non-cash Collateral(4)                            (37,596,300)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 34                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             CAPITAL MARKETS -- 5.3%
   2,898,984 E*TRADE Financial Corp. (a)       $  143,702,637
   2,833,361 TD Ameritrade Holding Corp.          144,869,748
                                               --------------
                                                  288,572,385
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 6.7%
     590,498 Arista Networks, Inc. (a)            139,109,519
   4,601,043 Juniper Networks, Inc.               131,129,725
   1,131,648 NETGEAR, Inc. (a)                     66,484,320
   4,086,840 Ribbon Communications, Inc. (a)       31,591,273
                                               --------------
                                                  368,314,837
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.3%
   1,383,208 Cogent Communications
                Holdings, Inc.                     62,659,323
   6,503,508 Vonage Holdings Corp. (a)             66,140,676
                                               --------------
                                                  128,799,999
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.9%
   1,912,167 Veeva Systems, Inc., Class A (a)     105,704,592
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 19.3%
     406,551 Amazon.com, Inc. (a)                 475,449,198
   1,252,635 Expedia, Inc.                        150,028,094
  11,690,486 Groupon, Inc. (a)                     59,621,479
   1,510,765 Netflix, Inc. (a)                    290,006,449
   2,442,741 TripAdvisor, Inc. (a)                 84,176,855
                                               --------------
                                                1,059,282,075
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 46.9%
   1,315,091 2U, Inc. (a)                          84,836,520
   2,199,037 Akamai Technologies, Inc. (a)        143,025,366
     256,479 Alphabet, Inc., Class A (a)          270,174,979
     259,762 Alphabet, Inc., Class C (a)          271,814,957
   2,240,928 Blucora, Inc. (a)                     49,524,509
   3,678,490 Box, Inc., Class A (a)                77,689,709
   1,743,242 Cornerstone OnDemand, Inc. (a)        61,588,740
   5,559,015 eBay, Inc. (a)                       209,797,226
   4,567,676 Endurance International Group
                Holdings, Inc. (a)                 38,368,478
   2,552,335 Facebook, Inc., Class A (a)          450,385,034
   2,311,697 GoDaddy, Inc., Class A (a)           116,232,125
   1,480,874 GrubHub, Inc. (a)                    106,326,753
   1,108,298 j2 Global, Inc.                       83,155,599
     894,696 LogMeIn, Inc.                        102,442,692
   1,218,415 New Relic, Inc. (a)                   70,387,835
   3,005,377 NIC, Inc.                             49,889,258
  10,526,204 Pandora Media, Inc. (a) (b)           50,736,303
   6,849,654 Twitter, Inc. (a)                    164,460,193
   1,096,096 VeriSign, Inc. (a)                   125,437,226
   2,287,141 Web.com Group, Inc. (a)               49,859,674
                                               --------------
                                                2,576,133,176
                                               --------------
             IT SERVICES -- 5.2%
   3,880,255 PayPal Holdings, Inc. (a)            285,664,373
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE -- 12.4%
   3,741,630 8x8, Inc. (a)                     $   52,756,983
   1,590,234 Citrix Systems, Inc. (a)             139,940,592
     767,370 Ebix, Inc.                            60,814,072
     917,905 HubSpot, Inc. (a)                     81,142,802
   2,571,221 salesforce.com, Inc. (a)             262,855,923
   5,522,778 Snap, Inc., Class A (a) (b)           80,687,787
                                               --------------
                                                  678,198,159
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%      5,490,669,596
             (Cost $4,396,413,886)             --------------

             MONEY MARKET FUNDS -- 0.7%
  34,167,087 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (c) (d)                      34,167,087
   4,244,243 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.19% (c)                   4,244,243
                                               --------------
             TOTAL MONEY MARKET FUNDS -- 0.7%      38,411,330
             (Cost $38,411,330)                --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.1%
$ 62,131,434 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $62,140,754. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including
                accrued interest is
                $63,627,521. (d)                   62,131,434
             (Cost $62,131,434)                --------------

             TOTAL INVESTMENTS -- 101.8%        5,591,212,360
             (Cost $4,496,956,650) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.8)%            (100,391,952)
                                               --------------
             NET ASSETS -- 100.0%              $5,490,820,408
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $92,635,184 and the total value of the collateral held by the Fund is $96,298,521.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

DECEMBER 31, 2017


(e) Aggregate cost for federal income tax purposes is $4,629,548,747. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,178,739,959 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $217,076,346. The net unrealized appreciation was $961,663,613.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $5,490,669,596     $           --     $           --
Money Market
   Funds               38,411,330                 --                 --
Repurchase
   Agreements                  --         62,131,434                 --
                   ----------------------------------------------------
Total Investments  $5,529,080,926     $   62,131,434     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   92,635,184
Non-cash Collateral(2)                            (92,635,184)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   62,131,434
Non-cash Collateral(4)                            (62,131,434)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of collateral received from each seller exceeded the value of the repurchase agreements.


Page 36                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 9.7%
      55,872 General Dynamics Corp.            $   11,367,158
      37,339 Lockheed Martin Corp.                 11,987,686
      40,562 Northrop Grumman Corp.                12,448,883
      63,255 Raytheon Co.                          11,882,452
      98,807 United Technologies Corp.             12,604,809
                                               --------------
                                                   60,290,988
                                               --------------
             AIR FREIGHT & LOGISTICS -- 6.1%
     202,800 Expeditors International of
                Washington, Inc.                   13,119,132
      53,091 FedEx Corp.                           13,248,328
      99,773 United Parcel Service, Inc.,
                Class B                            11,887,953
                                               --------------
                                                   38,255,413
                                               --------------
             BEVERAGES -- 6.1%
     257,632 Coca-Cola (The) Co.                   11,820,156
     211,636 Monster Beverage Corp. (a)            13,394,443
     107,060 PepsiCo, Inc.                         12,838,635
                                               --------------
                                                   38,053,234
                                               --------------
             BIOTECHNOLOGY -- 1.8%
      65,311 Amgen, Inc.                           11,357,583
                                               --------------
             CAPITAL MARKETS -- 2.0%
      73,964 S&P Global, Inc.                      12,529,502
                                               --------------
             CHEMICALS -- 2.1%
     120,770 LyondellBasell Industries N.V.,
                Class A                            13,323,346
                                               --------------
             ELECTRICAL EQUIPMENT -- 4.0%
     181,648 Emerson Electric Co.                  12,659,049
      63,390 Rockwell Automation, Inc.             12,446,627
                                               --------------
                                                   25,105,676
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.9%
     138,024 Amphenol Corp., Class A               12,118,507
                                               --------------
             FOOD & STAPLES RETAILING -- 4.4%
      74,322 Costco Wholesale Corp.                13,832,811
     136,654 Wal-Mart Stores, Inc.                 13,494,582
                                               --------------
                                                   27,327,393
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.9%
      32,331 Intuitive Surgical, Inc. (a)          11,798,875
      79,400 Stryker Corp.                         12,294,296
                                               --------------
                                                   24,093,171
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 6.0%
      62,423 Cigna Corp.                           12,677,487
      48,609 Humana, Inc.                          12,058,435
      57,587 UnitedHealth Group, Inc.              12,695,630
                                               --------------
                                                   37,431,552
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 4.0%
     105,333 Kimberly-Clark Corp.              $   12,709,480
     135,399 Procter & Gamble (The) Co.            12,440,460
                                               --------------
                                                   25,149,940
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
      53,988 3M Co.                                12,707,155
      82,210 Honeywell International, Inc.         12,607,726
                                               --------------
                                                   25,314,881
                                               --------------
             INSURANCE -- 2.2%
     244,304 Progressive (The) Corp.               13,759,201
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.9%
      68,288 Facebook, Inc., Class A (a)           12,050,100
                                               --------------
             IT SERVICES -- 9.8%
      85,663 Accenture PLC, Class A                13,114,149
     159,745 Cognizant Technology Solutions
                Corp., Class A                     11,345,090
      73,727 International Business Machines
                Corp.                              11,311,196
      82,189 Mastercard, Inc., Class A             12,440,127
     111,099 Visa, Inc., Class A                   12,667,508
                                               --------------
                                                   60,878,070
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.0%
      63,510 Waters Corp. (a)                      12,269,497
                                               --------------
             MACHINERY -- 3.8%
      77,076 Illinois Tool Works, Inc.             12,860,131
      77,258 WABCO Holdings, Inc. (a)              11,086,523
                                               --------------
                                                   23,946,654
                                               --------------
             MEDIA -- 4.0%
     162,152 Omnicom Group, Inc.                   11,809,530
     120,211 Walt Disney (The) Co.                 12,923,885
                                               --------------
                                                   24,733,415
                                               --------------
             PHARMACEUTICALS -- 3.7%
     136,981 Eli Lilly and Co.                     11,569,415
      83,909 Johnson & Johnson                     11,723,766
                                               --------------
                                                   23,293,181
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.3%
     295,544 Intel Corp.                           13,642,311
     125,538 Texas Instruments, Inc.               13,111,189
                                               --------------
                                                   26,753,500
                                               --------------
             SOFTWARE -- 5.8%
      68,032 Adobe Systems, Inc. (a)               11,921,927
     151,618 Microsoft Corp.                       12,969,404
     242,617 Oracle Corp.                          11,470,932
                                               --------------
                                                   36,362,263
                                               --------------
             SPECIALTY RETAIL -- 4.3%
      73,112 Home Depot (The), Inc.                13,856,917
     165,752 TJX (The) Cos., Inc.                  12,673,398
                                               --------------
                                                   26,530,315
                                               --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.1%
      76,473 Apple, Inc.                       $   12,941,526
                                               --------------

             TOTAL INVESTMENTS -- 100.0%          623,868,908
             (Cost $543,063,478) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   230,572
                                               --------------
             NET ASSETS -- 100.0%              $  624,099,480
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $545,341,585. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $81,590,456 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,063,133. The net unrealized appreciation was $78,527,323.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  623,868,908     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 1.6%
      74,075 Boeing (The) Co.                  $   21,845,458
      68,689 Lockheed Martin Corp.                 22,052,604
     172,083 United Technologies Corp.             21,952,628
                                               --------------
                                                   65,850,690
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.0%
     246,412 C.H. Robinson Worldwide, Inc.         21,952,845
     185,006 United Parcel Service, Inc.,
                Class B                            22,043,465
                                               --------------
                                                   43,996,310
                                               --------------
             AUTOMOBILES -- 0.5%
     170,954 Toyota Motor Corp., ADR               21,740,220
                                               --------------
             BANKS -- 7.3%
     251,190 Bank of Hawaii Corp.                  21,526,983
     276,109 Bank of Montreal                      22,094,242
     338,104 Bank of Nova Scotia (The)             21,817,851
     437,228 BB&T Corp.                            21,738,976
     226,348 Canadian Imperial Bank of
                Commerce                           22,048,559
     228,667 Cullen/Frost Bankers, Inc.            21,643,331
     204,436 JPMorgan Chase & Co.                  21,862,386
     207,009 Park National Corp.                   21,528,936
   1,159,447 People's United Financial, Inc.       21,681,659
     150,995 PNC Financial Services Group
                (The), Inc.                        21,787,069
     272,157 Royal Bank of Canada                  22,221,619
     382,765 Toronto-Dominion (The) Bank           22,422,374
     405,089 U.S. Bancorp                          21,704,669
     357,908 Wells Fargo & Co.                     21,714,278
                                               --------------
                                                  305,792,932
                                               --------------
             BEVERAGES -- 2.6%
     196,379 Anheuser-Busch InBev S.A/N.V.,
                ADR                                21,908,041
     477,600 Coca-Cola (The) Co.                   21,912,288
     152,581 Diageo PLC, ADR                       22,281,403
     227,124 Dr Pepper Snapple Group, Inc.         22,044,656
     184,026 PepsiCo, Inc.                         22,068,398
                                               --------------
                                                  110,214,786
                                               --------------
             BIOTECHNOLOGY -- 0.5%
     124,250 Amgen, Inc.                           21,607,075
                                               --------------
             CAPITAL MARKETS -- 2.1%
      42,590 BlackRock, Inc.                       21,878,909
     502,154 Franklin Resources, Inc.              21,758,333
     207,657 T. Rowe Price Group, Inc.             21,789,449
     507,513 Thomson Reuters Corp.                 22,122,491
                                               --------------
                                                   87,549,182
                                               --------------
             CHEMICALS -- 1.6%
     134,224 Air Products and Chemicals, Inc.      22,023,474
     306,256 DowDuPont, Inc.                       21,811,552
     143,365 Praxair, Inc.                         22,175,698
                                               --------------
                                                   66,010,724
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.1%
     327,671 Republic Services, Inc.           $   22,153,836
     254,762 Waste Management, Inc.                21,985,961
                                               --------------
                                                   44,139,797
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
     568,575 Cisco Systems, Inc.                   21,776,423
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
     461,675 Bemis Co., Inc.                       22,063,448
     411,101 Sonoco Products Co.                   21,845,907
                                               --------------
                                                   43,909,355
                                               --------------
             DISTRIBUTORS -- 0.5%
     229,360 Genuine Parts Co.                     21,791,494
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
     560,133 AT&T, Inc.                            21,777,971
     579,724 TELUS Corp.                           21,954,148
     411,101 Verizon Communications, Inc.          21,759,576
                                               --------------
                                                   65,491,695
                                               --------------
             ELECTRIC UTILITIES -- 11.1%
     299,545 ALLETE, Inc.                          22,274,166
     518,579 Alliant Energy Corp.                  22,096,651
     299,749 American Electric Power Co., Inc.     22,052,534
     434,362 Avangrid, Inc.                        21,970,030
     261,708 Duke Energy Corp.                     22,012,260
     341,644 Edison International                  21,605,567
     400,709 El Paso Electric Co.                  22,179,243
     353,112 Eversource Energy                     22,309,616
     609,438 Fortis, Inc.                          22,348,091
     607,915 Hawaiian Electric Industries, Inc.    21,976,127
     243,477 IDACORP, Inc.                         22,244,059
     353,454 MGE Energy, Inc.                      22,302,947
     142,069 NextEra Energy, Inc.                  22,189,757
     666,426 OGE Energy Corp.                      21,932,080
     496,684 Otter Tail Corp.                      22,077,604
     259,564 Pinnacle West Capital Corp.           22,109,662
     485,438 Portland General Electric Co.         22,126,264
     711,275 PPL Corp.                             22,013,961
     455,332 Southern (The) Co.                    21,896,916
     416,975 Westar Energy, Inc.                   22,016,280
     457,427 Xcel Energy, Inc.                     22,006,813
                                               --------------
                                                  463,740,628
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.1%
     820,662 ABB Ltd., ADR                         22,010,155
     282,963 Eaton Corp. PLC                       22,356,907
     314,668 Emerson Electric Co.                  21,929,213
     159,121 Hubbell, Inc.                         21,535,436
                                               --------------
                                                   87,831,711
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
     323,603 Schlumberger Ltd.                     21,807,606
                                               --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.7%
     155,268 American Tower Corp.              $   22,152,085
     122,234 AvalonBay Communities, Inc.           21,807,768
     341,324 Equity Residential                    21,766,231
     165,722 Federal Realty Investment Trust       22,009,539
     105,171 Public Storage                        21,980,739
     389,095 Realty Income Corp.                   22,186,197
     129,186 Simon Property Group, Inc.            22,186,404
                                               --------------
                                                  154,088,963
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
     296,942 CVS Health Corp.                      21,528,295
     360,084 Sysco Corp.                           21,867,901
     298,484 Walgreens Boots Alliance, Inc.        21,675,908
     220,642 Wal-Mart Stores, Inc.                 21,788,398
                                               --------------
                                                   86,860,502
                                               --------------
             FOOD PRODUCTS -- 5.7%
     543,439 Archer-Daniels-Midland Co.            21,781,035
     453,073 Campbell Soup Co.                     21,797,342
     572,596 Conagra Brands, Inc.                  21,569,691
     363,920 General Mills, Inc.                   21,576,817
     190,235 Hershey (The) Co.                     21,593,575
     595,502 Hormel Foods Corp.                    21,670,318
     174,652 J.M. Smucker (The) Co.                21,698,765
     321,038 Kellogg Co.                           21,824,163
     280,103 Kraft Heinz (The) Co.                 21,780,809
     214,479 McCormick & Co., Inc.                 21,857,555
     503,886 Mondelez International, Inc.,
                Class A                            21,566,321
                                               --------------
                                                  238,716,391
                                               --------------
             GAS UTILITIES -- 4.2%
     258,614 Atmos Energy Corp.                    22,212,356
     566,075 New Jersey Resources Corp.            22,756,215
     373,358 Northwest Natural Gas Co.             22,270,805
     302,275 ONE Gas, Inc.                         22,144,667
     710,812 South Jersey Industries, Inc.         22,198,659
     296,660 Spire, Inc.                           22,293,999
     470,713 UGI Corp.                             22,099,975
     255,354 WGL Holdings, Inc.                    21,919,587
                                               --------------
                                                  177,896,263
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.0%
     383,838 Abbott Laboratories                   21,905,635
     268,551 Medtronic PLC                         21,685,493
                                               --------------
                                                   43,591,128
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.6%
     349,109 Cardinal Health, Inc.                 21,389,908
   1,160,064 Owens & Minor, Inc.                   21,902,008
     603,720 Patterson Cos., Inc.                  21,812,404
                                               --------------
                                                   65,104,320
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.6%
     134,462 Cracker Barrel Old Country Store,
                Inc.                           $   21,364,667
     127,729 McDonald's Corp.                      21,984,716
     382,900 Starbucks Corp.                       21,989,947
                                               --------------
                                                   65,339,330
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
     460,218 Leggett & Platt, Inc.                 21,966,205
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
     146,163 Clorox (The) Co.                      21,740,285
     289,864 Colgate-Palmolive Co.                 21,870,239
     180,353 Kimberly-Clark Corp.                  21,761,393
     236,579 Procter & Gamble (The) Co.            21,736,878
                                               --------------
                                                   87,108,795
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.6%
      92,923 3M Co.                                21,871,287
   1,255,241 General Electric Co.                  21,903,955
     142,290 Honeywell International, Inc.         21,821,594
                                               --------------
                                                   65,596,836
                                               --------------
             INSURANCE -- 8.4%
     249,646 Aflac, Inc.                           21,913,926
     347,779 Arthur J. Gallagher & Co.             22,007,455
     536,244 Aspen Insurance Holdings Ltd.         21,771,506
     216,261 Assurant, Inc.                        21,807,759
     435,833 Axis Capital Holdings Ltd.            21,904,967
     150,565 Chubb Ltd.                            22,002,064
     294,582 Cincinnati Financial Corp.            22,084,813
     416,737 CNA Financial Corp.                   22,107,898
     182,475 Erie Indemnity Co., Class A           22,232,754
      99,574 Everest Re Group Ltd.                 22,031,743
     556,854 FNF Group                             21,850,951
     203,242 Hanover Insurance Group (The),
                Inc.                               21,966,395
     412,419 Mercury General Corp.                 22,039,671
     162,330 Travelers (The) Cos., Inc.            22,018,441
     466,100 Validus Holdings Ltd.                 21,869,412
     620,850 XL Group Ltd.                         21,829,086
                                               --------------
                                                  351,438,841
                                               --------------
             IT SERVICES -- 2.1%
     186,091 Automatic Data Processing, Inc.       21,808,004
   1,349,708 Infosys Ltd., ADR                     21,892,264
     143,160 International Business Machines
                Corp.                              21,963,607
     317,776 Paychex, Inc.                         21,634,190
                                               --------------
                                                   87,298,065
                                               --------------
             MACHINERY -- 2.1%
     139,853 Caterpillar, Inc.                     22,038,036
     124,214 Cummins, Inc.                         21,941,161
     216,367 Dover Corp.                           21,850,903
     125,150 Snap-on, Inc.                         21,813,645
                                               --------------
                                                   87,643,745
                                               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 1.6%
     298,281 Omnicom Group, Inc.               $   21,723,805
     951,253 Shaw Communications, Inc.,
                Class B                            21,717,106
     241,171 WPP PLC, ADR                          21,840,446
                                               --------------
                                                   65,281,357
                                               --------------
             MULTILINE RETAIL -- 0.5%
     332,403 Target Corp.                          21,689,296
                                               --------------
             MULTI-UTILITIES -- 6.3%
     375,279 Ameren Corp.                          22,137,708
     425,077 Avista Corp.                          21,887,215
     373,102 Black Hills Corp.                     22,427,161
     467,396 CMS Energy Corp.                      22,107,831
     259,845 Consolidated Edison, Inc.             22,073,833
     272,362 Dominion Energy, Inc.                 22,077,664
     202,336 DTE Energy Co.                        22,147,699
     836,986 MDU Resources Group, Inc.             22,498,184
     429,332 Public Service Enterprise Group,
                Inc.                               22,110,598
     202,696 Sempra Energy                         21,672,256
     340,209 Vectren Corp.                         22,120,389
     334,743 WEC Energy Group, Inc.                22,236,977
                                               --------------
                                                  265,497,515
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.1%
     173,670 Chevron Corp.                         21,741,747
     260,524 Exxon Mobil Corp.                     21,790,227
     322,698 Royal Dutch Shell PLC, Class B,
                ADR                                22,037,047
     394,709 TOTAL S.A., ADR                       21,819,514
                                               --------------
                                                   87,388,535
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     394,356 Unilever PLC, ADR                     21,823,661
                                               --------------
             PHARMACEUTICALS -- 4.2%
     357,146 Bristol-Myers Squibb Co.              21,885,907
     257,430 Eli Lilly and Co.                     21,742,538
     618,568 GlaxoSmithKline PLC, ADR              21,940,607
     156,175 Johnson & Johnson                     21,820,771
     388,337 Merck & Co., Inc.                     21,851,723
     263,252 Novartis AG, ADR                      22,102,638
     604,218 Pfizer, Inc.                          21,884,776
     510,472 Sanofi, ADR                           21,950,296
                                               --------------
                                                  175,179,256
                                               --------------
             PROFESSIONAL SERVICES -- 0.5%
     604,218 Nielsen Holdings PLC                  21,993,535
                                               --------------
             ROAD & RAIL -- 0.5%
     162,487 Union Pacific Corp.                   21,789,507
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.6%
     246,858 Analog Devices, Inc.                  21,977,768
     474,802 Intel Corp.                           21,916,860
     340,261 QUALCOMM, Inc.                        21,783,509


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     561,716 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR   $   22,272,040
     210,069 Texas Instruments, Inc.               21,939,606
                                               --------------
                                                  109,889,783
                                               --------------
             SOFTWARE -- 1.0%
     650,186 CA, Inc.                              21,638,190
     256,192 Microsoft Corp.                       21,914,664
                                               --------------
                                                   43,552,854
                                               --------------
             SPECIALTY RETAIL -- 1.5%
     114,934 Home Depot (The), Inc.                21,783,441
     207,972 Tiffany & Co.                         21,618,689
     410,408 Williams-Sonoma, Inc.                 21,218,094
                                               --------------
                                                   64,620,224
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     566,660 Canon, Inc., ADR                      21,193,084
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.5%
     293,242 VF Corp.                              21,699,908
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.0%
   1,601,670 Capitol Federal Financial, Inc.       21,478,395
   1,299,987 Northwest Bancshares, Inc.            21,748,782
                                               --------------
                                                   43,227,177
                                               --------------
             TOBACCO -- 1.6%
     303,538 Altria Group, Inc.                    21,675,648
     329,598 British American Tobacco PLC,
                ADR                                22,079,770
     210,149 Philip Morris International, Inc.     22,202,242
                                               --------------
                                                   65,957,660
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 2.1%
     404,192 Fastenal Co.                          22,105,261
     229,049 MSC Industrial Direct Co., Inc.,
                Class A                            22,139,876
      92,701 W.W. Grainger, Inc.                   21,900,611
     129,203 Watsco, Inc.                          21,969,678
                                               --------------
                                                   88,115,426
                                               --------------
             WATER UTILITIES -- 0.5%
     563,886 Aqua America, Inc.                    22,121,248
                                               --------------

             TOTAL INVESTMENTS -- 99.8%         4,186,920,038
             (Cost $3,827,722,548) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                 7,910,317
                                               --------------
             NET ASSETS -- 100.0%              $4,194,830,355
                                               ==============


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2017


(a) Aggregate cost for federal income tax purposes is $3,898,766,107. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $374,770,003 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $86,616,072. The net unrealized appreciation was $288,153,931.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $4,186,920,038     $           --     $           --
                   ====================================================
* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             AEROSPACE & DEFENSE -- 3.1%
       6,351 HEICO Corp.                       $      599,217
       1,744 Northrop Grumman Corp.                   535,251
       3,288 Teledyne Technologies, Inc. (a)          595,621
                                               --------------
                                                    1,730,089
                                               --------------
             BEVERAGES -- 1.0%
       2,412 Constellation Brands, Inc.,
                Class A                               551,311
                                               --------------
             BIOTECHNOLOGY -- 1.1%
       6,171 AbbVie, Inc.                             596,797
                                               --------------
             BUILDING PRODUCTS -- 2.1%
       9,696 A.O. Smith Corp.                         594,171
       6,157 Owens Corning                            566,074
                                               --------------
                                                    1,160,245
                                               --------------
             CAPITAL MARKETS -- 9.3%
      17,772 Apollo Global Management LLC,
                Class A (b)                           594,829
      41,167 BGC Partners, Inc., Class A              622,033
       1,164 BlackRock, Inc.                          597,959
      13,059 Houlihan Lokey, Inc.                     593,270
       8,536 Intercontinental Exchange, Inc.          602,300
       3,539 Moody's Corp.                            522,392
       4,127 MSCI, Inc.                               522,231
       7,853 Nasdaq, Inc.                             603,346
       3,236 S&P Global, Inc.                         548,178
                                               --------------
                                                    5,206,538
                                               --------------
             CHEMICALS -- 2.1%
       5,617 Celanese Corp., Series A                 601,469
       1,354 Sherwin-Williams (The) Co.               555,194
                                               --------------
                                                    1,156,663
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.1%
       3,844 Cintas Corp.                             599,011
      10,492 Healthcare Services Group, Inc.          553,138
       8,377 Republic Services, Inc.                  566,369
                                               --------------
                                                    1,718,518
                                               --------------
             CONTAINERS & PACKAGING -- 1.2%
       5,891 Avery Dennison Corp.                     676,640
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 3.1%
       6,337 Bright Horizons Family Solutions,
                Inc. (a)                              595,678
       6,571 Grand Canyon Education, Inc. (a)         588,301
      14,749 Service Corp. International              550,433
                                               --------------
                                                    1,734,412
                                               --------------
             ELECTRIC UTILITIES -- 1.0%
      14,093 PNM Resources, Inc.                      570,062
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.1%
       8,242 AMETEK, Inc.                             597,298
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.1%
       5,840 Amphenol Corp., Class A                  512,752


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
       8,666 CDW Corp.                         $      602,200
       2,805 IPG Photonics Corp. (a)                  600,635
                                               --------------
                                                    1,715,587
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.1%
       3,590 American Tower Corp.                     512,185
       1,339 Equinix, Inc.                            606,862
       3,741 SBA Communications Corp. (a)             611,130
                                               --------------
                                                    1,730,177
                                               --------------
             GAS UTILITIES -- 1.1%
       8,260 ONE Gas, Inc.                            605,128
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 7.8%
      10,489 Abbott Laboratories                      598,607
       2,055 Align Technology, Inc. (a)               456,600
       8,515 Baxter International, Inc.               550,410
       2,755 Becton, Dickinson and Co.                589,735
      18,516 Boston Scientific Corp. (a)              459,012
       2,188 Cooper (The) Cos., Inc.                  476,721
       1,634 Intuitive Surgical, Inc. (a)             596,312
       2,412 Teleflex, Inc.                           600,154
                                               --------------
                                                    4,327,551
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.1%
       2,266 Chemed Corp.                             550,683
       2,632 Cigna Corp.                              534,533
       3,713 Laboratory Corp. of America
                Holdings (a)                          592,261
       2,909 UnitedHealth Group, Inc.                 641,318
                                               --------------
                                                    2,318,795
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.4%
       2,950 Churchill Downs, Inc.                    686,465
       4,485 Marriott International, Inc.,
                Class A                               608,749
       2,544 Vail Resorts, Inc.                       540,524
       5,249 Wyndham Worldwide Corp.                  608,201
                                               --------------
                                                    2,443,939
                                               --------------
             HOUSEHOLD DURABLES -- 2.4%
         183 NVR, Inc. (a)                            642,005

      20,905 PulteGroup, Inc.                         695,091
                                               --------------
                                                    1,337,096
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.1%
       2,298 Roper Technologies, Inc.                 595,182
                                               --------------
             INSURANCE -- 3.1%
       5,730 Allstate (The) Corp.                     599,988
       3,839 Aon PLC                                  514,426
       3,831 Reinsurance Group of America, Inc.       597,368
                                               --------------
                                                    1,711,782
                                               --------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET SOFTWARE & SERVICES
                -- 3.1%
         515 Alphabet, Inc., Class C (a)       $      538,896
       2,028 CoStar Group, Inc. (a)                   602,214
       3,397 Facebook, Inc., Class A (a)              599,435
                                               --------------
                                                    1,740,545
                                               --------------
             IT SERVICES -- 9.1%
       5,844 Broadridge Financial Solutions,
                Inc.                                  529,349
       8,392 Cognizant Technology Solutions
                Corp., Class A                        596,000
       5,708 Fidelity National Information
                Services, Inc.                        537,066
       4,091 Fiserv, Inc. (a)                         536,453
       4,501 Gartner, Inc. (a)                        554,298
      16,786 Genpact Ltd.                             532,788
       4,007 Mastercard, Inc., Class A                606,499
       7,557 Total System Services, Inc.              597,683
       5,291 Visa, Inc., Class A                      603,280
                                               --------------
                                                    5,093,416
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 6.1%
       5,548 Charles River Laboratories
                International, Inc. (a)               607,229
       5,274 ICON PLC (a)                             591,479
       5,590 IQVIA Holdings, Inc. (a)                 547,261
         874 Mettler-Toledo International,
                Inc. (a)                              541,460
       2,748 Thermo Fisher Scientific, Inc.           521,790
       3,084 Waters Corp. (a)                         595,798
                                               --------------
                                                    3,405,017
                                               --------------
             MACHINERY -- 6.0%
      11,977 Graco, Inc.                              541,600
       4,068 IDEX Corp.                               536,854
       3,304 Illinois Tool Works, Inc.                551,272
       5,973 Kadant, Inc.                             599,689
       3,563 Stanley Black & Decker, Inc.             604,606
       7,836 Xylem, Inc.                              534,415
                                               --------------
                                                    3,368,436
                                               --------------
             MEDIA -- 2.0%
      11,938 Live Nation Entertainment,
                Inc. (a)                              508,201
      31,886 New York Times (The) Co., Class A        589,891
                                               --------------
                                                    1,098,092
                                               --------------
             MULTI-UTILITIES -- 1.1%
       5,529 DTE Energy Co.                           605,204
                                               --------------
             PERSONAL PRODUCTS -- 2.1%
       4,640 Estee Lauder (The) Cos., Inc.,
                Class A                               590,393
      10,776 Unilever PLC, ADR                        596,344
                                               --------------
                                                    1,186,737
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 2.1%
       4,268 Johnson & Johnson                 $      596,325
       8,265 Zoetis, Inc.                             595,411
                                               --------------
                                                    1,191,736
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.1%
       6,385 Microchip Technology, Inc.               561,114
       5,284 Monolithic Power Systems, Inc.           593,710
       5,740 Texas Instruments, Inc.                  599,486
                                               --------------
                                                    1,754,310
                                               --------------
             SOFTWARE -- 4.9%
      11,704 Cadence Design Systems, Inc. (a)         489,461
       4,963 Check Point Software
                Technologies Ltd. (a)                 514,266
       3,327 Intuit, Inc.                             524,934
       4,957 Red Hat, Inc. (a)                        595,336
       5,830 salesforce.com, Inc. (a)                 596,001
                                               --------------
                                                    2,719,998
                                               --------------
             SPECIALTY RETAIL -- 1.0%
       3,079 Home Depot (The), Inc.                   583,563
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.1%
       3,505 Apple, Inc.                              593,151
                                               --------------

             TOTAL INVESTMENTS -- 100.1%           55,824,015
             (Cost $55,154,887) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                 (66,687)
                                               --------------
             NET ASSETS -- 100.0%              $   55,757,328
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $55,427,025. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,019,230 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $622,240. The net unrealized appreciation was $396,990.

ADR - American Depositary Receipt


Page 44                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $   55,824,015     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $   99,127,885    $ 1,717,367,271    $1,014,099,919
Cash................................................................              138,709         17,123,814         1,556,618
Receivables:
      Capital shares sold...........................................                   --                 --                --
      Investment securities sold....................................              557,170            511,943                --
      Dividends.....................................................              133,434          2,530,986           436,957
      Securities lending income.....................................                6,301                 --            77,661
      Reclaims......................................................                   --                 --             8,223
      Due from authorized participants..............................                   --                 --                --
Prepaid expenses....................................................                  764             14,912            20,194
                                                                           --------------    ---------------    --------------
      Total Assets..................................................           99,964,263      1,737,548,926     1,016,199,572
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Collateral for securities on loan.............................            2,196,518                 --        32,043,251
      Distributions payable.........................................              369,489         16,553,681         1,603,030
      Investment securities purchased...............................              303,594            524,332                --
      Investment advisory fees......................................               29,741            415,836           331,318
      Audit and tax fees............................................               22,925             22,925            22,925
      Printing fees.................................................                6,271             68,035            38,002
      Licensing fees................................................                1,681            384,575           234,099
      Trustees' fees................................................                   --                  3                 2
Other liabilities...................................................               22,415            280,206           195,266
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            2,952,634         18,249,593        34,467,893
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $   97,011,629    $ 1,719,299,333    $  981,731,679
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  107,090,436    $ 1,623,537,370    $  879,450,023
Par value...........................................................               20,550            572,000           144,000
Accumulated net investment income (loss)............................                   --            (91,063)               --
Accumulated net realized gain (loss) on investments and foreign
   currency transactions............................................          (20,392,470)       (51,357,903)      (85,594,280)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           10,293,113        146,638,929       187,731,936
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $   97,011,629    $ 1,719,299,333    $  981,731,679
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        47.21    $         30.06    $        68.18
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................            2,055,000         57,200,002        14,400,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $   88,834,772    $ 1,570,728,342    $  826,367,983
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    2,121,913    $            --    $   31,225,101
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST        FIRST TRUST       FIRST TRUST        FIRST TRUST       FIRST TRUST
   NYSE ARCA          DOW JONES          CAPITAL         VALUE LINE(R)    VALUE LINE(R) 100
 BIOTECHNOLOGY        INTERNET           STRENGTH          DIVIDEND       EXCHANGE-TRADED
   INDEX FUND        INDEX FUND            ETF            INDEX FUND            FUND
     (FBT)              (FDN)             (FTCS)             (FVD)             (FVL)
----------------  -----------------  ----------------  -----------------  ----------------


 $1,266,203,077    $ 5,591,212,360    $  623,868,908    $ 4,186,920,038    $   55,824,015
        703,401                 --         2,026,722         30,003,568            24,014

             --                 --         7,662,066          6,184,535                --
             --                 --                --        189,283,696        28,915,543
             --              1,592           604,431          7,691,731            39,831
         57,717            229,112                --                 --                --
         39,677                 --                --            529,630             5,230
             --                 --                --            984,313                --
         10,256             42,607             4,463             34,564               488
 --------------    ---------------    --------------    ---------------    --------------
  1,267,014,128      5,591,485,671       634,166,590      4,421,632,075        84,809,121
 --------------    ---------------    --------------    ---------------    --------------


     58,271,118         96,298,521                --                 --                --
             --                 --         1,973,790         27,751,243            81,737
             --                 --         7,658,761        194,998,407        28,865,855
        410,333          1,864,604           256,917          1,645,134            16,668
         22,925             22,925            22,925             22,925            22,925
         45,901            170,565            19,887            137,572             4,556
        242,468          1,505,225            14,143          1,552,697            22,365
              2                  7                 1                  6                --
        210,695            803,416           120,686            693,736            37,687
 --------------    ---------------    --------------    ---------------    --------------
     59,203,442        100,665,263        10,067,110        226,801,720        29,051,793
 --------------    ---------------    --------------    ---------------    --------------
 $1,207,810,686    $ 5,490,820,408    $  624,099,480    $ 4,194,830,355    $   55,757,328
 ==============    ===============    ==============    ===============    ==============

 $1,358,148,104    $ 4,632,443,324    $  561,769,533    $ 3,958,011,662    $   58,989,952
         97,000            500,000           122,500          1,360,380            23,900
             --                 --            15,284                 --                --

   (230,590,223)      (236,378,626)      (18,613,267)      (123,740,109)       (3,925,689)

     80,155,805      1,094,255,710        80,805,430        359,198,422           669,165
 --------------    ---------------    --------------    ---------------    --------------
 $1,207,810,686    $ 5,490,820,408    $  624,099,480    $ 4,194,830,355    $   55,757,328
 ==============    ===============    ==============    ===============    ==============
 $       124.52    $        109.82    $        50.95    $         30.84    $        23.33
 ==============    ===============    ==============    ===============    ==============

      9,700,002         50,000,002        12,250,002        136,037,986         2,389,982
 ==============    ===============    ==============    ===============    ==============
 $1,186,047,272    $ 4,496,956,650    $  543,063,478    $ 3,827,722,548    $   55,154,887
 ==============    ===============    ==============    ===============    ==============
 $   55,002,816    $    92,635,184    $           --    $            --    $           --
 ==============    ===============    ==============    ===============    ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    1,283,978    $    62,781,174    $    9,339,745
Non-cash dividends..................................................                   --                 --            64,136
Securities lending income (net of fees).............................               76,060                 --         1,156,004
Interest............................................................                   --                 --                --
Foreign tax withholding.............................................                 (273)                --           (58,067)
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            1,359,765         62,781,174        10,501,818
                                                                           --------------    ---------------    --------------

EXPENSES:
Investment advisory fees............................................              455,717          5,185,374         3,210,829
Licensing fees......................................................               54,280          1,563,292           802,700
Accounting and administration fees..................................               48,683            791,718           402,217
Custodian fees......................................................               23,808            200,889           113,793
Audit and tax fees..................................................               23,248             23,248            23,248
Printing fees.......................................................               13,028            140,535            76,423
Listing fees........................................................                7,381             12,381             8,829
Trustees' fees and expenses.........................................                7,365             10,050             8,507
Transfer agent fees.................................................                4,557             68,212            40,135
Legal fees..........................................................                3,565             46,248            24,567
Expenses previously waived or reimbursed............................                   --                 --            23,043
Registration and filing fees........................................                 (927)           (17,894)           22,421
Other expenses......................................................                3,864             43,119            18,183
                                                                           --------------    ---------------    --------------
      Total expenses................................................              644,569          8,067,172         4,774,895
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (97,709)          (289,110)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              546,860          7,778,062         4,774,895
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................              812,905         55,003,112         5,726,923
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (1,157,602)       (14,579,773)      (12,792,205)
      In-kind redemptions...........................................           10,592,300        173,715,533        68,709,723
      Foreign currency transactions.................................                   --                 --            (1,823)
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................            9,434,698        159,135,760        55,915,695
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           (4,670,191)       (19,118,314)      130,247,878
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................           (4,670,191)       (19,118,314)      130,247,878
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................            4,764,507        140,017,446       186,163,573
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $    5,577,412    $   195,020,558    $  191,890,496
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST        FIRST TRUST       FIRST TRUST        FIRST TRUST        FIRST TRUST
   NYSE ARCA          DOW JONES          CAPITAL         VALUE LINE(R)    VALUE LINE(R) 100
 BIOTECHNOLOGY        INTERNET           STRENGTH          DIVIDEND        EXCHANGE-TRADED
   INDEX FUND        INDEX FUND            ETF            INDEX FUND            FUND
     (FBT)              (FDN)             (FTCS)             (FVD)              (FVL)
----------------  -----------------  ----------------  -----------------  ----------------


 $    3,935,776    $     8,200,312    $    8,663,936    $   107,325,098    $      786,188
        269,348                 --                --                 --                --
        918,866          1,379,289                --                 --                --
             --                195                --                 --                --
       (120,741)                --                --         (1,885,469)          (17,365)
 --------------    ---------------    --------------    ---------------    --------------
      5,003,249          9,579,796         8,663,936        105,439,629           768,823
 --------------    ---------------    --------------    ---------------    --------------


      4,118,135         17,968,978         2,243,567         18,218,071           268,604
        823,627          2,760,514            52,298          5,510,366            85,304
        508,554          1,693,619           224,857          1,441,136            26,357
        133,541            503,866            57,569            397,778             9,196
         23,248             23,248            23,248             23,248            23,248
         90,470            352,531            42,217            301,331             7,836
          7,381              9,881               759             33,413            22,000
          8,816             14,429             7,974             13,380             7,302
         49,649            137,307            22,436            116,090             2,686
         27,335            133,882            15,098            122,276             1,369
             --                 --                --                 --                --
             --             93,240            15,532             71,819                --
         19,217            100,953             9,635             73,145             4,670
 --------------    ---------------    --------------    ---------------    --------------
      5,809,973         23,792,448         2,715,190         26,322,053           458,572

             --                 --                --           (816,754)          (82,527)
 --------------    ---------------    --------------    ---------------    --------------
      5,809,973         23,792,448         2,715,190         25,505,299           376,045
 --------------    ---------------    --------------    ---------------    --------------
       (806,724)       (14,212,652)        5,948,746         79,934,330           392,778
 --------------    ---------------    --------------    ---------------    --------------


     15,963,276        (94,099,629)       (8,949,226)       (97,908,479)           68,598
     16,838,158        587,472,125        45,030,480        284,967,954         3,913,077
             --                 --                --              1,407                44
 --------------    ---------------    --------------    ---------------    --------------
     32,801,434        493,372,496        36,081,254        187,060,882         3,981,719
 --------------    ---------------    --------------    ---------------    --------------

    267,489,817        912,068,438        63,244,829        160,581,722           364,876
             --                 --                --                932                37
 --------------    ---------------    --------------    ---------------    --------------
    267,489,817        912,068,438        63,244,829        160,582,654           364,913
 --------------    ---------------    --------------    ---------------    --------------
    300,291,251      1,405,440,934        99,326,083        347,643,536         4,346,632
 --------------    ---------------    --------------    ---------------    --------------

 $  299,484,527    $ 1,391,228,282    $  105,274,829    $   427,577,866    $    4,739,410
 ==============    ===============    ==============    ===============    ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FIRST TRUST                        FIRST TRUST
                                                                        DOW JONES SELECT                      MORNINGSTAR
                                                                            MICROCAP                       DIVIDEND LEADERS
                                                                           INDEX FUND                         INDEX FUND
                                                                              (FDM)                              (FDL)
                                                                 -------------------------------    -------------------------------
                                                                   Year Ended       Year Ended        Year Ended       Year Ended
                                                                   12/31/2017       12/31/2016        12/31/2017       12/31/2016
                                                                 --------------   --------------    --------------   --------------
OPERATIONS:
Net investment income (loss)...................................  $      812,905   $      796,678    $   55,003,112   $   48,310,219
Net realized gain (loss).......................................       9,434,698        2,026,258       159,135,760       83,589,990
Net change in unrealized appreciation (depreciation)...........      (4,670,191)      14,044,138       (19,118,314)     126,628,833
                                                                 --------------   --------------    --------------   --------------
Net increase (decrease) in net assets resulting
   from operations.............................................       5,577,412       16,867,074       195,020,558      258,529,042
                                                                 --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................        (908,212)        (828,593)      (56,593,922)     (48,261,512)
                                                                 --------------   --------------    --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold......................................      20,308,722       70,348,426       664,561,022    1,442,870,317
Cost of shares redeemed........................................     (44,741,959)     (19,162,623)     (862,152,243)    (749,967,524)
                                                                 --------------   --------------    --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions...............................     (24,433,237)      51,185,803      (197,591,221)     692,902,793
                                                                 --------------   --------------    --------------   --------------
Total increase (decrease) in net assets........................     (19,764,037)      67,224,284       (59,164,585)     903,170,323

NET ASSETS:
Beginning of period............................................     116,775,666       49,551,382     1,778,463,918      875,293,595
                                                                 --------------   --------------    --------------   --------------
End of period..................................................  $   97,011,629   $  116,775,666    $1,719,299,333   $1,778,463,918
                                                                 ==============   ==============    ==============   ==============
Accumulated net investment income (loss)
   at end of period............................................  $           --   $       13,856    $      (91,063)  $        6,393
                                                                 ==============   ==============    ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period........................       2,655,000        1,505,000        64,100,002       36,950,002
Shares sold....................................................         450,000        1,700,000        22,900,000       55,400,000
Shares redeemed................................................      (1,050,000)        (550,000)      (29,800,000)     (28,250,000)
                                                                 --------------   --------------    --------------   --------------
Shares outstanding, end of period..............................       2,055,000        2,655,000        57,200,002       64,100,002
                                                                 ==============   ==============    ==============   ==============


Page 50                 See Notes to Financial Statements

          FIRST TRUST                        FIRST TRUST                        FIRST TRUST
           US EQUITY                          NYSE ARCA                          DOW JONES
         OPPORTUNITIES                      BIOTECHNOLOGY                        INTERNET
              ETF                            INDEX FUND                         INDEX FUND
             (FPX)                              (FBT)                              (FDN)
-------------------------------    -------------------------------    -------------------------------
  Year Ended       Year Ended        Year Ended       Year Ended        Year Ended       Year Ended
  12/31/2017       12/31/2016        12/31/2017       12/31/2016        12/31/2017       12/31/2016
--------------   --------------    --------------   --------------    --------------   --------------

$    5,726,923   $    3,420,646    $     (806,724)  $   (2,803,773)   $  (14,212,652)  $  (11,698,754)
    55,915,695       22,753,897        32,801,434     (373,243,194)      493,372,496      283,396,131
   130,247,878       (6,902,011)      267,489,817     (454,566,123)      912,068,438     (286,737,424)
--------------   --------------    --------------   --------------    --------------   --------------

   191,890,496       19,272,532       299,484,527     (830,613,090)    1,391,228,282      (15,040,047)
--------------   --------------    --------------   --------------    --------------   --------------


    (6,231,361)      (4,684,081)               --               --                --               --
--------------   --------------    --------------   --------------    --------------   --------------


   442,823,110      117,937,765       186,132,148      428,122,566     2,369,979,673      913,770,456
  (260,774,732)    (308,194,899)      (82,190,788)  (2,230,149,092)   (1,757,121,476)  (2,326,817,875)
--------------   --------------    --------------   --------------    --------------   --------------

   182,048,378     (190,257,134)      103,941,360   (1,802,026,526)      612,858,197   (1,413,047,419)
--------------   --------------    --------------   --------------    --------------   --------------
   367,707,513     (175,668,683)      403,425,887   (2,632,639,616)    2,004,086,479   (1,428,087,466)


   614,024,166      789,692,849       804,384,799    3,437,024,415     3,486,733,929    4,914,821,395
--------------   --------------    --------------   --------------    --------------   --------------
$  981,731,679   $  614,024,166    $1,207,810,686   $  804,384,799    $5,490,820,408   $3,486,733,929
==============   ==============    ==============   ==============    ==============   ==============

$           --   $           --    $           --   $           --    $           --   $           --
==============   ==============    ==============   ==============    ==============   ==============


    11,350,002       15,450,002         8,850,002       30,400,002        43,700,002       65,850,002
     7,250,000        2,200,000         1,600,000        4,850,000        24,150,000       12,200,000
    (4,200,000)      (6,300,000)         (750,000)     (26,400,000)      (17,850,000)     (34,350,000)
--------------   --------------    --------------   --------------    --------------   --------------
    14,400,002       11,350,002         9,700,002        8,850,002        50,000,002       43,700,002
==============   ==============    ==============   ==============    ==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

                                                                           FIRST TRUST                        FIRST TRUST
                                                                        CAPITAL STRENGTH                VALUE LINE(R) DIVIDEND
                                                                               ETF                            INDEX FUND
                                                                             (FTCS)                              (FVD)
                                                                 -------------------------------    -------------------------------
                                                                   Year Ended       Year Ended        Year Ended       Year Ended
                                                                   12/31/2017       12/31/2016        12/31/2017       12/31/2016
                                                                 --------------   --------------    --------------   --------------
OPERATIONS:
Net investment income (loss)...................................  $    5,948,746   $    3,527,317    $   79,934,330   $   46,562,596
Net realized gain (loss).......................................      36,081,254          613,019       187,060,882      147,736,202
Net change in unrealized appreciation (depreciation)...........      63,244,829       14,122,275       160,582,654      148,113,774
                                                                 --------------   --------------    --------------   --------------
Net increase (decrease) in net assets resulting
   from operations.............................................     105,274,829       18,262,611       427,577,866      342,412,572
                                                                 --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (5,933,462)      (3,539,946)      (82,356,171)     (47,522,750)
                                                                 --------------   --------------    --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold......................................     517,169,745      220,814,366     2,713,663,936    2,392,736,109
Cost of shares redeemed........................................    (312,601,674)     (81,161,652)   (1,757,036,859)    (982,675,414)
                                                                 --------------   --------------    --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions...............................     204,568,071      139,652,714       956,627,077    1,410,060,695
                                                                 --------------   --------------    --------------   --------------
Total increase (decrease) in net assets........................     303,909,438      154,375,379     1,301,848,772    1,704,950,517

NET ASSETS:
Beginning of period............................................     320,190,042      165,814,663     2,892,981,583    1,188,031,066
                                                                 --------------   --------------    --------------   --------------
End of period..................................................  $  624,099,480   $  320,190,042    $4,194,830,355   $2,892,981,583
                                                                 ==============   ==============    ==============   ==============
Accumulated net investment income (loss)
   at end of period............................................  $       15,284   $           --    $           --   $           --
                                                                 ==============   ==============    ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period........................       7,850,002        4,350,002       103,237,986       49,787,986
Shares sold....................................................      11,250,000        5,550,000        92,200,000       89,750,000
Shares redeemed................................................      (6,850,000)      (2,050,000)      (59,400,000)     (36,300,000)
                                                                 --------------   --------------    --------------   --------------
Shares outstanding, end of period..............................      12,250,002        7,850,002       136,037,986      103,237,986
                                                                 ==============   ==============    ==============   ==============


Page 52                 See Notes to Financial Statements

          FIRST TRUST
       VALUE LINE(R) 100
     EXCHANGE-TRADED FUND
             (FVL)
-------------------------------
  Year Ended       Year Ended
  12/31/2017       12/31/2016
--------------   --------------

$      392,778   $      295,661
     3,981,719        4,949,610
       364,913         (715,003)
--------------   --------------

     4,739,410        4,530,268
--------------   --------------


      (463,929)        (303,697)
--------------   --------------


    39,249,030       26,089,617
   (40,410,393)     (30,685,938)
--------------   --------------

    (1,161,363)      (4,596,321)
--------------   --------------
     3,114,118         (369,750)


    52,643,210       53,012,960
--------------   --------------
$   55,757,328   $   52,643,210
==============   ==============

$           --   $          (54)
==============   ==============


     2,439,982        2,689,982
     1,700,000        1,250,000
    (1,750,000)      (1,500,000)
--------------   --------------
     2,389,982        2,439,982
==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      43.98   $      32.92   $      33.21   $      32.47   $      22.87
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.42           0.49           0.49           0.23           0.25
Net realized and unrealized gain (loss)               3.27          11.07          (0.30)          0.76           9.62
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      3.69          11.56           0.19           0.99           9.87
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.46)         (0.50)         (0.48)         (0.25)         (0.27)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      47.21   $      43.98   $      32.92   $      33.21   $      32.47
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      8.44%         35.45%          0.55%          3.08%         43.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     97,012   $    116,776   $     49,551   $     51,648   $     91,080
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.71%          0.75%          0.73%          0.70%          0.72%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.89%          1.52%          1.46%          0.71%          0.93%
Portfolio turnover rate (b)                             55%            48%            63%            49%            70%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      27.75   $      23.69   $      23.94   $      21.93   $      18.46
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.93           0.82           0.86           0.80           0.69
Net realized and unrealized gain (loss)               2.34           4.05          (0.25)          2.01           3.47
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      3.27           4.87           0.61           2.81           4.16
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.96)         (0.81)         (0.86)         (0.80)         (0.69)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      30.06   $      27.75   $      23.69   $      23.94   $      21.93
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     11.93%         20.72%          2.73%         12.96%         22.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,719,299  $   1,778,464   $    875,294   $    985,151   $    687,437
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.47%          0.48%          0.48%          0.49%          0.49%
Ratio of net expenses to average net assets           0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                                 3.18%          3.27%          3.59%          3.55%          3.61%
Portfolio turnover rate (b)                             43%            50%            61%            40%            35%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      54.10   $      51.11   $      50.32   $      45.34   $      30.82
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.43           0.31           0.31           0.41           0.22
Net realized and unrealized gain (loss)              14.12           3.10           0.80           4.97          14.53
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     14.55           3.41           1.11           5.38          14.75
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.47)         (0.42)         (0.32)         (0.40)         (0.23)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      68.18   $      54.10   $      51.11   $      50.32   $      45.34
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     26.96%          6.70%          2.19%         11.91%         47.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    981,732   $    614,024   $    789,693   $    535,943   $    351,376
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.59%          0.60%          0.60%          0.60%          0.66%
Ratio of net expenses to average net assets           0.59%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.71%          0.58%          0.61%          0.89%          0.69%
Portfolio turnover rate (b)                             31%            41%            41%            46%            30%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      90.89   $     113.06   $     101.99   $      69.12   $      46.05
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.08)         (0.32)          0.09           0.04          (0.10)
Net realized and unrealized gain (loss)              33.71         (21.85)         11.11          32.88          23.17
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     33.63         (22.17)         11.20          32.92          23.07
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --          (0.13)         (0.05)            --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     124.52   $      90.89   $     113.06   $     101.99   $      69.12
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     36.99%        (19.60)%        10.97%         47.63%         50.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,207,811   $    804,385   $  3,437,024   $  2,126,581  $     953,910
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.56%          0.56%          0.55%          0.58%          0.60%
Ratio of net expenses to average net assets           0.56%          0.56%          0.55%          0.58%          0.60%
Ratio of net investment income (loss) to
   average net assets                                (0.08)%        (0.27)%         0.08%          0.06%         (0.26)%
Portfolio turnover rate (b)                             36%            42%            30%            58%            48%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      79.79   $      74.64   $      61.30   $      59.84   $      39.01
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.28)         (0.27)         (0.14)         (0.08)         (0.11)
Net realized and unrealized gain (loss)              30.31           5.42          13.48           1.54          20.94
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     30.03           5.15          13.34           1.46          20.83
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     109.82   $      79.79   $      74.64   $      61.30   $      59.84
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     37.62%          6.91%         21.77%          2.42%         53.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  5,490,820  $   3,486,734   $  4,914,821   $  1,976,793   $  1,929,852
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.53%          0.54%          0.54%          0.54%          0.57%
Ratio of net expenses to average net assets           0.53%          0.54%          0.54%          0.54%          0.57%
Ratio of net investment income (loss) to
   average net assets                                (0.32)%        (0.35)%        (0.29)%        (0.13)%        (0.28)%
Portfolio turnover rate (b)                             22%            21%            28%            27%            17%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      40.79   $      38.12   $      38.08   $      33.70   $      25.16
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.59           0.58           0.57           0.72           0.45
Net realized and unrealized gain (loss)              10.16           2.67           0.04           4.43           8.54
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     10.75           3.25           0.61           5.15           8.99
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.59)         (0.58)         (0.57)         (0.77)         (0.45)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      50.95   $      40.79   $      38.12   $      38.08   $      33.70
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     26.49%          8.57%          1.64%         15.46%         35.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    624,099   $    320,190   $    165,815   $     85,686   $     65,706
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%          0.64%          0.65%          0.66%          0.76%
Ratio of net expenses to average net assets           0.61%          0.64%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                                 1.33%          1.55%          1.59%          2.07%          1.59%
Portfolio turnover rate (b)                             85%            85%            96%            89%           156%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      28.02   $      23.86   $      24.13   $      21.36   $      17.29
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.63           0.56           0.55           0.58           0.50
Net realized and unrealized gain (loss)               2.84           4.17          (0.26)          2.78           4.06
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      3.47           4.73           0.29           3.36           4.56
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.65)         (0.57)         (0.56)         (0.59)         (0.49)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      30.84   $      28.02   $      23.86   $      24.13   $      21.36
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     12.48%         19.94%          1.26%         15.94%         26.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  4,194,830   $  2,892,982   $  1,188,031   $  1,089,299   $    796,361
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.72%          0.73%          0.74%          0.75%          0.76%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 2.19%          2.31%          2.40%          2.63%          2.57%
Portfolio turnover rate (b)                             50%            60%            82%            63%            71%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                                                        YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------
                                                  2017           2016           2015              2014           2013
                                              ------------   ------------   ------------      ------------   ------------
Net asset value, beginning of period          $      21.58   $      19.71   $      20.41      $      18.44   $      13.27
                                              ------------   ------------   ------------      ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.16           0.12           0.07              0.11           0.06
Net realized and unrealized gain (loss)               1.78           1.87          (0.71) (c)         1.98           5.17
                                              ------------   ------------   ------------      ------------   ------------
Total from investment operations                      1.94           1.99          (0.64)             2.09           5.23
                                              ------------   ------------   ------------      ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.19)         (0.12)         (0.06)            (0.12)         (0.06)
                                              ------------   ------------   ------------      ------------   ------------
Net asset value, end of period                $      23.33   $      21.58   $      19.71      $      20.41   $      18.44
                                              ============   ============   ============      ============   ============
TOTAL RETURN (a)                                      9.05%         10.14%         (3.13)% (c)       11.33%         39.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     55,757   $     52,643   $     53,013      $     60,008   $     56,058
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.85%          0.87%          0.84%             0.84%          0.87%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%             0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.73%          0.59%          0.32%             0.57%          0.35%
Portfolio turnover rate (b)                            466%           491%           404%              325%           350%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 57

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
          ticker "FTCS")
      First Trust Value Line Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                        INDEX
First Trust Dow Jones Select MicroCap Index Fund            Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund         Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                     IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund              NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                   Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                            The Capital Strength Index(TM)
First Trust Value Line(R) Dividend Index Fund               Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund          Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, only FDM, FPX, FBT, and FDN had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the year ended December 31, 2017, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2017 was as follows:

                                                             Distributions        Distributions        Distributions
                                                               paid from            paid from            paid from
                                                            Ordinary Income       Capital Gains      Return of Capital
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund              $     908,212         $        --         $         --
First Trust Morningstar Dividend Leaders Index Fund              56,593,922                  --                   --
First Trust US Equity Opportunities ETF                           6,231,361                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                           --                  --                   --
First Trust Dow Jones Internet Index Fund                                --                  --                   --
First Trust Capital Strength ETF                                  5,933,462                  --                   --
First Trust Value Line(R) Dividend Index Fund                    82,356,171                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                  463,929                  --                   --


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

The tax character of distributions paid by each Fund during the year ended December 31, 2016 was as follows:

                                                             Distributions        Distributions        Distributions
                                                               paid from            paid from            paid from
                                                            Ordinary Income       Capital Gains      Return of Capital
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $      828,593        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund              48,261,512                  --                   --
First Trust US Equity Opportunities ETF                           4,684,081                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                           --                  --                   --
First Trust Dow Jones Internet Index Fund                                --                  --                   --
First Trust Capital Strength ETF                                  3,539,946                  --                   --
First Trust Value Line(R) Dividend Index Fund                    47,522,750                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                  303,697                  --                   --

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                   Accumulated
                                                             Undistributed         Capital and        Net Unrealized
                                                                Ordinary              Other            Appreciation
                                                                 Income            Gain (Loss)        (Depreciation)
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $           --        $ (20,085,981)      $   9,986,624
First Trust Morningstar Dividend Leaders Index Fund                      --          (36,456,168)        131,646,131
First Trust US Equity Opportunities ETF                                  --          (81,004,309)        183,141,965
First Trust NYSE Arca Biotechnology Index Fund                           --         (203,681,149)         53,246,731
First Trust Dow Jones Internet Index Fund                                --         (103,786,529)        961,663,613
First Trust Capital Strength ETF                                     15,284          (16,335,160)         78,527,323
First Trust Value Line(R) Dividend Index Fund                            --          (52,696,550)        288,154,863
First Trust Value Line(R) 100 Exchange-Traded Fund                       --           (3,653,651)            397,027

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                                              Capital Loss            Post-                Total
                                                               Available           Enactment -            Capital
                                                                Through                 No                 Loss
                                                                  2018              Expiration           Available
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $    5,096,533        $ 14,989,448        $  20,085,981
First Trust Morningstar Dividend Leaders Index Fund                 473,435          35,982,733           36,456,168
First Trust US Equity Opportunities ETF                              65,058          80,939,251           81,004,309
First Trust NYSE Arca Biotechnology Index Fund                    1,039,054         202,642,095          203,681,149
First Trust Dow Jones Internet Index Fund                                --         103,786,529          103,786,529
First Trust Capital Strength ETF                                  1,367,556          14,967,604           16,335,160
First Trust Value Line(R) Dividend Index Fund                       437,987          52,258,563           52,696,550
First Trust Value Line(R) 100 Exchange-Traded Fund                       --           3,653,551            3,653,551

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amounts:

                                                          Pre-Enactment Capital Loss       Post-Enactment Capital Loss
                                                            Carryforward Utilized             Carryforward Utilized
                                                          --------------------------       ---------------------------
First Trust NYSE Arca Biotechnology Index Fund                $             --                 $      29,341,017
First Trust Value Line(R) 100 Exchange-Traded Fund                          --                           316,720

At the taxable year ended December 31, 2017, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                 Capital Loss
                                                             Carryforward Expired
                                                          --------------------------
First Trust Dow Jones Select MicroCap Index Fund              $      3,227,616
First Trust Morningstar Dividend Leaders Index Fund                 16,831,977
First Trust US Equity Opportunities ETF                              1,127,563
First Trust NYSE Arca Biotechnology Index Fund                       5,787,577
First Trust Dow Jones Internet Index Fund                            1,163,966
First Trust Capital Strength ETF                                    11,336,270
First Trust Value Line(R) Dividend Index Fund                       19,646,203
First Trust Value Line(R) 100 Exchange-Traded Fund                  29,477,928

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2017, the adjustments for each Fund were as follows:

                                                                                   Accumulated
                                                              Accumulated          Net Realized
                                                             Net Investment        Gain (Loss)
                                                             Income (Loss)        on Investments      Paid-in Capital
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $       81,451        $  (6,577,572)      $   6,496,121
First Trust Morningstar Dividend Leaders Index Fund               1,493,354         (152,827,414)        151,334,060
First Trust US Equity Opportunities ETF                             504,438          (66,000,234)         65,495,796
First Trust NYSE Arca Biotechnology Index Fund                      806,724          (10,751,243)          9,944,519
First Trust Dow Jones Internet Index Fund                        14,212,652         (569,779,193)        555,566,541
First Trust Capital Strength ETF                                         --          (32,489,199)         32,489,199
First Trust Value Line(R) Dividend Index Fund                     2,421,841         (239,338,458)        236,916,617
First Trust Value Line(R) 100 Exchange-Traded Fund                   71,205           25,621,617         (25,692,822)


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Euronext
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                 % of Average
                                                               Daily Net Assets
                                                               -----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2019.


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                                                  Expense Cap
                                                               -----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended December 31, 2017 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2015   12/31/2016   12/31/2017     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Dow Jones Select MicroCap
   Index Fund                                    $  97,709   $          --   $   69,191   $   76,424   $   97,709   $ 243,324
First Trust Morningstar Dividend Leaders
   Index Fund                                      289,110              --      260,965      390,779      289,110     940,854
First Trust Value Line(R) Dividend
   Index Fund                                      816,754              --      464,054      679,825      816,754   1,960,633
First Trust Value Line(R) 100 Exchange-Traded
   Fund                                             82,527              --       83,472       85,239       82,527     251,238

During the year ended December 31, 2017, First Trust recovered fees that were previously waived from First Trust US Equity Opportunities ETF of $23,043. First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund and First Trust Capital Strength ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund            $    50,775,324   $    50,663,768
First Trust Morningstar Dividend Leaders Index Fund             736,799,395       733,762,745
First Trust US Equity Opportunities ETF                         247,775,551       246,654,043
First Trust NYSE Arca Biotechnology Index Fund                  371,004,301       371,467,475
First Trust Dow Jones Internet Index Fund                       986,757,505       989,786,427
First Trust Capital Strength ETF                                383,564,141       383,620,238
First Trust Value Line(R) Dividend Index Fund                 1,801,784,282     1,806,353,854
First Trust Value Line(R) 100 Exchange-Traded Fund              250,660,270       250,549,701

For the year ended December 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund            $    20,292,408   $    44,715,651
First Trust Morningstar Dividend Leaders Index Fund             661,411,578       860,891,640
First Trust US Equity Opportunities ETF                         441,931,791       260,104,325
First Trust NYSE Arca Biotechnology Index Fund                  186,155,841        82,171,921
First Trust Dow Jones Internet Index Fund                     2,359,993,529     1,757,607,016
First Trust Capital Strength ETF                                516,667,572       312,193,274
First Trust Value Line(R) Dividend Index Fund                 2,707,325,927     1,751,684,685
First Trust Value Line(R) 100 Exchange-Traded Fund               39,243,910        40,334,267

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund, and First Trust Value Line(R) 100 Exchange-Traded Fund (the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"), including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Exchange-Traded Fund as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                           Dividends Received Deduction
                                                           ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                     100.00%
First Trust Morningstar Dividend Leaders Index Fund                  100.00%
First Trust US Equity Opportunities ETF                              100.00%
First Trust NYSE Arca Biotechnology Index Fund                           --
First Trust Dow Jones Internet Index Fund                                --
First Trust Capital Strength ETF                                     100.00%
First Trust Value Line(R) Dividend Index Fund                         99.45%
First Trust Value Line(R) 100 Exchange-Traded Fund                   100.00%

For the taxable year ended December 31, 2017, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                            Qualified Dividend Income
                                                           ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                     100.00%
First Trust Morningstar Dividend Leaders Index Fund                  100.00%
First Trust US Equity Opportunities ETF                              100.00%
First Trust NYSE Arca Biotechnology Index Fund                           --
First Trust Dow Jones Internet Index Fund                                --
First Trust Capital Strength ETF                                     100.00%
First Trust Value Line(R) Dividend Index Fund                        100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                   100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

Only a party that has entered into a participation agreement an "authorized participant" may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to a Fund's net asset value and possibly face delisting.

The Funds have become more susceptible to potential operational risks through breaches in cyber security as the use of Internet technology has become more prevalent in the course of business. Cyber security breaches may involve unauthorized access to the Fund's digital information system or those of the Fund's third party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests. The Funds have established risk management systems designed to reduce the risks associated with cyber security, however there is no guarantee that such efforts will succeed.

With the exception of First Trust Capital Strength ETF, First Trust Dow Jones Select MicroCap Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

The First Trust Dow Jones Select MicroCap Index Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems with these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigations and increased government regulations.

The First Trust NYSE Arca Biotechnology Index Fund invests in biotechnology and pharmaceutical companies that are subject to changing government regulation which could have a negative effect on the price, profitability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including increased access to generic drugs and increased rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. Such companies also face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies, many of which may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The First Trust Capital Strength ETF invests in health care companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust US Equity Opportunities ETF invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Dow Jones Select Micro Cap Index Fund and First Trust Value Line(R) Dividend Index Fund invest in financial companies which are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

The First Trust Capital Strength ETF, First Trust Dow Jones Internet Index Fund, First Trust US Equity Opportunities ETF and First Trust Value Line(R) 100 Exchange-Traded Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Dow Jones Internet Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The First Trust Dow Jones Internet Index Fund, First Trust US Equity Opportunities ETF, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Dow Jones Internet Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector provide non-essential goods and services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

The First Trust Capital Strength ETF and First Trust Value Line(R) 100 Exchange-Traded Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

The First Trust Capital Strength ETF and First Trust Value Line(R) Dividend Index Fund invest in the securities of companies in the consumer staples sector. Consumer staples companies provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Morningstar Dividend Leaders Index Fund and First Trust Value Line(R) Dividend Index Fund invest in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

With the exception of First Trust Capital Strength ETF and First Trust Dow Jones Select MicroCap Index Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Value Line(R) 100 Exchange-Traded Fund, involves risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust Morningstar Dividend Leaders Index Fund invests in telecommunications companies which are subject to risks such as a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities, the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, and innovations that may make various products and services obsolete.

The First Trust Morningstar Dividend Leaders Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels , international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, oil prices are subject to extreme volatility.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $8,575,944. This figure is comprised of $345,122 paid (or to be paid) in fixed compensation and $8,230,822 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $6,004,189 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,571,755 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                  PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
  POSITION WITH THE TRUST           APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician, Officer, Wheaton Orthopedics;          151        None
(1951)                                               Limited Partner, Gundersen Real Estate
                                o Since Inception    Limited Partnership (June 1992 to
                                                     December 2016); Member, Sportsmed LLC
                                                     (April 2007 to November 2015)


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investors Services, Inc.           151        Director of ADM
(1957)                                               (Futures Commission Merchant)                                Investor Services,
                                o Since Inception                                                                 Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises (Financial            151        Director of Trust
(1956)                                               and Management Consulting)                                   Company of
                                o Since Inception                                                                 Illinois


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating             151        Director of
(1954)                                               Officer (January 2015 to Present), Pelita                    Covenant
                                o Since Inception    Harapan Educational Foundation                               Transport Inc.
                                                     (Educational Products and Services);                         (May 2003 to
                                                     President and Chief Executive Officer                        May 2014)
                                                     (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014),
                                                     Dew Learning LLC (Educational Products
                                                     and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term    Chief Executive Officer, First Trust              151        None
Chairman of the Board                                Advisors L.P. and First Trust Portfolios
(1955)                          o Since Inception    L.P.; Chairman of the Board of Directors,
                                                     BondWave LLC (Software Development
                                                     Company) and Stonebridge Advisors LLC
                                                     (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                                                         POSITION AND                            TERM OF OFFICE
     NAME AND                   OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief           o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer (January
                                                                             2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)


Donald P. Swade        Treasurer, Chief Financial    o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                     President (April 2012 to July 2016), First Trust
                       Accounting Officer            o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                 Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
                                                     o Since Inception       BondWave LLC; and Secretary, Stonebridge
                                                                             Advisors LLC


Daniel J. Lindquist    Vice President                o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                     o Since Inception


Kristi A. Maher        Chief Compliance Officer      o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception


Roger F. Testin        Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                     o Since Inception


Stan Ueland            Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                     o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Annual Report
December 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2017

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................   4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............   6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  10
   First Trust S&P REIT Index Fund (FRI)....................................  12
   First Trust Water ETF (FIW)..............................................  14
   First Trust Natural Gas ETF (FCG)........................................  16
   First Trust Chindia ETF (FNI)............................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  20
Notes to Fund Performance Overview..........................................  22
Understanding Your Fund Expenses............................................  23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................  25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............  28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............  29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  32
   First Trust S&P REIT Index Fund (FRI)....................................  34
   First Trust Water ETF (FIW)..............................................  37
   First Trust Natural Gas ETF (FCG)........................................  39
   First Trust Chindia ETF (FNI)............................................  41
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  44
Statements of Assets and Liabilities........................................  48
Statements of Operations....................................................  50
Statements of Changes in Net Assets.........................................  52
Financial Highlights........................................................  56
Notes to Financial Statements...............................................  61
Report of Independent Registered Public Accounting Firm.....................  71
Additional Information......................................................  72
Board of Trustees and Officers..............................................  77
Privacy Policy..............................................................  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2017

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded Fund which contains detailed information about your investment for the twelve months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices--the S&P 500(R) Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

      o The S&P 500(R) achieved something it had not previously, finishing 2017 with 12 months of gains;

      o The Dow Jones realized a milestone as well, closing above 24,000 for the first time ever on November 30; and

      o The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

World markets were also strong in 2017. According to the MSCI AC World Index, which captures all sources of equity returns in 23 developed and 24 emerging markets, world stocks rose every month in 2017. The value of public companies on global stock markets grew by $12.4 trillion during the year.

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continues to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the "Tax Cuts and Jobs Act," which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe that you should invest for the long term and be prepared for market volatility, which can happen at any time. How can you do this? By keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It's important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan through your investment. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

At the midpoint of 2017, House Speaker Paul Ryan stated that he did not think that the U.S. economy could achieve a 3% gross domestic product ("GDP") growth rate without passing tax reform legislation. The Tax Cuts and Jobs Act was signed into law by President Trump on December 22, 2017. One of the main goals of cutting taxes, both corporate and individual, is to try and boost economic activity in the U.S. It is true that real GDP growth has topped the 3.0% mark on an annualized basis the past two quarters (3.1% in the second quarter and 3.2% in the third quarter), but growth has only averaged 2.2% in the current recovery, which commenced in the third quarter of 2009, according to data from the Bureau of Economic Analysis. While it will likely take some time to determine how effective lower tax rates will be in stimulating economic growth, particularly the cut from 35% to 21% on the federal tax rate for corporations, the concept of tax cuts seems to have been well-received by investors since Trump was elected more than a year ago, in our opinion.

Both small and large companies in the U.S. seem optimistic looking ahead. The National Federation of Independent Business ("NFIB") reported that its Small Business Optimism Index hit 107.5 in November, the second-highest reading in its 44-year history, according to its own release. The all-time high was 108.0, set in September 1983. The NFIB noted that "small business owners are exuberant about the economy and are ready to lead the U.S. economy in a period of robust growth." Chief Executive's CEO Confidence Index in Business Conditions 12 Months Out just registered its second most optimistic year (7.08 out of 10) since the index commenced in 2003, according to its own release. The highest mark ever achieved for a calendar year was 7.47 in 2004. The monthly survey of 267 CEOs revealed that two-thirds of those polled plan to add to their workforce in 2018, while only 5% forecast a decrease in headcount. CEOs are also expecting to increase both profitability and revenue in 2018.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") listed globally reached an all-time high of $4.83 trillion at the close of 2017, according to its own release. Total assets invested in ETFs and ETPs listed in the U.S. reached a record high of $3.42 trillion.

U.S. STOCKS AND BONDS

In 2017, three of the major U.S. stock indices posted double-digit returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 21.83%, 16.24%, and 13.23%, respectively, according to Bloomberg. Nine of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Materials and Consumer Discretionary, up 38.83%, 23.84% and 22.98%, respectively, on a total return basis. The two sectors that posted losses were Energy and Telecommunication Services, down 1.25% and 1.01%, respectively. In general, cyclical areas of the stock market outperformed non-cyclicals in 2017, an indication that investors are optimistic about U.S. economic growth moving forward.

The Federal Reserve ("the Fed") raised the federal funds target rate (upper bound) three times, from 0.75% to 1.50%, in 2017. It is poised to hike rates three times in 2018, according to CNBC. The Fed has already raised this rate five times, dating back to its first hike on December 16, 2015. If the Fed tightens three times in 2018, the rate will likely hit 2.25%, assuming 25 basis points per hike. For comparative purposes, the target rate averaged 2.68% for the 25-year period ended December 29, 2017, according to Bloomberg. The highest level it reached over that period was 6.50% on May 16, 2000. So while this key benchmark lending rate is rising, it is still low by historical standards. The projected bump up in interest rates would not likely derail the bull market in stocks, but it could put some downward pressure on bond prices by pushing bond yields higher, in our opinion.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 7.50% in 2017. The worst-performing debt group that we track was Treasuries, though the group still generated a positive return. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.14%. The yield on the benchmark 10-Year Treasury note (T-note) declined by four basis points to 2.41% in 2017, according to Bloomberg. The average yield on the 10-year T-note was 2.58% for the 10-year period ended December 29, 2017.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 9.87% against a basket of major currencies in 2017, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.61% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 7.39% (USD) in 2017. The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of 37.28% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of 24.21% (USD) in 2017.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest non-financial securities listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (4/19/06)       Ended        Ended        (4/19/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       26.00%       18.11%       10.77%       10.07%        129.81%      178.22%        207.15%
Market Value                              26.01%       18.11%       10.69%       10.07%        129.84%      175.99%        207.31%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)       26.78%       18.86%       11.48%       10.75%        137.25%      196.52%        230.38%
S&P 500(R) Index                          21.83%       15.79%        8.50%        8.57%        108.14%      126.03%        161.71%
NASDAQ-100 Index(R)                       32.99%       20.68%       13.05%       12.89%        155.98%      240.83%        313.21%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 26.00% during the 12-month period covered by this report. During the same period, the NASDAQ-100 Index(R) ("benchmark") generated a return of 32.99%. The Information Technology sector was the highest allocated and top performing sector over the period as it comprised 40.8% of the Fund and had a 38.9% return, which led to a 15.0% contribution to the Fund's return. The Consumer Staples sector was the worst performing sector in the Fund with a 8.3% return and 0.4% contribution. On a relative basis, the Fund underperformed the benchmark. The Fund underperformed the benchmark in Consumer Discretionary securities by -13.0% which led to -3.7% of relative drag. Another -2.6% of underperformance is attributable to the Fund under allocating the benchmark 17.8% amongst the well performing Information Technology securities. Underperformance of 0.7% was reversed due to the Fund outperforming the benchmark in Consumer Staples securities.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        43.69%
Consumer Discretionary                        22.15
Health Care                                   20.01
Industrials                                    7.16
Consumer Staples                               4.95
Telecommunication Services                     2.04
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Marriott International, Inc., Class A          1.06%
Ross Stores, Inc.                              1.06
Mylan N.V.                                     1.05
Express Scripts Holding Co.                    1.05
CSX Corp.                                      1.05
Intel Corp.                                    1.05
Charter Communications, Inc., Class A          1.05
Shire PLC, ADR                                 1.04
Vertex Pharmaceuticals, Inc.                   1.04
Alexion Pharmaceuticals, Inc.                  1.04
                                             -------
   Total                                      10.49%
                                             =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2007 - DECEMBER 31, 2017

                First Trust
             NASDAQ-100 Equal          NASDAQ-100 Equal       S&P 500(R)       NASDAQ-100
            Weighted Index Fund       Weighted Index(SM)        Index           Index(R)
12/07             $10,000                  $10,000             $10,000          $10,000
06/08               8,762                    8,782               8,808            8,832
12/08               5,604                    5,647               6,300            5,843
06/09               6,932                    7,003               6,499            7,152
12/09               8,941                    9,065               7,966            9,034
06/10               8,437                    8,581               7,436            8,477
12/10              10,841                   11,058               9,166           10,855
06/11              11,655                   11,926               9,717           11,423
12/11              10,540                   10,826               9,358           11,253
06/12              11,508                   11,849              10,246           12,989
12/12              12,106                   12,498              10,856           13,315
06/13              13,995                   14,513              12,356           14,658
12/13              16,942                   17,622              14,371           18,233
06/14              18,294                   19,086              15,397           19,668
12/14              20,184                   21,117              16,339           21,772
06/15              20,662                   21,681              16,540           22,734
12/15              20,633                   21,727              16,565           23,896
06/16              20,039                   21,156              17,201           23,138
12/16              22,081                   23,390              18,546           25,635
06/17              25,576                   27,172              20,278           29,937
12/17              27,824                   29,656              22,603           34,083

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             203             0              0            0
01/01/14 - 12/31/14             161             3              0            0
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 12/31/16             107             0              0            0
01/01/17 - 12/31/17             178             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              49             0              0            0
01/01/14 - 12/31/14              87             1              0            0
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 12/31/16             145             0              0            0
01/01/17 - 12/31/17              73             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The NASDAQ-100 Index(R) is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (4/19/06)       Ended        Ended        (4/19/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       37.86%       24.04%       13.63%       12.23%        193.68%      258.98%        285.91%
Market Value                              37.85%       24.06%       13.64%       12.24%        193.87%      259.06%        286.17%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)    38.69%       24.84%       14.37%       12.94%        203.21%      283.06%        315.51%
S&P 500(R) Index                          21.83%       15.79%        8.50%        8.57%        108.14%      126.03%        161.71%
S&P 500 Information Technology Index      38.83%       20.90%       11.90%       11.79%        158.28%      207.73%        268.50%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 37.86% during the 12-month period covered by this report. During the same period, the S&P 500 Information Technology Index ("benchmark") generated a return of 38.83%. The Semiconductors & Semiconductor Equipment and the Software & Services industries were each given an average weighting of roughly 42.5% in the Fund. The Semiconductors & Semiconductor Equipment industry had a 44% return in the Fund, leading to a 17.9% contribution while the Software & Services industry had a 35.5% return in the Fund, leading to a 15.6% contribution. The worst performing industry was the Technology Hardware & Equipment industry with a 31% return and 3.8% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund underperforming in Technology Hardware & Equipment securities by -9.8%, which resulted in -1.5% of relative drag. The Software & Services industry created another -1.0% of drag as the Fund underperformed the benchmark by -2.5%. The Semiconductors & Semiconductor Equipment industry reversed 2.1% of drag as the Fund over allocated this well performing industry and outperformed by 5.5%.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION (1)             LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        97.27%
Health Care                                    2.73
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Intel Corp.                                    2.92%
Texas Instruments, Inc.                        2.90
Analog Devices, Inc.                           2.88
NVIDIA Corp.                                   2.85
Microchip Technology, Inc.                     2.84
Baidu, Inc., ADR                               2.83
ASML Holding N.V.                              2.82
Cisco Systems, Inc.                            2.82
Maxim Integrated Products, Inc.                2.81
KLA-Tencor Corp.                               2.81
                                             -------
   Total                                      28.48%
                                             =======

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             DECEMBER 31, 2007 - DECEMBER 31, 2017

               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500 Information       S&P 500(R)
               Index Fund               Index(SM)            Technology Index           Index
12/07            $10,000                 $10,000                  $10,000              $10,000
06/08              9,074                   9,101                    8,692                8,808
12/08              5,474                   5,518                    5,686                6,300
06/09              7,339                   7,422                    7,100                6,499
12/09              9,847                   9,995                    9,195                7,966
06/10              9,099                   9,260                    8,223                7,436
12/10             12,006                  12,259                   10,132                9,166
06/11             12,098                  12,390                   10,341                9,717
12/11             11,315                  11,626                   10,377                9,358
06/12             11,831                  12,195                   11,761               10,246
12/12             12,223                  12,638                   11,915               10,856
06/13             13,656                  14,165                   12,672               12,356
12/13             16,883                  17,569                   15,303               14,371
06/14             19,098                  19,937                   16,671               15,397
12/14             21,075                  22,072                   18,381               16,339
06/15             20,554                  21,586                   18,521               16,540
12/15             20,784                  21,897                   19,471               16,565
06/16             21,393                  22,620                   19,409               17,201
12/16             26,037                  27,628                   22,167               18,548
06/17             30,997                  32,985                   25,986               20,280
12/17             35,898                  38,306                   30,773               22,603

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             170             0              0            0
01/01/14 - 12/31/14             171             4              0            0
01/01/15 - 12/31/15             164             2              0            0
01/01/16 - 12/31/16             147             0              0            0
01/01/17 - 12/31/17             146             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              81             1              0            0
01/01/14 - 12/31/14              76             1              0            0
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 12/31/16             105             0              0            0
01/01/17 - 12/31/17             105             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (2/8/07)        Ended        Ended        (2/8/07)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       20.41%       15.00%       9.20%         8.99%        101.11%      141.13%        155.47%
Market Value                              20.52%       14.98%       9.20%         9.00%        100.95%      141.11%        155.58%
INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)       21.14%       15.71%       9.88%         9.67%        107.44%      156.50%        173.36%
Russell 1000(R) Index                     21.69%       15.71%       8.59%         8.14%        107.42%      128.06%        134.50%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 20.41% during the 12-month period covered by this report. During the same period, the Russell 1000(R) Index ("benchmark") generated a return of 21.69%. Consumer Discretionary securities were given the highest allocation in the Fund over the period at 40.1%. This sector had a 17.8% return and contributed 7.4% to the Fund's return. The top performing sector was the Information Technology sector with a 40.8% return. This sector was given an 11.3% allocation and had a 4.1% contribution. The worst performing and least contributing sector was the Consumer Staples sector with an 8.3% return and 0.7% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Consumer Discretionary securities by -5.6%, which created -1.7% of drag. The Fund did not have any allocation to the Energy sector which resulted in 1.6% of relative outperformance as these securities were given a 6.0% allocation in the benchmark and had a -1.6% return.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        34.50%
Health Care                                   29.63
Information Technology                        13.83
Industrials                                   11.15
Consumer Staples                               7.70
Telecommunication Services                     3.19
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Marriott International, Inc., Class A          1.65%
Ross Stores, Inc.                              1.65
CSX Corp.                                      1.64
Express Scripts Holding Co.                    1.63
Mylan N.V.                                     1.63
Shire PLC, ADR                                 1.63
Charter Communications, Inc., Class A          1.63
Vertex Pharmaceuticals, Inc.                   1.62
Alexion Pharmaceuticals, Inc.                  1.62
JD.com, Inc., ADR                              1.62
                                             -------
   Total                                      16.32%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    DECEMBER 31, 2007 - DECEMBER 31, 2017

                First Trust
                 NASDAQ-100               NASDAQ-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/07             $10,000                  $10,000                $10,000
06/08               8,548                    8,567                  8,881
12/08               5,690                    5,728                  6,241
06/09               6,663                    6,726                  6,511
12/09               8,350                    8,457                  8,016
06/10               7,978                    8,104                  7,503
12/10              10,073                   10,265                  9,306
06/11              11,288                   11,541                  9,899
12/11               9,964                   10,226                  9,446
06/12              11,236                   11,562                 10,332
12/12              11,988                   12,364                 10,997
06/13              14,239                   14,756                 12,527
12/13              16,932                   17,594                 14,639
06/14              17,707                   18,461                 15,703
12/14              19,531                   20,414                 16,578
06/15              20,592                   21,594                 16,861
12/15              20,458                   22,947                 16,729
06/16              19,220                   21,602                 17,355
12/16              20,021                   22,565                 18,745
06/17              22,880                   25,869                 20,483
12/17              24,113                   25,650                 22,806

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             145            13              0            0
01/01/14 - 12/31/14             151            14              0            0
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 12/31/16              80             0              0            0
01/01/17 - 12/31/17              44             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              82            12              0            0
01/01/14 - 12/31/14              79             7              1            0
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 12/31/16             172             0              0            0
01/01/17 - 12/31/17             207             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting and includes caps to prevent high concentrations among larger alternative energy stocks. The Index is an equity index designed to track the performance of clean-energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution, and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels, and advanced batteries. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (2/8/07)        Ended        Ended        (2/8/07)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       31.73%       17.29%       -3.63%        0.59%        121.99%      -30.93%          6.58%
Market Value                              31.91%       17.46%       -3.61%        0.61%        123.61%      -30.78%          6.80%
INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy
   Index(SM)                              32.05%       17.16%       -3.50%        0.77%        120.73%      -29.94%          8.75%
Russell 2000(R) Index                     14.65%       14.12%        8.71%        7.45%         93.58%      130.54%        118.75%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 31.73% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("benchmark") generated a return of 14.65%. Information Technology securities comprised the majority of the Fund at 54.1% over the period and with a return of 42.8% this led to a 22.0% contribution to the Fund's return. The Semiconductors & Semiconductor Equipment industry within the Information Technology sector in particular was given a 38.9% allocation. Although the Energy sector securities were only given a 2.2% allocation, due to their poor return of -28.7%, they contributed -1.0% to the Fund's return. Notably, Tesla Inc., part of the Consumer Discretionary sector, was given a high 8.6% allocation. Tesla Inc. had a 45.7% return and 5.1% contribution to the Fund's return. Acuity Brands, Inc., part of the Industrials sector, was the worst single contributor to the Fund's return with a -2.4% contribution, stemming from its 7.3% allocation and -23.6% return. On a relative basis, the Fund outperformed the benchmark. The Fund over allocated and outperformed the benchmark amongst Information Technology securities by 37.2% and 25.9%, respectively, which led to 13.9% of relative outperformance. The Fund's holdings amongst the Industrials sector created -2.7% of relative drag as the Fund underperformed the benchmark by -15.3%.

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        55.86%
Industrials                                   19.20
Utilities                                     13.75
Consumer Discretionary                         8.04
Energy                                         1.62
Financials                                     1.53
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
ON Semiconductor Corp.                         8.31%
Tesla, Inc.                                    8.04
Acuity Brands, Inc.                            7.97
Universal Display Corp.                        7.60
First Solar, Inc.                              7.57
Cree, Inc.                                     4.17
Hexcel Corp.                                   3.98
Integrated Device Technology, Inc.             3.94
Microsemi Corp.                                3.90
Ormat Technologies, Inc.                       3.88
                                             -------
   Total                                      59.36%
                                             =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     DECEMBER 31, 2007 - DECEMBER 31, 2017

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/07             $10,000                   $10,000                  $10,000
06/08               8,004                     8,035                    9,062
12/08               3,626                     3,656                    6,621
06/09               4,485                     4,534                    6,796
12/09               5,214                     5,291                    8,420
06/10               4,320                     4,396                    8,256
12/10               5,321                     5,433                   10,682
06/11               4,952                     5,076                   11,345
12/11               3,127                     3,216                   10,237
06/12               3,027                     3,106                   11,110
12/12               3,112                     3,173                   11,910
06/13               4,652                     4,731                   13,799
12/13               5,906                     6,008                   16,534
06/14               6,792                     6,912                   17,061
12/14               5,726                     5,821                   17,343
06/15               6,145                     6,248                   18,167
12/15               5,357                     5,450                   16,577
06/16               4,832                     4,903                   16,945
12/16               5,243                     5,305                   20,110
06/17               6,130                     6,210                   21,113
12/17               6,907                     7,006                   23,055

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             168             5              0            0
01/01/14 - 12/31/14             122             3              0            0
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 12/31/16              68             0              0            0
01/01/17 - 12/31/17             164             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              75             4              0            0
01/01/14 - 12/31/14             124             3              0            0
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 12/31/16             184             0              0            0
01/01/17 - 12/31/17              87             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. The Index includes the securities of small and mid cap companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (5/8/07)        Ended        Ended        (5/8/07)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                        3.79%        8.55%       6.68%         4.16%         50.73%       90.82%         54.42%
Market Value                               3.74%        8.55%       6.70%         4.17%         50.73%       91.19%         54.43%

INDEX PERFORMANCE
S&P United States REIT Index*              4.33%        9.13%        N/A           N/A          54.82%        N/A            N/A
FTSE EPRA/NAREIT North America Index       4.57%        8.37%       6.79%         4.41%         49.47%       92.93%         58.32%
Russell 3000(R) Index                     21.13%       15.58%       8.60%         7.86%        106.26%      128.22%        123.76%
------------------------------------------------------------------------------------------------------------------------------------

 * On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.79% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 21.13%. Retail Real Estate Investment Trusts ("REITs") were given the highest allocation in the Fund over the period at 21.5%, but due to these securities poor return of -4.6%, their contribution to the Fund's return was -1.3%. Industrial REITs were the Fund's top performing and contributing REITs with a 23.9% return and 1.4% contribution. On a relative basis, the Fund underperformed the benchmark. REITs accounted for 2.9% of the benchmark over the period and contributed 0.1% to the benchmark's return. The primary cause of the underperformance is attributable to the Fund over allocating the benchmark among the poor performing Retail REITs by 20.8% creating -5.7% of relative drag. The only REIT industry in the Fund to create relative outperformance was the Industrial REITs, which the Fund over allocated by 6.2%, creating 0.2% of outperformance.

-----------------------------
The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"). The marks have been licensed for use by SPDJI and sub-licensed by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Retail                                        20.34%
Residential                                   16.95
Specialized                                   14.43
Office                                        13.84
Health Care                                   12.00
Diversified                                    7.90
Industrial                                     7.80
Hotel & Resort                                 6.74
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                     6.47%
Prologis, Inc.                                 4.16
Public Storage                                 3.79
AvalonBay Communities, Inc.                    2.99
Welltower, Inc.                                2.86
Equity Residential                             2.84
Digital Realty Trust, Inc.                     2.84
Ventas, Inc.                                   2.59
Boston Properties, Inc.                        2.43
Realty Income Corp.                            1.95
                                             -------
   Total                                      32.92%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    DECEMBER 31, 2007 - DECEMBER 31, 2017

                First Trust           FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund      North America Index           Index
12/07             $10,000                  $10,000                $10,000
06/08               9,563                    9,558                  8,896
12/08               6,113                    5,937                  6,270
06/09               5,337                    5,339                  6,529
12/09               7,826                    7,851                  8,042
06/10               8,253                    8,254                  7,555
12/10               9,996                   10,100                  9,403
06/11              10,996                   11,168                 10,000
12/11              10,786                   10,927                  9,499
06/12              12,365                   12,525                 10,384
12/12              12,662                   12,911                 11,058
06/13              13,433                   13,518                 12,613
12/13              12,893                   13,076                 14,769
06/14              15,131                   15,309                 15,794
12/14              16,711                   16,757                 16,623
06/15              15,653                   15,742                 16,945
12/15              17,040                   17,061                 16,703
06/16              19,248                   19,299                 17,308
12/16              18,390                   18,456                 18,829
06/17              18,717                   18,790                 20,510
12/17              19,082                   19,293                 22,822

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             130             0              0            0
01/01/14 - 12/31/14             193             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             156             0              0            0
01/01/17 - 12/31/17             106             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             122             0              0            0
01/01/14 - 12/31/14              59             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16              96             0              0            0
01/01/17 - 12/31/17             145             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 34 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (5/8/07)        Ended        Ended        (5/8/07)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       24.25%       14.25%       8.99%         9.59%         94.65%      136.44%        165.10%
Market Value                              24.26%       14.24%       8.99%         9.59%         94.62%      136.57%        165.25%

INDEX PERFORMANCE
ISE Clean Edge Water Index                24.66%       14.92%       9.68%        10.28%        100.42%      151.90%        183.63%
Russell 3000(R) Index                     21.13%       15.58%       8.60%         7.86%        106.26%      128.22%        123.76%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 24.25% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 21.13%. The majority of the Fund was comprised of Industrial securities with a 53.0% allocation. This sector had a 18.3% return and 9.9% contribution to the Fund's return. The top performing sector was the Materials sector with a 63.2% return. This sector's contribution to the Fund's return was limited to 4.5% due to its smaller 8.2% allocation. The worst performing sector was the Information Technology sector with a 16.7% return. This sector had a 5.0% allocation and 0.9% contribution. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Materials sector, which created 3.0% of outperformance as the Fund outperformed the benchmark by 40.3%. The Fund under allocated and underperformed the benchmark among Information Technology securities by -16.7% and -20.4%, respectively, creating -3.5% of relative drag on performance.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   53.75%
Utilities                                     22.75
Health Care                                   11.32
Materials                                      7.36
Information Technology                         4.82
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Pentair PLC                                    4.08%
American Water Works Co., Inc.                 4.06
Roper Technologies, Inc.                       4.03
IDEX Corp.                                     4.03
Danaher Corp.                                  3.99
A.O. Smith Corp.                               3.95
Xylem, Inc.                                    3.94
Forterra, Inc.                                 3.75
Agilent Technologies, Inc.                     3.71
Aqua America, Inc.                             3.69
                                             -------
   Total                                      39.23%
                                             =======

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
            DECEMBER 31, 2007 - DECEMBER 31, 2017

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/07         $10,000          $10,000             $10,000
06/08           9,804            9,819               8,896
12/08           7,059            7,093               6,270
06/09           7,285            7,350               6,529
12/09           8,493            8,598               8,042
06/10           8,017            8,142               7,555
12/10          10,148           10,349               9,403
06/11          10,623           10,873              10,000
12/11           9,578            9,837               9,499
06/12          10,528           10,857              10,384
12/12          12,148           12,569              11,058
06/13          13,009           13,517              12,613
12/13          15,904           16,579              14,769
06/14          16,357           17,098              15,794
12/14          15,961           16,739              16,623
06/15          14,904           15,678              16,945
12/15          14,394           15,190              16,703
06/16          16,897           17,894              17,308
12/16          19,029           20,206              18,829
06/17          20,776           22,071              20,510
12/17          23,643           25,190              22,822

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             197             0              0            0
01/01/14 - 12/31/14             195             0              0            0
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 12/31/16             152             0              0            0
01/01/17 - 12/31/17             184             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              55             0              0            0
01/01/14 - 12/31/14              56             1              0            0
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 12/31/16             100             0              0            0
01/01/17 - 12/31/17              67             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund"), formerly First Trust ISE-Revere Natural Gas Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in equity securities that comprise the Index. The Index is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships ("MLPs") and one for equity securities issued by entities that are not MLPs ("non-MLPs"). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (5/8/07)        Ended        Ended        (5/8/07)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                      -11.53%      -20.69%      -13.81%       -12.12%       -68.63%      -77.39%        -74.75%
Market Value                             -11.56%      -20.71%      -13.81%       -12.12%       -68.65%      -77.37%        -74.75%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index         -10.88%      -20.69%      -13.51%       -11.80%       -68.63%      -76.57%        -73.73%
S&P Composite 1500(R) Energy Index        -2.05%        2.05%        0.85%         2.67%        10.69%        8.84%         32.45%
Russell 3000(R) Index                     21.13%       15.58%        8.60%         7.86%       106.26%      128.22%        123.76%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -11.53% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Energy Index ("benchmark") generated a return of -2.05%. The Oil Gas & Consumable Fuels industry comprised 93.1% of the Fund over the period. Notable names were Continental Resources, Inc. with a 39.6% return and Range Resources Corp. with a -50.2% return. On a relative basis, the Fund underperformed the benchmark. The Fund gave a 10.0% higher allocation to Oil Gas & Consumable Fuels securities and had a -14.5% lower return, which led to -12.9% of relative drag on performance. The benchmark gave the Energy Equipment & Services industry a 15.8% higher allocation, which led to 2.5% of relative outperformance by the Fund as this industry had a -18.1% return.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            81.73%
Oil & Gas Storage & Transportation            13.48
Gas Utilities                                  2.72
Oil & Gas Refining & Marketing                 1.39
Oil & Gas Drilling                             0.68
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Anadarko Petroleum Corp.                       5.38%
Devon Energy Corp.                             5.18
Concho Resources, Inc.                         5.18
Encana Corp.                                   4.89
Continental Resources, Inc.                    4.86
Noble Energy, Inc.                             4.81
EQT Corp.                                      4.61
Cimarex Energy Co.                             4.56
Newfield Exploration Co.                       4.43
Cabot Oil & Gas Corp.                          4.29
                                             -------
   Total                                      48.19%
                                             =======

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2007 - DECEMBER 31, 2017

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/07           $10,000                    $10,000                     $10,000                      $10,000
06/08            14,110                     14,217                       8,895                       11,157
12/08             5,344                      5,365                       6,270                        6,417
06/09             5,780                      5,812                       6,533                        6,359
12/09             7,973                      8,040                       8,047                        7,470
06/10             6,942                      7,036                       7,560                        6,586
12/10             8,948                      9,143                       9,409                        9,067
06/11             9,862                     10,113                      10,006                       10,109
12/11             8,336                      8,578                       9,505                        9,423
06/12             7,546                      7,789                      10,391                        9,146
12/12             7,210                      7,468                      11,065                        9,832
06/13             7,424                      7,703                      12,621                       10,788
12/13             9,022                      9,389                      14,778                       12,330
06/14            10,934                     11,404                      15,804                       13,928
12/14             5,232                      5,443                      16,634                       11,200
06/15             4,460                      4,600                      16,957                       10,675
12/15             2,140                      2,195                      16,715                        8,728
06/16             2,373                      2,429                      17,320                       10,087
12/16             2,556                      2,630                      18,842                       11,111
06/17             2,036                      2,102                      20,525                        9,575
12/17             2,261                      2,344                      22,822                       10,883

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             149             0              0            0
01/01/14 - 12/31/14             140             1              0            0
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 12/31/16             156             6              1            0
01/01/17 - 12/31/17             116             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             103             0              0            0
01/01/14 - 12/31/14             111             0              0            0
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 12/31/16              88             1              0            0
01/01/17 - 12/31/17             135             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (5/8/07)        Ended        Ended        (5/8/07)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       47.36%       14.85%       4.82%         7.79%         99.83%       60.19%        122.23%
Market Value                              47.64%       14.90%       4.83%         7.79%        100.27%       60.25%        122.39%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                     48.00%       15.39%       5.35%         8.35%        104.59%       68.38%        134.88%
Russell 3000(R) Index                     21.13%       15.58%       8.60%         7.86%        106.26%      128.22%        123.76%
MSCI Emerging Markets Index               37.28%        4.35%       1.68%         3.90%         23.72%       18.16%         50.27%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 47.36% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index ("benchmark") generated a return of 37.28%. Chinese securities were given the heaviest allocation in the Fund over the period with a 59.9% allocation. These securities returned 61.3% and contributed 34.5% to the Fund's return. Indian securities comprised the remainder of the Fund and had a 29.1% return and 12.1% contribution. On a relative basis, the Fund outperformed the benchmark. The outperformance can be attributed to the Fund allocating 32.5% more weighting to the well performing Chinese securities. Relative drag of -2.4% was incurred as a result of the Fund not being exposed to an appreciated Korean Won relative to the U.S. Dollar.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        39.67%
Consumer Discretionary                        25.69
Financials                                    16.11
Materials                                      5.13
Telecommunication Services                     5.11
Health Care                                    4.11
Industrials                                    2.12
Energy                                         2.06
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
JD.com, Inc., ADR                              7.48%
HDFC Bank Ltd., ADR                            7.08
Infosys Ltd., ADR                              7.05
ICICI Bank Ltd., ADR                           6.90
Baidu, Inc., ADR                               6.64
Alibaba Group Holding Ltd., ADR                6.59
Vedanta Ltd., ADR                              4.42
Tata Motors Ltd., ADR                          4.10
NetEase, Inc., ADR                             4.06
Wipro Ltd., ADR                                3.92
                                             -------
   Total                                      58.24%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2007 - DECEMBER 31, 2017

            First Trust            ISE ChIndia(TM)           Russell 3000(R)          MSCI Emerging
            Chindia ETF                 Index                     Index               Markets Index
12/07         $10,000                  $10,000                   $10,000                 $10,000
06/08           7,197                    7,210                     8,895                   8,824
12/08           4,302                    4,323                     6,270                   4,667
06/09           6,004                    6,057                     6,533                   6,348
12/09           7,811                    7,907                     8,047                   8,332
06/10           7,598                    7,718                     7,560                   7,818
12/10           9,253                    9,444                     9,409                   9,905
06/11           9,405                    9,653                    10,006                   9,992
12/11           6,846                    7,004                     9,505                   8,081
06/12           7,258                    7,437                    10,391                   8,399
12/12           8,016                    8,231                    11,065                   9,554
06/13           8,115                    8,357                    12,621                   8,640
12/13          10,886                   11,228                    14,778                   9,305
06/14          11,566                   11,956                    15,804                   9,876
12/14          11,144                   11,538                    16,634                   9,102
06/15          11,936                   12,381                    16,957                   9,371
12/15          11,108                   11,555                    16,715                   7,744
06/16          10,704                   11,164                    17,320                   8,240
12/16          10,870                   11,378                    18,842                   8,610
06/17          13,954                   14,642                    20,525                  10,197
12/17          16,018                   16,838                    22,822                  11,816

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              66             0              0            0
01/01/14 - 12/31/14              96             0              0            0
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 12/31/16             132             0              0            0
01/01/17 - 12/31/17             189             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             185             1              0            0
01/01/14 - 12/31/14             155             1              0            0
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 12/31/16             120             0              0            0
01/01/17 - 12/31/17              62             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on Nasdaq. The Index is jointly owned and was developed by Nasdaq and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on Nasdaq excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Company. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL                 CUMULATIVE
                                                                                    TOTAL RETURNS                TOTAL RETURNS
                                                                   1 Year      5 Years       Inception      5 Years       Inception
                                                                   Ended        Ended        (6/29/09)       Ended        (6/29/09)
                                                                  12/31/17     12/31/17     to 12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                                                 0.55%       16.98%        13.60%        119.04%        195.81%
Market Value                                                        0.65%       17.18%        13.63%        120.96%        196.56%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)                          1.20%       17.72%        14.33%        126.06%        212.39%
S&P Composite 1500(R) Financials Index                             20.89%       18.13%        15.50%        130.08%        240.69%
Russell 3000(R) Index                                              21.13%       15.58%        15.74%        106.26%        246.74%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 0.55% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Financials Index ("benchmark") generated a return of 20.89%. Regional banks from California were the heaviest allocated banks in the Fund over the period with a 13.5% allocation. Due to their size, they were also the top contributing banks with a 0.7% contribution, which was limited due to their return being a meager 5.9%. Regional banks from Colorado were the top performing banks with a 18.2% return, 0.1% contribution, and 0.6% allocation. Regional banks from West Virginia were the worst performing banks with a -13.6% return and -0.4% contribution. On a relative basis, the Fund underperformed the benchmark. Relative underperformance of -19.9% is attributable to the Fund allocating 53.1% more to the banking industry and underperforming the benchmark amongst banking securities by -18.6%. Bank of America Corp. in particular caused -2.2% of relative drag on performance as the Fund did not have any exposure to the 35.7% returning banks, versus the benchmark which had a 7.2% allocation.

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         88.70%
Thrifts & Mortgage Finance                    11.03
IT Services                                    0.27
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
East West Bancorp, Inc.                        3.38%
PacWest Bancorp                                2.50
Bank of the Ozarks                             2.39
BOK Financial Corp.                            2.32
Commerce Bancshares, Inc.                      2.29
Pinnacle Financial Partners, Inc.              1.98
Wintrust Financial Corp.                       1.77
Umpqua Holdings Corp.                          1.76
First Citizens BancShares, Inc.,
   Class A                                     1.70
Texas Capital Bancshares, Inc.                 1.69
                                             -------
   Total                                      21.78%
                                             =======

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   JUNE 29, 2009 - DECEMBER 31, 2017

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
06/09          $10,000                $10,000                    $10,000                    $10,000
12/09           11,280                 11,318                     12,112                     12,224
06/10           11,438                 11,505                     11,744                     11,484
12/10           12,721                 12,846                     13,722                     14,293
06/11           12,520                 12,688                     13,420                     15,201
12/11           11,898                 12,095                     11,662                     14,439
06/12           13,081                 13,343                     13,227                     15,785
12/12           13,507                 13,817                     14,806                     16,809
06/13           16,006                 16,427                     17,584                     19,172
12/13           19,302                 19,873                     19,879                     22,448
06/14           19,296                 19,929                     20,907                     24,006
12/14           19,827                 20,537                     22,839                     25,266
06/15           21,637                 22,484                     22,892                     25,761
12/15           21,390                 22,288                     22,677                     25,388
06/16           21,026                 21,976                     22,310                     26,307
12/16           29,426                 30,865                     28,184                     28,619
06/17           28,402                 29,883                     29,940                     31,175
12/17           29,581                 31,239                     34,069                     34,674

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             139            24              0            0
01/01/14 - 12/31/14             115             9              0            0
01/01/15 - 12/31/15             137             5              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             128             5              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              72            17              0            0
01/01/14 - 12/31/14             116            12              0            0
01/01/15 - 12/31/15             110             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17             116             1              1            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R)ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2017      DECEMBER 31, 2017      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00           $1,087.90             0.60%             $3.16
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00           $1,158.00             0.58%             $3.15
Hypothetical (5% return before expenses)             $1,000.00           $1,022.28             0.58%             $2.96

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00           $1,053.60             0.60%             $3.11
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00           $1,126.80             0.60%             $3.22
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $1,019.70             0.49%             $2.49
Hypothetical (5% return before expenses)             $1,000.00           $1,022.74             0.49%             $2.50

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00           $1,138.00             0.56%             $3.02
Hypothetical (5% return before expenses)             $1,000.00           $1,022.38             0.56%             $2.85

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2017 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2017      DECEMBER 31, 2017      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00           $1,110.50             0.63%             $3.35
Hypothetical (5% return before expenses)             $1,000.00           $1,022.03             0.63%             $3.21

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00           $1,147.60             0.60%             $3.25
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00           $1,041.80             0.60%             $3.09
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2017 through December 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 1.0%
     104,456 American Airlines Group, Inc.     $    5,434,846
                                               --------------
             AUTOMOBILES -- 0.9%
      15,600 Tesla, Inc. (a) (b)                    4,857,060
                                               --------------
             BEVERAGES -- 1.0%
      83,466 Monster Beverage Corp. (b)             5,282,563
                                               --------------
             BIOTECHNOLOGY -- 10.0%
      46,103 Alexion Pharmaceuticals, Inc. (b)      5,513,458
      30,123 Amgen, Inc.                            5,238,390
      16,269 Biogen, Inc. (b)                       5,182,815
      59,102 BioMarin Pharmaceutical, Inc. (b)      5,270,125
      48,732 Celgene Corp. (b)                      5,085,671
      70,448 Gilead Sciences, Inc.                  5,046,895
      55,647 Incyte Corp. (b)                       5,270,327
      13,866 Regeneron Pharmaceuticals,
                Inc. (b)                            5,213,061
      35,647 Shire PLC, ADR                         5,529,563
      36,817 Vertex Pharmaceuticals, Inc. (b)       5,517,396
                                               --------------
                                                   52,867,701
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      33,567 Cintas Corp.                           5,230,746
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     139,731 Cisco Systems, Inc.                    5,351,697
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      27,540 Costco Wholesale Corp.                 5,125,745
      73,892 Walgreens Boots Alliance, Inc.         5,366,037
                                               --------------
                                                   10,491,782
                                               --------------
             FOOD PRODUCTS -- 2.0%
      66,868 Kraft Heinz (The) Co.                  5,199,656
     122,434 Mondelez International, Inc.,
                Class A                             5,240,175
                                               --------------
                                                   10,439,831
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.9%
      22,820 Align Technology, Inc. (b)             5,070,376
      80,015 DENTSPLY SIRONA, Inc.                  5,267,387
     122,546 Hologic, Inc. (b)                      5,238,841
      33,889 IDEXX Laboratories, Inc. (b)           5,299,562
      14,286 Intuitive Surgical, Inc. (b)           5,213,533
                                               --------------
                                                   26,089,699
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.0%
      74,602 Express Scripts Holding Co. (b)        5,568,293
      75,507 Henry Schein, Inc. (b)                 5,276,429
                                               --------------
                                                   10,844,722
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
      76,830 Cerner Corp. (b)                       5,177,574
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.1%
      41,342 Marriott International, Inc.,
                Class A                             5,611,350
      90,926 Starbucks Corp.                        5,221,880


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
      32,157 Wynn Resorts Ltd.                 $    5,421,348
                                               --------------
                                                   16,254,578
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 7.0%
       4,520 Amazon.com, Inc. (b)                   5,286,004
     121,124 Ctrip.com International Ltd.,
                ADR (b)                             5,341,568
      44,176 Expedia, Inc.                          5,290,960
     132,573 JD.com, Inc., ADR (b)                  5,491,174
     108,018 Liberty Interactive Corp. QVC
                Group, Class A (b)                  2,637,800
      47,034 Liberty Ventures, Series A (b)         2,551,124
      27,964 Netflix, Inc. (b)                      5,367,969
       3,009 Priceline Group (The), Inc. (b)        5,228,860
                                               --------------
                                                   37,195,459
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 6.0%
       2,484 Alphabet, Inc., Class A (b)            2,616,646
       2,505 Alphabet, Inc., Class C (b)            2,621,232
      22,927 Baidu, Inc., ADR (b)                   5,369,733
     140,210 eBay, Inc. (b)                         5,291,525
      29,495 Facebook, Inc., Class A (b)            5,204,688
      16,732 MercadoLibre, Inc.                     5,264,891
      15,017 NetEase, Inc., ADR                     5,181,916
                                               --------------
                                                   31,550,631
                                               --------------
             IT SERVICES -- 5.0%
      44,963 Automatic Data Processing, Inc.        5,269,214
      74,026 Cognizant Technology Solutions
                Corp., Class A                      5,257,326
      40,638 Fiserv, Inc. (b)                       5,328,861
      76,308 Paychex, Inc.                          5,195,049
      71,041 PayPal Holdings, Inc. (b)              5,230,038
                                               --------------
                                                   26,280,488
                                               --------------
             LEISURE PRODUCTS -- 0.9%
      55,548 Hasbro, Inc.                           5,048,758
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      24,823 Illumina, Inc. (b)                     5,423,577
                                               --------------
             MACHINERY -- 1.0%
      76,462 PACCAR, Inc.                           5,434,919
                                               --------------
             MEDIA -- 6.1%
      16,484 Charter Communications, Inc.,
                Class A (b)                         5,537,965
     135,722 Comcast Corp., Class A                 5,435,666
     109,632 DISH Network Corp., Class A (b)        5,234,928
      76,189 Liberty Global PLC, Class A (b)        2,730,614
      79,293 Liberty Global PLC, Class C (b)        2,683,275
   1,007,778 Sirius XM Holdings, Inc. (a)           5,401,690
      75,743 Twenty-First Century Fox, Inc.,
                Class A                             2,615,406
      76,868 Twenty-First Century Fox, Inc.,
                Class B                             2,622,736
                                               --------------
                                                   32,262,280
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL -- 1.0%
      49,892 Dollar Tree, Inc. (b)             $    5,353,911
                                               --------------
             PHARMACEUTICALS -- 1.1%
     131,887 Mylan N.V. (b)                         5,580,139
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      55,925 Verisk Analytics, Inc. (b)             5,368,800
                                               --------------
             ROAD & RAIL -- 2.1%
     100,757 CSX Corp.                              5,542,643
      47,428 J.B. Hunt Transport Services,
                Inc.                                5,453,271
                                               --------------
                                                   10,995,914
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 15.1%
      61,168 Analog Devices, Inc.                   5,445,787
     101,734 Applied Materials, Inc.                5,200,642
      30,762 ASML Holding N.V.                      5,347,051
      20,193 Broadcom Ltd.                          5,187,582
     120,004 Intel Corp.                            5,539,385
      50,599 KLA-Tencor Corp.                       5,316,437
      28,666 Lam Research Corp.                     5,276,551
     101,778 Maxim Integrated Products, Inc.        5,320,954
      61,104 Microchip Technology, Inc.             5,369,819
     125,465 Micron Technology, Inc. (b)            5,159,121
      27,765 NVIDIA Corp.                           5,372,527
      81,416 QUALCOMM, Inc.                         5,212,252
      55,916 Skyworks Solutions, Inc.               5,309,224
      52,535 Texas Instruments, Inc.                5,486,755
      77,071 Xilinx, Inc.                           5,196,127
                                               --------------
                                                   79,740,214
                                               --------------
             SOFTWARE -- 13.7%
      80,003 Activision Blizzard, Inc.              5,065,790
      30,074 Adobe Systems, Inc. (b)                5,270,168
      48,982 Autodesk, Inc. (b)                     5,134,783
     157,658 CA, Inc.                               5,246,858
     122,209 Cadence Design Systems, Inc. (b)       5,110,780
      49,845 Check Point Software Technologies
                Ltd. (b)                            5,164,939
      60,397 Citrix Systems, Inc. (b)               5,314,936
      49,323 Electronic Arts, Inc. (b)              5,181,874
      33,423 Intuit, Inc.                           5,273,481
      61,227 Microsoft Corp.                        5,237,358
     183,418 Symantec Corp.                         5,146,709
      60,442 Synopsys, Inc. (b)                     5,152,076
      47,898 Take-Two Interactive Software,
                Inc. (b)                            5,258,243
      51,326 Workday, Inc., Class A (b)             5,221,907
                                               --------------
                                                   72,779,902
                                               --------------
             SPECIALTY RETAIL -- 3.1%
      21,981 O'Reilly Automotive, Inc. (b)          5,287,310
      69,765 Ross Stores, Inc.                      5,598,641
      24,462 Ulta Beauty, Inc. (b)                  5,471,171
                                               --------------
                                                   16,357,122
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 3.0%
      30,671 Apple, Inc.                       $    5,190,454
     126,886 Seagate Technology PLC                 5,308,910
      65,772 Western Digital Corp.                  5,230,847
                                               --------------
                                                   15,730,211
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
      99,318 Fastenal Co.                           5,431,701
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.0%
      84,206 T-Mobile US, Inc. (b)                  5,347,923
     171,340 Vodafone Group PLC, ADR                5,465,746
                                               --------------
                                                   10,813,669
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        529,670,494
             (Cost $440,917,154)               --------------

             MONEY MARKET FUNDS -- 0.7%
   3,622,785 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class - 1.24%
                (c) (d)                             3,622,785
             (Cost $3,622,785)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.2%
$  6,587,885 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $6,588,873. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $6,746,517. (d)         6,587,885
             (Cost $6,587,885)                 --------------

             TOTAL INVESTMENTS -- 101.9%          539,881,164
             (Cost $451,127,824) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.9)%             (10,249,014)
                                               --------------
             NET ASSETS -- 100.0%              $  529,632,150
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $9,903,978 and the total value of the collateral held by the Fund is $10,210,670.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $455,707,382. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $97,218,009 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,044,227. The net unrealized appreciation was $84,173,782.

ADR   - American Depositary Receipt


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  529,670,494     $           --     $           --
Money Market
   Funds                3,622,785                 --                 --
Repurchase
   Agreements                  --          6,587,885                 --
                   ----------------------------------------------------
Total Investments  $  533,293,279     $    6,587,885     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    9.903,978
Non-cash Collateral(2)                             (9.903,978)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    6,587,885
Non-cash Collateral(4)                             (6,587,885)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT
                -- 2.8%
   1,618,526 Cisco Systems, Inc.               $   61,989,546
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.7%
     891,742 Cerner Corp. (a)                      60,094,493
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 11.1%
      28,807 Alphabet, Inc., Class A (a)           30,345,294
      29,048 Alphabet, Inc., Class C (a)           30,395,827
     266,117 Baidu, Inc., ADR (a)                  62,327,263
     342,564 Facebook, Inc., Class A (a)           60,448,843
     174,612 NetEase, Inc., ADR                    60,253,363
                                               --------------
                                                  243,770,590
                                               --------------
             IT SERVICES -- 2.8%
     859,481 Cognizant Technology Solutions
                Corp., Class A                     61,040,341
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 42.1%
     710,827 Analog Devices, Inc.                  63,284,928
   1,181,858 Applied Materials, Inc.               60,416,581
     357,077 ASML Holding NV                       62,067,124
     234,711 Broadcom Ltd.                         60,297,256
   1,394,065 Intel Corp.                           64,350,040
     587,988 KLA-Tencor Corp.                      61,779,899
     333,358 Lam Research Corp.                    61,361,207
   1,182,221 Maxim Integrated Products, Inc.       61,806,514
     710,420 Microchip Technology, Inc.            62,431,709
   1,456,175 Micron Technology, Inc. (a)           59,877,916
     324,122 NVIDIA Corp.                          62,717,607
     946,538 QUALCOMM, Inc.                        60,597,363
     650,359 Skyworks Solutions, Inc.              61,751,587
     610,384 Texas Instruments, Inc.               63,748,505
     896,661 Xilinx, Inc.                          60,452,885
                                               --------------
                                                  926,941,121
                                               --------------
             SOFTWARE -- 30.2%
     348,645 Adobe Systems, Inc. (a)               61,096,550
     569,317 Autodesk, Inc. (a)                    59,681,501
   1,829,168 CA, Inc.                              60,874,711
   1,418,229 Cadence Design Systems, Inc. (a)      59,310,337
     578,245 Check Point Software
                Technologies Ltd. (a)              59,917,747
     700,670 Citrix Systems, Inc. (a)              61,658,960
     388,101 Intuit, Inc.                          61,234,576
     709,686 Microsoft Corp.                       60,706,541
   2,126,367 Symantec Corp.                        59,665,858
     701,864 Synopsys, Inc. (a)                    59,826,887
     596,187 Workday, Inc., Class A (a)            60,656,065
                                               --------------
                                                  664,629,733
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 8.3%
     356,234 Apple, Inc.                           60,285,480
   1,471,438 Seagate Technology PLC                61,564,966
     762,792 Western Digital Corp.                 60,664,847
                                               --------------
                                                  182,515,293
                                               --------------


             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%       $2,200,981,117
             (Cost $1,773,327,659) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                (269,795)
                                               --------------
             NET ASSETS -- 100.0%              $2,200,711,322
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,782,500,369. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $423,995,807 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,515,059. The net unrealized appreciation was $418,480,748.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $2,200,981,117     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AIRLINES -- 1.6%
      31,217 American Airlines Group, Inc.     $    1,624,220
                                               --------------
             AUTOMOBILES -- 1.4%
       4,681 Tesla, Inc. (b) (c)                    1,457,429
                                               --------------
             BEVERAGES -- 1.6%
      25,011 Monster Beverage Corp. (b)             1,582,946
                                               --------------
             BIOTECHNOLOGY -- 15.5%
      13,804 Alexion Pharmaceuticals, Inc. (b)      1,650,820
       9,013 Amgen, Inc.                            1,567,361
       4,861 Biogen, Inc. (b)                       1,548,569
      17,685 BioMarin Pharmaceutical, Inc. (b)      1,576,971
      14,604 Celgene Corp. (b)                      1,524,073
      21,098 Gilead Sciences, Inc.                  1,511,461
      16,671 Incyte Corp. (b)                       1,578,910
       4,155 Regeneron Pharmaceuticals,
                Inc. (b)                            1,562,114
      10,689 Shire PLC, ADR                         1,658,078
      11,022 Vertex Pharmaceuticals, Inc. (b)       1,651,757
                                               --------------
                                                   15,830,114
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
      10,061 Cintas Corp.                           1,567,806
                                               --------------
             FOOD & STAPLES RETAILING -- 3.1%
       8,227 Costco Wholesale Corp.                 1,531,209
      22,113 Walgreens Boots Alliance, Inc.         1,605,846
                                               --------------
                                                    3,137,055
                                               --------------
             FOOD PRODUCTS -- 3.1%
      20,020 Kraft Heinz (The) Co.                  1,556,755
      36,713 Mondelez International, Inc.,
                Class A                             1,571,317
                                               --------------
                                                    3,128,072
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 7.7%
       6,840 Align Technology, Inc. (b)             1,519,780
      23,966 DENTSPLY SIRONA, Inc.                  1,577,682
      36,730 Hologic, Inc. (b)                      1,570,207
      10,170 IDEXX Laboratories, Inc. (b)           1,590,385
       4,280 Intuitive Surgical, Inc. (b)           1,561,943
                                               --------------
                                                    7,819,997
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.2%
      22,317 Express Scripts Holding Co. (b)        1,665,741
      22,624 Henry Schein, Inc. (b)                 1,580,965
                                               --------------
                                                    3,246,706
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.8%
      12,382 Marriott International, Inc.,
                Class A                             1,680,609
      27,315 Starbucks Corp.                        1,568,700
       9,623 Wynn Resorts Ltd.                      1,622,342
                                               --------------
                                                    4,871,651
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 10.9%
       1,355 Amazon.com, Inc. (b)              $    1,584,632
      36,337 Ctrip.com International Ltd.,
                ADR (b)                             1,602,462
      13,252 Expedia, Inc.                          1,587,192
      39,741 JD.com, Inc., ADR (b)                  1,646,072
      32,331 Liberty Interactive Corp. QVC
                Group, Class A (b)                    789,523
      14,102 Liberty Ventures, Series A (b)           764,892
       8,375 Netflix, Inc. (b)                      1,607,665
         901 Priceline Group (The), Inc. (b)        1,565,704
                                               --------------
                                                   11,148,142
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 3.1%
      42,023 eBay, Inc. (b)                         1,585,948
       5,019 MercadoLibre, Inc.                     1,579,279
                                               --------------
                                                    3,165,227
                                               --------------
             IT SERVICES -- 6.2%
      13,448 Automatic Data Processing, Inc.        1,575,971
      12,177 Fiserv, Inc. (b)                       1,596,770
      22,834 Paychex, Inc.                          1,554,539
      21,264 PayPal Holdings, Inc. (b)              1,565,456
                                               --------------
                                                    6,292,736
                                               --------------
             LEISURE PRODUCTS -- 1.5%
      16,628 Hasbro, Inc.                           1,511,319
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.6%
       7,440 Illumina, Inc. (b)                     1,625,566
                                               --------------
             MACHINERY -- 1.6%
      22,892 PACCAR, Inc.                           1,627,163
                                               --------------
             MEDIA -- 9.5%
       4,934 Charter Communications, Inc.,
                Class A (b)                         1,657,627
      40,663 Comcast Corp., Class A                 1,628,553
      32,864 DISH Network Corp., Class A (b)        1,569,256
      22,738 Liberty Global PLC, Class A (b)          814,930
      23,661 Liberty Global PLC, Class C (b)          800,688
     301,550 Sirius XM Holdings, Inc. (c)           1,616,308
      22,713 Twenty-First Century Fox, Inc.,
                Class A                               784,280
      23,052 Twenty-First Century Fox, Inc.,
                Class B                               786,534
                                               --------------
                                                    9,658,176
                                               --------------
             MULTILINE RETAIL -- 1.6%
      14,949 Dollar Tree, Inc. (b)                  1,604,177
                                               --------------
             PHARMACEUTICALS -- 1.6%
      39,349 Mylan N.V. (b)                         1,664,856
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      16,755 Verisk Analytics, Inc. (b)             1,608,480
                                               --------------
             ROAD & RAIL -- 3.2%
      30,336 CSX Corp.                              1,668,783
      14,209 J.B. Hunt Transport Services,
                Inc.                                1,633,751
                                               --------------
                                                    3,302,534
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOFTWARE -- 4.5%
      23,918 Activision Blizzard, Inc.         $    1,514,488
      14,768 Electronic Arts, Inc. (b)              1,551,526
      14,302 Take-Two Interactive Software,
                Inc. (b)                            1,570,073
                                               --------------
                                                    4,636,087
                                               --------------
             SPECIALTY RETAIL -- 4.8%
       6,585 O'Reilly Automotive, Inc. (b)          1,583,956
      20,899 Ross Stores, Inc.                      1,677,145
       7,328 Ulta Beauty, Inc. (b)                  1,638,980
                                               --------------
                                                    4,900,081
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.6%
      29,756 Fastenal Co.                           1,627,356
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 3.2%
      25,332 T-Mobile US, Inc. (b)                  1,608,835
      51,375 Vodafone Group PLC, ADR                1,638,863
                                               --------------
                                                    3,247,698
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        101,885,594
             (Cost $88,089,304)                --------------

             MONEY MARKET FUNDS -- 1.1%
   1,019,764 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class - 1.24%
                (d) (e)                             1,019,764
     151,889 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.19% (d)                     151,889
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 1.1%                             1,171,653
             (Cost $1,171,653)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.8%
$  1,854,399 RBC Capital Markets LLC,
                1.35% (d), dated 12/29/17, due
                01/02/18, with a maturity value
                of $1,854,677. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $1,899,052. (e)         1,854,399
             (Cost $1,854,399)                 --------------

             TOTAL INVESTMENTS -- 102.9%          104,911,646
             (Cost $91,115,356) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.9)%              (2,997,598)
                                               --------------
             NET ASSETS -- 100.0%              $  101,914,048
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,788,834 and the total value of the collateral held by the Fund is $2,874,163.

(d)   Rate shown reflects yield as of December 31, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $92,091,946. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,918,635 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,098,935. The net unrealized appreciation was $12,819,700.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  101,885,594     $           --     $           --
Money Market
   Funds                1,171,653                 --                 --
Repurchase
   Agreements                  --          1,854,399                 --
                   ----------------------------------------------------
Total Investments  $  103,057,247     $    1,854,399     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2017

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,788,834
Non-cash Collateral(2)                             (2,788,834)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    1,854,399
Non-cash Collateral(4)                             (1,854,399)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 4.0%
      58,637 Hexcel Corp.                      $    3,626,698
                                               --------------
             AUTOMOBILES -- 8.0%
      23,542 Tesla, Inc. (a) (b)                    7,329,802
                                               --------------
             ELECTRICAL EQUIPMENT -- 15.2%
      41,278 Acuity Brands, Inc.                    7,264,928
     194,460 Ballard Power Systems, Inc.
                (a) (b)                               857,568
      46,102 EnerSys                                3,210,082
     250,043 Plug Power, Inc. (a) (b)                 590,101
     116,870 Sunrun, Inc. (a) (b)                     689,533
      37,221 TPI Composites, Inc. (b)                 761,542
     125,599 Vivint Solar, Inc. (a) (b)               508,676
                                               --------------
                                                   13,882,430
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 14.5%
     184,196 AVX Corp.                              3,186,591
      42,382 Itron, Inc. (b)                        2,890,452
      40,577 Maxwell Technologies, Inc.
                (a) (b)                               233,724
      40,171 Universal Display Corp.                6,935,523
                                               --------------
                                                   13,246,290
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 13.7%
      30,737 8point3 Energy Partners, L.P.
                (a) (c)                               467,510
     109,680 Atlantica Yield PLC                    2,326,313
      59,373 NextEra Energy Partners, L.P. (c)      2,559,570
      70,828 NRG Yield, Inc., Class C               1,338,649
      55,375 Ormat Technologies, Inc.               3,541,785
     107,151 Pattern Energy Group, Inc.             2,302,675
                                               --------------
                                                   12,536,502
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.5%
      58,078 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        1,397,357
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.6%
      45,049 Green Plains, Inc.                       759,075
      48,123 Pacific Ethanol, Inc. (b)                218,960
      42,499 Renewable Energy Group, Inc. (b)         501,488
                                               --------------
                                                    1,479,523
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 40.3%
      43,402 Advanced Energy Industries,
                Inc. (b)                            2,928,767
      63,480 Canadian Solar, Inc. (a) (b)           1,070,273
     102,294 Cree, Inc. (b)                         3,799,199
     102,264 First Solar, Inc. (b)                  6,904,865
     120,821 Integrated Device Technology,
                Inc. (b)                            3,592,008
      44,090 JA Solar Holdings Co., Ltd.,
                ADR (a) (b)                           328,911
      31,071 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           747,258
      68,789 Microsemi Corp. (b)                    3,552,952


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     362,103 ON Semiconductor Corp. (b)        $    7,582,437
      32,523 Power Integrations, Inc.               2,392,067
      47,074 SolarEdge Technologies, Inc. (b)       1,767,629
     152,750 SunPower Corp. (a) (b)                 1,287,682
      52,863 Veeco Instruments, Inc. (b)              785,016
                                               --------------
                                                   36,739,064
                                               --------------
             SOFTWARE -- 1.1%
      59,254 Silver Spring Networks, Inc. (b)         962,285
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          91,199,951
             (Cost $78,526,631)                --------------

             MONEY MARKET FUNDS -- 4.9%
   4,420,547 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (d) (e)                       4,420,547
             (Cost $4,420,547)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 8.8%
$  8,038,583 RBC Capital Markets LLC,
                1.35% (d), dated 12/29/17, due
                01/02/18, with a maturity value
                of $8,039,788. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $8,232,147. (e)         8,038,583
             (Cost $8,038,583)                 --------------

             TOTAL INVESTMENTS -- 113.6%          103,659,081
             (Cost $90,985,761) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (13.6)%            (12,397,106)
                                               --------------
             NET ASSETS -- 100.0%              $   91,261,975
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $11,978,147 and the total value of the collateral held by the Fund is $12,459,130.

(b)   Non-income producing security.

(c) Security is a Master Limited Partnership ("MLP"). (d) Rate shown reflects yield as of December 31, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $92,100,970. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,351,930 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,793,819. The net unrealized appreciation was $11,558,111.

ADR   - American Depositary Receipt


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $   91,199,951     $           --     $           --
Money Market
   Funds                4,420,547                 --                 --
Repurchase
   Agreements                  --          8,038,583                 --
                   ----------------------------------------------------
Total Investments  $   95,620,498     $    8,038,583     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   11,978,147
Non-cash Collateral(2)                            (11,978,147)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    8,038,583
Non-cash Collateral(4)                             (8,038,583)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.4%
             DIVERSIFIED REITS -- 7.9%
       9,013 Alexander & Baldwin, Inc.         $      250,021
       8,084 American Assets Trust, Inc.              309,132
       8,757 Armada Hoffler Properties, Inc.          135,996
     106,365 Colony NorthStar, Inc., Class A        1,213,625
      25,050 Empire State Realty Trust, Inc.,
                Class A                               514,276
      52,008 Forest City Realty Trust, Inc.,
                Class A                             1,253,393
       5,402 Gladstone Commercial Corp.               113,766
      13,119 Global Net Lease, Inc.                   269,989
      31,327 Gramercy Property Trust                  835,178
      23,512 Investors Real Estate Trust              133,548
      13,297 iStar, Inc. (a)                          150,256
      42,224 Lexington Realty Trust                   407,462
      28,743 Liberty Property Trust                 1,236,236
       3,113 One Liberty Properties, Inc.              80,689
       3,879 PS Business Parks, Inc.                  485,224
      12,548 Select Income REIT                       315,331
      88,889 Spirit Realty Capital, Inc.              762,668
      32,229 STORE Capital Corp.                      839,243
     189,941 VEREIT, Inc.                           1,479,640
      15,299 Washington Real Estate Investment
                Trust                                 476,105
      20,845 WP Carey, Inc.                         1,436,221
                                               --------------
                                                   12,697,999
                                               --------------
             HEALTH CARE REITS -- 11.9%
      14,799 CareTrust REIT, Inc.                     248,031
       3,336 Community Healthcare Trust, Inc.          93,742
       3,711 Global Medical REIT, Inc.                 30,430
      91,465 HCP, Inc.                              2,385,407
      24,351 Healthcare Realty Trust, Inc.            782,154
      39,948 Healthcare Trust of America, Inc.,
                Class A                             1,200,038
       7,715 LTC Properties, Inc.                     335,988
       6,198 MedEquities Realty Trust, Inc.            69,542
      71,002 Medical Properties Trust, Inc.           978,408
       8,098 National Health Investors, Inc.          610,427
      16,013 New Senior Investment Group, Inc.        121,058
      38,620 Omega Healthcare Investors, Inc.       1,063,595
      34,943 Physicians Realty Trust                  628,625
      18,291 Quality Care Properties, Inc. (a)        252,599
      34,751 Sabra Health Care REIT, Inc.             652,276
      46,332 Senior Housing Properties Trust          887,258
       2,464 Universal Health Realty Income
                Trust                                 185,071
      69,441 Ventas, Inc.                           4,167,154
      72,211 Welltower, Inc.                        4,604,895
                                               --------------
                                                   19,296,698
                                               --------------
             HOTEL & RESORT REITS -- 6.7%
      40,880 Apple Hospitality REIT, Inc.             801,657
       6,228 Ashford Hospitality Prime, Inc.           60,598
      17,284 Ashford Hospitality Trust, Inc.          116,321
       8,847 Chatham Lodging Trust                    201,358
      11,717 Chesapeake Lodging Trust                 317,414


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      39,055 DiamondRock Hospitality Co.       $      440,931
       7,626 Hersha Hospitality Trust                 132,692
      32,044 Hospitality Properties Trust             956,513
     144,293 Host Hotels & Resorts, Inc.            2,864,216
      22,075 LaSalle Hotel Properties                 619,645
      31,409 Park Hotels & Resorts, Inc.              903,009
      13,444 Pebblebrook Hotel Trust                  499,714
      34,072 RLJ Lodging Trust                        748,562
       9,981 Ryman Hospitality Properties,
                Inc.                                  688,889
      20,323 Summit Hotel Properties, Inc.            309,519
      43,937 Sunstone Hotel Investors, Inc.           726,279
      20,809 Xenia Hotels & Resorts, Inc.             449,266
                                               --------------
                                                   10,836,583
                                               --------------
             INDUSTRIAL REITS -- 7.8%
      18,159 DCT Industrial Trust, Inc.             1,067,386
      69,439 Duke Realty Corp.                      1,889,435
       6,712 EastGroup Properties, Inc.               593,207
      23,367 First Industrial Realty Trust,
                Inc.                                  735,359
      14,494 Monmouth Real Estate Investment
                Corp.                                 257,993
     103,743 Prologis, Inc.                         6,692,461
      15,188 Rexford Industrial Realty, Inc.          442,882
      18,344 STAG Industrial, Inc.                    501,342
      10,636 Terreno Realty Corp.                     372,898
                                               --------------
                                                   12,552,963
                                               --------------
             OFFICE REITS -- 13.8%
      18,663 Alexandria Real Estate Equities,
                Inc.                                2,437,201
      30,088 Boston Properties, Inc.                3,912,343
      34,214 Brandywine Realty Trust                  622,353
       5,309 City Office REIT, Inc.                    69,070
      23,359 Columbia Property Trust, Inc.            536,089
      19,421 Corporate Office Properties Trust        567,093
      81,889 Cousins Properties, Inc.                 757,473
      31,070 Douglas Emmett, Inc.                   1,275,734
       8,554 Easterly Government Properties,
                Inc.                                  182,543
      24,194 Equity Commonwealth (a)                  738,159
      20,908 Franklin Street Properties Corp.         224,552
      19,331 Government Properties Income
                Trust                                 358,397
      20,131 Highwoods Properties, Inc.             1,024,869
      30,280 Hudson Pacific Properties, Inc.        1,037,090
      18,207 JBG SMITH Properties                     632,329
      19,182 Kilroy Realty Corp.                    1,431,936
      17,518 Mack-Cali Realty Corp.                   377,688
      10,775 NorthStar Realty Europe Corp.            144,708
      39,787 Paramount Group, Inc.                    630,624
      28,149 Piedmont Office Realty Trust, Inc.,
                Class A                               552,002
      19,160 SL Green Realty Corp.                  1,933,819
       9,328 Tier REIT, Inc.                          190,198
      33,616 Vornado Realty Trust                   2,628,099
                                               --------------
                                                   22,264,369
                                               --------------


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS -- 16.8%
      26,600 American Campus Communities,
                Inc.                           $    1,091,398
      49,089 American Homes 4 Rent, Class A         1,072,104
      30,616 Apartment Investment &
                Management Co., Class A             1,338,225
      26,923 AvalonBay Communities, Inc.            4,803,332
       4,720 Bluerock Residential Growth
                REIT, Inc.                             47,719
      18,067 Camden Property Trust                  1,663,248
       2,952 Clipper Realty, Inc.                      29,490
      14,770 Education Realty Trust, Inc.             515,768
      17,126 Equity LifeStyle Properties, Inc.      1,524,557
      71,651 Equity Residential                     4,569,184
      12,876 Essex Property Trust, Inc.             3,107,880
      16,284 Independence Realty Trust, Inc.          164,306
      55,596 Invitation Homes, Inc.                 1,310,398
      22,155 Mid-America Apartment
                Communities, Inc.                   2,227,907
       3,737 NexPoint Residential Trust, Inc.         104,412
       7,154 Preferred Apartment Communities,
                Inc., Class A                         144,869
      15,470 Sun Communities, Inc.                  1,435,307
      52,170 UDR, Inc.                              2,009,588
       6,197 UMH Properties, Inc.                      92,335
                                               --------------
                                                   27,252,027
                                               --------------
             RETAIL REITS -- 20.2%
      16,321 Acadia Realty Trust                      446,542
       5,696 Agree Realty Corp.                       293,002
         737 Alexander's, Inc.                        291,741
      59,447 Brixmor Property Group, Inc.           1,109,281
      33,360 CBL & Associates Properties, Inc.        188,818
      15,846 Cedar Realty Trust, Inc.                  96,344
      59,629 DDR Corp.                                534,276
      14,145 Federal Realty Investment Trust        1,878,597
       6,410 Getty Realty Corp.                       174,096
     121,733 GGP, Inc.                              2,847,335
      82,993 Kimco Realty Corp.                     1,506,323
      16,299 Kite Realty Group Trust                  319,460
      21,135 Macerich (The) Co.                     1,388,147
      29,647 National Retail Properties, Inc.       1,278,675
      13,631 Pennsylvania Real Estate
                Investment Trust                      162,073
      15,474 Ramco-Gershenson Properties
                Trust                                 227,932
      54,941 Realty Income Corp.                    3,132,736
      28,850 Regency Centers Corp.                  1,995,843
      21,395 Retail Opportunity Investments
                Corp.                                 426,830
      44,279 Retail Properties of America, Inc.,
                Class A                               595,110
       2,348 Saul Centers, Inc.                       144,989
       5,032 Seritage Growth Properties,
                Class A                               203,595
      60,605 Simon Property Group, Inc.            10,408,303
      18,431 Tanger Factory Outlet Centers,
                Inc.                                  488,606


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      11,838 Taubman Centers, Inc.             $      774,560
      20,638 Urban Edge Properties                    526,063
       5,797 Urstadt Biddle Properties, Inc.,
                Class A                               126,027
      36,220 Washington Prime Group, Inc.             257,886
      23,286 Weingarten Realty Investors              765,411
       1,691 Wheeler Real Estate Investment
                Trust, Inc.                            16,876
       7,511 Whitestone REIT                          108,233
                                               --------------
                                                   32,713,710
                                               --------------
             SPECIALIZED REITS -- 14.3%
      23,047 CoreCivic, Inc.                          518,557
       6,667 CoreSite Realty Corp.                    759,371
      35,268 CubeSmart                              1,019,951
      17,800 CyrusOne, Inc.                         1,059,634
      40,057 Digital Realty Trust, Inc.             4,562,492
      12,495 EPR Properties                           817,923
      24,550 Extra Space Storage, Inc.              2,146,898
       6,305 Farmland Partners, Inc.                   54,727
      11,931 Four Corners Property Trust, Inc.        306,627
      38,944 Gaming and Leisure Properties,
                Inc.                                1,440,928
      24,183 GEO Group (The), Inc.                    570,719
       2,207 Gladstone Land Corp.                      29,640
       7,595 InfraREIT, Inc.                          141,115
      54,874 Iron Mountain, Inc.                    2,070,396
       9,074 Life Storage, Inc.                       808,221
       9,658 National Storage Affiliates Trust        263,277
      29,183 Public Storage                         6,099,247
       9,807 QTS Realty Trust, Inc., Class A          531,147
                                               --------------
                                                   23,200,870
                                               --------------
             TOTAL COMMON STOCKS -- 99.4%         160,815,219
             (Cost $176,815,149)               --------------

             MONEY MARKET FUNDS -- 1.4%
   2,242,228 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.19% (b)                   2,242,228
             (Cost $2,242,228)                 --------------

             TOTAL INVESTMENTS -- 100.8%          163,057,447
             (Cost $179,057,377) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.8)%              (1,266,734)
                                               --------------
             NET ASSETS -- 100.0%              $  161,790,713
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2017.

(c) Aggregate cost for federal income tax purposes is $180,136,472. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,269,785 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $22,348,810. The net unrealized depreciation was $17,079,025.


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*       $160,815,219     $           --     $           --
Money Market
   Funds                2,242,228                 --                 --
                   ----------------------------------------------------
Total Investments    $163,057,447     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BUILDING PRODUCTS -- 6.2%
     192,512 A.O. Smith Corp.                  $   11,797,135
     275,604 Advanced Drainage Systems, Inc.        6,573,156
                                               --------------
                                                   18,370,291
                                               --------------
             CHEMICALS -- 3.6%
      80,428 Ecolab, Inc.                          10,791,829
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.0%
     188,750 Tetra Tech, Inc.                       9,088,312
                                               --------------
             CONSTRUCTION & ENGINEERING
               -- 9.2%
     280,026 AECOM (a)                             10,402,966
     247,369 Aegion Corp. (a)                       6,290,594
      65,349 Valmont Industries, Inc.              10,838,131
                                               --------------
                                                   27,531,691
                                               --------------
             CONSTRUCTION MATERIALS -- 3.8%
   1,009,128 Forterra, Inc. (a) (b)                11,201,321
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.8%
     116,786 Badger Meter, Inc.                     5,582,371
     129,213 Itron, Inc. (a)                        8,812,326
                                               --------------
                                                   14,394,697
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 7.6%
     128,518 Danaher Corp.                         11,929,041
      68,976 IDEXX Laboratories, Inc. (a)          10,786,467
                                               --------------
                                                   22,715,508
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.0%
      46,480 Roper Technologies, Inc.              12,038,320
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 3.7%
     165,652 Agilent Technologies, Inc.            11,093,714
                                               --------------
             MACHINERY -- 31.3%
     238,821 Flowserve Corp.                       10,061,529
     139,053 Franklin Electric Co., Inc.            6,382,533
     176,100 Gorman-Rupp (The) Co.                  5,496,081
      91,180 IDEX Corp.                            12,033,024
      61,920 Lindsay Corp.                          5,461,344
     179,701 Mueller Industries, Inc.               6,366,806
     670,620 Mueller Water Products, Inc.,
                Class A                             8,402,869
     172,780 Pentair PLC                           12,201,724
     336,715 Rexnord Corp. (a)                      8,761,324
      86,880 Watts Water Technologies, Inc.,
                Class A                             6,598,536
     172,724 Xylem, Inc.                           11,779,777
                                               --------------
                                                   93,545,547
                                               --------------
             WATER UTILITIES -- 22.8%
     163,098 American States Water Co.              9,445,005
     132,521 American Water Works Co., Inc.        12,124,346
     280,864 Aqua America, Inc.                    11,018,295
     220,997 AquaVenture Holdings Ltd. (a)          3,429,873
     214,706 California Water Service Group         9,736,917


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES (CONTINUED)
     526,054 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR       $    5,497,264
      61,768 Connecticut Water Service, Inc.        3,546,101
      88,212 Middlesex Water Co.                    3,520,541
      96,831 SJW Group                              6,180,723
     101,833 York Water (The) Co.                   3,452,139
                                               --------------
                                                   67,951,204
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        298,722,434
             (Cost $241,707,917)               --------------

             MONEY MARKET FUNDS -- 1.3%
   3,315,206 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (c) (d)                       3,315,206
     656,178 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.19% (c)                     656,178
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 1.3%                             3,971,384
             (Cost $3,971,384)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.0%
$  6,028,565 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $6,029,469. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $6,173,729. (d)         6,028,565
             (Cost $6,028,565)                 --------------

             TOTAL INVESTMENTS -- 103.3%          308,722,383
             (Cost $251,707,866) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.3)%              (9,947,521)
                                               --------------
             NET ASSETS -- 100.0%              $  298,774,862
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $9,013,400 and the total value of the collateral held by the Fund is $9,343,771.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $253,488,913. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $57,859,734 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,626,264. The net unrealized appreciation was $55,233,470.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 37

FIRST TRUST WATER ETF (FIW)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  298,722,434     $           --     $           --
Money Market
   Funds                3,971,384                 --                 --
Repurchase
   Agreements                  --          6,028,565                 --
                   ----------------------------------------------------
Total Investments  $  302,693,818     $    6,028,565     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    9,013,400
Non-cash Collateral(2)                             (9,013,400)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    6,028,565
Non-cash Collateral(4)                             (6,028,565)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             ENERGY EQUIPMENT & SERVICES
                -- 0.7%
      56,973 Unit Corp. (a)                    $    1,253,406
                                               --------------
             GAS UTILITIES -- 2.7%
      91,190 National Fuel Gas Co.                  5,007,243
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 96.4%
     184,572 Anadarko Petroleum Corp.               9,900,442
      70,293 Antero Midstream Partners,
                L.P. (b)                            2,041,309
     359,177 Antero Resources Corp. (a)             6,824,363
     275,939 Cabot Oil & Gas Corp.                  7,891,855
      68,801 Cimarex Energy Co.                     8,394,410
      63,464 Concho Resources, Inc. (a)             9,533,562
     168,781 Continental Resources, Inc. (a)        8,940,330
      62,000 DCP Midstream, L.P. (b)                2,252,460
     230,365 Devon Energy Corp.                     9,537,111
      32,321 Enable Midstream Partners,
                L.P. (b)                              459,605
     674,697 Encana Corp.                           8,993,711
     374,553 Enerplus Corp.                         3,666,874
     166,529 EnLink Midstream Partners,
                L.P. (b)                            2,559,551
     148,925 EQT Corp.                              8,476,811
      45,860 EQT Midstream Partners, L.P. (b)       3,352,366
     304,658 Gulfport Energy Corp. (a)              3,887,436
     136,351 Matador Resources Co. (a)              4,244,607
     128,260 MPLX, L.P. (b)                         4,549,382
     209,281 Murphy Oil Corp.                       6,498,175
     258,275 Newfield Exploration Co. (a)           8,143,411
     303,740 Noble Energy, Inc.                     8,850,984
     100,778 PDC Energy, Inc. (a)                   5,194,098
     403,686 QEP Resources, Inc. (a)                3,863,275
     443,307 Range Resources Corp.                  7,562,817
      26,194 SandRidge Energy, Inc. (a)               551,908
     200,742 SM Energy Co.                          4,432,383
   1,034,685 Southwestern Energy Co. (a)            5,773,542
      53,243 Spectra Energy Partners, L.P. (b)      2,105,228
     278,227 SRC Energy, Inc. (a)                   2,373,276
      23,821 TC PipeLines, L.P. (b)                 1,264,895
     279,561 Ultra Petroleum Corp. (a)              2,532,823
     117,542 Vermilion Energy, Inc. (c)             4,269,125
      81,014 Western Gas Partners, L.P. (b)         3,895,963
     125,324 Williams Partners, L.P. (b)            4,860,065
                                               --------------
                                                  177,678,153
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%         183,938,802
             (Cost $194,735,899)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.9%
   1,169,848 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (d) (e)                  $    1,169,848
     430,828 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.19% (d)                     430,828
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.9%                             1,600,676
             (Cost $1,600,676)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.1%
$  2,127,320 RBC Capital Markets LLC,
                1.35% (d), dated 12/29/17, due
                01/02/18, with a maturity value
                of $2,127,639. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $2,178,545. (e)         2,127,320
             (Cost $2,127,320)                 --------------

             TOTAL INVESTMENTS -- 101.8%          187,666,798
             (Cost $198,463,895) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.8)%              (3,405,047)
                                               --------------
             NET ASSETS -- 100.0%              $  184,261,751
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,221,584 and the total value of the collateral held by the Fund is $3,297,168.

(d)   Rate shown reflects yield as of December 31, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $205,351,625. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $12,600,991 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $30,285,818. The net unrealized depreciation was $17,684,827.


                        See Notes to Financial Statements                Page 39

FIRST TRUST NATURAL GAS ETF (FCG)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  183,938,802     $           --     $           --
Money Market
   Funds                1,600,676                 --                 --
Repurchase
   Agreements                  --          2,127,320                 --
                   ----------------------------------------------------
Total Investments  $  185,539,478     $    2,127,320     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,221,584
Non-cash Collateral(2)                             (3,221,584)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,127,320
Non-cash Collateral(4)                             (2,127,320)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             AIR FREIGHT & LOGISTICS -- 0.7%
     155,514 ZTO Express Cayman, Inc.,
                ADR (a) (b)                    $    2,464,897
                                               --------------
             AUTOMOBILES -- 4.1%
     465,891 Tata Motors Ltd., ADR (b)             15,407,015
                                               --------------
             BANKS -- 14.0%
     261,890 HDFC Bank Ltd., ADR                   26,626,356
   2,665,567 ICICI Bank Ltd., ADR                  25,935,967
                                               --------------
                                                   52,562,323
                                               --------------
             BIOTECHNOLOGY -- 1.4%
      31,220 BeiGene Ltd., ADR (b)                  3,050,818
      29,879 China Biologic Products Holdings,
                Inc. (b)                            2,353,569
                                               --------------
                                                    5,404,387
                                               --------------
             CAPITAL MARKETS -- 0.8%
      61,821 Noah Holdings Ltd., ADR (a) (b)        2,861,076
                                               --------------
             CONSUMER FINANCE -- 0.7%
      62,658 Yirendai Ltd., ADR (a)                 2,755,072
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 3.5%
     137,077 Bright Scholar Education Holdings
                Ltd., ADR (a) (b)                   2,559,228
      85,618 New Oriental Education &
                Technology Group, Inc., ADR         8,048,092
      89,582 TAL Education Group, ADR               2,661,481
                                               --------------
                                                   13,268,801
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.3%
      51,506 China Telecom Corp., Ltd., ADR         2,444,990
     171,534 China Unicom (Hong Kong) Ltd.,
                ADR (b)                             2,320,855
                                               --------------
                                                    4,765,845
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.6%
     227,670 China Cord Blood Corp. (a) (b)         2,265,316
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.5%
      23,405 China Lodging Group Ltd., ADR          3,380,384
      95,655 Melco Resorts & Entertainment
                Ltd., ADR                           2,777,821
     177,947 Yum China Holdings, Inc.               7,121,439
                                               --------------
                                                   13,279,644
                                               --------------
             INSURANCE -- 0.6%
     152,662 China Life Insurance Co., Ltd.,
                ADR (a)                             2,383,054
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 14.0%
     315,346 Ctrip.com International Ltd.,
                ADR (b)                            13,906,759
     679,025 JD.com, Inc., ADR (b)                 28,125,215
     238,999 MakeMyTrip Ltd. (a) (b)                7,134,120


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING
                RETAIL (CONTINUED)
     303,468 Vipshop Holdings Ltd., ADR (b)    $    3,556,645
                                               --------------
                                                   52,722,739
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 25.5%
      34,814 58.com, Inc., ADR (b)                  2,491,638
     143,604 Alibaba Group Holding Ltd.,
                ADR (b)                            24,761,638
      45,107 Autohome, Inc., ADR (b)                2,917,070
     106,587 Baidu, Inc., ADR (b)                  24,963,741
      88,096 Baozun, Inc., ADR (a) (b)              2,780,310
      84,291 Bitauto Holdings Ltd., ADR (a) (b)     2,680,454
     538,263 Fang Holdings Ltd., ADR (a) (b)        3,003,508
     104,064 Momo, Inc., ADR (b)                    2,547,487
      44,206 NetEase, Inc., ADR                    15,254,164
      25,546 SINA Corp. (b)                         2,562,519
      51,612 Sohu.com, Inc. (b)                     2,237,380
      66,927 Weibo Corp., ADR (b)                   6,924,267
      24,204 YY, Inc., ADR (b)                      2,736,504
                                               --------------
                                                   95,860,680
                                               --------------
             IT SERVICES -- 12.9%
   1,634,287 Infosys Ltd., ADR                     26,508,135
   2,695,946 Wipro Ltd., ADR                       14,746,825
     176,649 WNS (Holdings) Ltd., ADR (b)           7,088,924
                                               --------------
                                                   48,343,884
                                               --------------
             MARINE -- 0.8%
     425,476 Seaspan Corp.                          2,871,963
                                               --------------
             MEDIA -- 0.5%
     198,218 Eros International PLC (a) (b)         1,912,804
                                               --------------
             METALS & MINING -- 5.1%
     150,093 Aluminum Corp. of China Ltd.,
                ADR (a) (b)                         2,691,167
     797,538 Vedanta Ltd., ADR                     16,612,717
                                               --------------
                                                   19,303,884
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.1%
      34,640 China Petroleum & Chemical
                Corp., ADR (a)                      2,541,537
      18,252 CNOOC Ltd., ADR                        2,620,257
      36,978 PetroChina Co., Ltd., ADR              2,586,241
                                               --------------
                                                    7,748,035
                                               --------------
             PHARMACEUTICALS -- 2.1%
     207,469 Dr. Reddy's Laboratories Ltd.,
                ADR (a)                             7,792,536
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
      43,435 51job, Inc., ADR (b)                   2,643,020
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.7%
     101,774 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                         2,447,665
                                               --------------
             SOFTWARE -- 0.7%
      68,464 Changyou.com Ltd., ADR (b)             2,494,144
                                               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             WIRELESS TELECOMMUNICATION
                SERVICES -- 3.8%
     285,822 China Mobile Ltd., ADR            $   14,445,444
                                               --------------
             TOTAL COMMON STOCKS -- 100.1%        376,004,228
             (Cost $305,557,912)               --------------

             MONEY MARKET FUNDS -- 2.3%
   8,712,977 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (c) (d)                       8,712,977
             (Cost $8,712,977)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.2%
$ 15,844,189 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $15,846,566. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $16,225,707. (d)       15,844,189
             (Cost $15,844,189)                --------------

             TOTAL INVESTMENTS -- 106.6%          400,561,394
             (Cost $330,115,078) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (6.6)%             (24,645,959)
                                               --------------
             NET ASSETS -- 100.0%              $  375,915,435
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $24,175,072 and the total value of the collateral held by the Fund is $24,557,166.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $336,428,845. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $70,309,063 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,176,514. The net unrealized appreciation was $64,132,549.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  376,004,228     $           --     $           --
Money Market
   Funds                8,712,977                 --                 --
Repurchase
   Agreements                  --         15,844,189                 --
                   ----------------------------------------------------
Total Investments  $  384,717,205     $   15,844,189     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 42                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2017

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   24,175,072
Non-cash Collateral(2)                            (24,175,072)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   15,844,189
Non-cash Collateral(4)                            (15,844,189)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 88.6%
      31,270 1st Source Corp.                  $    1,546,301
      24,659 Access National Corp.                    686,507
      15,893 Allegiance Bancshares, Inc. (a)          598,371
      44,888 Ameris Bancorp                         2,163,602
      16,783 Arrow Financial Corp.                    569,783
      31,020 Atlantic Capital Bancshares,
                Inc. (a)                              545,952
      38,425 BancFirst Corp.                        1,965,439
      67,348 Bancorp (The), Inc. (a)                  665,398
       7,449 Bank of Marin Bancorp                    506,532
       7,897 Bank of (The) Princeton (a)              271,183
     154,544 Bank of the Ozarks                     7,487,657
       9,305 Bankwell Financial Group, Inc.           319,534
      39,554 Banner Corp.                           2,180,216
      18,123 BCB Bancorp, Inc.                        262,783
      32,344 Blue Hills Bancorp, Inc.                 650,114
      78,919 BOK Financial Corp.                    7,285,802
     101,566 Boston Private Financial Holdings,
                Inc.                                1,569,195
      23,764 Bridge Bancorp, Inc.                     831,740
      92,418 Brookline Bancorp, Inc.                1,450,963
      20,572 Bryn Mawr Bank Corp.                     909,282
       4,205 C&F Financial Corp.                      243,890
      18,707 Camden National Corp.                    788,126
      20,455 Capital City Bank Group, Inc.            469,238
      13,695 Capstar Financial Holdings,
                Inc. (a)                              284,445
      25,392 Carolina Financial Corp.                 943,313
      97,442 Cathay General Bancorp                 4,109,129
      72,470 CenterState Bank Corp.                 1,864,653
      16,375 Central Valley Community
                Bancorp                               330,447
       4,347 Century Bancorp, Inc., Class A           340,153
      85,806 Chemical Financial Corp.               4,588,047
      18,830 City Holding Co.                       1,270,460
      12,263 Civista Bancshares, Inc.                 269,786
      18,427 CNB Financial Corp.                      483,524
      50,920 CoBiz Financial, Inc.                  1,017,891
      88,032 Columbia Banking System, Inc.          3,824,110
     128,654 Commerce Bancshares, Inc.              7,184,039
      21,332 Community Trust Bancorp, Inc.          1,004,737
      38,600 ConnectOne Bancorp, Inc.                 993,950
     132,813 CVB Financial Corp.                    3,129,074
      41,207 Eagle Bancorp, Inc. (a)                2,385,885
     174,271 East West Bancorp, Inc.               10,600,905
      27,809 Enterprise Financial Services Corp. 1,255,576 17,510 Equity Bancshares, Inc.,
                Class A (a)                           620,029
      11,173 Farmers & Merchants Bancorp, Inc.        455,858
      33,209 Farmers National Banc Corp.              489,833
      32,353 Fidelity Southern Corp.                  705,295
      18,840 Financial Institutions, Inc.             585,924
      35,741 First Bancorp                          1,262,015
      13,494 First Bancshares, (The), Inc.            461,495
      58,637 First Busey Corp.                      1,755,592
      13,269 First Citizens BancShares, Inc.,
                Class A                             5,347,407
      20,481 First Community Bancshares, Inc.         588,419
      19,234 First Connecticut Bancorp, Inc.          502,969


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      74,824 First Financial Bancorp           $    1,971,612
      79,847 First Financial Bankshares, Inc.       3,597,107
      14,738 First Financial Corp.                    668,368
      46,054 First Foundation, Inc. (a)               853,841
     168,295 First Hawaiian, Inc.                   4,910,848
      10,141 First Internet Bancorp                   386,879
      40,249 First Interstate BancSystem, Inc.,
                Class A                             1,611,972
      59,250 First Merchants Corp.                  2,492,055
      15,213 First Mid-Illinois Bancshares,
                Inc.                                  586,309
     123,857 First Midwest Bancorp, Inc.            2,973,807
      29,697 First of Long Island (The) Corp.         846,364
      34,747 Flushing Financial Corp.                 955,543
     211,140 Fulton Financial Corp.                 3,779,406
      27,646 German American Bancorp, Inc.            976,733
      94,051 Glacier Bancorp, Inc.                  3,704,669
      16,950 Great Southern Bancorp, Inc.             875,468
      44,948 Green Bancorp, Inc. (a)                  912,444
      35,255 Guaranty Bancorp                         974,801
      13,333 Guaranty Bancshares, Inc.                408,656
     102,700 Hancock Holding Co.                    5,083,650
      39,075 Hanmi Financial Corp.                  1,185,926
      39,380 HarborOne Bancorp, Inc. (a)              754,521
      36,109 Heartland Financial USA, Inc.          1,937,248
      46,057 Heritage Commerce Corp.                  705,593
      36,085 Heritage Financial Corp.               1,111,418
     209,357 Home BancShares, Inc.                  4,867,550
      22,862 HomeTrust Bancshares, Inc. (a)           588,697
     163,366 Hope Bancorp, Inc.                     2,981,430
      30,723 Horizon Bancorp                          854,099
      64,950 IBERIABANK Corp.                       5,033,625
      33,087 Independent Bank Corp./MA              2,311,127
      25,719 Independent Bank Corp./MI                574,820
      33,997 Independent Bank Group, Inc.           2,298,197
      79,664 International Bancshares Corp.         3,162,661
     369,125 Investors Bancorp, Inc.                5,123,455
      57,092 Lakeland Bancorp, Inc.                 1,099,021
      30,377 Lakeland Financial Corp.               1,472,981
      57,921 LegacyTexas Financial Group, Inc.      2,444,845
      42,480 Live Oak Bancshares, Inc.              1,013,148
     101,149 MB Financial, Inc.                     4,503,153
      19,884 Mercantile Bank Corp.                    703,297
      23,027 Midland States Bancorp, Inc.             747,917
      14,732 MidWestOne Financial Group, Inc.         493,964
      17,825 National Commerce Corp. (a)              717,456
      52,492 NBT Bancorp, Inc.                      1,931,706
      11,818 Nicolet Bankshares, Inc. (a)             646,917
       8,263 Northrim BanCorp, Inc.                   279,703
      15,032 Old Line Bancshares, Inc.                442,542
     183,336 Old National Bancorp                   3,199,213
      35,721 Old Second Bancorp, Inc.                 487,592
      43,289 Opus Bank (a)                          1,181,790
      55,726 Pacific Premier Bancorp, Inc. (a)      2,229,040
     155,454 PacWest Bancorp                        7,834,882
       6,584 Paragon Commercial Corp. (a)             350,335
      22,015 Peapack-Gladstone Financial Corp.        770,965
       5,653 Penns Woods Bancorp, Inc.                263,317
      22,041 Peoples Bancorp, Inc.                    718,977


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      21,733 People's Utah Bancorp             $      658,510
      93,708 Pinnacle Financial Partners, Inc.      6,212,840
     123,051 Popular, Inc.                          4,367,080
      17,943 Preferred Bank                         1,054,690
      16,745 QCR Holdings, Inc.                       717,523
      59,464 Renasant Corp.                         2,431,483
      22,447 Republic Bancorp, Inc., Class A          853,435
      68,711 Republic First Bancorp, Inc. (a)         580,608
      42,173 S&T Bancorp, Inc.                      1,678,907
      28,928 Sandy Spring Bancorp, Inc.             1,128,771
      56,578 Seacoast Banking Corp. of
                Florida (a)                         1,426,331
      63,876 ServisFirst Bancshares, Inc.           2,650,854
      15,298 Shore Bancshares, Inc.                   255,477
      18,349 Sierra Bancorp                           487,349
      55,426 Simmons First National Corp.,
                Class A                             3,164,825
      35,319 South State Corp.                      3,078,051
       8,824 Southern First Bancshares,
                Inc. (a)                              363,990
      28,835 Southern National Bancorp of
                Virginia, Inc.                        462,225
      35,487 Southside Bancshares, Inc.             1,195,202
      47,011 State Bank Financial Corp.             1,402,808
      27,333 Stock Yards Bancorp, Inc.              1,030,454
      14,984 Summit Financial Group, Inc.             394,379
      59,833 Texas Capital Bancshares,
                Inc. (a)                            5,319,154
      75,503 TowneBank                              2,321,717
      27,660 TriCo Bancshares                       1,047,208
      34,534 TriState Capital Holdings,
                Inc. (a)                              794,282
      25,103 Triumph Bancorp, Inc. (a)                790,745
      81,675 Trustmark Corp.                        2,602,166
      60,124 UMB Financial Corp.                    4,324,118
     265,527 Umpqua Holdings Corp.                  5,522,962
      52,727 Union Bankshares Corp.                 1,907,136
     126,586 United Bankshares, Inc.                4,398,864
      93,557 United Community Banks, Inc.           2,632,694
      34,946 Univest Corp. of Pennsylvania            980,235
      27,307 Veritex Holdings, Inc. (a)               753,400
      20,763 Washington Trust Bancorp, Inc.         1,105,630
      53,090 WesBanco, Inc.                         2,158,109
      19,551 West Bancorporation, Inc.                491,708
      31,764 Westamerica Bancorporation (b)         1,891,546
      67,425 Wintrust Financial Corp.               5,553,797
                                               --------------
                                                  278,407,491
                                               --------------
             IT SERVICES -- 0.3%
      14,809 Cass Information Systems, Inc.           862,032
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.0%
      21,762 BankFinancial Corp.                      333,829
      91,346 Beneficial Bancorp, Inc.               1,502,642
      76,748 BofI Holding, Inc. (a) (b)             2,294,765
     166,661 Capitol Federal Financial, Inc.        2,234,924
      18,221 Charter Financial Corp.                  319,596
      45,120 Dime Community Bancshares, Inc.          945,264
      12,245 First Defiance Financial Corp.           636,373


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
       4,431 FS Bancorp, Inc.                  $      241,800
       2,571 Hingham Institution for Savings          532,197
       8,977 Home Bancorp, Inc.                       387,986
      32,418 HomeStreet, Inc. (a)                     938,501
      97,681 Kearny Financial Corp.                 1,411,490
      65,070 Meridian Bancorp, Inc.                 1,340,442
      11,655 Meta Financial Group, Inc.             1,079,836
      58,933 Northfield Bancorp, Inc.               1,006,576
     123,727 Northwest Bancshares, Inc.             2,069,953
      39,284 OceanFirst Financial Corp.             1,031,205
      55,798 Oritani Financial Corp.                  915,087
      27,168 Riverview Bancorp, Inc.                  235,547
      10,358 Southern Missouri Bancorp, Inc.          389,357
      11,913 Territorial Bancorp, Inc.                367,754
     338,879 TFS Financial Corp.                    5,062,852
       8,872 Timberland Bancorp, Inc.                 235,552
     115,874 TrustCo Bank Corp. NY                  1,066,041
      60,006 United Community Financial Corp.         547,855
      61,310 United Financial Bancorp, Inc.         1,081,508
     104,757 Washington Federal, Inc.               3,587,927
      35,554 Waterstone Financial, Inc.               606,196
      36,935 Western New England Bancorp,
                Inc.                                  402,591
      37,846 WSFS Financial Corp.                   1,810,931
                                               --------------
                                                   34,616,577
                                               --------------
             TOTAL COMMON STOCKS --99.9%          313,886,100
             (Cost $299,399,168)               --------------

             MONEY MARKET FUNDS -- 0.2%
     623,178 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (c) (d)                         623,178
             (Cost $623,178)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.4%
$  1,133,223 RBC Capital Markets LLC,
                1.35% (c), dated 12/29/17, due
                01/02/18, with a maturity value
                of $1,133,393. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.375% to
                2.250%, due 09/30/18 to
                03/31/21. The value of the
                collateral including accrued
                interest is $1,160,511. (d)         1,133,223
             (Cost $1,133,223)                 --------------

             TOTAL INVESTMENTS -- 100.5%          315,642,501
             (Cost $301,155,569) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.5)%              (1,610,458)
                                               --------------
             NET ASSETS -- 100.0%              $  314,032,043
                                               ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2017

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,720,795 and the total value of the collateral held by the Fund is $1,756,401.

(c)   Rate shown reflects yield as of December 31, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $304,314,824. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,992,094 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,664,417. The net unrealized appreciation was $11,327,677.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  313,886,100     $           --     $           --
Money Market
   Funds                  623,178                 --                 --
Repurchase
   Agreements                  --          1,133,223                 --
                   ----------------------------------------------------
Total Investments  $  314,509,278     $    1,133,223     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    1,720,795
Non-cash Collateral(2)                             (1,720,795)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    1,133,223
Non-cash Collateral(4)                             (1,133,223)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  539,881,164    $ 2,200,981,117    $  104,911,646
Cash................................................................              999,236          6,120,477                --
Receivables:
      Investment securities sold....................................            2,493,126                 --           741,099
      Capital shares sold...........................................                   --          7,252,550                --
      Dividends.....................................................              415,444          1,483,752            83,863
      Securities lending income.....................................                5,941                 --             1,684
Prepaid expenses....................................................                4,622             18,769               876
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          543,799,533      2,215,856,665       105,739,168
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Investment securities purchased...............................            2,511,340          7,252,255           746,961
      Capital shares redeemed.......................................                   --                 --                --
      Collateral for securities on loan.............................           10,210,670                 --         2,874,163
      Distributions payable.........................................              979,965          6,108,271            94,080
      Investment advisory fees......................................              182,025            755,484            33,213
      Licensing fees................................................              132,266            558,684            25,006
      Printing fees.................................................               24,783             84,371             8,100
      Audit and tax fees............................................               22,925             22,925            22,925
      Trustees' fees................................................                    1                  3                --
Other liabilities...................................................              103,408            363,350            20,672
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................           14,167,383         15,145,343         3,825,120
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  529,632,150    $ 2,200,711,322    $  101,914,048
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  478,255,880    $ 1,798,569,889    $  102,226,732
Par value...........................................................               91,500            306,000            21,000
Accumulated net investment income (loss)............................                   --                 --                --
Accumulated net realized gain (loss) on investments and
   foreign currency transactions....................................          (37,468,570)       (25,818,025)      (14,129,974)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           88,753,340        427,653,458        13,796,290
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  529,632,150    $ 2,200,711,322    $  101,914,048
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        57.88    $         71.92    $        48.53
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            9,150,002         30,600,002         2,100,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  451,127,824    $ 1,773,327,659    $   91,115,356
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    9,903,978    $            --    $    2,788,834
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $  103,659,081      $  163,057,447      $  308,722,383      $  187,666,798      $  400,561,394      $  315,642,501
        202,360                  --               3,645               9,745           5,188,616           1,541,720

      2,026,832                  --                  --           1,135,727           3,956,882                  --
             --                  --                  --                  --                  --                  --
         74,618           1,025,281             119,516              58,835                  --             376,755
         23,361                  --              26,365               1,343              82,240               1,601
            709               1,907               2,301               1,510               3,015               2,911
 --------------      --------------      --------------      --------------      --------------      --------------
    105,986,961         164,084,635         308,874,210         188,873,958         409,792,147         317,565,488
 --------------      --------------      --------------      --------------      --------------      --------------


             --                  --                  --                  --                  --                  --
      2,028,009                  --                  --           1,137,629           3,956,089                  --
     12,459,130                  --           9,343,771           3,297,168          24,557,166           1,756,401
        137,700           2,053,726             525,820                  --           5,047,176           1,489,801
         26,825              41,928             100,127              63,338             125,559             105,207
         21,991             129,881              35,558              43,087              71,998              72,778
          7,471              12,515              16,612              14,948              12,380              23,881
         22,925              22,925              22,925              22,925              22,925              22,925
             --                  --                  --                   1                  --                   1
         20,935              32,947              54,535              33,111              83,419              62,451
 --------------      --------------      --------------      --------------      --------------      --------------
     14,724,986           2,293,922          10,099,348           4,612,207          33,876,712           3,533,445
 --------------      --------------      --------------      --------------      --------------      --------------
 $   91,261,975      $  161,790,713      $  298,774,862      $  184,261,751      $  375,915,435      $  314,032,043
 ==============      ==============      ==============      ==============      ==============      ==============

 $  118,047,442      $  178,442,619      $  252,468,230      $  680,979,559      $  368,269,056      $  305,367,740
         45,000              69,500              61,500              80,984              95,000              60,000
             --             394,562                  --                  --          (2,371,548)                 --

    (39,503,787)         (1,116,038)        (10,769,385)       (486,001,696)        (60,523,389)         (5,882,629)

     12,673,320         (15,999,930)         57,014,517         (10,797,096)         70,446,316          14,486,932
 --------------      --------------      --------------      --------------      --------------      --------------
 $   91,261,975      $  161,790,713      $  298,774,862      $  184,261,751      $  375,915,435      $  314,032,043
 ==============      ==============      ==============      ==============      ==============      ==============
 $        20.28      $        23.28      $        48.58      $        22.75      $        39.57      $        52.34
 ==============      ==============      ==============      ==============      ==============      ==============

      4,500,002           6,950,002           6,150,002           8,098,365           9,500,002           6,000,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $   90,985,761      $  179,057,377      $  251,707,866      $  198,463,895      $  330,115,078      $  301,155,569
 ==============      ==============      ==============      ==============      ==============      ==============
 $   11,978,147      $           --       $   9,013,400      $    3,221,584      $   24,175,072      $    1,720,795
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    5,182,754    $    27,029,625    $      813,092
Non-cash dividends..................................................                   --                 --                --
Securities lending income (net of fees).............................              107,792              7,882            32,111
Interest............................................................                   --                 --                --
Foreign tax withholding.............................................                   --                 --                --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            5,290,546         27,037,507           845,203
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................            2,022,220          8,072,484           400,074
Licensing fees......................................................              505,555          2,018,121           100,018
Accounting and administration fees..................................              253,099            907,345            49,721
Custodian fees......................................................               62,362            228,925            16,583
Expenses previously waived or reimbursed............................               50,678             20,694                --
Printing fees.......................................................               46,127            214,358            12,128
Transfer agent fees.................................................               25,277             75,455             5,001
Audit and tax fees..................................................               23,248             23,248            23,248
Legal fees..........................................................               15,435             92,363             1,758
Trustees' fees and expenses.........................................                8,027             10,970             7,355
Listing fees........................................................                6,700              8,312             6,149
Registration and filing fees........................................                3,443            (23,321)               --
Excise tax..........................................................                   --                 --                --
Other expenses......................................................               11,159             27,049             4,976
                                                                           --------------    ---------------    --------------
      Total expenses................................................            3,033,330         11,676,003           627,011
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --           (26,900)
                                                                           --------------    ---------------    --------------
      Net expenses..................................................            3,033,330         11,676,003           600,111
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            2,257,216         15,361,504           245,092
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (9,175,199)        (4,851,081)       (4,075,863)
      In-kind redemptions...........................................           49,123,693        255,859,978         9,321,966
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           39,948,494        251,008,897         5,246,103
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           66,809,610        347,761,259        13,165,675
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................           66,809,610        347,761,259        13,165,675
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          106,758,104        598,770,156        18,411,778
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  109,015,320    $   614,131,660    $   18,656,870
                                                                           ==============    ===============    ==============


Page 50                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $      323,777      $    6,793,108      $    4,483,889      $      958,255      $    2,854,474      $    7,435,120
             --                  --                  --                  --             424,216                  --
        249,134                  --              94,215              39,699             864,014              51,780
             --                  --               1,875                  --                  --                  --
             --                  --                  --             (47,175)           (122,930)            (16,297)
 --------------      --------------      --------------      --------------      --------------      --------------
        572,911           6,793,108           4,579,979             950,779           4,019,774           7,470,603
 --------------      --------------      --------------      --------------      --------------      --------------

        276,840             627,677           1,009,560             733,713           1,064,847           1,518,412
         69,210             167,380             126,195             183,428             212,969             341,643
         35,428             103,716             126,791              92,755             134,266             189,181
         13,182              29,572              33,693              26,480              43,729              55,543
             --                  --                  --                  --              31,863              39,804
         12,431              16,702              36,390              27,191              21,641              54,268
          3,461              10,461              12,619               9,172              13,311              18,980
         23,248              23,248              23,248              23,248              23,248              23,248
          2,017               1,707               9,116               4,231               8,445              15,971
          7,323               7,523               7,659               7,528               7,626               7,889
          6,171               9,000              11,906              12,286              12,286               6,289
          1,846              (1,183)                415                (804)             15,288              (2,110)
             --                  --                  --              53,198                  --                  --
          3,358               8,275               6,074               6,506               7,751               8,499
 --------------      --------------      --------------      --------------      --------------      --------------
        454,515           1,004,078           1,403,666           1,178,932           1,597,270           2,277,617

        (39,255)                 --                  --             (25,164)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
        415,260           1,004,078           1,403,666           1,153,768           1,597,270           2,277,617
 --------------      --------------      --------------      --------------      --------------      --------------
        157,651           5,789,030           3,176,313            (202,989)          2,422,504           5,192,986
 --------------      --------------      --------------      --------------      --------------      --------------


     (2,633,603)         (1,820,125)            641,083         (10,974,232)          1,155,265          (3,995,074)
      2,836,617           4,327,509          18,733,622           6,034,069           3,591,471          38,015,274
             --                  --                  --                 301                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
        203,014           2,507,384          19,374,705          (4,939,862)          4,746,736          34,020,200
 --------------      --------------      --------------      --------------      --------------      --------------

     17,631,024            (285,345)         32,146,174         (21,923,977)         80,982,652         (46,391,038)
             --                  --                  --                  16                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
     17,631,024            (285,345)         32,146,174         (21,923,961)         80,982,652         (46,391,038)
 --------------      --------------      --------------      --------------      --------------      --------------
     17,834,038           2,222,039          51,520,879         (26,863,823)         85,729,388         (12,370,838)
 --------------      --------------      --------------      --------------      --------------      --------------

 $   17,991,689      $    8,011,069      $   54,697,192      $  (27,066,812)     $   88,151,892      $   (7,177,852)
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NASDAQ-100                          NASDAQ-100-
                                                                      EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                        INDEX FUND                          INDEX FUND
                                                                          (QQEW)                              (QTEC)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2017       12/31/2016         12/31/2017       12/31/2016
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    2,257,216   $    2,820,495     $   15,361,504   $    6,413,896
Net realized gain (loss)....................................      39,948,494        5,845,032        251,008,897       43,643,640
Net change in unrealized appreciation (depreciation)........      66,809,610        4,631,267        347,761,259       59,587,597
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     109,015,320       13,296,794        614,131,660      109,645,133
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (2,664,196)      (3,070,171)       (18,099,151)      (6,834,167)
Return of capital...........................................              --               --                 --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (2,664,196)      (3,070,171)       (18,099,151)      (6,834,167)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................     186,618,945       53,443,431        900,379,473    1,382,978,541
Cost of shares redeemed.....................................    (167,382,228)    (192,304,559)      (866,555,377)    (217,669,917)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      19,236,717     (138,861,128)        33,824,096    1,165,308,624
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     125,587,841     (128,634,505)       629,856,605    1,268,119,590

NET ASSETS:
Beginning of period.........................................     404,044,309      532,678,814      1,570,854,717      302,735,127
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  529,632,150   $  404,044,309     $2,200,711,322   $1,570,854,717
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................  $           --   $           --     $           --   $           --
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       8,750,002       12,250,002         29,850,002        7,100,002
Shares sold.................................................       3,550,000        1,200,000         13,950,000       27,350,000
Shares redeemed as a result of reverse share split
   (See Note 4).............................................              --               --                 --               --
Shares redeemed.............................................      (3,150,000)      (4,700,000)       (13,200,000)      (4,600,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       9,150,002        8,750,002         30,600,002       29,850,002
                                                              ==============   ==============     ==============   ==============


Page 52                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2017      12/31/2016       12/31/2017       12/31/2016       12/31/2017       12/31/2016       12/31/2017       12/31/2016
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

$     245,092   $     311,986   $      157,651   $      681,645   $    5,789,030   $    7,211,736   $    3,176,313   $      802,504
    5,246,103      11,593,705          203,014       (7,697,036)       2,507,384       13,949,681       19,374,705          (20,952)
   13,165,675     (18,610,059)      17,631,024        5,128,516         (285,345)      (9,738,996)      32,146,174       33,980,246
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   18,656,870      (6,704,368)      17,991,689       (1,886,875)       8,011,069       11,422,421       54,697,192       34,761,798
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (336,720)       (399,080)        (353,370)        (738,910)      (5,399,046)      (8,613,812)      (3,256,646)        (827,655)
           --              --               --               --               --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (336,720)       (399,080)        (353,370)        (738,910)      (5,399,046)      (8,613,812)      (3,256,646)        (827,655)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


   20,432,764      22,735,602       29,586,328        2,142,506       26,735,727      166,972,713      101,855,142      111,623,834
  (39,956,628)    (96,961,872)      (7,799,880)     (17,334,393)    (103,982,757)    (159,605,559)     (76,311,985)     (26,198,610)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (19,523,864)    (74,226,270)      21,786,448      (15,191,887)     (77,247,030)       7,367,154       25,543,157       85,425,224
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
   (1,203,714)    (81,329,718)      39,424,767      (17,817,672)     (74,635,007)      10,175,763       76,983,703      119,359,367


  103,117,762     184,447,480       51,837,208       69,654,880      236,425,720      226,249,957      221,791,159      102,431,792
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 101,914,048   $ 103,117,762   $   91,261,975   $   51,837,208   $  161,790,713   $  236,425,720   $  298,774,862   $  221,791,159
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

$          --   $          --   $           --   $           --   $      394,562   $           --   $           --   $           --
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    2,550,002       4,450,002        3,350,002        4,350,002       10,250,002       10,250,002        5,600,002        3,400,002
      450,000         600,000        1,550,000          150,000        1,150,000        6,950,000        2,350,000        2,950,000

           --              --               --               --               --               --               --               --
     (900,000)     (2,500,000)        (400,000)      (1,150,000)      (4,450,000)      (6,950,000)      (1,800,000)        (750,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    2,100,002       2,550,002        4,500,002        3,350,002        6,950,002       10,250,002        6,150,002        5,600,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NATURAL GAS                           CHINDIA
                                                                            ETF                                 ETF
                                                                           (FCG)                               (FNI)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2017       12/31/2016         12/31/2017       12/31/2016
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $     (202,989)  $    1,147,156     $    2,422,504   $    1,536,815
Net realized gain (loss)....................................      (4,939,862)    (129,930,231)         4,746,736      (11,566,495)
Net change in unrealized appreciation (depreciation)........     (21,923,961)     177,660,242         80,982,652        2,877,754
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     (27,066,812)      48,877,167         88,151,892       (7,151,926)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (1,778,865)      (4,197,410)        (7,008,527)      (2,037,296)
Return of capital...........................................      (1,015,203)              --                 --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (2,794,068)      (4,197,410)        (7,008,527)      (2,037,296)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      44,818,055      400,163,152        175,541,076        2,725,776
Cost of shares redeemed.....................................     (81,719,422)    (346,861,336)       (12,234,853)     (83,258,296)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     (36,901,367)      53,301,816        163,306,223      (80,532,520)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     (66,762,247)      97,981,573        244,449,588      (89,721,742)

NET ASSETS:
Beginning of period.........................................     251,023,998      153,042,425        131,465,847      221,187,589
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  184,261,751   $  251,023,998     $  375,915,435   $  131,465,847
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................  $           --   $           --     $   (2,371,548)  $     (518,720)
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       9,598,365        6,860,000          4,800,002        7,800,002
Shares sold.................................................       2,000,000       45,050,000          5,050,000          100,000
Shares redeemed as a result of reverse share split
   (See Note 4).............................................              --       (9,561,635)                --               --
Shares redeemed.............................................      (3,500,000)     (32,750,000)          (350,000)      (3,100,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       8,098,365        9,598,365          9,500,002        4,800,002
                                                              ==============   ==============     ==============   ==============


Page 54                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Year Ended      Year Ended
 12/31/2017      12/31/2016
-------------   -------------

$   5,192,986   $   3,031,721
   34,020,200         177,973
  (46,391,038)     65,114,595
-------------   -------------

   (7,177,852)     68,324,289
-------------   -------------


   (5,233,697)     (3,108,936)
           --              --
-------------   -------------
   (5,233,697)     (3,108,936)
-------------   -------------


  129,887,132     202,615,894
 (207,466,414)    (87,710,500)
-------------   -------------

  (77,579,282)    114,905,394
-------------   -------------
  (89,990,831)    180,120,747


  404,022,874     223,902,127
-------------   -------------
$ 314,032,043   $ 404,022,874
=============   =============

$          --   $          --
=============   =============


    7,650,002       5,750,002
    2,500,000       4,150,000

           --              --
   (4,150,000)     (2,250,000)
-------------   -------------
    6,000,002       7,650,002
=============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      46.18   $      43.48   $      42.80   $      36.35   $      26.10
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.24           0.31           0.22           0.41           0.17
Net realized and unrealized gain (loss)              11.74           2.73           0.73           6.49          10.25
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     11.98           3.04           0.95           6.90          10.42
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.28)         (0.34)         (0.27)         (0.45)         (0.17)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      57.88   $      46.18   $      43.48   $      42.80   $      36.35
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     26.00%          7.02%          2.22%         19.13%         39.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    529,632   $    404,044   $    532,679   $    577,828   $    288,945
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.61%          0.60%          0.61%          0.63%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.45%          0.72%          0.51%          1.10%          0.60%
Portfolio turnover rate (b)                             26%            29%            31%            27%            38%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      52.62   $      42.64   $      43.67   $      35.43   $      25.86
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.48           0.67           0.37           0.45           0.24
Net realized and unrealized gain (loss)              19.39           9.99          (0.98)          8.32           9.59
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     19.87          10.66          (0.61)          8.77           9.83
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.57)         (0.68)         (0.42)         (0.53)         (0.26)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      71.92   $      52.62   $      42.64   $      43.67   $      35.43
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     37.86%         25.27%         (1.37)%        24.83%         38.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  2,200,711   $  1,570,855   $    302,735   $    366,869   $    177,165
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.58%          0.60%          0.60%          0.61%          0.62%
Ratio of net expenses to average net assets           0.58%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.76%          1.40%          0.83%          1.32%          0.80%
Portfolio turnover rate (b)                             21%            27%            23%            20%            33%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      40.44   $      41.45   $      39.73   $      34.77   $      24.70
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.12           0.09           0.13           0.32           0.10
Net realized and unrealized gain (loss)               8.13          (0.98)          1.75           4.97          10.06
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      8.25          (0.89)          1.88           5.29          10.16
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.16)         (0.12)         (0.16)         (0.33)         (0.09)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      48.53   $      40.44   $      41.45   $      39.73   $      34.77
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     20.41%         (2.13)%         4.75%         15.35%         41.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    101,914   $    103,118   $    184,447   $    117,195   $     90,396
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%          0.64%          0.63%          0.64%          0.67%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.25%          0.23%          0.33%          0.90%          0.38%
Portfolio turnover rate (b)                             25%            30%            39%            23%            33%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      15.47   $      16.01   $      17.23   $      17.90   $       9.48
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.05           0.17           0.11           0.13           0.07
Net realized and unrealized gain (loss)               4.85          (0.52)         (1.21)         (0.66)          8.42
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      4.90          (0.35)         (1.10)         (0.53)          8.49
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.09)         (0.19)         (0.12)         (0.14)         (0.07)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      20.28   $      15.47   $      16.01   $      17.23   $      17.90
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     31.73%         (2.12)%        (6.43)%        (3.05)%        89.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     91,262   $     51,837   $     69,655   $     89,616   $     97,574
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.66%          0.68%          0.65%          0.64%          0.70%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.23%          1.18%          0.65%          0.61%          0.60%
Portfolio turnover rate (b)                             32%            49%            35%            37%            49%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      23.07  $       22.07   $      22.24   $      17.54   $      17.75
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.71           0.62           0.55           0.41           0.52
Net realized and unrealized gain (loss)               0.16           1.13          (0.13)          4.75          (0.19)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      0.87           1.75           0.42           5.16           0.33
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.66)         (0.75)         (0.59)         (0.46)         (0.54)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      23.28   $      23.07   $      22.07   $      22.24   $      17.54
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      3.79%          7.92%          1.97%         29.61%          1.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    161,791   $    236,426   $    226,250   $    339,130   $    148,210
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.48%          0.49%          0.48%          0.50%          0.50%
Ratio of net expenses to average net assets           0.48%          0.49%          0.48%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                                 2.77%          2.52%          2.30%          2.35%          2.31%
Portfolio turnover rate (b)                              7%             6%             8%            11%            11%


FIRST TRUST WATER ETF (FIW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      39.61   $      30.13   $      33.65   $      33.79   $      25.99
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.54           0.20           0.23           0.25           0.21
Net realized and unrealized gain (loss)               8.98           9.48          (3.52)         (0.14)          7.80
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      9.52           9.68          (3.29)          0.11           8.01
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.55)         (0.20)         (0.23)         (0.25)         (0.21)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      48.58   $      39.61   $      30.13   $      33.65   $      33.79
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     24.25%         32.21%         (9.81)%         0.36%         30.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    298,775   $    221,791   $    102,432   $    198,550   $    197,643
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.56%          0.57%          0.57%          0.59%          0.60%
Ratio of net expenses to average net assets           0.56%          0.57%          0.57%          0.59%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.26%          0.58%          0.70%          0.75%          0.75%
Portfolio turnover rate (b)                             24%            42%            17%            24%            45%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                                                        YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                  2017             2016           2015 (a)       2014 (a)       2013 (a)
                                              ------------     ------------     ------------   ------------   ------------
Net asset value, beginning of period          $      26.15     $      22.30     $      56.10   $      97.65   $      78.35
                                              ------------     ------------     ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.02)            0.13             1.00           0.70           0.35
Net realized and unrealized gain (loss)              (3.02)            4.16           (33.75)        (41.50)         19.30
                                              ------------     ------------     ------------   ------------   ------------
Total from investment operations                     (3.04)            4.29           (32.75)        (40.80)         19.65
                                              ------------     ------------     ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.23)           (0.44)           (1.05)         (0.75)         (0.35)
Return of capital                                    (0.13)              --               --             --             --
                                              ------------     ------------     ------------   ------------   ------------
Total distributions                                  (0.36)           (0.44)           (1.05)         (0.75)         (0.35)
                                              ------------     ------------     ------------   ------------   ------------
Net asset value, end of period                $      22.75     $      26.15     $      22.30   $      56.10   $      97.65
                                              ============     ============     ============   ============   ============
TOTAL RETURN (b)                                    (11.53)%          19.48%          (59.10)%       (42.02)%        25.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    184,262     $    251,024     $    153,042   $    246,946   $    464,795
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.64% (c)        0.64% (c)        0.62%          0.61%          0.60%
Ratio of net expenses to average net assets           0.63% (c)        0.61% (c)        0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                (0.11)%           0.54%            2.44%          0.74%          0.40%
Portfolio turnover rate (d)                             53%             103%              67%            42%            49%


FIRST TRUST CHINDIA ETF (FNI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      27.39   $      28.36   $      28.63   $      28.22   $      20.97
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.34           0.25           0.15           0.20           0.20
Net realized and unrealized gain (loss)              12.61          (0.85)         (0.24)          0.48           7.26
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     12.95          (0.60)         (0.09)          0.68           7.46
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.77)         (0.37)         (0.18)         (0.27)         (0.21)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      39.57   $      27.39   $      28.36   $      28.63   $      28.22
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     47.36%         (2.15)%        (0.32)%         2.37%         35.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    375,915  $     131,466   $    221,188   $    111,663   $     71,962
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%          0.62%          0.65%          0.66%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.91%          0.91%          0.64%          0.54%          0.79%
Portfolio turnover rate (d)                             35%            47%            68%            40%            40%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015, 2014 and 2013 prior to the reverse share split restatement were $4.46, $11.22 and $19.53, respectively.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) For the years ended December 31, 2017 and 2016, ratios reflect excise tax of 0.03% and 0.01%, respectively, which are not included in the expense cap.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                2017           2016          2015          2014              2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      52.81   $      38.94   $      36.61   $      36.11   $      25.56
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.74           0.58           0.56           0.47           0.37
Net realized and unrealized gain (loss)              (0.46)         13.89           2.31           0.50          10.55
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      0.28          14.47           2.87           0.97          10.92
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.75)         (0.60)         (0.54)         (0.47)         (0.37)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      52.34   $      52.81   $      38.94   $      36.61   $      36.11
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      0.55%         37.57%          7.88%          2.72%         42.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    314,032   $    404,023   $    223,902   $    109,818   $     52,362
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.61%          0.62%          0.64%          0.76%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.37%          1.54%          1.52%          1.41%          1.38%
Portfolio turnover rate (b)                             14%            16%            19%            26%            29%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty exchange-traded funds. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq
         ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust Water ETF - (NYSE Arca ticker "FIW")
      First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
      First Trust Chindia ETF - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, QQEW, QQXT, QCLN, FIW, FCG, FNI, and QABA have securities in the securities lending program. During the fiscal year ended December 31, 2017, QQEW, QTEC, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the year ended December 31, 2017, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2017 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    2,664,196        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        18,099,151                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                       336,720                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   353,370                  --                   --
First Trust S&P REIT Index Fund                                             5,399,046                  --                   --
First Trust Water ETF                                                       3,256,646                  --                   --
First Trust Natural Gas ETF                                                 1,778,865                  --            1,015,203
First Trust Chindia ETF                                                     7,008,527                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         5,233,697                  --                   --


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


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

The tax character of distributions paid by each Fund during the year ended December 31, 2016 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    3,070,171        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                         6,834,167                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        399,080                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   738,910                  --                   --
First Trust S&P REIT Index Fund                                             8,613,812                  --                   --
First Trust Water ETF                                                         827,655                  --                   --
First Trust Natural Gas ETF                                                 4,197,410                  --                   --
First Trust Chindia ETF                                                     2,037,296                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         3,108,936                  --                   --

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                           Accumulated
                                                                       Undistributed       Capital and          Net Unrealized
                                                                          Ordinary         Other                 Appreciation
                                                                           Income          Gain (Loss)          (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $           --        $ (32,889,012)      $  84,173,782
First Trust NASDAQ-100-Technology Sector Index Fund                                --          (16,645,315)        418,480,748
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                             --          (13,153,384)         12,819,700
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --          (38,388,578)         11,558,111
First Trust S&P REIT Index Fund                                               394,562              (36,943)        (17,079,025)
First Trust Water ETF                                                              --           (8,988,338)         55,233,470
First Trust Natural Gas ETF                                                        --         (479,113,966)        (17,684,827)
First Trust Chindia ETF                                                       710,636          (57,291,806)         64,132,549
First Trust NASDAQ(R) ABA Community Bank Index Fund                                --           (2,723,374)         11,327,677

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, the Funds had net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                                                        Capital Loss            Post-                Total
                                                                         Available           Enactment -            Capital
                                                                          Through                 No                 Loss
                                                                            2018              Expiration           Available
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $           --        $ 32,889,012        $  32,889,012
First Trust NASDAQ-100-Technology Sector Index Fund                                --          16,645,315           16,645,315
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                         80,899          13,072,485           13,153,384
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 5,884,801          32,503,777           38,388,578
First Trust S&P REIT Index Fund                                                    --              36,943               36,943
First Trust Water ETF                                                       2,198,674           6,789,664            8,988,338
First Trust Natural Gas ETF                                                40,089,981         439,023,985          479,113,966
First Trust Chindia ETF                                                     7,245,147          50,046,659           57,291,806
First Trust NASDAQ(R) ABA Community Bank Index Fund                           116,604           2,606,770            2,723,374

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amounts:

                                                                       Pre-Enactment        Post-Enactment
                                                                        Capital Loss         Capital Loss
                                                                        Carryforward         Carryforward
                                                                          Utilized             Utilized
                                                                     ------------------    ----------------
First Trust Water ETF                                                  $           --        $  1,482,878
First Trust Chindia ETF                                                            --             796,754

At the taxable year ended December 31, 2017, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                        Capital Loss
                                                                        Carryforward
                                                                           Expired
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    4,681,103
First Trust NASDAQ-100-Technology Sector Index Fund                         2,016,911
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                      1,051,894
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 7,483,633
First Trust Water ETF                                                       5,768,328
First Trust Natural Gas ETF                                                32,569,413
First Trust Chindia ETF                                                    11,686,955
First Trust NASDAQ(R) ABA Community Bank Index Fund                             4,787

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2017, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $      406,980        $ (42,444,825)      $  42,037,845
First Trust NASDAQ-100-Technology Sector Index Fund                         2,737,647         (250,288,227)        247,550,580
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                         91,628           (7,786,426)          7,694,798
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   195,719            4,831,065          (5,026,784)
First Trust S&P REIT Index Fund                                                 4,578           (1,712,061)          1,707,483
First Trust Water ETF                                                          80,333          (11,797,943)         11,717,610
First Trust Natural Gas ETF                                                 1,981,854           26,713,832         (28,695,686)
First Trust Chindia ETF                                                     2,733,195            5,432,517          (8,165,712)
First Trust NASDAQ(R) ABA Community Bank Index Fund                            40,711          (36,009,259)         35,968,548


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--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R) ABA Community Bank Index Fund             The Nasdaq Stock Market LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                      0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                   0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           0.40%
First Trust S&P REIT Index Fund                                       0.30%
First Trust Water ETF                                                 0.40%
First Trust Natural Gas ETF                                           0.40%
First Trust Chindia ETF                                               0.40%
First Trust NASDAQ(R) ABA Community Bank Index Fund                   0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2019.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended December 31, 2017 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                     Fees Waived or Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2015   12/31/2016   12/31/2017     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust NASDAQ-100 Equal Weighted Index
   Fund                                          $      --   $          --    $      --   $   27,809   $       --   $  27,809
First Trust NASDAQ-100 Ex-Technology Sector
   Index Fund                                       26,900              --       38,410       49,128       26,900     114,438
First Trust NASDAQ(R) Clean Edge(R) Green Energy
   Index Fund                                       39,255              --       38,617       44,163       39,255     122,035
First Trust Natural Gas ETF                         25,164              --       37,153       54,736       25,164     117,053
First Trust Chindia ETF                                 --              --       27,371        5,970           --      33,341
First Trust NASDAQ(R) ABA Community Bank
   Index Fund                                           --              --       20,009       21,616           --      41,625

During the year ended December 31, 2017, First Trust recovered fees that were previously waived from First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust Chindia ETF and First Trust NASDAQ(R) ABA Community Bank Index Fund of $50,678, $20,694, $31,863 and $39,804, respectively. First Trust NASDAQ-100-Technology Sector Index Fund, First Trust S&P REIT Index Fund and First Trust Water ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                             4. REVERSE SHARE SPLIT

On April 22, 2016, the Trust's Board of Trustees approved a one-for-five reverse share split, whereby every five outstanding shares of FCG as of the close of business on April 29, 2016 automatically converted to one share as of the opening of business on May 2, 2016. For the fiscal year ended December 31, 2016, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. As a result of the reverse share split, fractional shares totaling 1,635 shares were redeemed and paid out to shareholders. The reverse share split had no impact on the overall value of a shareholder's investment in FCG.

                      5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   131,490,189   $   131,206,056
First Trust NASDAQ-100-Technology Sector Index Fund                   427,555,788       425,509,626
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 24,965,624        24,994,553
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            22,223,696        22,056,547
First Trust S&P REIT Index Fund                                        17,456,891        15,217,865
First Trust Water ETF                                                  62,598,209        61,653,248
First Trust Natural Gas ETF                                            99,096,963       101,044,544
First Trust Chindia ETF                                                91,110,820        95,292,991
First Trust NASDAQ(R) ABA Community Bank Index Fund                    52,052,678        53,517,106

For the year ended December 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   186,339,623   $   167,290,144
First Trust NASDAQ-100-Technology Sector Index Fund                   899,338,340       866,087,556
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 20,414,924        39,914,063
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            29,575,114         7,795,795
First Trust S&P REIT Index Fund                                        26,650,293       103,697,447
First Trust Water ETF                                                 101,698,571        76,673,626
First Trust Natural Gas ETF                                            44,560,430        81,275,345
First Trust Chindia ETF                                               175,340,261        12,223,761
First Trust NASDAQ(R) ABA Community Bank Index Fund                   129,714,112       205,923,845

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2019.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF, and First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"), including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Exchange-Traded Fund as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          95.96%
First Trust S&P REIT Index Fund                                                         --
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          28.36%
First Trust Chindia ETF                                                                 --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

For the taxable year ended December 31, 2017, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                         100.00%
First Trust S&P REIT Index Fund                                                         --
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          48.37%
First Trust Chindia ETF                                                              16.26%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


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


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

The Funds have become more susceptible to potential operational risks through breaches in cyber security as the use of Internet technology has become more prevalent in the course of business. Cyber security breaches may involve unauthorized access to a Fund's digital information systems or those of a Fund's third party service providers, such as its administrator, transfer agent, custodian, or issuers in which a Fund invests. The Funds have established risk management systems designed to reduce the risks associated with cyber security, however, there is no guarantee that such efforts will succeed.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

Only a party that has entered into a participation agreement (an "authorized participant") may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to a Fund's net asset value and possibly face delisting.

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund and First Trust Chindia ETF are non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust NASDAQ-100 Equal Weighted Index Fund and the First Trust NASDAQ-100-Technology Sector Index Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust Chindia ETF, First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials and/or real estate sectors. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

The First Trust Chindia ETF, the First Trust NASDAQ-100 Equal Weighted Index Fund, the First Trust NASDAQ-100-Technology Sector Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins and have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

The First Trust Chindia ETF, First Trust NASDAQ-100 Ex-Technology Sector Index Fund and First Trust NASDAQ-100 Equal Weighted Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Natural Gas ETF invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, oil prices are subject to extreme volatility.

The First Trust Water ETF and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Retail REITs own and operate properties

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

available for lease to retail companies. In addition to the risks related to REITs generally, retail REITs are especially sensitive to local and national economic cycles and are subject to decreases in demand for retail rental properties, defaults by tenants and declines in rental market rates and economic down cycles. Retail REITs are also negatively impacted by retail company bankruptcies and restructurings, including store closings, and changes in consumer discretionary spending.

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust Water ETF invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Chindia ETF, the First Trust Natural Gas ETF and the First Trust Water ETF involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust Water ETF invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust Natural Gas ETF invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust Chindia ETF invests in the securities of companies domiciled in China and India. You should be aware that investments in such companies are subject to additional risks, including investment restrictions which may affect liquidity and risks associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks which were significantly impacted by the downturn in the United States and world economies that began with the decline in the subprime mortgage lending market in the United States, and have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Community banks may also be affected by anticipated government fiscal policy initiatives and the market reaction to those initiatives.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

A community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. This impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

First Trust NASDAQ-100-Technology Sector Index Fund and First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in semiconductor companies. Semiconductor companies are primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

First Trust Natural Gas ETF invests in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $8,575,944. This figure is comprised of $345,122 paid (or to be paid) in fixed compensation and $8,230,822 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $6,004,189 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,571,755 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                  PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
  POSITION WITH THE TRUST           APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician, Officer, Wheaton Orthopedics;          151        None
(1951)                                               Limited Partner, Gundersen Real Estate
                                o Since Inception    Limited Partnership (June 1992 to
                                                     December 2016); Member, Sportsmed LLC
                                                     (April 2007 to November 2015)


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investors Services, Inc.           151        Director of ADM
(1957)                                               (Futures Commission Merchant)                                Investor Services,
                                o Since Inception                                                                 Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises (Financial and        151        Director of Trust
(1956)                                               Management Consulting)                                       Company of
                                o Since Inception                                                                 Illinois


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating             151        Director of
(1954)                                               Officer (January 2015 to Present), Pelita                    Covenant
                                o Since Inception    Harapan Educational Foundation                               Transport Inc.
                                                     (Educational Products and Services);                         (May 2003 to
                                                     President and Chief Executive Officer                        May 2014)
                                                     (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014),
                                                     Dew Learning LLC (Educational Products
                                                     and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term    Chief Executive Officer, First Trust           151           None
Chairman of the Board                                Advisors L.P. and First Trust Portfolios
(1955)                          o Since Inception    L.P.; Chairman of the Board of Directors,
                                                     BondWave LLC (Software Development
                                                     Company) and Stonebridge Advisors LLC
                                                     (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                                                         POSITION AND                            TERM OF OFFICE
     NAME AND                   OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief           o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer (January
                                                                             2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)


Donald P. Swade        Treasurer, Chief Financial    o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                     President (April 2012 to July 2016), First Trust
                       Accounting Officer            o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                 Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
                                                     o Since Inception       BondWave LLC; and Secretary, Stonebridge
                                                                             Advisors LLC


Daniel J. Lindquist    Vice President                o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                     o Since Inception


Kristi A. Maher        Chief Compliance Officer      o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception


Roger F. Testin        Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                     o Since Inception


Stan Ueland            Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                     o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
(formerly known as First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund) First Trust Dow 30 Equal Weight ETF (EDOW)

Annual Report
December 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2017

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................   6
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................   8
Notes to Fund Performance Overview..........................................  10
Understanding Your Fund Expenses............................................  11
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  12
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................  27
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................  34
Statements of Assets and Liabilities........................................  35
Statements of Operations....................................................  36
Statements of Changes in Net Assets.........................................  37
Financial Highlights........................................................  39
Notes to Financial Statements...............................................  41
Report of Independent Registered Public Accounting Firm.....................  50
Additional Information......................................................  51
Board of Trustees and Officers..............................................  55
Privacy Policy..............................................................  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2017

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded Fund which contains detailed information about your investment for the twelve months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices--the S&P 500(R) Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

      o The S&P 500(R) achieved something it had not previously finishing 2017 with 12 months of gains;

      o The Dow Jones realized a milestone as well closing above 24,000 for the first time ever on November 30; and

      o The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

World markets were also strong in 2017. According to the MSCI AC World Index, which captures all sources of equity returns in 23 developed and 24 emerging markets, world stocks rose every month in 2017. The value of public companies on global stock markets grew by $12.4 trillion during the year.

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continues to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the "Tax Cuts and Jobs Act," which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe that you should invest for the long term and be prepared for market volatility, which can happen at any time. How can you do this? By keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It's important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan through your investment. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

At the midpoint of 2017, House Speaker Paul Ryan stated that he did not think that the U.S. economy could achieve a 3% gross domestic product ("GDP") growth rate without passing tax reform legislation. The Tax Cuts and Jobs Act was signed into law by President Trump on December 22, 2017. One of the main goals of cutting taxes, both corporate and individual, is to try and boost economic activity in the U.S. It is true that real GDP growth has topped the 3.0% mark on an annualized basis the past two quarters (3.1% in the second quarter and 3.2% in the third quarter), but growth has only averaged 2.2% in the current recovery, which commenced in the third quarter of 2009, according to data from the Bureau of Economic Analysis. While it will likely take some time to determine how effective lower tax rates will be in stimulating economic growth, particularly the cut from 35% to 21% on the federal tax rate for corporations, the concept of tax cuts seems to have been well-received by investors since Trump was elected more than a year ago, in our opinion.

Both small and large companies in the U.S. seem optimistic looking ahead. The National Federation of Independent Business ("NFIB") reported that its Small Business Optimism Index hit 107.5 in November, the second-highest reading in its 44-year history, according to its own release. The all-time high was 108.0, set in September 1983. The NFIB noted that "small business owners are exuberant about the economy and are ready to lead the U.S. economy in a period of robust growth." Chief Executive's CEO Confidence Index in Business Conditions 12 Months Out just registered its second most optimistic year (7.08 out of 10) since the index commenced in 2003, according to its own release. The highest mark ever achieved for a calendar year was 7.47 in 2004. The monthly survey of 267 CEOs revealed that two-thirds of those polled plan to add to their workforce in 2018, while only 5% forecast a decrease in headcount. CEOs are also expecting to increase both profitability and revenue in 2018.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") listed globally reached an all-time high of $4.83 trillion at the close of 2017, according to its own release. Total assets invested in ETFs and ETPs listed in the U.S. reached a record high of $3.42 trillion.

U.S. STOCKS AND BONDS

In 2017, three of the major U.S. stock indices posted double-digit returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 21.83%, 16.24%, and 13.23%, respectively, according to Bloomberg. Nine of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Materials and Consumer Discretionary, up 38.83%, 23.84% and 22.98%, respectively, on a total return basis. The two sectors that posted losses were Energy and Telecommunication Services, down 1.25% and 1.01%, respectively. In general, cyclical areas of the stock market outperformed non-cyclicals in 2017, an indication that investors are optimistic about U.S. economic growth moving forward.

The Federal Reserve ("the Fed") raised the federal funds target rate (upper bound) three times, from 0.75% to 1.50%, in 2017. It is poised to hike rates three times in 2018, according to CNBC. The Fed has already raised this rate five times, dating back to its first hike on December 16, 2015. If the Fed tightens three times in 2018, the rate will likely hit 2.25%, assuming 25 basis points per hike. For comparative purposes, the target rate averaged 2.68% for the 25-year period ended December 29, 2017, according to Bloomberg. The highest level it reached over that period was 6.50% on May 16, 2000. So while this key benchmark lending rate is rising, it is still low by historical standards. The projected bump up in interest rates would not likely derail the bull market in stocks, but it could put some downward pressure on bond prices by pushing bond yields higher, in our opinion.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 7.50% in 2017. The worst-performing debt group that we track was Treasuries, though the group still generated a positive return. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.14%. The yield on the benchmark 10-Year Treasury note (T-note) declined by four basis points to 2.41% in 2017, according to Bloomberg. The average yield on the 10-year T-note was 2.58% for the 10-year period ended December 29, 2017.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 9.87% against a basket of major currencies in 2017, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.61% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 7.39% (USD) in 2017. The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of 37.28% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of 24.21% (USD) in 2017.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index. The Index is reconstituted and balanced on a quarterly basis. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                          1 Year      5 Years      10 Years     Inception      5 Years      10 Years      Inception
                                          Ended        Ended        Ended       (12/5/06)       Ended        Ended        (12/5/06)
                                         12/31/17     12/31/17     12/31/17    to 12/31/17     12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                       19.44%       12.31%       6.19%         5.91%         78.70%       82.40%        88.78%
Market Value                              19.42%       12.34%       6.17%         5.92%         78.96%       81.97%        88.98%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US Market
   Index*                                 20.36%        N/A          N/A           N/A           N/A          N/A            N/A
Russell 3000(R) Index                     21.13%       15.58%       8.60%         8.23%        106.26%      128.22%        140.15%
------------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 10.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 19.44% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 21.13%. The Consumer Discretionary sector was given the highest allocation in the Fund at 18.4% over the period. The largest contributing sector to the Fund's return was the Information Technology sector with a 5.5% contribution, stemming from its 17.5% allocation and 32.1% return. The Telecommunication Services sector was the only negatively contributing sector over the period with a -0.2% contribution, stemming from its 1.4% allocation and -11.7% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund under allocating and underperforming the benchmark amongst Information Technology securities, leading to -1.5% of drag. The Fund outperformed the benchmark amongst Energy securities by 8.8% leading to 1.2% of relative outperformance in this sector.

-----------------------------
The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        19.65%
Financials                                    16.46
Consumer Discretionary                        16.34
Industrials                                   14.00
Health Care                                   10.23
Utilities                                      5.82
Materials                                      5.22
Consumer Staples                               4.69
Energy                                         3.68
Real Estate                                    2.63
Telecommunication Services                     1.28
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
D.R. Horton, Inc.                              0.50%
DaVita, Inc.                                   0.48
Intel Corp.                                    0.48
Total System Services, Inc.                    0.48
Valero Energy Corp.                            0.47
Align Technology, Inc.                         0.47
Express Scripts Holding Co.                    0.46
Delta Air Lines, Inc.                          0.46
Boeing (The) Co.                               0.46
Tyson Foods, Inc., Class A                     0.45
                                             -------
   Total                                       4.71%
                                             =======

     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
        DECEMBER 31, 2007 - DECEMBER 31, 2017

              First Trust
            Total US Market            Russell 3000(R)
            AlphaDEX(R) ETF                 Index
12/07           $10,000                    $10,000
06/08             9,150                      8,896
12/08             6,455                      6,270
06/09             6,799                      6,533
12/09             8,659                      8,047
06/10             8,533                      7,560
12/10            10,379                      9,409
06/11            10,606                     10,006
12/11             9,386                      9,505
06/12             9,549                     10,391
12/12            10,206                     11,065
06/13            11,679                     12,621
12/13            13,743                     14,778
06/14            14,436                     15,804
12/14            14,068                     16,634
06/15            14,234                     16,957
12/15            13,226                     16,715
06/16            13,657                     17,320
12/16            15,273                     18,842
06/17            16,426                     20,525
12/17            18,241                     22,822

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             140             0              0            0
01/01/14 - 12/31/14             178             0              0            0
01/01/15 - 12/31/15             115            15              0            0
01/01/16 - 12/31/16             121             0              0            0
01/01/17 - 12/31/17             216             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             104             8              0            0
01/01/14 - 12/31/14              68             6              0            0
01/01/15 - 12/31/15             110            12              0            0
01/01/16 - 12/31/16             131             0              0            0
01/01/17 - 12/31/17              35             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

From the beginning of the period covered by this report until August 18, 2017, the First Trust Dorsey Wright People's Portfolio ETF (the "Fund"), formerly First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, sought investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE(R) VIX(R) Tail Hedge Index. Effective August 18, 2017, the Fund changed its investment objective to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in common stocks or U.S. Treasury Bills ("T-Bills") that comprise the Index. The Index is designed to provide exposure to either the U.S. equity market or T-Bills, based upon daily relative strength readings resulting from a wholly-quantitative process. The Index always holds exactly one of three possible positions: all the component securities of the Nasdaq US 500 Large Cap Index, all the component securities in the Nasdaq US 500 Large Cap Equal Weight Index or all the component securities of the Nasdaq US T-Bill Index. Each of the Nasdaq US 500 Large Cap Index and the Nasdaq US 500 Large Cap Equal Weight Index contains the same constituent securities - the 500 securities with the highest float market capitalization comprising the NASDAQ US Benchmark Index - but weights them differently. The Nasdaq US 500 Large Cap Index weights the securities according to their market capitalization and the Nasdaq US 500 Large Cap Equal Index weights them equally. The Nasdaq US T-Bill Index is designed to act as a US dollar-denominated cash position through the use of nine T-Bills ranging from 30 to 91 days in duration. A T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than one year, sold in denominations of $1,000 up to a maximum purchase of $5 million. From the beginning of the period covered by this report until August 18, 2017, the shares of the Fund traded on the NYSE Arca. Effective August 18, 2017, the shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "DWPP." The first day of secondary market trading in shares of the Fund was August 30, 2012.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL                 CUMULATIVE
                                                                                TOTAL RETURNS                 TOTAL RETURNS
                                                               1 Year      5 Years       Inception      5 Years       Inception
                                                               Ended        Ended        (8/29/12)       Ended        (8/29/12)
                                                              12/31/17     12/31/17     to 12/31/17     12/31/17     to 12/31/17
FUND PERFORMANCE
NAV                                                            21.71%        9.57%         8.65%         57.92%         55.76%
Market Value                                                   21.73%        9.61%         8.68%         58.21%         55.97%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio Index*                  N/A          N/A            N/A           N/A            N/A
S&P 500(R) Index                                               21.83%       15.79%        15.13%        108.14%        112.16%
Nasdaq US 500 Large Cap Index                                  21.99%        N/A            N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

* On August 18, 2017, the Fund's underlying index changed from the CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). Therefore, the Fund's performance and total returns shown for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 10.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 21.71% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of 21.83%. The Information Technology sector was the heaviest allocated sector in the Fund over the period with a 19.8% weighting. With a 38.2% return this sector was the top performing sector and led to a contribution of 6.9% to the Fund's return. Apple, Inc. was the highest allocated single security with a 2.4% weighting. The Telecommunication Services sector was the worst performing sector in the Fund with a -6.6% return, which led to a contribution of -0.2%. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance can be attributed to the Fund overweighting and underperforming the benchmark amongst Utilities securities by 0.8% and -1.3%, respectively, leading to -0.4% of relative drag. The Fund's holdings amongst Industrial securities reversed -0.5% of underperformance as the Fund outperformed the benchmark by 3.9% in this sector.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or descriptions and disclosure relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

S&P(R) and S&P(R) 500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS") and these trademarks have been licensed for use by the S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        15.42%
Financials                                    14.78
Consumer Discretionary                        14.45
Industrials                                   12.37
Health Care                                   12.02
Consumer Staples                               7.20
Energy                                         6.61
Real Estate                                    6.10
Utilities                                      5.32
Materials                                      4.93
Telecommunication Services                     0.80
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Diamondback Energy, Inc.                       0.23%
Noble Energy, Inc.                             0.23
Anadarko Petroleum Corp.                       0.22
Marathon Oil Corp.                             0.22
Continental Resources, Inc.                    0.22
Freeport-McMoRan, Inc.                         0.22
Pioneer Natural Resources Co.                  0.22
Concho Resources, Inc.                         0.22
Devon Energy Corp.                             0.22
Halliburton Co.                                0.22
                                             -------
   Total                                       2.22%
                                             =======

     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
         AUGUST 29, 2012 - DECEMBER 31, 2017

                 First Trust
                Dorsey Wright            S&P 500(R)
            People's Portfolio ETF         Index
08/12              $10,000                $10,000
12/12                9,863                 10,193
06/13               10,686                 11,602
12/13               11,738                 13,494
06/14               12,251                 14,457
12/14               13,525                 15,342
06/15               13,175                 15,531
12/15               12,730                 15,554
06/16               12,551                 16,151
12/16               12,800                 17,414
06/17               13,952                 19,040
12/17               15,579                 21,214

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             155             5              0             0
01/01/14 - 12/31/14             152             2              0             1
01/01/15 - 12/31/15              98             1              0             1
01/01/16 - 12/31/16              76             3              0             0
01/01/17 - 12/31/17             175             0              0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              92             0              0             0
01/01/14 - 12/31/14              95             2              0             0
01/01/15 - 12/31/15             148             1              1             2
01/01/16 - 12/31/16             168             4              1             0
01/01/17 - 12/31/17              75             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity Index called the Dow Jones Industrial Average Equal Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index consists of an equally weighted portfolio of the 30 securities that comprise the Dow Jones Industrial Average(TM) (the "DJIA"). The 30 securities comprising the DJIA are domestic, blue-chip companies covering all industries. While inclusion in the DJIA is not governed by quantitative rules, a stock is typically only added if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The Index is rebalanced quarterly. The first day of secondary market trading in shares of the Fund was August 9, 2017.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
                                                                                                              TOTAL RETURNS
                                                                                                                Inception
                                                                                                                (8/8/17)
                                                                                                               to 12/31/17
FUND PERFORMANCE
NAV                                                                                                              11.02%
Market Value                                                                                                     11.22%

INDEX PERFORMANCE
Dow Jones Industrial Average(R) Equal Weight Index                                                               11.24%
Dow Jones Industrial Average(R)                                                                                  13.02%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 10.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.02% during the time period covered by this report, which is from inception of the Fund on August 8, 2017 to December 31, 2017. During the same period, the Dow Jones Industrial Average(R) ("benchmark") generated a return of 13.02%. The Information Technology sector was given the highest allocation in the Fund with a 20.2% weighting. This sector was also the top performing sector with a 16.2% return, which led to a 3.3% contribution. The Materials sector was the worst performing sector with a 6.6% return. This sector was given a 2.8% allocation in the Fund and contributed 0.2% to the Fund's return. On a relative basis the Fund underperformed the benchmark. The Fund underperformed the benchmark by -8.6% amongst Industrial securities, which led to -1.8% of relative drag. The Fund over allocated and outperformed the benchmark amongst Information Technology securities by 3.1% and 3.8%, respectively, which led to 0.8% of relative outperformance in this sector.

-----------------------------
The Dow Jones Industrial Average(R) Equal Weight Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by First Trust. Dow Jones(R) and Dow Jones Industrial Average(R) Equal Weight Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust. The First Trust Dow 30 Equal Weight Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates and none of them makes any representation regarding the advisability of investing in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        19.99%
Industrials                                   16.83
Consumer Discretionary                        13.37
Financials                                    13.27
Health Care                                   13.12
Consumer Staples                               9.99
Energy                                         6.74
Telecommunication Services                     3.39
Materials                                      3.30
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Caterpillar, Inc.                              3.59%
Intel Corp.                                    3.49
Chevron Corp.                                  3.42
United Technologies Corp.                      3.40
Verizon Communications, Inc.                   3.39
Home Depot (The), Inc.                         3.38
Walt Disney (The) Co.                          3.38
Boeing (The) Co.                               3.38
Wal-Mart Stores, Inc.                          3.35
NIKE, Inc., Class B                            3.34
                                             -------
   Total                                      34.12%
                                             =======

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          AUGUST 8, 2017 - DECEMBER 31, 2017

                                      Dow Jones Industrial
            First Trust Dow 30          Average(R) Equal          Dow Jones Industrial
             Equal Weight ETF             Weight Index                 Average(R)
08/17            $10,000                    $10,000                     $10,000
12/17             11,102                     11,124                      11,302

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 9, 2017 (commencement of trading) through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17             94              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17              6              0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF or First Trust Dow 30 Equal Weight ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED
                                                                                           EXPENSE RATIO          EXPENSES PAID
                                                  BEGINNING               ENDING            BASED ON THE           DURING THE
                                                ACCOUNT VALUE          ACCOUNT VALUE         SIX-MONTH              SIX-MONTH
                                                 JULY 1, 2017        DECEMBER 31, 2017         PERIOD              PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                            $1,000.00              $1,110.50             0.70% (a)              $3.72
Hypothetical (5% return before expenses)          $1,000.00              $1,021.68             0.70% (a)              $3.57

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                            $1,000.00              $1,116.60             0.60%                  $3.20
Hypothetical (5% return before expenses)          $1,000.00              $1,022.18             0.60%                  $3.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED           EXPENSES PAID
                                                                                           EXPENSE RATIO        DURING THE PERIOD
                                                  BEGINNING               ENDING            BASED ON THE       AUGUST 8, 2017 (c)
                                                ACCOUNT VALUE          ACCOUNT VALUE       NUMBER OF DAYS              TO
                                              AUGUST 8, 2017 (c)     DECEMBER 31, 2017     IN THE PERIOD      DECEMBER 31, 2017 (d)
-----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                            $1,000.00              $1,110.20             0.50%                  $2.11
Hypothetical (5% return before expenses)          $1,000.00              $1,022.68             0.50%                  $2.55


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2017 through December 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

(c)   Inception date.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (August 8, 2017 through December 31, 2017), multiplied by 146/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.5%
         164 AAR Corp.                         $        6,444
         115 Aerovironment, Inc. (a)                    6,458
         156 Astronics Corp. (a)                        6,469
         229 Boeing (The) Co.                          67,534
          66 Curtiss-Wright Corp.                       8,042
          69 Esterline Technologies Corp. (a)           5,154
         265 Harris Corp.                              37,537
         195 HEICO Corp.                               18,398
         121 Hexcel Corp.                               7,484
          30 Huntington Ingalls Industries,
                Inc.                                    7,071
          58 KLX, Inc. (a)                              3,959
         355 Kratos Defense & Security
                Solutions, Inc. (a)                     3,760
         112 Lockheed Martin Corp.                     35,958
         150 Mercury Systems, Inc. (a)                  7,703
          37 Moog, Inc., Class A (a)                    3,213
          58 National Presto Industries, Inc.           5,768
         202 Northrop Grumman Corp.                    61,996
         225 Spirit AeroSystems Holdings, Inc.,
                Class A                                19,631
          22 Teledyne Technologies, Inc. (a)            3,985
         649 Textron, Inc.                             36,727
         100 United Technologies Corp.                 12,757
                                               --------------
                                                      366,048
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.7%
         318 Air Transport Services Group,
                Inc. (a)                                7,358
         118 Atlas Air Worldwide Holdings,
                Inc. (a)                                6,921
          46 C.H. Robinson Worldwide, Inc.              4,098
          58 Expeditors International of
                Washington, Inc.                        3,752
         207 FedEx Corp.                               51,655
          27 Forward Air Corp.                          1,551
          72 Hub Group, Inc., Class A (a)               3,449
         258 XPO Logistics, Inc. (a)                   23,630
                                               --------------
                                                      102,414
                                               --------------
             AIRLINES -- 1.3%
          46 Alaska Air Group, Inc.                     3,382
         736 American Airlines Group, Inc.             38,294
       1,208 Delta Air Lines, Inc.                     67,648
         206 Hawaiian Holdings, Inc.                    8,209
         232 Spirit Airlines, Inc. (a)                 10,405
         957 United Continental Holdings,
                Inc. (a)                               64,502
                                               --------------
                                                      192,440
                                               --------------
             AUTO COMPONENTS -- 0.8%
         440 American Axle & Manufacturing
                Holdings, Inc. (a)                      7,493
         207 Cooper Tire & Rubber Co.                   7,317
          54 Cooper-Standard Holdings, Inc. (a)         6,615
         625 Dana, Inc.                                20,006
         180 Fox Factory Holding Corp. (a)              6,993


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
         883 Gentex Corp.                      $       18,499
         166 Gentherm, Inc. (a)                         5,271
         524 Goodyear Tire & Rubber (The) Co.          16,930
          54 LCI Industries                             7,020
         101 Lear Corp.                                17,843
         161 Modine Manufacturing Co. (a)               3,252
         128 Standard Motor Products, Inc.              5,749
          52 Tenneco, Inc.                              3,044
                                               --------------
                                                      126,032
                                               --------------
             AUTOMOBILES -- 1.2%
       3,894 Ford Motor Co.                            48,636
       1,442 General Motors Co.                        59,108
         217 Harley-Davidson, Inc.                     11,041
         102 Tesla, Inc. (a)                           31,758
         138 Thor Industries, Inc.                     20,799
          70 Winnebago Industries, Inc.                 3,892
                                               --------------
                                                      175,234
                                               --------------
             BANKS -- 4.0%
          30 1st Source Corp.                           1,483
         287 Associated Banc-Corp.                      7,290
          82 BancFirst Corp.                            4,194
          48 BancorpSouth Bank                          1,510
         919 Bank of America Corp.                     27,129
          72 Bank of the Ozarks                         3,488
         196 BankUnited, Inc.                           7,981
          51 Banner Corp.                               2,811
         247 BB&T Corp.                                12,281
          40 Berkshire Hills Bancorp, Inc.              1,464
          39 BOK Financial Corp.                        3,600
          93 Boston Private Financial Holdings,
                Inc.                                    1,437
         321 Citigroup, Inc.                           23,886
         615 Citizens Financial Group, Inc.            25,818
          21 City Holding Co.                           1,417
         157 CoBiz Financial, Inc.                      3,138
          63 Commerce Bancshares, Inc.                  3,518
          34 Community Trust Bancorp, Inc.              1,601
          37 Cullen/Frost Bankers, Inc.                 3,502
          94 Customers Bancorp, Inc. (a)                2,443
          24 Eagle Bancorp, Inc. (a)                    1,390
         117 East West Bancorp, Inc.                    7,117
         496 F.N.B. Corp.                               6,855
       1,249 Fifth Third Bancorp                       37,895
          45 First Bancorp                              1,589
       1,209 First BanCorp (a)                          6,166
          99 First Busey Corp.                          2,964
          19 First Citizens BancShares, Inc.,
                Class A                                 7,657
         229 First Hawaiian, Inc.                       6,682
         363 First Horizon National Corp.               7,256
          36 First Merchants Corp.                      1,514
          51 First of Long Island (The) Corp.           1,453
         111 First Republic Bank                        9,617
          82 Fulton Financial Corp.                     1,468
         123 German American Bancorp, Inc.              4,346


Page 12                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
          75 Great Western Bancorp, Inc.       $        2,985
         262 Green Bancorp, Inc. (a)                    5,319
          56 Guaranty Bancorp                           1,548
          72 Hancock Holding Co.                        3,564
          49 Hanmi Financial Corp.                      1,487
         105 Heritage Financial Corp.                   3,234
          60 Hilltop Holdings, Inc.                     1,520
         174 Hope Bancorp, Inc.                         3,175
          43 IBERIABANK Corp.                           3,332
          20 Independent Bank Corp.                     1,397
          78 International Bancshares Corp.             3,097
         366 JPMorgan Chase & Co.                      39,140
         618 KeyCorp                                   12,465
          75 Lakeland Bancorp, Inc.                     1,444
          64 Lakeland Financial Corp.                   3,103
         132 Live Oak Bancshares, Inc.                  3,148
          78 MB Financial, Inc.                         3,473
          44 National Bank Holdings Corp.,
                Class A                                 1,427
         169 Old National Bancorp                       2,949
          69 PacWest Bancorp                            3,478
         192 People's United Financial, Inc.            3,590
          87 PNC Financial Services Group
                (The), Inc.                            12,553
         291 Popular, Inc.                             10,328
          78 Preferred Bank                             4,585
         107 Prosperity Bancshares, Inc.                7,497
       2,295 Regions Financial Corp.                   39,658
          79 S&T Bancorp, Inc.                          3,145
          39 ServisFirst Bancshares, Inc.               1,619
         390 SunTrust Banks, Inc.                      25,190
          37 SVB Financial Group (a)                    8,649
         227 Synovus Financial Corp.                   10,882
         363 TCF Financial Corp.                        7,442
         123 Texas Capital Bancshares, Inc. (a)        10,935
          92 TowneBank                                  2,829
          76 TriCo Bancshares                           2,877
          47 Trustmark Corp.                            1,497
          47 UMB Financial Corp.                        3,380
         357 Umpqua Holdings Corp.                      7,426
          93 United Bankshares, Inc.                    3,232
          54 United Community Banks, Inc.               1,520
          48 Univest Corp. of Pennsylvania              1,346
         256 Valley National Bancorp                    2,872
          54 Washington Trust Bancorp, Inc.             2,876
         133 Webster Financial Corp.                    7,469
         633 Wells Fargo & Co.                         38,404
          38 WesBanco, Inc.                             1,545
         198 Western Alliance Bancorp (a)              11,211
          89 Wintrust Financial Corp.                   7,331
         147 Zions Bancorporation                       7,472
                                               --------------
                                                      594,605
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BEVERAGES -- 0.7%
          20 Boston Beer (The) Co., Inc.,
                Class A (a)                    $        3,822
          21 Coca-Cola Bottling Co.
                Consolidated                            4,520
          58 Constellation Brands, Inc.,
                Class A                                13,257
          76 MGP Ingredients, Inc.                      5,843
         713 Molson Coors Brewing Co.,
                Class B                                58,516
         141 National Beverage Corp.                   13,739
                                               --------------
                                                       99,697
                                               --------------
             BIOTECHNOLOGY -- 2.5%
         524 AbbVie, Inc.                              50,676
         278 ACADIA Pharmaceuticals, Inc. (a)           8,371
         166 Alexion Pharmaceuticals, Inc. (a)         19,852
         148 Alnylam Pharmaceuticals, Inc. (a)         18,803
         304 Arena Pharmaceuticals, Inc. (a)           10,327
         252 Array BioPharma, Inc. (a)                  3,226
         127 Bluebird Bio, Inc. (a)                    22,619
          45 Blueprint Medicines Corp. (a)              3,393
         240 Celgene Corp. (a)                         25,046
         427 Cytokinetics, Inc. (a)                     3,480
         216 Dynavax Technologies Corp. (a)             4,039
         258 Editas Medicine, Inc. (a)                  7,928
          76 Emergent BioSolutions, Inc. (a)            3,532
          33 Enanta Pharmaceuticals, Inc. (a)           1,936
         325 Epizyme, Inc. (a)                          4,079
         370 Exact Sciences Corp. (a)                  19,440
         433 Exelixis, Inc. (a)                        13,163
          57 FibroGen, Inc. (a)                         2,702
          38 Foundation Medicine, Inc. (a)              2,592
          89 Halozyme Therapeutics, Inc. (a)            1,803
         202 ImmunoGen, Inc. (a)                        1,295
         222 Immunomedics, Inc. (a) (b)                 3,588
         207 Ionis Pharmaceuticals, Inc. (a)           10,412
         172 Juno Therapeutics, Inc. (a)                7,862
         218 Keryx Biopharmaceuticals,
                Inc. (a) (b)                            1,014
          34 Ligand Pharmaceuticals, Inc. (a)           4,656
         130 MiMedx Group, Inc. (a) (b)                 1,639
         251 Momenta Pharmaceuticals, Inc. (a)          3,501
         120 Natera, Inc. (a)                           1,079
          57 Neurocrine Biosciences, Inc. (a)           4,423
         193 Portola Pharmaceuticals, Inc. (a)          9,395
          48 Prothena Corp. PLC (a)                     1,800
         309 PTC Therapeutics, Inc. (a)                 5,154
          94 REGENXBIO, Inc. (a)                        3,125
         125 Retrophin, Inc. (a)                        2,634
         207 Sangamo Therapeutics, Inc. (a)             3,395
          69 Sarepta Therapeutics, Inc. (a)             3,839
          35 Spark Therapeutics, Inc. (a)               1,800
         330 Spectrum Pharmaceuticals, Inc. (a)         6,253
          87 Vanda Pharmaceuticals, Inc. (a)            1,322
         384 Vertex Pharmaceuticals, Inc. (a)          57,546
                                               --------------
                                                      362,739
                                               --------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BUILDING PRODUCTS -- 0.9%
         118 A.O. Smith Corp.                  $        7,231
         121 Allegion PLC                               9,627
          30 Armstrong World Industries,
                Inc. (a)                                1,817
         431 Builders FirstSource, Inc. (a)             9,392
         179 Continental Building Products,
                Inc. (a)                                5,039
         103 Fortune Brands Home & Security,
                Inc.                                    7,049
         139 Griffon Corp.                              2,829
         490 JELD-WEN Holding, Inc. (a)                19,291
          39 Lennox International, Inc.                 8,122
         198 NCI Building Systems, Inc. (a)             3,821
         181 Owens Corning                             16,641
         138 Patrick Industries, Inc. (a)               9,584
         517 PGT Innovations, Inc. (a)                  8,711
         135 Quanex Building Products Corp.             3,159
          63 Simpson Manufacturing Co., Inc.            3,617
          69 Trex Co., Inc. (a)                         7,479
         189 Universal Forest Products, Inc.            7,110
         214 USG Corp. (a)                              8,252
                                               --------------
                                                      138,771
                                               --------------
             CAPITAL MARKETS -- 4.1%
          37 Affiliated Managers Group, Inc.            7,594
         440 Bank of New York Mellon (The)
                Corp.                                  23,699
         429 BGC Partners, Inc., Class A                6,482
         162 Cboe Global Markets, Inc.                 20,184
          72 Donnelley Financial Solutions,
                Inc. (a)                                1,403
       1,335 E*TRADE Financial Corp. (a)               66,176
         141 Eaton Vance Corp.                          7,951
          58 Evercore, Inc., Class A                    5,220
          38 FactSet Research Systems, Inc.             7,325
         105 Federated Investors, Inc., Class B         3,789
       1,308 Franklin Resources, Inc.                  56,676
         147 Goldman Sachs Group (The), Inc.           37,450
         159 Houlihan Lokey, Inc.                       7,223
          81 INTL FCStone, Inc. (a)                     3,445
         332 Invesco Ltd.                              12,131
         308 Lazard Ltd., Class A                      16,170
         443 Legg Mason, Inc.                          18,597
          67 LPL Financial Holdings, Inc.               3,828
         251 Moody's Corp.                             37,050
       1,209 Morgan Stanley                            63,436
          42 Morningstar, Inc.                          4,073
         119 MSCI, Inc.                                15,058
          81 PJT Partners, Inc., Class A                3,694
         552 Raymond James Financial, Inc.             49,294
         172 SEI Investments Co.                       12,360
         121 State Street Corp.                        11,811
          65 Stifel Financial Corp.                     3,871
         514 T. Rowe Price Group, Inc.                 53,934
         476 TD Ameritrade Holding Corp.               24,338
         369 TPG Specialty Lending, Inc.                7,306


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CAPITAL MARKETS (CONTINUED)
          27 Virtus Investment Partners, Inc.  $        3,106
         386 Waddell & Reed Financial, Inc.,
                Class A                                 8,623
                                               --------------
                                                      603,297
                                               --------------
             CHEMICALS -- 2.3%
         171 Albemarle Corp.                           21,869
         313 Cabot Corp.                               19,278
         447 Celanese Corp., Series A                  47,865
          13 Chase Corp.                                1,566
         345 Chemours (The) Co.                        17,271
         515 Eastman Chemical Co.                      47,710
         117 FMC Corp.                                 11,075
         295 FutureFuel Corp.                           4,157
          27 H.B. Fuller Co.                            1,454
          94 Innophos Holdings, Inc.                    4,393
         101 Innospec, Inc.                             7,131
          25 International Flavors & Fragrances,
                Inc.                                    3,815
         115 Kraton Corp. (a)                           5,540
         470 LyondellBasell Industries N.V.,
                Class A                                51,850
          88 Minerals Technologies, Inc.                6,059
         807 Mosaic (The) Co.                          20,708
           9 NewMarket Corp.                            3,576
         204 Olin Corp.                                 7,258
          78 PolyOne Corp.                              3,393
          10 Quaker Chemical Corp.                      1,508
          72 Scotts Miracle-Gro (The) Co.               7,703
          33 Sherwin-Williams (The) Co.                13,531
          56 Stepan Co.                                 4,422
          92 Trinseo S.A.                               6,679
         126 Westlake Chemical Corp.                   13,423
                                               --------------
                                                      333,234
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
         390 ACCO Brands Corp. (a)                      4,758
          82 Brady Corp., Class A                       3,108
         207 Brink's (The) Co.                         16,291
         330 Casella Waste Systems, Inc.,
                Class A (a)                             7,597
         323 Cintas Corp.                              50,333
         202 Copart, Inc. (a)                           8,724
         240 Deluxe Corp.                              18,442
         324 Healthcare Services Group, Inc.           17,081
         129 Herman Miller, Inc.                        5,166
          37 HNI Corp.                                  1,427
         219 KAR Auction Services, Inc.                11,062
         156 Kimball International, Inc.,
                Class B                                 2,912
         232 Knoll, Inc.                                5,345
          25 Matthews International Corp.,
                Class A                                 1,320
         106 McGrath RentCorp                           4,980
          90 Mobile Mini, Inc.                          3,105
          19 Multi-Color Corp.                          1,422
         206 Quad/Graphics, Inc.                        4,656
         301 Rollins, Inc.                             14,006


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
          39 SP Plus Corp. (a)                 $        1,447
         403 Steelcase, Inc., Class A                   6,126
          34 Tetra Tech, Inc.                           1,637
          30 UniFirst Corp.                             4,947
         127 Viad Corp.                                 7,036
         148 Waste Management, Inc.                    12,772
                                               --------------
                                                      215,700
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
          64 ADTRAN, Inc.                               1,238
          96 Applied Optoelectronics, Inc. (a)          3,631
          92 Arista Networks, Inc. (a)                 21,673
         267 CalAmp Corp. (a)                           5,722
         476 Ciena Corp. (a)                            9,963
       1,039 Cisco Systems, Inc.                       39,794
         651 Extreme Networks, Inc. (a)                 8,150
         349 Finisar Corp. (a)                          7,102
         625 Juniper Networks, Inc.                    17,812
          64 Lumentum Holdings, Inc. (a)                3,130
          98 NETGEAR, Inc. (a)                          5,757
          48 NetScout Systems, Inc. (a)                 1,462
          70 Plantronics, Inc.                          3,527
         125 Ubiquiti Networks, Inc. (a) (b)            8,877
          54 ViaSat, Inc. (a) (b)                       4,042
         655 Viavi Solutions, Inc. (a)                  5,725
                                               --------------
                                                      147,605
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.7%
         379 AECOM (a)                                 14,080
         333 Aegion Corp. (a)                           8,468
          70 Argan, Inc.                                3,150
         151 EMCOR Group, Inc.                         12,344
          83 Fluor Corp.                                4,287
          60 Jacobs Engineering Group, Inc.             3,958
         376 MasTec, Inc. (a)                          18,405
         106 Primoris Services Corp.                    2,882
         468 Quanta Services, Inc. (a)                 18,304
         272 Tutor Perini Corp. (a)                     6,895
          66 Valmont Industries, Inc.                  10,946
                                               --------------
                                                      103,719
                                               --------------
             CONSTRUCTION MATERIALS -- 0.2%
         130 Eagle Materials, Inc.                     14,729
          98 Summit Materials, Inc.,
                Class A (c)                             3,081
          61 US Concrete, Inc. (a)                      5,103
                                               --------------
                                                       22,913
                                               --------------
             CONSUMER FINANCE -- 1.7%
         718 Ally Financial, Inc.                      20,937
         550 Capital One Financial Corp.               54,769
          49 Credit Acceptance Corp. (a)               15,851
         361 Discover Financial Services               27,768
         105 Encore Capital Group, Inc. (a)             4,420
          25 FirstCash, Inc.                            1,686


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSUMER FINANCE (CONTINUED)
         156 Green Dot Corp., Class A (a)      $        9,401
         928 Navient Corp.                             12,361
         123 Nelnet, Inc., Class A                      6,738
         496 OneMain Holdings, Inc. (a)                12,891
         162 PRA Group, Inc. (a)                        5,378
       1,137 Santander Consumer USA
                Holdings, Inc.                         21,171
         304 SLM Corp. (a)                              3,435
       1,126 Synchrony Financial                       43,475
          93 World Acceptance Corp. (a)                 7,507
                                               --------------
                                                      247,788
                                               --------------
             CONTAINERS & PACKAGING -- 1.1%
          81 AptarGroup, Inc.                           6,989
         142 Avery Dennison Corp.                      16,310
         306 Bemis Co., Inc.                           14,624
         186 Berry Global Group, Inc. (a)              10,913
          58 Crown Holdings, Inc. (a)                   3,262
         749 Graphic Packaging Holding Co.             11,572
          27 Greif, Inc., Class A                       1,636
         138 Owens-Illinois, Inc. (a)                   3,059
         121 Packaging Corp. of America                14,587
         236 Silgan Holdings, Inc.                      6,936
         277 Sonoco Products Co.                       14,720
         821 WestRock Co.                              51,895
                                               --------------
                                                      156,503
                                               --------------
             DISTRIBUTORS -- 0.1%
         290 LKQ Corp. (a)                             11,794
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.7%
         216 Adtalem Global Education, Inc. (a)         9,083
         162 Bright Horizons Family Solutions,
                Inc. (a)                               15,228
         209 Chegg, Inc. (a)                            3,411
           8 Graham Holdings Co., Class B               4,467
         192 Grand Canyon Education, Inc. (a)          17,190
         132 H&R Block, Inc.                            3,461
         173 K12, Inc. (a)                              2,751
         425 Laureate Education, Inc.,
                Class A (a)                             5,763
         303 Service Corp. International               11,308
         298 ServiceMaster Global Holdings,
                Inc. (a)                               15,278
          18 Strayer Education, Inc.                    1,612
         178 Weight Watchers International,
                Inc. (a)                                7,882
                                               --------------
                                                       97,434
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.3%
         127 Berkshire Hathaway, Inc.,
                Class B (a)                            25,174
         690 Leucadia National Corp.                   18,278
                                               --------------
                                                       43,452
                                               --------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.0%
       1,487 AT&T, Inc.                        $       57,815
       3,082 CenturyLink, Inc.                         51,408
          63 Cogent Communications Holdings,
                Inc.                                    2,854
         525 Frontier Communications Corp. (b)          3,549
         751 Iridium Communications, Inc. (a)           8,862
         235 Verizon Communications, Inc.              12,438
         304 Zayo Group Holdings, Inc. (a)             11,187
                                               --------------
                                                      148,113
                                               --------------
             ELECTRIC UTILITIES -- 2.6%
         181 ALLETE, Inc.                              13,459
         252 Alliant Energy Corp.                      10,738
         416 Duke Energy Corp.                         34,990
         604 Edison International                      38,197
         112 El Paso Electric Co.                       6,199
         153 Entergy Corp.                             12,453
         578 Eversource Energy                         36,518
       1,547 Exelon Corp.                              60,967
         417 Hawaiian Electric Industries, Inc.        15,074
         119 IDACORP, Inc.                             10,872
         387 OGE Energy Corp.                          12,736
          72 Otter Tail Corp.                           3,200
         684 PG&E Corp.                                30,664
         165 Pinnacle West Capital Corp.               14,055
         115 PNM Resources, Inc.                        4,652
         381 Portland General Electric Co.             17,366
         921 PPL Corp.                                 28,505
         739 Xcel Energy, Inc.                         35,553
                                               --------------
                                                      386,198
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.1%
          40 Acuity Brands, Inc.                        7,040
         353 AMETEK, Inc.                              25,582
         238 Atkore International Group,
                Inc. (a)                                5,105
          96 AZZ, Inc.                                  4,906
         606 Eaton Corp. PLC                           47,880
         138 Encore Wire Corp.                          6,714
          67 EnerSys                                    4,665
          61 Hubbell, Inc.                              8,256
         222 Regal Beloit Corp.                        17,005
         130 Rockwell Automation, Inc.                 25,525
         217 Sensata Technologies Holding
                N.V. (a)                               11,091
                                               --------------
                                                      163,769
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.1%
         550 Amphenol Corp., Class A                   48,290
          55 Anixter International, Inc. (a)            4,180
         174 Arrow Electronics, Inc. (a)               13,991
         443 Avnet, Inc.                               17,552
         255 AVX Corp.                                  4,412
          94 Badger Meter, Inc.                         4,493
          38 Belden, Inc.                               2,933
         181 Benchmark Electronics, Inc. (a)            5,267


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
         264 CDW Corp.                         $       18,345
         317 Cognex Corp.                              19,388
          60 Coherent, Inc. (a)                        16,933
         263 Control4 Corp. (a)                         7,827
         388 Corning, Inc.                             12,412
         128 CTS Corp.                                  3,296
          27 Dolby Laboratories, Inc., Class A          1,674
          84 ePlus, Inc. (a)                            6,317
         209 Fabrinet (a)                               5,998
         179 FLIR Systems, Inc.                         8,345
         151 II-VI, Inc. (a)                            7,089
         101 Insight Enterprises, Inc. (a)              3,867
          94 IPG Photonics Corp. (a)                   20,128
          60 Itron, Inc. (a)                            4,092
         244 Jabil, Inc.                                6,405
         367 KEMET Corp. (a)                            5,527
          83 Keysight Technologies, Inc. (a)            3,453
          89 Littelfuse, Inc.                          17,606
         146 Methode Electronics, Inc.                  5,855
          29 MTS Systems Corp.                          1,557
         165 National Instruments Corp.                 6,869
         274 PC Connection, Inc.                        7,182
         110 Plexus Corp. (a)                           6,679
          58 Rogers Corp. (a)                           9,391
         208 Sanmina Corp. (a)                          6,864
         142 ScanSource, Inc. (a)                       5,084
         110 SYNNEX Corp.                              14,955
         292 Systemax, Inc.                             9,715
         421 TE Connectivity Ltd.                      40,012
         157 Tech Data Corp. (a)                       15,381
         267 Trimble, Inc. (a)                         10,851
         136 Universal Display Corp.                   23,480
          76 VeriFone Systems, Inc. (a)                 1,346
         247 Vishay Intertechnology, Inc.               5,125
         128 Zebra Technologies Corp.,
                Class A (a)                            13,286
                                               --------------
                                                      453,452
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.3%
         370 Archrock, Inc.                             3,885
         155 C&J Energy Services, Inc. (a)              5,188
         534 Diamond Offshore Drilling,
                Inc. (a)                                9,927
         134 Helmerich & Payne, Inc.                    8,662
         852 McDermott International, Inc. (a)          5,606
         192 Nabors Industries Ltd.                     1,312
          58 Oceaneering International, Inc.            1,226
         333 Patterson-UTI Energy, Inc.                 7,662
         301 Unit Corp. (a)                             6,622
                                               --------------
                                                       50,090
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.2%
          54 Acadia Realty Trust                        1,477
         741 Brixmor Property Group, Inc.              13,827
         738 CBL & Associates Properties,
                Inc. (b)                                4,177


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         229 Chesapeake Lodging Trust          $        6,204
         125 CoreSite Realty Corp.                     14,237
         373 Cousins Properties, Inc.                   3,450
         134 CubeSmart                                  3,875
         118 CyrusOne, Inc.                             7,025
         120 DCT Industrial Trust, Inc.                 7,054
         380 DDR Corp.                                  3,405
         708 DiamondRock Hospitality Co.                7,993
         344 Equity Commonwealth (a)                   10,495
          44 Extra Space Storage, Inc.                  3,848
         291 Franklin Street Properties Corp.           3,125
          94 Gaming and Leisure Properties,
                Inc.                                    3,478
         129 GEO Group (The), Inc.                      3,044
         330 Government Properties Income
                Trust                                   6,118
       1,255 HCP, Inc.                                 32,730
         415 Hersha Hospitality Trust                   7,221
         612 Hospitality Properties Trust              18,268
         138 InfraREIT, Inc.                            2,564
         507 Investors Real Estate Trust                2,880
         525 iStar, Inc. (a)                            5,933
         178 Kimco Realty Corp.                         3,231
         601 LaSalle Hotel Properties                  16,870
          43 Life Storage, Inc.                         3,830
          64 Macerich (The) Co.                         4,204
         130 Mack-Cali Realty Corp.                     2,803
       1,061 Medical Properties Trust, Inc.            14,621
         168 National Retail Properties, Inc.           7,246
         123 Outfront Media, Inc.                       2,854
          85 Pebblebrook Hotel Trust                    3,159
         295 Pennsylvania Real Estate
                Investment Trust                        3,508
         154 Piedmont Office Realty Trust, Inc.,
                Class A                                 3,020
          61 Potlatch Corp.                             3,044
         183 Prologis, Inc.                            11,805
          26 PS Business Parks, Inc.                    3,252
         362 Rayonier, Inc.                            11,450
          54 Rexford Industrial Realty, Inc.            1,575
         211 RLJ Lodging Trust                          4,636
         331 Select Income REIT                         8,318
         534 Senior Housing Properties Trust           10,226
         813 Spirit Realty Capital, Inc.                6,976
          40 Sun Communities, Inc.                      3,711
         190 Tanger Factory Outlet Centers,
                Inc.                                    5,037
          43 Terreno Realty Corp.                       1,508
          80 Tier REIT, Inc.                            1,631
         929 Washington Prime Group, Inc.               6,614
         368 Xenia Hotels & Resorts, Inc.               7,945
                                               --------------
                                                      325,502
                                               --------------
             FOOD & STAPLES RETAILING -- 1.5%
          45 Andersons (The), Inc.                      1,402
          96 Casey's General Stores, Inc.              10,746
         573 CVS Health Corp.                          41,542


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
       2,323 Kroger (The) Co.                  $       63,766
          55 Performance Food Group Co. (a)             1,821
         790 Rite Aid Corp. (a) (b)                     1,556
         294 SpartanNash Co.                            7,844
         165 Sprouts Farmers Market, Inc. (a)           4,018
         143 SUPERVALU, Inc. (a)                        3,089
         186 United Natural Foods, Inc. (a)             9,164
         522 US Foods Holding Corp. (a)                16,667
         151 Walgreens Boots Alliance, Inc.            10,966
         448 Wal-Mart Stores, Inc.                     44,240
                                               --------------
                                                      216,821
                                               --------------
             FOOD PRODUCTS -- 2.1%
       1,096 Archer-Daniels-Midland Co.                43,928
          48 B&G Foods, Inc.                            1,687
         369 Blue Buffalo Pet Products,
                Inc. (a)                               12,099
         670 Bunge Ltd.                                44,944
          64 Calavo Growers, Inc.                       5,402
         247 Campbell Soup Co.                         11,883
         353 Darling Ingredients, Inc. (a)              6,400
         712 Dean Foods Co.                             8,231
         556 Flowers Foods, Inc.                       10,736
         170 Fresh Del Monte Produce, Inc.              8,104
         361 Hormel Foods Corp.                        13,137
         116 Ingredion, Inc.                           16,217
         222 J.M. Smucker (The) Co.                    27,581
          24 John B. Sanfilippo & Son, Inc.             1,518
          29 Lancaster Colony Corp.                     3,747
         490 Pilgrim's Pride Corp. (a)                 15,219
          61 Pinnacle Foods, Inc.                       3,628
          79 Post Holdings, Inc. (a)                    6,259
          48 Sanderson Farms, Inc.                      6,661
         827 Tyson Foods, Inc., Class A                67,045
                                               --------------
                                                      314,426
                                               --------------
             GAS UTILITIES -- 0.6%
         125 Atmos Energy Corp.                        10,736
          39 Chesapeake Utilities Corp.                 3,064
         247 National Fuel Gas Co.                     13,563
         247 New Jersey Resources Corp.                 9,930
          48 Northwest Natural Gas Co.                  2,863
         143 ONE Gas, Inc.                             10,476
         180 Southwest Gas Holdings, Inc.              14,486
         141 Spire, Inc.                               10,596
         223 UGI Corp.                                 10,470
                                               --------------
                                                       86,184
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.6%
          83 ABIOMED, Inc. (a)                         15,555
         313 Align Technology, Inc. (a)                69,545
          27 Anika Therapeutics, Inc. (a)               1,455
          70 AtriCure, Inc. (a)                         1,277
           2 Atrion Corp.                               1,261
          33 Cantel Medical Corp.                       3,395
         205 CryoLife, Inc. (a)                         3,926
          35 Halyard Health, Inc. (a)                   1,616
          47 Hill-Rom Holdings, Inc.                    3,962


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
          75 ICU Medical, Inc. (a)             $       16,200
          33 Inogen, Inc. (a)                           3,930
          56 Insulet Corp. (a)                          3,864
         152 Integer Holdings Corp. (a)                 6,886
          69 Integra LifeSciences Holdings
                Corp. (a)                               3,302
         134 Intuitive Surgical, Inc. (a)              48,902
         165 LeMaitre Vascular, Inc.                    5,254
         146 Merit Medical Systems, Inc. (a)            6,307
          40 Neogen Corp. (a)                           3,288
         390 Novocure Ltd. (a)                          7,878
         276 OraSure Technologies, Inc. (a)             5,205
         142 Quidel Corp. (a)                           6,156
          57 Teleflex, Inc.                            14,183
          46 Varex Imaging Corp. (a)                    1,848
          73 West Pharmaceutical Services, Inc.         7,203
                                               --------------
                                                      242,398
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.8%
         135 AMN Healthcare Services, Inc. (a)          6,649
         123 Anthem, Inc.                              27,676
          47 BioTelemetry, Inc. (a)                     1,405
         602 Centene Corp. (a)                         60,730
           8 Chemed Corp.                               1,944
         807 Community Health Systems,
                Inc. (a)                                3,438
         115 CorVel Corp. (a)                           6,083
         981 DaVita, Inc. (a)                          70,877
          75 Encompass Health Corp. (a)                 3,706
         137 Ensign Group (The), Inc.                   3,041
         920 Express Scripts Holding Co. (a)           68,669
          30 HealthEquity, Inc. (a)                     1,400
         144 Humana, Inc.                              35,722
         154 Laboratory Corp. of America
                Holdings (a)                           24,564
          88 LHC Group, Inc. (a)                        5,390
         134 LifePoint Health, Inc. (a)                 6,673
          72 Magellan Health, Inc. (a)                  6,952
         379 McKesson Corp.                            59,105
         404 MEDNAX, Inc. (a)                          21,590
         124 National HealthCare Corp.                  7,557
         159 Owens & Minor, Inc.                        3,002
         180 Patterson Cos., Inc.                       6,503
         144 Providence Service (The) Corp. (a)         8,545
         249 Quest Diagnostics, Inc.                   24,524
          81 Select Medical Holdings Corp. (a)          1,430
          38 Tivity Health, Inc. (a)                    1,389
         238 UnitedHealth Group, Inc.                  52,469
         157 Universal Health Services, Inc.,
                Class B                                17,796
          81 WellCare Health Plans, Inc. (a)           16,290
                                               --------------
                                                      555,119
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE TECHNOLOGY -- 0.2%
         326 Allscripts Healthcare Solutions,
                Inc. (a)                       $        4,743
         163 Cerner Corp. (a)                          10,985
         134 Medidata Solutions, Inc. (a)               8,492
          93 Teladoc, Inc. (a)                          3,241
          62 Veeva Systems, Inc., Class A (a)           3,427
         198 Vocera Communications, Inc. (a)            5,983
                                               --------------
                                                       36,871
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
         172 Aramark                                    7,351
           9 Biglari Holdings, Inc. (a)                 3,730
          88 Bloomin' Brands, Inc.                      1,878
         237 Boyd Gaming Corp.                          8,307
          97 Brinker International, Inc.                3,767
          29 Buffalo Wild Wings, Inc. (a)               4,534
         463 Caesars Entertainment Corp. (a)            5,857
         147 Cheesecake Factory (The), Inc.             7,082
          55 Choice Hotels International, Inc.          4,268
          30 Churchill Downs, Inc.                      6,981
          69 Cracker Barrel Old Country Store,
                Inc. (b)                               10,963
          44 Darden Restaurants, Inc.                   4,225
          89 Dave & Buster's Entertainment,
                Inc. (a)                                4,910
         125 Denny's Corp. (a)                          1,655
         108 DineEquity, Inc.                           5,479
          35 Domino's Pizza, Inc.                       6,614
         181 Eldorado Resorts, Inc. (a)                 6,000
         503 Hilton Worldwide Holdings, Inc.           40,170
          75 Hyatt Hotels Corp., Class A (a)            5,515
         232 ILG, Inc.                                  6,607
         215 International Speedway Corp.,
                Class A                                 8,568
         265 La Quinta Holdings, Inc. (a)               4,892
         224 Marcus (The) Corp.                         6,126
         317 Marriott International, Inc.,
                Class A                                43,026
          49 Marriott Vacations Worldwide Corp.         6,625
       1,430 MGM Resorts International                 47,748
         216 Norwegian Cruise Line Holdings
                Ltd. (a)                               11,502
         199 Penn National Gaming, Inc. (a)             6,235
         290 Pinnacle Entertainment, Inc. (a)           9,492
          46 Red Robin Gourmet Burgers,
                Inc. (a)                                2,594
         295 Royal Caribbean Cruises Ltd.              35,188
         380 Scientific Games Corp., Class A (a)       19,494
          57 Six Flags Entertainment Corp.              3,794
         142 Texas Roadhouse, Inc.                      7,481
          46 Vail Resorts, Inc.                         9,774
         224 Wendy's (The) Co.                          3,678
         442 Wyndham Worldwide Corp.                   51,215
         391 Wynn Resorts Ltd.                         65,919
                                               --------------
                                                      489,244
                                               --------------


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES -- 2.2%
         476 CalAtlantic Group, Inc.           $       26,842
          42 Cavco Industries, Inc. (a)                 6,409
       1,459 D.R. Horton, Inc.                         74,511
         191 Ethan Allen Interiors, Inc.                5,462
         259 Garmin Ltd.                               15,429
          31 Helen of Troy Ltd. (a)                     2,987
         120 Installed Building Products,
                Inc. (a)                                9,114
          40 iRobot Corp. (a) (b)                       3,068
         256 KB Home                                    8,179
         288 La-Z-Boy, Inc.                             8,985
         219 Leggett & Platt, Inc.                     10,453
         661 Lennar Corp., Class A                     41,802
         160 LGI Homes, Inc. (a) (b)                   12,005
         251 M.D.C. Holdings, Inc.                      8,002
         174 Meritage Homes Corp. (a)                   8,909
           7 NVR, Inc. (a)                             24,557
         638 PulteGroup, Inc.                          21,213
         336 Toll Brothers, Inc.                       16,135
         126 Whirlpool Corp.                           21,249
         202 William Lyon Homes, Class A (a)            5,874
                                               --------------
                                                      331,185
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.0%
          66 Spectrum Brands Holdings, Inc.             7,418
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.3%
         632 Dynegy, Inc. (a)                           7,489
         681 NRG Energy, Inc.                          19,395
         141 TerraForm Power, Inc., Class A (b)         1,686
         933 Vistra Energy Corp. (a)                   17,093
                                               --------------
                                                       45,663
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.2%
          70 Carlisle Cos., Inc.                        7,955
          96 Roper Technologies, Inc.                  24,864
                                               --------------
                                                       32,819
                                               --------------
             INSURANCE -- 4.8%
         286 Aflac, Inc.                               25,105
          19 Alleghany Corp. (a)                       11,326
         253 Allstate (The) Corp.                      26,492
          90 Ambac Financial Group, Inc. (a)            1,438
         107 American Equity Investment Life
                Holding Co.                             3,288
         135 American Financial Group, Inc.            14,653
          39 American National Insurance Co.            5,002
          27 AMERISAFE, Inc.                            1,663
         575 AmTrust Financial Services,
                Inc. (b)                                5,790
         126 Argo Group International
                Holdings Ltd.                           7,768
         114 Arthur J. Gallagher & Co.                  7,214
         191 Aspen Insurance Holdings Ltd.              7,755
         146 Assurant, Inc.                            14,723
         461 Assured Guaranty Ltd.                     15,614
         260 Athene Holding Ltd., Class A (a)          13,445
         305 Axis Capital Holdings Ltd.                15,329
          72 Brown & Brown, Inc.                        3,705


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
         327 Chubb Ltd.                        $       47,785
         749 CNO Financial Group, Inc.                 18,493
         102 Employers Holdings, Inc.                   4,529
          31 Enstar Group Ltd. (a)                      6,223
          29 Erie Indemnity Co., Class A                3,533
          76 Everest Re Group Ltd.                     16,816
          21 FBL Financial Group, Inc., Class A         1,463
         279 First American Financial Corp.            15,635
       1,360 FNF Group                                 53,366
         215 Greenlight Capital Re, Ltd.,
                Class A (a)                             4,322
          36 Hanover Insurance Group (The),
                Inc.                                    3,891
          33 Infinity Property & Casualty Corp.         3,498
          74 James River Group Holdings Ltd.            2,961
         144 Kinsale Capital Group, Inc.                6,480
         317 Lincoln National Corp.                    24,368
         243 Loews Corp.                               12,157
         324 National General Holdings Corp.            6,363
          18 National Western Life Group, Inc.,
                Class A                                 5,958
          27 Navigators Group (The), Inc.               1,315
         708 Old Republic International Corp.          15,137
         128 Primerica, Inc.                           12,998
          57 ProAssurance Corp.                         3,258
         219 Prudential Financial, Inc.                25,181
         100 Reinsurance Group of America, Inc.        15,593
         129 RenaissanceRe Holdings Ltd.               16,201
          61 Safety Insurance Group, Inc.               4,904
          57 Selective Insurance Group, Inc.            3,346
         205 Stewart Information Services Corp.         8,671
         496 Third Point Reinsurance Ltd. (a)           7,266
          88 Torchmark Corp.                            7,982
         380 Travelers (The) Cos., Inc.                51,543
         294 Trupanion, Inc. (a)                        8,605
          34 United Fire Group, Inc.                    1,550
         336 Universal Insurance Holdings, Inc.         9,190
         684 Unum Group                                37,545
         283 Validus Holdings Ltd.                     13,278
         209 W. R. Berkley Corp.                       14,975
           4 White Mountains Insurance Group
                Ltd.                                    3,405
         886 XL Group Ltd.                             31,152
                                               --------------
                                                      711,246
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.1%
          81 Expedia, Inc.                              9,701
       2,472 Liberty Interactive Corp. QVC
                Group, Class A (a)                     60,366
         502 Liberty TripAdvisor Holdings, Inc.,
                Class A (a)                             4,731
         322 Netflix, Inc. (a)                         61,811
          83 Nutrisystem, Inc.                          4,366
          93 PetMed Express, Inc.                       4,232
         207 Wayfair, Inc., Class A (a)                16,616
                                               --------------
                                                      161,823
                                               --------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET SOFTWARE & SERVICES
                -- 2.2%
         111 2U, Inc. (a)                      $        7,161
         286 Akamai Technologies, Inc. (a)             18,601
         137 Alarm.com Holdings, Inc. (a)               5,172
          12 Alphabet, Inc., Class A (a)               12,641
         162 Appfolio, Inc., Class A (a)                6,723
          84 Apptio, Inc., Class A (a)                  1,976
         306 Blucora, Inc. (a)                          6,763
         160 Box, Inc., Class A (a)                     3,379
          16 Cimpress N.V. (a)                          1,918
         217 CommerceHub, Inc., Series C (a)            4,468
          26 CoStar Group, Inc. (a)                     7,721
       1,514 eBay, Inc. (a)                            57,138
         189 Endurance International Group
                Holdings, Inc. (a)                      1,588
         152 Envestnet, Inc. (a)                        7,577
         276 Etsy, Inc. (a)                             5,644
         272 Facebook, Inc., Class A (a)               47,997
         195 Five9, Inc. (a)                            4,852
          80 GoDaddy, Inc., Class A (a)                 4,022
         132 Gogo, Inc. (a) (b)                         1,489
         264 GrubHub, Inc. (a)                         18,955
         146 GTT Communications, Inc. (a)               6,855
         457 Hortonworks, Inc. (a)                      9,190
         119 IAC/InterActiveCorp (a)                   14,551
         141 Instructure, Inc. (a)                      4,667
         343 LivePerson, Inc. (a)                       3,944
          31 LogMeIn, Inc.                              3,549
         200 Match Group, Inc. (a) (b)                  6,262
          93 New Relic, Inc. (a)                        5,373
          69 Nutanix, Inc., Class A (a) (b)             2,434
         111 Q2 Holdings, Inc. (a)                      4,090
         198 Quotient Technology, Inc. (a)              2,327
          38 Stamps.com, Inc. (a)                       7,144
         126 Trade Desk (The), Inc.,
                Class A (a) (b)                         5,762
          99 VeriSign, Inc. (a)                        11,330
         186 Web.com Group, Inc. (a)                    4,055
         107 Yelp, Inc. (a)                             4,490
          87 Zillow Group, Inc., Class C (a)            3,560
                                               --------------
                                                      325,368
                                               --------------
             IT SERVICES -- 4.0%
          87 Accenture PLC, Class A                    13,319
          93 Booz Allen Hamilton Holding Corp.          3,546
         173 Broadridge Financial Solutions,
                Inc.                                   15,670
          34 CACI International, Inc.,
                Class A (a)                             4,500
         269 Cardtronics PLC, Class A (a)               4,982
         803 Cognizant Technology Solutions
                Corp., Class A                         57,029
         299 Convergys Corp.                            7,026
          75 CoreLogic, Inc. (a)                        3,466
          78 CSG Systems International, Inc.            3,418
         324 CSRA, Inc.                                 9,694
         318 DST Systems, Inc.                         19,738


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES (CONTINUED)
         407 DXC Technology Co.                $       38,624
         119 EPAM Systems, Inc. (a)                    12,784
         110 Euronet Worldwide, Inc. (a)                9,270
          27 ExlService Holdings, Inc. (a)              1,629
         375 Fidelity National Information
                Services, Inc.                         35,284
         386 First Data Corp., Class A (a)              6,450
          93 Gartner, Inc. (a)                         11,453
         363 Genpact Ltd.                              11,522
         161 International Business Machines
                Corp.                                  24,701
          34 Jack Henry & Associates, Inc.              3,977
         236 Leidos Holdings, Inc.                     15,239
          70 ManTech International Corp.,
                Class A                                 3,513
         330 Mastercard, Inc., Class A                 49,949
         163 MAXIMUS, Inc.                             11,668
         910 PayPal Holdings, Inc. (a)                 66,994
         606 Square, Inc., Class A (a)                 21,010
         265 Sykes Enterprises, Inc. (a)                8,334
         890 Total System Services, Inc.               70,390
          99 Vantiv, Inc., Class A (a)                  7,281
         332 Visa, Inc., Class A                       37,855
                                               --------------
                                                      590,315
                                               --------------
             LEISURE PRODUCTS -- 0.4%
         349 Acushnet Holdings Corp.                    7,357
         507 American Outdoor Brands Corp. (a)          6,510
         250 Brunswick Corp.                           13,805
         537 Callaway Golf Co.                          7,480
         106 Johnson Outdoors, Inc., Class A            6,582
         900 Mattel, Inc.                              13,842
         120 Sturm Ruger & Co., Inc.                    6,702
                                               --------------
                                                       62,278
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.8%
          57 Bio-Techne Corp.                           7,384
         351 Bruker Corp.                              12,046
         129 Charles River Laboratories
                International, Inc. (a)                14,119
          48 Medpace Holdings, Inc. (a)                 1,741
          56 Mettler-Toledo International,
                Inc. (a)                               34,693
         695 NeoGenomics, Inc. (a)                      6,158
          51 PerkinElmer, Inc.                          3,729
         137 PRA Health Sciences, Inc. (a)             12,477
         123 Thermo Fisher Scientific, Inc.            23,355
                                               --------------
                                                      115,702
                                               --------------
             MACHINERY -- 2.5%
          94 AGCO Corp.                                 6,714
          57 Alamo Group, Inc.                          6,434
          81 Albany International Corp.,
                Class A                                 4,977
         186 Allison Transmission Holdings,
                Inc.                                    8,011
         200 American Railcar Industries, Inc.          8,328
          55 Astec Industries, Inc.                     3,217
         110 Barnes Group, Inc.                         6,960


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
         330 Briggs & Stratton Corp.           $        8,372
         168 Colfax Corp. (a)                           6,656
         138 Cummins, Inc.                             24,376
          75 Donaldson Co., Inc.                        3,671
         157 Douglas Dynamics, Inc.                     5,935
          38 EnPro Industries, Inc.                     3,553
         330 Fortive Corp.                             23,875
          35 Franklin Electric Co., Inc.                1,607
          46 Global Brass & Copper Holdings,
                Inc.                                    1,523
          47 Gorman-Rupp (The) Co.                      1,467
         336 Graco, Inc.                               15,194
         161 Greenbrier (The) Cos., Inc.                8,581
         370 Harsco Corp. (a)                           6,901
          39 Hillenbrand, Inc.                          1,743
          40 Hyster-Yale Materials Handling,
                Inc.                                    3,406
          87 IDEX Corp.                                11,481
         315 ITT, Inc.                                 16,812
          30 John Bean Technologies Corp.               3,324
          63 Kadant, Inc.                               6,325
          38 Lincoln Electric Holdings, Inc.            3,480
          54 Lydall, Inc. (a)                           2,741
         179 Meritor, Inc. (a)                          4,199
          27 Middleby (The) Corp. (a)                   3,644
          44 Mueller Industries, Inc.                   1,559
         175 Navistar International Corp. (a)           7,504
          29 Nordson Corp.                              4,246
          84 Oshkosh Corp.                              7,635
         322 PACCAR, Inc.                              22,888
          58 Proto Labs, Inc. (a)                       5,974
          37 RBC Bearings, Inc. (a)                     4,677
          61 Rexnord Corp. (a)                          1,587
          93 Snap-on, Inc.                             16,210
          15 Standex International Corp.                1,528
          78 Stanley Black & Decker, Inc.              13,236
         144 Sun Hydraulics Corp.                       9,315
         215 Timken (The) Co.                          10,567
          56 Toro (The) Co.                             3,653
         548 Trinity Industries, Inc.                  20,528
         136 Wabash National Corp.                      2,951
          24 WABCO Holdings, Inc. (a)                   3,444
          46 Wabtec Corp.                               3,746
          22 Watts Water Technologies, Inc.,
                Class A                                 1,671
         134 Welbilt, Inc. (a)                          3,150
          90 Woodward, Inc.                             6,889
                                               --------------
                                                      366,465
                                               --------------
             MARINE -- 0.1%
          94 Kirby Corp. (a)                            6,279
         165 Matson, Inc.                               4,924
                                               --------------
                                                       11,203
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA -- 1.6%
         422 AMC Entertainment Holdings,
                Inc., Class A (b)              $        6,372
         179 AMC Networks, Inc., Class A (a)            9,680
          10 Cable One, Inc.                            7,033
         128 Charter Communications, Inc.,
                Class A (a)                            43,003
         385 Cinemark Holdings, Inc.                   13,406
         821 Discovery Communications, Inc.,
                Class A (a)                            18,374
         243 E.W. Scripps (The) Co., Class A (a)        3,798
         688 Gannett Co., Inc.                          7,974
         395 Gray Television, Inc. (a)                  6,616
         335 Interpublic Group of Cos. (The),
                Inc.                                    6,754
          29 John Wiley & Sons, Inc., Class A           1,907
         400 Live Nation Entertainment, Inc. (a)       17,028
          49 Madison Square Garden (The) Co.,
                Class A (a)                            10,332
         112 Meredith Corp.                             7,398
         209 New Media Investment Group, Inc.           3,507
         237 New York Times (The) Co., Class A          4,384
         125 Scholastic Corp.                           5,014
         116 TEGNA, Inc.                                1,633
       2,092 Viacom, Inc., Class B                     64,454
          65 World Wrestling Entertainment,
                Inc., Class A                           1,988
                                               --------------
                                                      240,655
                                               --------------
             METALS & MINING -- 1.4%
         224 Alcoa Corp. (a)                           12,067
         129 Carpenter Technology Corp.                 6,578
         280 Century Aluminum Co. (a)                   5,499
         674 Coeur Mining, Inc. (a)                     5,055
         325 Commercial Metals Co.                      6,929
          72 Compass Minerals International,
                Inc.                                    5,202
         827 Freeport-McMoRan, Inc. (a)                15,680
       1,234 Hecla Mining Co.                           4,899
          30 Kaiser Aluminum Corp.                      3,205
         108 Materion Corp.                             5,249
       1,039 Nucor Corp.                               66,060
         229 Reliance Steel & Aluminum Co.             19,646
          40 Royal Gold, Inc.                           3,285
         274 Schnitzer Steel Industries, Inc.,
                Class A                                 9,179
         304 Steel Dynamics, Inc.                      13,111
         407 United States Steel Corp.                 14,322
         101 Worthington Industries, Inc.               4,450
                                               --------------
                                                      200,416
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.8%
         807 AGNC Investment Corp.                     16,293
         288 ARMOUR Residential REIT, Inc.              7,408
         481 Capstead Mortgage Corp.                    4,161
         924 Chimera Investment Corp.                  17,076
         452 Invesco Mortgage Capital, Inc.             8,059
         337 Ladder Capital Corp.                       4,593


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
       1,989 MFA Financial, Inc.               $       15,753
         399 MTGE Investment Corp.                      7,382
         624 New Residential Investment Corp.          11,157
         755 New York Mortgage Trust, Inc.              4,658
         445 PennyMac Mortgage Investment
                Trust                                   7,151
         481 Starwood Property Trust, Inc.             10,269
         423 Two Harbors Investment Corp.               6,878
                                               --------------
                                                      120,838
                                               --------------
             MULTILINE RETAIL -- 1.2%
         116 Big Lots, Inc.                             6,513
         138 Dillard's, Inc., Class A (b)               8,287
         288 Dollar General Corp.                      26,787
         134 Dollar Tree, Inc. (a)                     14,379
       1,626 J.C. Penney Co., Inc. (a)                  5,138
         381 Kohl's Corp.                              20,662
         799 Macy's, Inc.                              20,127
         147 Nordstrom, Inc.                            6,965
         134 Ollie's Bargain Outlet Holdings,
                Inc. (a)                                7,135
         987 Target Corp.                              64,402
                                               --------------
                                                      180,395
                                               --------------
             MULTI-UTILITIES -- 2.3%
         805 Ameren Corp.                              47,487
         101 Black Hills Corp.                          6,071
         399 CenterPoint Energy, Inc.                  11,316
         251 CMS Energy Corp.                          11,872
         577 Consolidated Edison, Inc.                 49,016
         434 DTE Energy Co.                            47,506
         403 MDU Resources Group, Inc.                 10,833
         408 NiSource, Inc.                            10,473
         109 NorthWestern Corp.                         6,507
         756 Public Service Enterprise Group,
                Inc.                                   38,934
         359 SCANA Corp.                               14,281
         408 Sempra Energy                             43,623
          93 Unitil Corp.                               4,243
         160 Vectren Corp.                             10,403
         371 WEC Energy Group, Inc.                    24,646
                                               --------------
                                                      337,211
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.3%
         112 Andeavor                                  12,806
         879 Antero Resources Corp. (a)                16,701
          65 Arch Coal, Inc., Class A                   6,055
          78 Cheniere Energy, Inc. (a)                  4,200
         397 Chevron Corp.                             49,700
          30 Cimarex Energy Co.                         3,660
         989 CNX Resources Corp. (a)                   14,469
         265 Concho Resources, Inc. (a)                39,808
       1,586 Devon Energy Corp.                        65,660
          36 Diamondback Energy, Inc. (a)               4,545
         191 Energen Corp. (a)                         10,996


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         949 EP Energy Corp., Class A (a) (b)  $        2,240
         285 Exxon Mobil Corp.                         23,837
         307 Green Plains, Inc.                         5,173
       1,138 Halcon Resources Corp. (a)                 8,615
         290 HollyFrontier Corp.                       14,854
         605 Kinder Morgan, Inc.                       10,932
         119 Laredo Petroleum, Inc. (a)                 1,263
         415 Marathon Petroleum Corp.                  27,382
         228 Matador Resources Co. (a)                  7,098
         524 Murphy Oil Corp.                          16,270
         470 Newfield Exploration Co. (a)              14,819
         679 Oasis Petroleum, Inc. (a)                  5,710
          74 Par Pacific Holdings, Inc. (a)             1,427
         126 PDC Energy, Inc. (a)                       6,494
         722 QEP Resources, Inc. (a)                    6,910
         712 Range Resources Corp.                     12,147
         321 Ring Energy, Inc. (a)                      4,462
         349 SM Energy Co.                              7,706
         757 Valero Energy Corp.                       69,576
         182 World Fuel Services Corp.                  5,121
         909 WPX Energy, Inc. (a)                      12,790
                                               --------------
                                                      493,426
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.4%
         133 Boise Cascade Co.                          5,307
         126 Clearwater Paper Corp. (a)                 5,720
         179 Domtar Corp.                               8,864
         216 KapStone Paper and Packaging
                Corp.                                   4,901
         646 Louisiana-Pacific Corp. (a)               16,964
          54 Neenah, Inc.                               4,895
         238 P.H. Glatfelter Co.                        5,103
         150 Schweitzer-Mauduit International,
                Inc.                                    6,804
                                               --------------
                                                       58,558
                                               --------------
             PERSONAL PRODUCTS -- 0.3%
         144 Edgewell Personal Care Co. (a)             8,552
         108 Estee Lauder (The) Cos., Inc.,
                Class A                                13,742
         103 Herbalife Ltd. (a)                         6,975
         112 Inter Parfums, Inc.                        4,867
         171 Nu Skin Enterprises, Inc., Class A        11,667
          81 USANA Health Sciences, Inc. (a)            5,998
                                               --------------
                                                       51,801
                                               --------------
             PHARMACEUTICALS -- 1.3%
         285 Allergan PLC                              46,620
         548 Bristol-Myers Squibb Co.                  33,582
         436 Catalent, Inc. (a)                        17,911
         402 Corcept Therapeutics, Inc. (a)             7,260
         109 Innoviva, Inc. (a)                         1,547
         199 Intersect ENT, Inc. (a)                    6,448
         168 Lannett Co., Inc. (a) (b)                  3,898
       1,485 Mylan N.V. (a)                            62,830
         145 Nektar Therapeutics (a)                    8,659
         287 Omeros Corp. (a)                           5,576


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS (CONTINUED)
          42 Phibro Animal Health Corp.,
                Class A                        $        1,407
          78 Supernus Pharmaceuticals, Inc. (a)         3,108
                                               --------------
                                                      198,846
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
         286 CBIZ, Inc. (a)                             4,419
          63 Exponent, Inc.                             4,479
          88 FTI Consulting, Inc. (a)                   3,780
          87 ICF International, Inc. (a)                4,567
         142 Insperity, Inc.                            8,144
         308 Kelly Services, Inc., Class A              8,399
         118 Korn/Ferry International                   4,883
          60 ManpowerGroup, Inc.                        7,567
         458 Navigant Consulting, Inc. (a)              8,890
          57 On Assignment, Inc. (a)                    3,663
         138 Robert Half International, Inc.            7,665
         295 TransUnion (a)                            16,213
         184 TriNet Group, Inc. (a)                     8,159
         345 TrueBlue, Inc. (a)                         9,487
                                               --------------
                                                      100,315
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.4%
         615 CBRE Group, Inc., Class A (a)             26,636
         156 HFF, Inc., Class A                         7,588
         114 Jones Lang LaSalle, Inc.                  16,978
         423 Realogy Holdings Corp.                    11,209
                                               --------------
                                                       62,411
                                               --------------
             ROAD & RAIL -- 1.1%
          37 AMERCO                                    13,983
         186 ArcBest Corp.                              6,649
         204 Avis Budget Group, Inc. (a)                8,952
         215 CSX Corp.                                 11,827
         142 Genesee & Wyoming, Inc.,
                Class A (a)                            11,180
         124 Heartland Express, Inc.                    2,894
          70 Hertz Global Holdings, Inc. (a)            1,547
         157 J.B. Hunt Transport Services, Inc.        18,052
         107 Kansas City Southern                      11,259
          35 Landstar System, Inc.                      3,644
         301 Marten Transport Ltd.                      6,110
          88 Norfolk Southern Corp.                    12,751
         159 Old Dominion Freight Line, Inc.           20,916
         165 Ryder System, Inc.                        13,888
         124 Saia, Inc. (a)                             8,773
         183 Schneider National, Inc., Class B          5,226
         127 Werner Enterprises, Inc.                   4,909
                                               --------------
                                                      162,560
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.7%
          76 Advanced Energy Industries,
                Inc. (a)                                5,129
         733 Amkor Technology, Inc. (a)                 7,367
         135 Analog Devices, Inc.                      12,019
       1,118 Applied Materials, Inc.                   57,152


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
         283 Axcelis Technologies, Inc. (a)    $        8,122
         255 Brooks Automation, Inc.                    6,082
          39 Cabot Microelectronics Corp.               3,669
          53 Cavium, Inc. (a)                           4,443
         928 Cypress Semiconductor Corp.               14,143
         103 Diodes, Inc. (a)                           2,953
         604 Entegris, Inc.                            18,392
         459 FormFactor, Inc. (a)                       7,183
         132 Integrated Device Technology,
                Inc. (a)                                3,924
       1,530 Intel Corp.                               70,625
         219 KLA-Tencor Corp.                          23,010
         315 Lam Research Corp.                        57,982
         195 Marvell Technology Group Ltd.              4,187
         649 Microchip Technology, Inc.                57,034
       1,482 Micron Technology, Inc. (a)               60,940
         135 Microsemi Corp. (a)                        6,973
         184 MKS Instruments, Inc.                     17,388
          98 Monolithic Power Systems, Inc.            11,011
         108 Nanometrics, Inc. (a)                      2,691
         326 NVIDIA Corp.                              63,081
         946 ON Semiconductor Corp. (a)                19,809
         148 Qorvo, Inc. (a)                            9,857
         450 QUALCOMM, Inc.                            28,809
         116 Rambus, Inc. (a)                           1,650
         177 Rudolph Technologies, Inc. (a)             4,230
          42 Semtech Corp. (a)                          1,436
          39 Silicon Laboratories, Inc. (a)             3,444
         159 Synaptics, Inc. (a)                        6,350
         469 Teradyne, Inc.                            19,637
         260 Texas Instruments, Inc.                   27,154
         253 Ultra Clean Holdings, Inc. (a)             5,842
         359 Versum Materials, Inc.                    13,588
         328 Xilinx, Inc.                              22,114
                                               --------------
                                                      689,420
                                               --------------
             SOFTWARE -- 3.8%
         903 Activision Blizzard, Inc.                 57,178
         156 Adobe Systems, Inc. (a)                   27,337
         111 Aspen Technology, Inc. (a)                 7,348
          80 Blackbaud, Inc.                            7,559
         146 Bottomline Technologies (de),
                Inc. (a)                                5,063
          62 BroadSoft, Inc. (a)                        3,404
       1,047 CA, Inc.                                  34,844
         353 Cadence Design Systems, Inc. (a)          14,763
          24 Ebix, Inc.                                 1,902
         296 Electronic Arts, Inc. (a)                 31,098
         175 Everbridge, Inc. (a)                       5,201
         180 Guidewire Software, Inc. (a)              13,367
          74 HubSpot, Inc. (a)                          6,542
         164 Intuit, Inc.                              25,876
         187 Paycom Software, Inc. (a)                 15,022
          31 Paylocity Holding Corp. (a)                1,462
         182 Pegasystems, Inc.                          8,581
         121 Progress Software Corp.                    5,151
          80 Proofpoint, Inc. (a)                       7,105


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
          90 Qualys, Inc. (a)                  $        5,342
          88 Rapid7, Inc. (a)                           1,642
         116 RealPage, Inc. (a)                         5,139
         421 Red Hat, Inc. (a)                         50,562
         148 RingCentral, Inc., Class A (a)             7,163
         250 salesforce.com, Inc. (a)                  25,558
         396 ServiceNow, Inc. (a)                      51,634
         106 Splunk, Inc. (a)                           8,781
         260 SS&C Technologies Holdings, Inc.          10,525
         434 Synopsys, Inc. (a)                        36,994
         187 Tableau Software, Inc., Class A (a)       12,940
         171 Take-Two Interactive Software,
                Inc. (a)                               18,772
         156 TiVo Corp.                                 2,434
          20 Tyler Technologies, Inc. (a)               3,541
         111 Varonis Systems, Inc. (a)                  5,389
         128 VMware, Inc., Class A (a) (b)             16,041
         222 Workday, Inc., Class A (a)                22,586
         148 Workiva, Inc. (a)                          3,167
         409 Zynga, Inc., Class A (a)                   1,636
                                               --------------
                                                      568,649
                                               --------------
             SPECIALTY RETAIL -- 3.0%
         142 Aaron's, Inc.                              5,659
         429 Abercrombie & Fitch Co., Class A           7,477
         106 Advance Auto Parts, Inc.                  10,567
         541 American Eagle Outfitters, Inc.           10,171
          76 Asbury Automotive Group, Inc. (a)          4,864
         367 AutoNation, Inc. (a) (b)                  18,838
          20 AutoZone, Inc. (a)                        14,227
         742 Bed Bath & Beyond, Inc.                   16,317
         818 Best Buy Co., Inc.                        56,008
         459 Buckle (The), Inc. (b)                    10,901
          73 Burlington Stores, Inc. (a)                8,981
         152 Caleres, Inc.                              5,089
         865 Chico's FAS, Inc.                          7,629
          39 Children's Place (The), Inc.               5,669
         274 Conn's, Inc. (a)                           9,741
         287 Dick's Sporting Goods, Inc.                8,248
         360 DSW, Inc., Class A                         7,708
         114 Five Below, Inc. (a)                       7,560
         495 Foot Locker, Inc.                         23,206
         375 GameStop Corp., Class A (b)                6,731
         592 Gap (The), Inc.                           20,164
          85 Group 1 Automotive, Inc.                   6,032
         214 Home Depot (The), Inc.                    40,559
         279 L Brands, Inc.                            16,801
          26 Lithia Motors, Inc., Class A               2,953
         199 Lumber Liquidators Holdings,
                Inc. (a)                                6,247
         487 Michaels (The) Cos., Inc. (a)             11,781
          28 Monro Inc.                                 1,595
          67 Murphy USA, Inc. (a)                       5,384
       1,705 Office Depot, Inc.                         6,036
         292 Penske Automotive Group, Inc.             13,972
         159 Sally Beauty Holdings, Inc. (a)            2,983


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL (CONTINUED)
         262 Signet Jewelers Ltd.              $       14,816
         150 Sleep Number Corp. (a)                     5,639
         379 Sonic Automotive, Inc., Class A            6,993
         165 Tractor Supply Co.                        12,334
         324 Urban Outfitters, Inc. (a)                11,359
         351 Williams-Sonoma, Inc.                     18,147
                                               --------------
                                                      449,386
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.9%
          75 Apple, Inc.                               12,692
       3,168 Hewlett Packard Enterprise Co.            45,492
         186 NCR Corp. (a)                              6,322
         387 Pure Storage, Inc., Class A (a)            6,138
         210 Seagate Technology PLC                     8,786
         350 Super Micro Computer, Inc. (a)             7,324
         539 Western Digital Corp.                     42,867
                                               --------------
                                                      129,621
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.6%
          71 Carter's, Inc.                             8,342
         170 Columbia Sportswear Co.                   12,220
          53 G-III Apparel Group Ltd. (a)               1,955
         282 Hanesbrands, Inc.                          5,897
          73 Oxford Industries, Inc.                    5,489
          83 PVH Corp.                                 11,388
          72 Steven Madden Ltd. (a)                     3,362
         867 Tapestry, Inc.                            38,347
         211 Under Armour, Inc., Class A (a)            3,045
                                               --------------
                                                       90,045
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.8%
          93 Beneficial Bancorp, Inc.                   1,530
         163 BofI Holding, Inc. (a) (b)                 4,874
         344 Essent Group Ltd. (a)                     14,936
         107 Federal Agricultural Mortgage
                Corp., Class C                          8,372
         130 Flagstar Bancorp, Inc. (a)                 4,865
         172 HomeStreet, Inc. (a)                       4,979
          31 LendingTree, Inc. (a)                     10,554
          83 Meridian Bancorp, Inc.                     1,710
         835 MGIC Investment Corp. (a)                 11,782
         417 Nationstar Mortgage Holdings,
                Inc. (a)                                7,714
         811 New York Community Bancorp,
                Inc.                                   10,559
         375 NMI Holdings, Inc., Class A (a)            6,375
          90 Northwest Bancshares, Inc.                 1,506
          56 OceanFirst Financial Corp.                 1,470
          58 Provident Financial Services, Inc.         1,564
         372 Radian Group, Inc.                         7,667
          84 United Financial Bancorp, Inc.             1,482
         119 Walker & Dunlop, Inc. (a)                  5,653
          92 Washington Federal, Inc.                   3,151
          31 WSFS Financial Corp.                       1,483
                                               --------------
                                                      112,226
                                               --------------


Page 24                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TOBACCO -- 0.0%
          54 Universal Corp.                   $        2,835
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.8%
         327 Air Lease Corp.                           15,725
         348 Aircastle Ltd.                             8,140
          94 Applied Industrial Technologies,
                Inc.                                    6,401
          30 Beacon Roofing Supply, Inc. (a)            1,913
         145 BMC Stock Holdings, Inc. (a)               3,668
         218 GMS, Inc. (a)                              8,205
          53 H&E Equipment Services, Inc.               2,154
         388 HD Supply Holdings, Inc. (a)              15,532
          28 Kaman Corp.                                1,648
          42 MSC Industrial Direct Co., Inc.,
                Class A                                 4,060
         100 Rush Enterprises, Inc., Class A (a)        5,081
         107 SiteOne Landscape Supply, Inc. (a)         8,207
          46 Triton International Ltd.                  1,723
         101 United Rentals, Inc. (a)                  17,363
          39 W.W. Grainger, Inc.                        9,214
          53 WESCO International, Inc. (a)              3,612
                                               --------------
                                                      112,646
                                               --------------
             WATER UTILITIES -- 0.0%
          82 SJW Group                                  5,234
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.3%
         362 Boingo Wireless, Inc. (a)                  8,145
         208 Shenandoah Telecommunications
                Co.                                     7,031
         278 Telephone & Data Systems, Inc.             7,728
         189 T-Mobile US, Inc. (a)                     12,003
         175 United States Cellular Corp. (a)           6,585
                                               --------------
                                                       41,492
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         14,780,077
             (Cost $13,028,312)                --------------

             MONEY MARKET FUNDS -- 0.9%
      40,311 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.24% (d) (e)                          40,311
      97,868 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.19% (d)                      97,868
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.9%                               138,179
             (Cost $138,179)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.5%
$     73,305 RBC Capital Markets LLC,
                1.35% (d), dated 12/29/17, due
                01/02/18, with a maturity value
                of $73,315. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.375% to 2.250%, due
                09/30/18 to 03/31/21. The value
                of the collateral including
                accrued interest is
                $75,070. (e)                   $       73,305
             (Cost $73,305)                    --------------

             TOTAL INVESTMENTS -- 101.4%           14,991,561
             (Cost $13,239,796) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.4)%                (208,163)
                                               --------------
             NET ASSETS -- 100.0%              $   14,783,398
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $109,630 and the total value of the collateral held by the Fund is $113,616.

(c) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the fiscal year ended December 31, 2017, the Fund received 1 PIK shares of Summit Materials, Inc., Class A.

(d)   Rate shown reflects yield as of December 31, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $13,338,622. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,948,263 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $295,324. The net unrealized appreciation was $1,652,939.


                        See Notes to Financial Statements                Page 25

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $   14,780,077     $           --     $           --
Money Market
   Funds                  138,179                 --                 --
Repurchase
   Agreements                  --             73,305                 --
                   ----------------------------------------------------
Total Investments  $   14,918,256     $       73,305     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      109,630
Non-cash Collateral(2)                               (109,630)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       73,305
Non-cash Collateral(4)                                (73,305)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 26                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.6%
       2,365 Arconic, Inc.                     $       64,446
         204 Boeing (The) Co.                          60,162
         301 General Dynamics Corp.                    61,238
         415 Harris Corp.                              58,785
         251 Huntington Ingalls Industries,
                Inc.                                   59,161
         307 L3 Technologies, Inc.                     60,740
         185 Lockheed Martin Corp.                     59,394
         193 Northrop Grumman Corp.                    59,234
         313 Raytheon Co.                              58,797
         445 Rockwell Collins, Inc.                    60,351
       1,084 Textron, Inc.                             61,343
         216 TransDigm Group, Inc.                     59,318
         474 United Technologies Corp.                 60,468
                                               --------------
                                                      783,437
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.8%
         694 C.H. Robinson Worldwide, Inc.             61,829
         929 Expeditors International of
                Washington, Inc.                       60,097
         249 FedEx Corp.                               62,135
         507 United Parcel Service, Inc.,
                Class B                                60,409
                                               --------------
                                                      244,470
                                               --------------
             AIRLINES -- 1.0%
         845 Alaska Air Group, Inc.                    62,116
       1,172 American Airlines Group, Inc.             60,979
       1,067 Delta Air Lines, Inc.                     59,752
         925 Southwest Airlines Co.                    60,542
         938 United Continental Holdings,
                Inc. (a)                               63,221
                                               --------------
                                                      306,610
                                               --------------
             AUTO COMPONENTS -- 0.4%
       1,161 BorgWarner, Inc.                          59,316
         347 Lear Corp.                                61,301
                                               --------------
                                                      120,617
                                               --------------
             AUTOMOBILES -- 0.8%
       4,756 Ford Motor Co.                            59,402
       1,461 General Motors Co.                        59,886
       1,186 Harley-Davidson, Inc.                     60,344
         174 Tesla, Inc. (a)                           54,175
                                               --------------
                                                      233,807
                                               --------------
             BANKS -- 3.6%
       2,060 Bank of America Corp.                     60,811
       1,208 BB&T Corp.                                60,062
         800 Citigroup, Inc.                           59,528
       1,435 Citizens Financial Group, Inc.            60,241
         702 Comerica, Inc.                            60,941
       1,993 Fifth Third Bancorp                       60,468
         683 First Republic Bank                       59,175
       4,104 Huntington Bancshares, Inc.               59,754
         564 JPMorgan Chase & Co.                      60,314
       3,028 KeyCorp                                   61,075
         350 M&T Bank Corp.                            59,846
         413 PNC Financial Services Group
                (The), Inc.                            59,592


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
       3,495 Regions Financial Corp.           $       60,394
         921 SunTrust Banks, Inc.                      59,487
         252 SVB Financial Group (a)                   58,910
       1,098 U.S. Bancorp                              58,831
         999 Wells Fargo & Co.                         60,609
       1,196 Zions Bancorporation                      60,793
                                               --------------
                                                    1,080,831
                                               --------------
             BEVERAGES -- 1.4%
         898 Brown-Forman Corp., Class B               61,666
       1,295 Coca-Cola (The) Co.                       59,415
         267 Constellation Brands, Inc.,
                Class A                                61,028
         637 Dr Pepper Snapple Group, Inc.             61,827
         750 Molson Coors Brewing Co.,
                Class B                                61,552
         935 Monster Beverage Corp. (a)                59,176
         502 PepsiCo, Inc.                             60,200
                                               --------------
                                                      424,864
                                               --------------
             BIOTECHNOLOGY -- 1.9%
         614 AbbVie, Inc.                              59,380
         517 Alexion Pharmaceuticals, Inc. (a)         61,828
         338 Amgen, Inc.                               58,778
         182 Biogen, Inc. (a)                          57,980
         643 BioMarin Pharmaceutical, Inc. (a)         57,336
         547 Celgene Corp. (a)                         57,085
         792 Gilead Sciences, Inc.                     56,739
         621 Incyte Corp. (a)                          58,815
         154 Regeneron Pharmaceuticals, Inc. (a)       57,898
         410 Vertex Pharmaceuticals, Inc. (a)          61,442
                                               --------------
                                                      587,281
                                               --------------
             BUILDING PRODUCTS -- 0.6%
         901 Fortune Brands Home & Security,
                Inc.                                   61,664
       1,606 Johnson Controls International
                PLC                                    61,205
       1,414 Masco Corp.                               62,131
                                               --------------
                                                      185,000
                                               --------------
             CAPITAL MARKETS -- 4.6%
         301 Affiliated Managers Group, Inc.           61,780
         356 Ameriprise Financial, Inc.                60,331
       1,104 Bank of New York Mellon (The)
                Corp.                                  59,462
         117 BlackRock, Inc.                           60,104
         473 Cboe Global Markets, Inc.                 58,931
       1,167 Charles Schwab (The) Corp.                59,949
         396 CME Group, Inc.                           57,836
       1,200 E*TRADE Financial Corp. (a)               59,484
       1,377 Franklin Resources, Inc.                  59,665
         233 Goldman Sachs Group (The), Inc.           59,359
         849 Intercontinental Exchange, Inc.           59,905
       1,637 Invesco Ltd.                              59,816
         397 Moody's Corp.                             58,601
       1,127 Morgan Stanley                            59,134
         468 MSCI, Inc.                                59,221
         772 Nasdaq, Inc.                              59,313


                        See Notes to Financial Statements                Page 27

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
         612 Northern Trust Corp.              $       61,133
         678 Raymond James Financial, Inc.             60,545
         354 S&P Global, Inc.                          59,968
         836 SEI Investments Co.                       60,075
         607 State Street Corp.                        59,249
         583 T. Rowe Price Group, Inc.                 61,174
       1,151 TD Ameritrade Holding Corp.               58,851
                                               --------------
                                                    1,373,886
                                               --------------
             CHEMICALS -- 2.6%
         373 Air Products and Chemicals, Inc.          61,202
         462 Albemarle Corp.                           59,085
         562 Celanese Corp., Series A                  60,179
       1,246 Chemours (The) Co.                        62,375
         663 Eastman Chemical Co.                      61,420
         443 Ecolab, Inc.                              59,442
         649 FMC Corp.                                 61,434
         388 International Flavors & Fragrances,
                Inc.                                   59,213
         564 LyondellBasell Industries N.V.,
                Class A                                62,220
       2,401 Mosaic (The) Co.                          61,610
         520 PPG Industries, Inc.                      60,746
         148 Sherwin-Williams (The) Co.                60,686
         594 Westlake Chemical Corp.                   63,279
                                               --------------
                                                      792,891
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.8%
         379 Cintas Corp.                              59,060
         905 Republic Services, Inc.                   61,187
       1,278 Rollins, Inc.                             59,465
         697 Waste Management, Inc.                    60,151
                                               --------------
                                                      239,863
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
         259 Arista Networks, Inc. (a)                 61,015
       1,567 Cisco Systems, Inc.                       60,016
       2,107 Juniper Networks, Inc.                    60,050
         642 Motorola Solutions, Inc.                  57,998
         406 Palo Alto Networks, Inc. (a)              58,846
                                               --------------
                                                      297,925
                                               --------------
             CONSTRUCTION MATERIALS -- 0.4%
         293 Martin Marietta Materials, Inc.           64,765
         495 Vulcan Materials Co.                      63,543
                                               --------------
                                                      128,308
                                               --------------
             CONSUMER FINANCE -- 1.0%
       2,085 Ally Financial, Inc.                      60,799
         607 American Express Co.                      60,281
         621 Capital One Financial Corp.               61,839
         802 Discover Financial Services               61,690
       1,609 Synchrony Financial                       62,123
                                               --------------
                                                      306,732
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONTAINERS & PACKAGING -- 1.0%
       1,519 Ball Corp.                        $       57,494
       1,064 International Paper Co.                   61,648
         519 Packaging Corp. of America                62,566
       1,229 Sealed Air Corp.                          60,590
         948 WestRock Co.                              59,923
                                               --------------
                                                      302,221
                                               --------------
             DISTRIBUTORS -- 0.4%
         651 Genuine Parts Co.                         61,852
       1,514 LKQ Corp. (a)                             61,574
                                               --------------
                                                      123,426
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
         303 Berkshire Hathaway, Inc.,
                Class B (a)                            60,061
       2,331 Leucadia National Corp.                   61,748
                                               --------------
                                                      121,809
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       1,565 AT&T, Inc.                                60,847
       3,522 CenturyLink, Inc.                         58,747
       1,136 Verizon Communications, Inc.              60,129
                                               --------------
                                                      179,723
                                               --------------
             ELECTRIC UTILITIES -- 2.6%
       1,347 Alliant Energy Corp.                      57,396
         782 American Electric Power Co., Inc.         57,532
         681 Duke Energy Corp.                         57,279
         858 Edison International                      54,260
         714 Entergy Corp.                             58,112
         926 Eversource Energy                         58,505
       1,469 Exelon Corp.                              57,893
       1,880 FirstEnergy Corp.                         57,566
         378 NextEra Energy, Inc.                      59,040
       1,128 PG&E Corp.                                50,568
         668 Pinnacle West Capital Corp.               56,900
       1,761 PPL Corp.                                 54,503
       1,166 Southern (The) Co.                        56,073
       1,178 Xcel Energy, Inc.                         56,673
                                               --------------
                                                      792,300
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.0%
         361 Acuity Brands, Inc.                       63,536
         840 AMETEK, Inc.                              60,875
         774 Eaton Corp. PLC                           61,154
         890 Emerson Electric Co.                      62,024
         313 Rockwell Automation, Inc.                 61,457
                                               --------------
                                                      309,046
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.0%
         671 Amphenol Corp., Class A                   58,914
         874 CDW Corp.                                 60,734
       1,867 Corning, Inc.                             59,725
         622 TE Connectivity Ltd.                      59,115
       1,471 Trimble, Inc. (a)                         59,782
                                               --------------
                                                      298,270
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENERGY EQUIPMENT & SERVICES
                -- 0.9%
       1,977 Baker Hughes a GE Co.             $       62,552
       1,341 Halliburton Co.                           65,535
       1,810 National Oilwell Varco, Inc.              65,196
         964 Schlumberger Ltd.                         64,964
                                               --------------
                                                      258,247
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.9%
         450 Alexandria Real Estate Equities,
                Inc.                                   58,766
         419 American Tower Corp.                      59,779
         329 AvalonBay Communities, Inc.               58,697
         462 Boston Properties, Inc.                   60,074
         541 Crown Castle International Corp.          60,056
         523 Digital Realty Trust, Inc.                59,570
       2,151 Duke Realty Corp.                         58,529
         131 Equinix, Inc.                             59,372
         911 Equity Residential                        58,095
         240 Essex Property Trust, Inc.                57,929
         683 Extra Space Storage, Inc.                 59,728
         453 Federal Realty Investment Trust           60,163
       2,567 GGP, Inc.                                 60,042
       2,230 HCP, Inc.                                 58,158
       2,971 Host Hotels & Resorts, Inc.               58,974
       1,588 Iron Mountain, Inc.                       59,915
       3,240 Kimco Realty Corp.                        58,806
         580 Mid-America Apartment
                Communities, Inc.                      58,325
         907 Prologis, Inc.                            58,511
         283 Public Storage                            59,147
       1,042 Realty Income Corp.                       59,415
         855 Regency Centers Corp.                     59,149
         366 SBA Communications Corp. (a)              59,790
         357 Simon Property Group, Inc.                61,311
         580 SL Green Realty Corp.                     58,539
       1,520 UDR, Inc.                                 58,550
         931 Ventas, Inc.                              55,869
         769 Vornado Realty Trust                      60,120
         894 Welltower, Inc.                           57,010
       1,670 Weyerhaeuser Co.                          58,884
                                               --------------
                                                    1,771,273
                                               --------------
             FOOD & STAPLES RETAILING -- 1.2%
         310 Costco Wholesale Corp.                    57,697
         819 CVS Health Corp.                          59,377
       2,262 Kroger (The) Co.                          62,092
         982 Sysco Corp.                               59,637
         832 Walgreens Boots Alliance, Inc.            60,420
         616 Wal-Mart Stores, Inc.                     60,830
                                               --------------
                                                      360,053
                                               --------------
             FOOD PRODUCTS -- 2.8%
       1,475 Archer-Daniels-Midland Co.                59,118
         884 Bunge Ltd.                                59,299
       1,207 Campbell Soup Co.                         58,069
       1,585 Conagra Brands, Inc.                      59,707


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS (CONTINUED)
       1,052 General Mills, Inc.               $       62,373
         524 Hershey (The) Co.                         59,479
       1,626 Hormel Foods Corp.                        59,170
         424 Ingredion, Inc.                           59,275
         501 J.M. Smucker (The) Co.                    62,244
         921 Kellogg Co.                               62,610
         752 Kraft Heinz (The) Co.                     58,475
         590 McCormick & Co., Inc.                     60,127
       1,379 Mondelez International, Inc.,
                Class A                                59,021
         736 Tyson Foods, Inc., Class A                59,668
                                               --------------
                                                      838,635
                                               --------------
             GAS UTILITIES -- 0.4%
         670 Atmos Energy Corp.                        57,546
       1,248 UGI Corp.                                 58,594
                                               --------------
                                                      116,140
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.5%
       1,078 Abbott Laboratories                       61,522
         256 Align Technology, Inc. (a)                56,881
         916 Baxter International, Inc.                59,210
         270 Becton, Dickinson and Co.                 57,796
       2,321 Boston Scientific Corp. (a)               57,538
         261 Cooper (The) Cos., Inc.                   56,867
         637 Danaher Corp.                             59,126
         900 DENTSPLY SIRONA, Inc.                     59,247
         524 Edwards Lifesciences Corp. (a)            59,060
       1,375 Hologic, Inc. (a)                         58,781
         382 IDEXX Laboratories, Inc. (a)              59,737
         162 Intuitive Surgical, Inc. (a)              59,120
         717 Medtronic PLC                             57,898
         702 ResMed, Inc.                              59,452
         388 Stryker Corp.                             60,078
         237 Teleflex, Inc.                            58,970
         535 Varian Medical Systems, Inc. (a)          59,465
         519 Zimmer Biomet Holdings, Inc.              62,628
                                               --------------
                                                    1,063,376
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.2%
         333 Aetna, Inc.                               60,070
         642 AmerisourceBergen Corp.                   58,948
         265 Anthem, Inc.                              59,628
         947 Cardinal Health, Inc.                     58,023
         631 Centene Corp. (a)                         63,655
         293 Cigna Corp.                               59,505
         848 DaVita, Inc. (a)                          61,268
         836 Express Scripts Holding Co. (a)           62,399
         676 HCA Healthcare, Inc. (a)                  59,380
         853 Henry Schein, Inc. (a)                    59,608
         236 Humana, Inc.                              58,544
         376 Laboratory Corp. of America
                Holdings (a)                           59,976
         368 McKesson Corp.                            57,390
         604 Quest Diagnostics, Inc.                   59,488
         270 UnitedHealth Group, Inc.                  59,524


                        See Notes to Financial Statements                Page 29

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
         527 Universal Health Services, Inc.,
                Class B                        $       59,735
                                               --------------
                                                      957,141
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.2%
         862 Cerner Corp. (a)                          58,090
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.6%
       1,409 Aramark                                   60,221
         907 Carnival Corp.                            60,198
         192 Chipotle Mexican Grill, Inc. (a)          55,494
         677 Darden Restaurants, Inc.                  65,006
         323 Domino's Pizza, Inc.                      61,034
         776 Hilton Worldwide Holdings, Inc.           61,971
         849 Las Vegas Sands Corp.                     58,997
         461 Marriott International, Inc.,
                Class A                                62,571
         344 McDonald's Corp.                          59,209
       1,820 MGM Resorts International                 60,770
       1,108 Norwegian Cruise Line Holdings
                Ltd. (a)                               59,001
         478 Royal Caribbean Cruises Ltd.              57,016
       1,027 Starbucks Corp.                           58,981
         272 Vail Resorts, Inc.                        57,792
         531 Wyndham Worldwide Corp.                   61,527
         360 Wynn Resorts Ltd.                         60,692
       1,476 Yum China Holdings, Inc.                  59,069
         727 Yum! Brands, Inc.                         59,330
                                               --------------
                                                    1,078,879
                                               --------------
             HOUSEHOLD DURABLES -- 1.4%
       1,183 D.R. Horton, Inc.                         60,416
       1,025 Garmin Ltd.                               61,059
         975 Lennar Corp., Class A                     61,659
         218 Mohawk Industries, Inc. (a)               60,146
       1,956 Newell Brands, Inc.                       60,441
          18 NVR, Inc. (a)                             63,148
         364 Whirlpool Corp.                           61,385
                                               --------------
                                                      428,254
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.0%
       1,220 Church & Dwight Co., Inc.                 61,207
         405 Clorox (The) Co.                          60,240
         808 Colgate-Palmolive Co.                     60,964
         505 Kimberly-Clark Corp.                      60,933
         651 Procter & Gamble (The) Co.                59,814
                                               --------------
                                                      303,158
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.8%
         251 3M Co.                                    59,078
       3,358 General Electric Co.                      58,597
         388 Honeywell International, Inc.             59,504
         237 Roper Technologies, Inc.                  61,383
                                               --------------
                                                      238,562
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE -- 5.0%
         670 Aflac, Inc.                       $       58,813
         104 Alleghany Corp. (a)                       61,993
         576 Allstate (The) Corp.                      60,313
         573 American Financial Group, Inc.            62,193
       1,008 American International Group, Inc.        60,057
         650 Arch Capital Group Ltd. (a)               59,001
         935 Arthur J. Gallagher & Co.                 59,167
         402 Chubb Ltd.                                58,744
         806 Cincinnati Financial Corp.                60,426
         269 Everest Re Group Ltd.                     59,519
       1,514 FNF Group                                 59,409
       1,073 Hartford Financial Services Group
                (The), Inc.                            60,389
         785 Lincoln National Corp.                    60,343
       1,203 Loews Corp.                               60,186
          52 Markel Corp. (a)                          59,235
         720 Marsh & McLennan Cos., Inc.               58,601
       1,164 MetLife, Inc.                             58,852
         850 Principal Financial Group, Inc.           59,976
       1,079 Progressive (The) Corp.                   60,769
         517 Prudential Financial, Inc.                59,445
         382 Reinsurance Group of America, Inc.        59,565
         668 Torchmark Corp.                           60,594
         444 Travelers (The) Cos., Inc.                60,224
       1,107 Unum Group                                60,763
       1,651 XL Group Ltd.                             58,049
                                               --------------
                                                    1,496,626
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.0%
          51 Amazon.com, Inc. (a)                      59,643
         495 Expedia, Inc.                             59,286
       2,411 Liberty Interactive Corp. QVC
                Group, Class A (a)                     58,877
         315 Netflix, Inc. (a)                         60,467
          34 Priceline Group (The), Inc. (a)           59,083
                                               --------------
                                                      297,356
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.2%
          56 Alphabet, Inc., Class A (a)               58,990
         203 CoStar Group, Inc. (a)                    60,281
       1,559 eBay, Inc. (a)                            58,836
         332 Facebook, Inc., Class A (a)               58,585
       2,692 Twitter, Inc. (a)                         64,635
         520 VeriSign, Inc. (a)                        59,509
                                               --------------
                                                      360,836
                                               --------------
             IT SERVICES -- 3.8%
         392 Accenture PLC, Class A                    60,011
         250 Alliance Data Systems Corp.               63,370
         506 Automatic Data Processing, Inc.           59,298
         665 Broadridge Financial Solutions,
                Inc.                                   60,236
         830 Cognizant Technology Solutions
                Corp., Class A                         58,947
         628 DXC Technology Co.                        59,597
         631 Fidelity National Information
                Services, Inc.                         59,371


Page 30                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         453 Fiserv, Inc. (a)                  $       59,402
         315 FleetCor Technologies, Inc. (a)           60,615
         488 Gartner, Inc. (a)                         60,097
         593 Global Payments, Inc.                     59,442
         392 International Business Machines
                Corp.                                  60,141
         390 Mastercard, Inc., Class A                 59,030
         858 Paychex, Inc.                             58,413
         791 PayPal Holdings, Inc. (a)                 58,233
         769 Total System Services, Inc.               60,820
         789 Vantiv, Inc., Class A (a)                 58,031
         526 Visa, Inc., Class A                       59,975
       3,072 Western Union (The) Co.                   58,399
                                               --------------
                                                    1,133,428
                                               --------------
             LEISURE PRODUCTS -- 0.2%
         636 Hasbro, Inc.                              57,806
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.2%
         885 Agilent Technologies, Inc.                59,268
         276 Illumina, Inc. (a)                        60,303
         586 IQVIA Holdings, Inc. (a)                  57,369
          94 Mettler-Toledo International,
                Inc. (a)                               58,235
         311 Thermo Fisher Scientific, Inc.            59,053
         304 Waters Corp. (a)                          58,730
                                               --------------
                                                      352,958
                                               --------------
             MACHINERY -- 2.7%
         408 Caterpillar, Inc.                         64,293
         353 Cummins, Inc.                             62,354
         397 Deere & Co.                               62,134
         614 Dover Corp.                               62,008
         830 Fortive Corp.                             60,050
         456 IDEX Corp.                                60,178
         362 Illinois Tool Works, Inc.                 60,400
         690 Ingersoll-Rand PLC                        61,541
         865 PACCAR, Inc.                              61,484
         308 Parker-Hannifin Corp.                     61,471
         356 Snap-on, Inc.                             62,051
         361 Stanley Black & Decker, Inc.              61,258
         886 Xylem, Inc.                               60,425
                                               --------------
                                                      799,647
                                               --------------
             MEDIA -- 2.8%
       1,016 CBS Corp., Class B                        59,944
         186 Charter Communications, Inc.,
                Class A (a)                            62,489
       1,507 Comcast Corp., Class A                    60,355
       2,844 Discovery Communications, Inc.,
                Class A (a)                            63,649
       1,232 DISH Network Corp., Class A (a)           58,828
       2,925 Interpublic Group of Cos. (The),
                Inc.                                   58,968
         715 Liberty Broadband Corp.,
                Class C (a)                            60,890


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
       1,694 Liberty Media Corp.-Liberty
                Formula One, Class C (a)       $       57,867
       3,735 News Corp., Class A                       60,544
         804 Omnicom Group, Inc.                       58,555
      11,143 Sirius XM Holdings, Inc.                  59,727
       1,710 Twenty-First Century Fox, Inc.,
                Class A                                59,046
       1,979 Viacom, Inc., Class B                     60,973
         538 Walt Disney (The) Co.                     57,840
                                               --------------
                                                      839,675
                                               --------------
             METALS & MINING -- 0.9%
       3,524 Freeport-McMoRan, Inc. (a)                66,815
       1,668 Newmont Mining Corp.                      62,584
         995 Nucor Corp.                               63,262
       1,502 Steel Dynamics, Inc.                      64,781
                                               --------------
                                                      257,442
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.2%
       4,889 Annaly Capital Management, Inc.           58,130
                                               --------------
             MULTILINE RETAIL -- 0.6%
         658 Dollar General Corp.                      61,201
         563 Dollar Tree, Inc. (a)                     60,415
         956 Target Corp.                              62,379
                                               --------------
                                                      183,995
                                               --------------
             MULTI-UTILITIES -- 2.1%
         982 Ameren Corp.                              57,928
       2,078 CenterPoint Energy, Inc.                  58,932
       1,215 CMS Energy Corp.                          57,469
         678 Consolidated Edison, Inc.                 57,596
         705 Dominion Energy, Inc.                     57,147
         528 DTE Energy Co.                            57,795
       2,257 NiSource, Inc.                            57,937
       1,144 Public Service Enterprise Group,
                Inc.                                   58,916
       1,347 SCANA Corp.                               53,584
         513 Sempra Energy                             54,850
         878 WEC Energy Group, Inc.                    58,326
                                               --------------
                                                      630,480
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.7%
       1,259 Anadarko Petroleum Corp.                  67,533
         536 Andeavor                                  61,286
       1,516 Apache Corp.                              64,006
       2,246 Cabot Oil & Gas Corp.                     64,236
       1,206 Cheniere Energy, Inc. (a)                 64,931
         500 Chevron Corp.                             62,595
         533 Cimarex Energy Co.                        65,031
         439 Concho Resources, Inc. (a)                65,947
       1,147 ConocoPhillips                            62,959
       1,268 Continental Resources, Inc. (a)           67,166
       1,588 Devon Energy Corp.                        65,743
         546 Diamondback Energy, Inc. (a)              68,933
         607 EOG Resources, Inc.                       65,501
       1,094 EQT Corp.                                 62,271


                        See Notes to Financial Statements                Page 31

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         721 Exxon Mobil Corp.                 $       60,304
       1,379 Hess Corp.                                65,461
       3,337 Kinder Morgan, Inc.                       60,300
       3,986 Marathon Oil Corp.                        67,483
         910 Marathon Petroleum Corp.                  60,042
       2,332 Noble Energy, Inc.                        67,954
         847 Occidental Petroleum Corp.                62,390
       1,147 ONEOK, Inc.                               61,307
         599 Phillips 66                               60,589
         384 Pioneer Natural Resources Co.             66,374
       1,291 Targa Resources Corp.                     62,510
         678 Valero Energy Corp.                       62,315
       2,013 Williams (The) Cos., Inc.                 61,376
                                               --------------
                                                    1,726,543
                                               --------------
             PERSONAL PRODUCTS -- 0.4%
       3,025 Coty, Inc., Class A                       60,167
         462 Estee Lauder (The) Cos., Inc.,
                Class A                                58,785
                                               --------------
                                                      118,952
                                               --------------
             PHARMACEUTICALS -- 2.0%
         349 Allergan PLC                              57,089
         959 Bristol-Myers Squibb Co.                  58,768
         691 Eli Lilly and Co.                         58,362
         441 Jazz Pharmaceuticals PLC (a)              59,381
         420 Johnson & Johnson                         58,682
       1,064 Merck & Co., Inc.                         59,871
       1,477 Mylan N.V. (a)                            62,492
         692 Perrigo Co. PLC                           60,315
       1,608 Pfizer, Inc.                              58,242
         832 Zoetis, Inc.                              59,937
                                               --------------
                                                      593,139
                                               --------------
             PROFESSIONAL SERVICES -- 0.4%
         501 Equifax, Inc.                             59,078
         630 Verisk Analytics, Inc. (a)                60,480
                                               --------------
                                                      119,558
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.2%
       1,383 CBRE Group, Inc., Class A (a)             59,898
                                               --------------
             ROAD & RAIL -- 1.0%
       1,130 CSX Corp.                                 62,161
         532 J.B. Hunt Transport Services, Inc.        61,169
         539 Kansas City Southern                      56,714
         424 Norfolk Southern Corp.                    61,438
         458 Union Pacific Corp.                       61,418
                                               --------------
                                                      302,900
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.0%
       5,815 Advanced Micro Devices, Inc. (a)          59,778
         690 Analog Devices, Inc.                      61,431
       1,139 Applied Materials, Inc.                   58,226
       1,343 Intel Corp.                               61,993


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
         566 KLA-Tencor Corp.                  $       59,470
         321 Lam Research Corp.                        59,086
       1,141 Maxim Integrated Products, Inc.           59,652
         690 Microchip Technology, Inc.                60,637
       1,411 Micron Technology, Inc. (a)               58,020
         312 NVIDIA Corp.                              60,372
         913 Qorvo, Inc. (a)                           60,806
         924 QUALCOMM, Inc.                            59,154
         632 Skyworks Solutions, Inc.                  60,008
         591 Texas Instruments, Inc.                   61,724
         880 Xilinx, Inc.                              59,330
                                               --------------
                                                      899,687
                                               --------------
             SOFTWARE -- 4.3%
         897 Activision Blizzard, Inc.                 56,798
         337 Adobe Systems, Inc. (a)                   59,056
         404 ANSYS, Inc. (a)                           59,626
         552 Autodesk, Inc. (a)                        57,866
       1,775 CA, Inc.                                  59,072
       1,370 Cadence Design Systems, Inc. (a)          57,293
         846 CDK Global, Inc.                          60,303
         684 Citrix Systems, Inc. (a)                  60,192
         739 Dell Technologies, Inc.,
                Class V (a)                            60,066
         548 Electronic Arts, Inc. (a)                 57,573
         375 Intuit, Inc.                              59,168
         689 Microsoft Corp.                           58,937
       1,239 Oracle Corp.                              58,580
         465 Red Hat, Inc. (a)                         55,847
         567 salesforce.com, Inc. (a)                  57,964
         462 ServiceNow, Inc. (a)                      60,240
       3,799 Snap, Inc., Class A (a)                   55,503
       2,065 Symantec Corp.                            57,944
         681 Synopsys, Inc. (a)                        58,048
         538 Take-Two Interactive Software,
                Inc. (a)                               59,062
         483 VMware, Inc., Class A (a)                 60,530
         578 Workday, Inc., Class A (a)                58,806
                                               --------------
                                                    1,288,474
                                               --------------
             SPECIALTY RETAIL -- 2.4%
          86 AutoZone, Inc. (a)                        61,178
         916 Best Buy Co., Inc.                        62,718
         883 CarMax, Inc. (a)                          56,627
       1,783 Gap (The), Inc.                           60,729
         328 Home Depot (The), Inc.                    62,166
       1,030 L Brands, Inc.                            62,027
         690 Lowe's Cos., Inc.                         64,129
         249 O'Reilly Automotive, Inc. (a)             59,894
         788 Ross Stores, Inc.                         63,237
         590 Tiffany & Co.                             61,330
         807 TJX (The) Cos., Inc.                      61,703
         274 Ulta Beauty, Inc. (a)                     61,283
                                               --------------
                                                      737,021
                                               --------------


Page 32                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.2%
         344 Apple, Inc.                       $       58,215
       4,152 Hewlett Packard Enterprise Co.            59,623
       2,860 HP, Inc.                                  60,089
       1,045 NetApp, Inc.                              57,809
       1,424 Seagate Technology PLC                    59,580
         733 Western Digital Corp.                     58,296
                                               --------------
                                                      353,612
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
         924 NIKE, Inc., Class B                       57,796
         446 PVH Corp.                                 61,196
       1,397 Tapestry, Inc.                            61,789
         804 VF Corp.                                  59,496
                                               --------------
                                                      240,277
                                               --------------
             TOBACCO -- 0.4%
         835 Altria Group, Inc.                        59,627
         546 Philip Morris International, Inc.         57,685
                                               --------------
                                                      117,312
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.6%
       1,123 Fastenal Co.                              61,417
         364 United Rentals, Inc. (a)                  62,575
         260 W.W. Grainger, Inc.                       61,425
                                               --------------
                                                      185,417
                                               --------------
             WATER UTILITIES -- 0.2%
         659 American Water Works Co., Inc.            60,292
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
         955 T-Mobile US, Inc. (a)                     60,652
                                               --------------

             TOTAL INVESTMENTS -- 99.9%            30,037,238
             (Cost $27,748,134) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    34,666
                                               --------------
             NET ASSETS -- 100.0%              $   30,071,904
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $27,845,459. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,676,950 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $485,171. The net unrealized appreciation was $2,191,779.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $   30,037,238     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


                        See Notes to Financial Statements                Page 33

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             AEROSPACE & DEFENSE -- 6.8%
         251 Boeing (The) Co.                  $       74,022
         584 United Technologies Corp.                 74,501
                                               --------------
                                                      148,523
                                               --------------
             BANKS -- 3.3%
         678 JPMorgan Chase & Co.                      72,505
                                               --------------
             BEVERAGES -- 3.3%
       1,584 Coca-Cola (The) Co.                       72,674
                                               --------------
             CAPITAL MARKETS -- 3.3%
         287 Goldman Sachs Group (The), Inc.           73,116
                                               --------------
             CHEMICALS -- 3.3%
       1,015 DowDuPont, Inc.                           72,288
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.3%
       1,909 Cisco Systems, Inc.                       73,115
                                               --------------
             CONSUMER FINANCE -- 3.3%
         728 American Express Co.                      72,298
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.4%
       1,405 Verizon Communications, Inc.              74,367
                                               --------------
             FOOD & STAPLES RETAILING -- 3.3%
         743 Wal-Mart Stores, Inc.                     73,371
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.2%
         321 UnitedHealth Group, Inc.                  70,768
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.2%
         415 McDonald's Corp.                          71,430
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.3%
         794 Procter & Gamble (The) Co.                72,953
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 6.4%
         301 3M Co.                                    70,846
       4,053 General Electric Co.                      70,725
                                               --------------
                                                      141,571
                                               --------------
             INSURANCE -- 3.3%
         537 Travelers (The) Cos., Inc.                72,839
                                               --------------
             IT SERVICES -- 6.5%
         464 International Business Machines
                Corp.                                  71,187
         637 Visa, Inc., Class A                       72,631
                                               --------------
                                                      143,818
                                               --------------
             MACHINERY -- 3.6%
         499 Caterpillar, Inc.                         78,632
                                               --------------
             MEDIA -- 3.4%
         689 Walt Disney (The) Co.                     74,074
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.7%
         599 Chevron Corp.                             74,989
         868 Exxon Mobil Corp.                         72,599
                                               --------------
                                                      147,588
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 9.9%
         511 Johnson & Johnson                 $       71,397
       1,292 Merck & Co., Inc.                         72,701
       2,008 Pfizer, Inc.                              72,730
                                               --------------
                                                      216,828
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.5%
       1,656 Intel Corp.                               76,441
                                               --------------
             SOFTWARE -- 3.3%
         853 Microsoft Corp.                           72,966
                                               --------------
             SPECIALTY RETAIL -- 3.4%
         391 Home Depot (The), Inc.                    74,106
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.3%
         424 Apple, Inc.                               71,753
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.3%
       1,171 NIKE, Inc., Class B                       73,246
                                               --------------

             TOTAL INVESTMENTS -- 99.6%             2,191,270
             (Cost $2,127,957) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                     8,946
                                               --------------
             NET ASSETS -- 100.0%              $    2,200,216
                                               ==============

(a) Aggregate cost for federal income tax purposes is $2,132,574. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $91,577 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $32,881. The net unrealized appreciation was $58,696.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS           LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $    2,191,270     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          TOTAL US MARKET     DORSEY WRIGHT         DOW 30
                                                                            ALPHADEX(R)         PEOPLE'S         EQUAL WEIGHT
                                                                                ETF           PORTFOLIO ETF          ETF
                                                                               (TUSA)            (DWPP)             (EDOW)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $   14,991,561    $    30,037,238    $    2,191,270
Cash................................................................                   19            113,319            19,444
Receivables:
      Dividends.....................................................               15,545             37,693             2,218
      From investment advisor.......................................                6,054                 --                --
      Securities lending income.....................................                  300                 --                --
Prepaid expenses....................................................                7,609                 --                --
                                                                           --------------    ---------------    --------------
      Total Assets..................................................           15,021,088         30,188,250         2,212,932
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Investment advisory fees......................................                   --             15,336               976
      Collateral for securities on loan.............................              113,616                 --                --
      Distributions payable.........................................               42,165            101,010            11,740
      Audit and tax fees............................................               22,925                 --                --
      Printing fees.................................................               11,248                 --                --
      Licensing fees................................................                  836                 --                --
Other liabilities...................................................               46,900                 --                --
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................              237,690            116,346            12,716
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $   14,783,398    $    30,071,904    $    2,200,216
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $   13,797,902    $    28,856,144    $    2,139,954
Par value...........................................................                4,500             10,500             1,000
Accumulated net investment income (loss)............................                 (256)                --               106
Accumulated net realized gain (loss) on investments.................             (770,513)        (1,083,844)           (4,157)
Net unrealized appreciation (depreciation) on investments...........            1,751,765          2,289,104            63,313
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $   14,783,398    $    30,071,904    $    2,200,216
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        32.85    $         28.64    $        22.00
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................              450,002          1,050,002           100,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $   13,239,796    $    27,748,134    $    2,127,957
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $      109,630    $            --    $           --
                                                                           ==============    ===============    ==============


                        See Notes to Financial Statements                Page 35

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          TOTAL US MARKET     DORSEY WRIGHT         DOW 30
                                                                            ALPHADEX(R)         PEOPLE'S         EQUAL WEIGHT
                                                                                ETF           PORTFOLIO ETF          ETF
                                                                              (TUSA)             (DWPP)           (EDOW) (a)
                                                                         ----------------   -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $      173,267    $       236,704    $       21,006
Securities lending income (net of fees).............................                2,301                 --                --
Foreign tax withholding.............................................                  (23)                --                --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................              175,545            236,704            21,006
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................               55,553             74,969 (b)         4,210 (b)
Custodian fees......................................................               31,957                 --                --
Audit and tax fees..................................................               23,248                 --                --
Printing fees.......................................................               21,245                 --                --
Listing fees........................................................               17,551                 --                --
Accounting and administration fees..................................               13,194                 --                --
Licensing fees......................................................               10,051                 --                --
Trustees' fees and expenses.........................................                7,234                 --                --
Legal fees..........................................................                1,965                 --                --
Transfer agent fees.................................................                  556                 --                --
Registration and filing fees........................................                  468                 --                --
Other expenses......................................................                5,247                 --                --
                                                                           --------------    ---------------    --------------
      Total expenses................................................              188,269             74,969             4,210
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................             (110,596)                --                --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................               77,673             74,969             4,210
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................               97,872            161,735            16,796
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................               81,320            (46,764)          (14,928)
      In-kind redemptions...........................................              558,353          1,664,960           165,807
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................              639,673          1,618,196           150,879
Net change in unrealized appreciation (depreciation) on investments.            1,270,377          1,449,469            63,313
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................            1,910,050          3,067,665           214,192
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $    2,007,922    $     3,229,400    $      230,988
                                                                           ==============    ===============    ==============

(a) Inception date is August 8, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 36                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                      TOTAL US MARKET                      DORSEY WRIGHT
                                                                        ALPHADEX(R)                          PEOPLE'S
                                                                            ETF                            PORTFOLIO ETF
                                                                          (TUSA)                              (DWPP)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2017       12/31/2016         12/31/2017       12/31/2016
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $       97,872    $     104,644     $      161,735   $       56,270
Net realized gain (loss)....................................         639,673          682,214          1,618,196         (353,383)
Net change in unrealized appreciation (depreciation)........       1,270,377          785,988          1,449,469          315,766
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................       2,007,922        1,572,846          3,229,400           18,653
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        (103,705)        (113,796)          (163,136)         (59,491)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       7,703,270       10,272,574         30,201,881               --
Cost of shares redeemed.....................................      (3,145,475)     (11,927,907)        (6,765,642)              --
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................       4,557,795       (1,655,333)        23,436,239               --
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................       6,462,012         (196,283)        6,502,503          (40,838)

NET ASSETS:
Beginning of period.........................................       8,321,386        8,517,669          3,569,401        3,610,239
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   14,783,398   $    8,321,386     $   30,071,904   $    3,569,401
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................  $         (256)  $           --     $           --   $           --
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         300,002          350,002            150,002          150,002
Shares sold.................................................         250,000          400,000          1,150,000               --
Shares redeemed.............................................        (100,000)        (450,000)          (250,000)              --
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................         450,002          300,002          1,050,002          150,002
                                                              ==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST EXCHANGE-TRADED FUND

                                                               FIRST TRUST
                                                                  DOW 30
                                                               EQUAL WEIGHT
                                                                   ETF
                                                                  (EDOW)
                                                              --------------
                                                               Period Ended
                                                              12/31/2017 (a)
                                                              --------------

OPERATIONS:
Net investment income (loss)................................  $       16,796
Net realized gain (loss)....................................         150,879
Net change in unrealized appreciation (depreciation)........          63,313
                                                              --------------
Net increase (decrease) in net assets resulting
   from operations..........................................         230,988
                                                              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................         (16,690)
                                                              --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       4,099,141
Cost of shares redeemed.....................................      (2,113,223)
                                                              --------------
Net increase (decrease) in net assets resulting
    from shareholder transactions...........................       1,985,918
                                                              --------------
Total increase (decrease) in net assets.....................       2,200,216

NET ASSETS:
Beginning of period.........................................              --
                                                              --------------
End of period...............................................  $    2,200,216
                                                              ==============
Accumulated net investment income (loss)
   at end of period.........................................  $          106
                                                              ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................              --
Shares sold.................................................         200,002
Shares redeemed.............................................        (100,000)
                                                              --------------
Shares outstanding, end of period...........................         100,002
                                                              ==============

(a) Inception date is August 8, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 38                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      27.74   $      24.34   $      26.13   $      25.80   $      19.34
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.25           0.32           0.22           0.27           0.21
Net realized and unrealized gain (loss)               5.12           3.43          (1.78)          0.34           6.47
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      5.37           3.75          (1.56)          0.61           6.68
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.26)         (0.35)         (0.23)         (0.28)         (0.22)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      32.85   $      27.74   $      24.34   $      26.13   $      25.80
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     19.44%         15.48%         (5.99)%         2.36%         34.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     14,783   $      8,321   $      8,518   $      5,225   $      5,160
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         1.69%          1.96%          1.97%          3.17%          2.01%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.88%          1.17%          0.96%          1.05%          0.91%
Portfolio turnover rate (b)                            112%           113%           170%           183%           186%


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2017           2016           2015           2014           2013
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      23.80   $      24.07   $      25.97   $      22.86   $      19.51
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.30           0.38           0.37           0.34           0.34
Net realized and unrealized gain (loss)               4.84          (0.25)         (1.89)          3.11           3.34
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      5.14           0.13          (1.52)          3.45           3.68
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.30)         (0.40)         (0.38)         (0.34)         (0.33)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      28.64   $      23.80   $      24.07   $      25.97   $      22.86
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     21.71%          0.54%         (5.88)%        15.22%         19.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     30,072   $      3,569   $      3,610   $      3,895   $      5,716
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.29%          1.59%          1.46%          1.42%          1.53%
Portfolio turnover rate (b)                             30%(c)          4%             7%             7%             4%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.


                        See Notes to Financial Statements                Page 39

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                              PERIOD ENDED
                                             12/31/2017 (a)
                                              ------------
Net asset value, beginning of period          $      19.97
                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.17
Net realized and unrealized gain (loss)               2.03
                                              ------------
Total from investment operations                      2.20
                                              ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.17)
                                              ------------
Net asset value, end of period                $      22.00
                                              ============
TOTAL RETURN (b)                                     11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $      2,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.50%(c)
Ratio of net expenses to average net assets           0.50%(c)
Ratio of net investment income (loss) to
   average net assets                                 1.99%(c)
Portfolio turnover rate (d)                             20%

(a) Inception date is August 8, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 40                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty exchange-traded funds. This report covers the three funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker
         "DWPP")(1)
      First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca") ticker "EDOW")(2)

(1) Effective on August 18, 2017, First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (NYSE Arca ticker "VIXH") changed its name and ticker symbol to First Trust Dorsey Wright People's Portfolio ETF (Nasdaq ticker "DWPP").

(2)   Commenced investment operations on August 8, 2017.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq Dorsey Wright People's Portfolio Index(3)
First Trust Dow 30 Equal Weight ETF                             Dow Jones Industrial Average(R) Equal Weight Index

(3) Effective on August 18, 2017, First Trust Dorsey Wright People's Portfolio ETF's underlying index was changed from the CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

      one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2017, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

B. CALL OPTIONS

Prior to August 18, 2017, VIXH was subject to equity price risk in the normal course of pursuing its investment objective and could purchase out-of-the-money call options on the Chicago Board Options Exchange Market Volatility Index(R) (the "VIX Index") to hedge against changes in the value of equities. Also, VIXH could sell call options on the VIX Index in order to close out existing positions. The purchase of call options involved the risk of loss of all or a part of the cash paid for the call options (the premium). The market risk associated with purchasing options on the VIX Index was limited to the premium paid. When VIXH purchased a call option, the premium paid represented the cost of the call option. Options were marked-to-market daily and their value was affected by changes in the market value of the stocks included in the stock index. If VIXH elected to exercise a call option on the VIX Index, settlement did not occur by the delivery of the securities comprising the VIX Index. VIXH, as holder of the stock index option, received an amount of cash if the closing level of the stock index upon which the option was based was greater than, in the case of a call, or less than in the case of a put, the exercise price of the option. This amount of cash was equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If VIXH elected to allow a call option to expire, then the equity price risk for purchased options was limited to the premium initially paid. During the period ended August 18, 2017, there were no open, expired or closed option contracts. As a result of the index change on August 18, 2017, DWPP no longer engages in options activities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, only TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the period ended December 31, 2017, were received as collateral for lending securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended December 31, 2017 was as follows:


                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      103,705        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              163,136                  --                   --
First Trust Dow 30 Equal Weight ETF                                            16,690                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

The tax character of distributions paid by each Fund during the year ended December 31, 2016 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      113,796        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                               59,491                  --                   --

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $           --        $   (671,943)       $   1,652,939
First Trust Dorsey Wright People's Portfolio ETF                                   --            (986,519)           2,191,779
First Trust Dow 30 Equal Weight ETF                                               566                  --               58,696

H. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For TUSA and DWPP, the taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. For EDOW, the taxable year ending 2017 remains open for federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, for federal income tax purposes, each Fund has capital loss carryforwards available as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                        Capital Loss            Post-                Total
                                                                         Available           Enactment -            Capital
                                                                          Through                 No                 Loss
                                                                            2018              Expiration           Available
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $           --        $    671,943        $     671,943
First Trust Dorsey Wright People's Portfolio ETF                                   --             986,519              986,519
First Trust Dow 30 Equal Weight ETF                                                --                  --                   --

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amount:

                                                                       Pre-Enactment        Post-Enactment
                                                                        Capital Loss         Capital Loss
                                                                        Carryforward         Carryforward
                                                                          Utilized             Utilized
                                                                     ------------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                            $           --        $    133,184
First Trust Dorsey Wright People's Portfolio ETF                                   --              74,478

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

At the taxable year ended December 31, 2017, the following Fund's capital loss carryforwards expired in the following amount:

                                                                        Capital Loss
                                                                        Carryforward
                                                                          Expired
                                                                     ------------------
First Trust Total US Market AlphaDEX(R) ETF                            $    2,421,122

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended December 31, 2017, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $        5,577        $  1,874,289        $  (1,879,866)
First Trust Dorsey Wright People's Portfolio ETF                                1,401          (1,631,269)           1,629,868
First Trust Dow 30 Equal Weight ETF                                                --            (155,036)             155,036

I. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright People's Portfolio ETF and First Trust Dow 30 Equal Weight ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                             S&P Dow Jones Indices LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2019.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended December 31, 2017 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                                    Fees Waived and Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2015   12/31/2016   12/31/2017     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Total US Market AlphaDEX(R)
   ETF                                           $  55,553   $      55,043   $   81,875   $  112,511   $  110,596   $ 304,982

For the First Trust Dorsey Wright People's Portfolio ETF and First Trust Dow 30 Equal Weight ETF, First Trust is paid an annual unitary management fee of 0.60% and 0.50%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    12,380,834   $    12,328,098
First Trust Dorsey Wright People's Portfolio ETF                        4,053,860         3,936,596
First Trust Dow 30 Equal Weight ETF                                       412,627           408,390

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

For the period ended December 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     7,668,111   $     3,148,643
First Trust Dorsey Wright People's Portfolio ETF                       30,052,689         6,755,886
First Trust Dow 30 Equal Weight ETF                                     4,085,163         2,112,294

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing First Trust Total US Market AlphaDEX(R) ETF and First Trust Dow 30 Equal Weight ETF Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund, according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard creation transaction fee for First Trust Dorsey Wright People's Portfolio ETF is currently $1,000.

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming First Trust Total US Market AlphaDEX(R) ETF and First Trust Dow 30 Equal Weight ETF Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund, according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard redemption transaction fee for First Trust Dorsey Wright People's Portfolio ETF is currently $1,000.

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2017

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2019 for First Trust Total US Market AlphaDEX(R) ETF and First Trust Dorsey Wright People's Portfolio ETF, and August 1, 2019 for First Trust Dow 30 Equal Weight ETF.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF (formerly known as First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund), and First Trust Dow 30 Equal Weight ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"), including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Exchange-Traded Fund as of December 31, 2017, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable period ended December 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                                         100.00%
First Trust Dorsey Wright People's Portfolio ETF                                    100.00%
First Trust Dow 30 Equal Weight ETF                                                 100.00%

For the taxable period ended December 31, 2017, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                                         100.00%
First Trust Dorsey Wright People's Portfolio ETF                                    100.00%
First Trust Dow 30 Equal Weight ETF                                                 100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

Only a party that has entered into a participation agreement (an "authorized participant") may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to a Fund's net asset value and possibly face delisting.

The Funds have become more susceptible to potential operational risks through breaches in cyber security as the use of Internet technology has become more prevalent in the course of business. Cyber security breaches may involve unauthorized access to a Fund's digital information systems or those of a Fund's third party service providers, such as its administrator, transfer agent, custodian, or issuers in which a Fund invests. The Funds have established risk management systems designed to reduce the risks associated with cyber security, however, there is no guarantee that such efforts will succeed.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

The First Trust Dorsey Wright People's Portfolio ETF and First Trust Dow 30 Equal Weight ETF are each considered to be non-diversified. As a result, the Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF and First Trust Dow 30 Equal Weight ETF invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of the Funds involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

Each Fund currently has fewer assets than larger funds and large inflows and outflows may have a positive or negative impact on the Fund's market exposure for limited periods of time.

The First Trust Total US Market AlphaDEX(R) ETF invests in consumer discretionary companies that provide non-essential goods and services directly to the consumer. The success of these companies is tied closely to the performance of the overall domestic and international economies, interest rates, competition, consumer confidence, disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for and success of these products.

The First Trust Dorsey Wright People's Portfolio ETF invests in T-Bills whose income could decline during periods of falling interest rates.

During periods of positive stock market performance, the returns of The First Trust Dorsey Wright People's Portfolio ETF may be lower if the Fund's net assets are allocated to T-Bills. Momentum can turn quickly and cause significant variation from other types of investments.

The First Trust Dorsey Wright People's Portfolio ETF invests in U.S. government obligations including U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are back by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

BOARD CONSIDERATIONS REGARDING APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust Dow 30 Equal Weight ETF (the "Fund"), for an initial two-year term at a meeting held on June 11-12, 2017. The Board determined that the Agreement is in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to the expense ratios of the funds in the MPI Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In reviewing the services to be provided, the Board considered the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.50% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for the Fund showing the unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates and expense ratios charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in its MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and how the Fund compared and differed from the peer funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. The Board noted that the Fund's unitary fee rate was lower than the total (net) expense ratios of comparable equal weighted index ETFs advised by the Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board also noted that the Advisor would not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                  PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
  POSITION WITH THE TRUST           APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician, Officer, Wheaton Orthopedics;          151        None
(1951)                                               Limited Partner, Gundersen Real Estate
                                o Since Inception    Limited Partnership (June 1992 to
                                                     December 2016); Member, Sportsmed LLC
                                                     (April 2007 to November 2015)


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investors Services, Inc.           151        Director of ADM
(1957)                                               (Futures Commission Merchant)                                Investor Services,
                                o Since Inception                                                                 Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises (Financial and        151        Director of Trust
(1956)                                               Management Consulting)                                       Company of
                                o Since Inception                                                                 Illinois


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating             151        Director of
(1954)                                               Officer (January 2015 to Present), Pelita                    Covenant
                                o Since Inception    Harapan Educational Foundation                               Transport Inc.
                                                     (Educational Products and Services);                         (May 2003 to
                                                     President and Chief Executive Officer                        May 2014)
                                                     (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014),
                                                     Dew Learning LLC (Educational Products
                                                     and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term    Chief Executive Officer, First Trust              151        None
Chairman of the Board                                Advisors L.P. and First Trust Portfolios
(1955)                          o Since Inception    L.P.; Chairman of the Board of Directors,
                                                     BondWave LLC (Software Development
                                                     Company) and Stonebridge Advisors LLC
                                                     (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

                              POSITION AND              TERM OF OFFICE
     NAME AND                   OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief           o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer (January
                                                                             2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)


Donald P. Swade        Treasurer, Chief Financial    o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                     President (April 2012 to July 2016), First Trust
                       Accounting Officer            o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                 Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
                                                     o Since Inception       BondWave LLC; and Secretary, Stonebridge
                                                                             Advisors LLC


Daniel J. Lindquist    Vice President                o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                     o Since Inception


Kristi A. Maher        Chief Compliance Officer      o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception


Roger F. Testin        Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                     o Since Inception


Stan Ueland            Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                     o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2017 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

    o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

    o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017


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FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

(f) The code of ethics is filed as an exhibit to the Registrant's annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $380,000 for 2016 and $380,000 for 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $1,746 for 2016 and $0 for 2017.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2016 and $3,500 for 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $55,575 for 2016 and $55,575 for 2017. The tax fees were for review of regulated investment company status.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2016 and $0 for 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2017.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2016 and $0 for 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2016 were $55,575 for the registrant, $13,000 for the registrant's investment adviser and $32,500 for the registrant's distributor and for 2017 were $55,575 for the registrant, $44,000 for the registrant's investment adviser and $63,400 for the registrant's distributor .

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(a)4)  Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2018
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2018
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 23, 2018
     -------------------

* Print the name and title of each signing officer under his or her signature.